UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03919

Name of Registrant: Vanguard STAR Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31
Date of reporting period: November 1, 2013 – October 31, 2014

Item 1: Reports to Shareholders

Annual Report | October 31, 2014

Vanguard STAR® Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	8
Performance Summary.	9
Financial Statements.	11
Your Fund’s After-Tax Returns.	20
About Your Fund’s Expenses.	21
Glossary.	23

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2014

Total
Returns
Vanguard STAR Fund	9.61%
STAR Composite Index	8.39
STAR Composite Average	6.25
For a benchmark description, see the Glossary. STAR Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
October 31, 2013, Through October 31, 2014
Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard STAR Fund	$23.66	$25.27	$0.472	$0.158

Chairman’s Letter

Dear Shareholder,

For the fiscal year ended October 31, 2014, Vanguard STAR Fund returned 9.61%. It outpaced its composite benchmark and the composite average return of peer groups for its underlying funds.

As a “fund of funds,” STAR invests in 11 other Vanguard mutual funds. All actively managed, they include six domestic stock funds (both growth and value), two international stock portfolios (growth and value), and three fixed income portfolios (including long-term and short-term bond funds).

At the end of the period, STAR was invested about 63% in stock funds and 37% in bond funds. All 11 of the underlying funds posted gains. Domestic large-cap stock holdings produced the strongest returns, and international stock and short-term bond holdings were weakest.

Their smooth ride turned jagged, but U.S. stocks ended higher
Punctuated by a roller coaster of an October, the broad U.S. stock market returned about 16% for the 12 months ended October 31.

Impressive corporate earnings and various global stimulus measures generally supported stocks against a bleaker backdrop that included tensions in the Middle East and Ukraine and other

2

international economic concerns. But over the first two weeks of October, stocks declined sharply as investors reacted to weakness in the global economy, especially the slowdown in China and the threat of deflation in Europe. Reflecting confidence in the U.S. economy, however, the Federal Reserve announced on October 29 that it was ending its stimulative bond-buying program as anticipated.

U.S. stocks staged an impressive rebound in the period’s final two weeks, and several major indexes finished at record highs. International stocks didn’t fare as well. Emerging markets posted a modest advance, and the developed markets of Europe and the Pacific region slipped.

U.S. bonds posted positive returns as already low yields declined
The broad U.S. taxable bond market returned 4.14%. Bond prices, which backtracked at times over the summer, climbed in October as investors sought sanctuary from stock market volatility.

Overall, bond returns have been strong despite many analysts’ expectations that already low yields wouldn’t decline further. Prices rose and yields fell even as the Fed began steadily reducing its bond purchases in January. (Bond prices and yields move in opposite directions.) The yield of the 10-year U.S. Treasury note ended October at 2.31%, down from 2.54% a year earlier.

Market Barometer
		Average Annual Total Returns
		Periods Ended October 31, 2014
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	16.78%	19.90%	16.98%
Russell 2000 Index (Small-caps)	8.06	18.18	17.39
Russell 3000 Index (Broad U.S. market)	16.07	19.77	17.01
FTSE All-World ex US Index (International)	0.45	8.07	6.38

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	4.14%	2.73%	4.22%
Barclays Municipal Bond Index (Broad tax-exempt market)	7.82	4.93	5.26
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.04	0.06

CPI
Consumer Price Index	1.66%	1.60%	1.89%

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Municipal bonds returned 7.82%, with tax-exempt issues in high demand at a time of reduced supply.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) slid in September and October en route to a –2.53% return for the 12 months

The Fed’s target for short-term interest rates remained at 0%–0.25%, restraining returns for money market funds and savings accounts.

U.S. stocks and longterm bonds boosted the fund’s performance
The STAR Fund’s recent performance reflected trends in the global financial markets, as U.S. stocks returned considerably more than bonds and international stocks. In the U.S. equity market, large-capitalization stocks outpaced those of smaller companies, and growth stocks generally beat value.

As investors, we know the top-performing investment varies from year to year, so it’s wise to take a balanced and diversified approach. Vanguard STAR Fund is a great example of this. Although its U.S. large-cap holdings were this year’s standouts, last year it was U.S. small-caps. In fiscal year 2011, STAR’s bond funds provided stability when international stock markets tumbled.

Given the investment environment of the recent fiscal period, it’s not surprising that the fund’s large-cap growth holdings

Expense Ratios
Your Fund Compared With Its Peer Group
	Acquired Fund Fees	Peer Group
	and Expenses	Average
STAR Fund	0.34%	1.14%
The acquired fund fees and expenses—drawn from the prospectus dated February 27, 2014—represent an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the STAR Fund invests. The STAR Fund does not charge any expenses or fees of its own. For the fiscal year ended October 31, 2014, the annualized acquired fund fees and expenses were 0.34%.

The peer group is the STAR Composite Average, which is derived by weighting the average expense ratios of the following mutual fund groups: general equity funds (43.75%), fixed income funds (25%), 1–5 year investment-grade funds (12.5%), and international funds (18.75%). Average expense ratios for these groups are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2013.

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posted the biggest gains. Vanguard PRIMECAP Fund returned about 22% and Vanguard U.S. Growth Fund about 18%. Vanguard Morgan™ Growth Fund, which holds both large- and mid-cap growth stocks, returned almost 16%. All three benefited from strong results in technology.

Vanguard Windsor™ Fund and Vanguard Windsor II Fund, which invest primarily in large-cap value stocks, both returned about 14%. The weakest of the fund’s domestic equity holdings was the lone small-cap fund, Vanguard Explorer™ Fund. Focused on small-cap growth companies, it returned about 8%.

Among the fund’s bond holdings, Vanguard Long-Term Investment-Grade Fund was the top performer by far, returning more than 13%. Investor demand for longer-dated bonds pushed yields lower, boosting bonds with maturities at the long end of the spectrum. The fund’s other fixed income holdings, Vanguard GNMA Fund and Vanguard Short-Term Investment-Grade Fund, returned about 4% and about 2%, respectively.

As I noted, the fund’s international equity holdings turned in the poorest results for the period. Vanguard International Value Fund and Vanguard International Growth Fund each returned about 1%.

Total Returns
Ten Years Ended October 31, 2014
Average
Annual Return
STAR Fund	7.38%
STAR Composite Index	7.10
STAR Composite Average	6.03
For a benchmark description, see the Glossary.
STAR Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

The fund’s longterm performance outpaced its benchmark and peers
For the ten years ended October 31, Vanguard STAR Fund produced an average annual return of 7.38%. It outpaced the composite average annual return of its underlying funds’ peer groups (+6.03%) and was modestly ahead of its composite benchmark index (+7.10%).

This performance is perhaps even more impressive when you consider the extreme volatility of the past decade, including, of course, the worst global recession since the Great Depression. STAR’s admirable track record is a tribute to the discipline and expertise of the advisors who oversee the underlying stock and bond funds.

When market volatility heats up, the best response is to stay cool
After several years of strength, stocks hit a rough patch toward the close of the fiscal year, as I mentioned earlier. For the first half of October 2014, global stock markets, as measured by the FTSE Global All Cap Index, returned –5.56%. They rebounded in the second half of the month, but many investors undoubtedly were left feeling unsettled.

What’s my best advice to anxious shareholders? Remain calm and remember that volatility is a normal part of stock market investing. The value of keeping a cool head is highlighted in a Vanguard research paper on how investors behaved

Underlying Funds: Allocations and Returns
Twelve Months Ended October 31, 2014
	Percentage of
Vanguard Fund	STAR Fund Assets	Total Returns
Vanguard Windsor II Fund Investor Shares	14.4%	14.36%
Vanguard GNMA Fund Investor Shares	12.3	4.42
Vanguard Short-Term Investment-Grade Fund
Investor Shares	12.3	1.95
Vanguard Long-Term Investment-Grade Fund
Investor Shares	12.3	13.47
Vanguard International Growth Fund Investor
Shares	9.4	1.15
Vanguard International Value Fund	9.2	1.20
Vanguard Windsor Fund Investor Shares	7.8	14.14
Vanguard Morgan Growth Fund Investor Shares	6.2	15.83
Vanguard PRIMECAP Fund Investor Shares	6.2	22.01
Vanguard U.S. Growth Fund Investor Shares	6.1	18.39
Vanguard Explorer Fund Investor Shares	3.8	8.20
Combined	100.0%	9.61%

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during the financial crisis, when global stocks declined about 58% and U.S. stocks about 55%.

The 2010 study, Resilience in Volatile Markets: 401(k) Participant Behavior, September 2007–December 2009, examined the behavior of retirement plan participants. During that time, about three-quarters of participants made no changes to their accounts, and only 3% gave up on stocks completely. As stocks recovered, this discipline yielded big benefits. From the end of 2008 to the end of 2013, the average Vanguard 401(k) portfolio nearly doubled in value, largely because of the surge in stock prices.

I’m pleased that, over time, our clients have demonstrated an impressive ability to remain focused on their long-term goals. They stayed the course through the 1987 correction, the dot-com boom of the 1990s, and the more recent financial crisis, and they continue to do so today.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 13, 2014

7

STAR Fund

Fund Profile
As of October 31, 2014

Total Fund Characteristics

Ticker Symbol	VGSTX
30-Day SEC Yield	1.87%
Acquired Fund Fees and Expenses[1]	0.34%

Allocation to Underlying Vanguard Funds
Vanguard Windsor II Fund Investor Shares	14.4%
Vanguard GNMA Fund Investor Shares	12.3
Vanguard Short-Term Investment-Grade
Fund Investor Shares	12.3
Vanguard Long-Term Investment-Grade
Fund Investor Shares	12.3
Vanguard International Growth Fund
Investor Shares	9.4
Vanguard International Value Fund	9.2
Vanguard Windsor Fund Investor Shares	7.8
Vanguard Morgan Growth Fund Investor
Shares	6.2
Vanguard PRIMECAP Fund Investor
Shares	6.2
Vanguard U.S. Growth Fund Investor
Shares	6.1
Vanguard Explorer Fund Investor Shares	3.8

Total Fund Volatility Measures
		DJ
	STAR	U.S. Total
	Composite	Market
	Index	FA Index
R-Squared	0.99	0.89
Beta	1.04	0.68
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated February 27, 2014—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the STAR Fund invests. The STAR Fund does not charge any expenses or fees of its own. For the fiscal year ended October 31, 2014, the annualized acquired fund fees and expenses were 0.34%.

8

STAR Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2004, Through October 31, 2014
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended October 31, 2014
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
~~-------~~	STAR Fund	9.61%	11.04%	7.38%	$20,381
••••••••	STAR Composite Index	8.39	10.40	7.10	19,850
– – –	STAR Composite Average	6.25	9.82	6.03	17,953
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	16.00	17.09	8.71	23,060
For a benchmark description, see the Glossary. STAR Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

9

STAR Fund

Fiscal-Year Total Returns (%): October 31, 2004, Through October 31, 2014

Average Annual Total Returns: Periods Ended September 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.
						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
STAR Fund	3/29/1985	11.06%	10.41%	2.72%	4.65%	7.37%

10

STAR Fund

Financial Statements

Statement of Net Assets
As of October 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (44.5%)
Vanguard Windsor II Fund Investor Shares	67,956,972	2,690,417
Vanguard Windsor Fund Investor Shares	66,752,295	1,467,215
Vanguard Morgan Growth Fund Investor Shares	41,445,303	1,153,837
Vanguard PRIMECAP Fund Investor Shares	10,831,868	1,153,269
Vanguard U.S. Growth Fund Investor Shares	36,412,859	1,152,831
Vanguard Explorer Fund Investor Shares	6,855,928	721,792
		8,339,361
International Stock Funds (18.6%)
Vanguard International Growth Fund Investor Shares	77,271,792	1,759,479
Vanguard International Value Fund	46,826,778	1,726,503
		3,485,982
U.S. Bond Funds (36.9%)
Vanguard GNMA Fund Investor Shares	214,157,185	2,310,756
Vanguard Short-Term Investment-Grade Fund Investor Shares	215,153,566	2,308,598
Vanguard Long-Term Investment-Grade Fund Investor Shares	216,625,421	2,302,728
		6,922,082
Total Investments (100.0%) (Cost $12,153,636)		18,747,425
Other Assets and Liabilities (0.0%)
Other Assets		22,814
Liabilities		(25,199)
		(2,385)
Net Assets (100%)
Applicable to 741,690,067 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		18,745,040
Net Asset Value Per Share		$25.27

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STAR Fund

At October 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	11,774,316
Undistributed Net Investment Income	75,709
Accumulated Net Realized Gains	301,226
Unrealized Appreciation (Depreciation)	6,593,789
Net Assets	18,745,040

See Note A in Notes to Financial Statements.
See accompanying Notes, which are an integral part of the Financial Statements.

12

STAR Fund

Statement of Operations

Year Ended
October 31, 2014
($000)
Investment Income
Income
Income Distributions Received	356,588
Net Investment Income—Note B	356,588
Realized Net Gain (Loss)
Capital Gain Distributions Received	218,278
Affiliated Investment Securities Sold	122,526
Realized Net Gain (Loss)	340,804
Change in Unrealized Appreciation (Depreciation) of Investment Securities	950,666
Net Increase (Decrease) in Net Assets Resulting from Operations	1,648,058

See accompanying Notes, which are an integral part of the Financial Statements.

13

STAR Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	356,588	330,506
Realized Net Gain (Loss)	340,804	333,453
Change in Unrealized Appreciation (Depreciation)	950,666	1,890,845
Net Increase (Decrease) in Net Assets Resulting from Operations	1,648,058	2,554,804
Distributions
Net Investment Income	(345,133)	(324,431)
Realized Capital Gain[1]	(114,586)	(17,087)
Total Distributions	(459,719)	(341,518)
Capital Share Transactions
Issued	1,651,880	1,501,826
Issued in Lieu of Cash Distributions	441,520	328,541
Redeemed	(1,716,515)	(1,622,340)
Net Increase (Decrease) from Capital Share Transactions	376,885	208,027
Total Increase (Decrease)	1,565,224	2,421,313
Net Assets
Beginning of Period	17,179,816	14,758,503
End of Period[2]	18,745,040	17,179,816
1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $12,329,000 and $17,087,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $75,709,000 and $64,254,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

STAR Fund

Financial Highlights

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$23.66	$20.62	$19.25	$18.76	$16.96
Investment Operations
Net Investment Income	.486	.460	.455	.445	.429
Capital Gain Distributions Received	.296	.106	.097	.073	.024
Net Realized and Unrealized Gain (Loss)
on Investments	1.458	2.951	1.309	.468	1.788
Total from Investment Operations	2.240	3.517	1.861	.986	2.241
Distributions
Dividends from Net Investment Income	(.472)	(.453)	(.466)	(.448)	(.430)
Distributions from Realized Capital Gains	(.158)	(.024)	(.025)	(.048)	(.011)
Total Distributions	(.630)	(.477)	(.491)	(.496)	(.441)
Net Asset Value, End of Period	$25.27	$23.66	$20.62	$19.25	$18.76

Total Return[1]	9.61%	17.36%	9.91%	5.27%	13.42%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$18,745	$17,180	$14,759	$13,883	$13,521
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.34%	0.34%	0.34%	0.34%	0.34%
Ratio of Net Investment Income to
Average Net Assets	1.97%	2.08%	2.28%	2.29%	2.40%
Portfolio Turnover Rate	6%	9%	12%	24%	22%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

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STAR Fund

Notes to Financial Statements

Vanguard STAR Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds. The fund invests 60% to 70% of its net assets in stock funds (predominantly large-capitalization U.S. stock funds), 20% to 30% in intermediate- to long-term bond funds, and 10% to 20% in a short-term bond fund. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2014, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended October 31, 2014, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

16

STAR Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At October 31, 2014, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $26,959,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at October 31, 2014, the fund had $99,633,000 of ordinary income and $280,818,000 of long-term capital gains available for distribution.

At October 31, 2014, the cost of investment securities for tax purposes was $12,157,151,000. Net unrealized appreciation of investment securities for tax purposes was $6,590,274,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:

	Year Ended October 31,
	2014	2013
	Shares	Shares
	(000)	(000)
Issued	67,662	68,385
Issued in Lieu of Cash Distributions	18,278	15,650
Redeemed	(70,294)	(73,891)
Net Increase (Decrease) in Shares Outstanding	15,646	10,144

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STAR Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
	Oct. 31,		Proceeds			Oct. 31,
	2013		from		Capital Gain	2014
	Market	Purchases	Securities	Dividend	Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Explorer Fund	653,699	122,494	47,750	237	64,250	721,792
Vanguard GNMA Fund	2,127,222	231,924	87,966	59,333	—	2,310,756
Vanguard International
Growth Fund	1,620,943	165,219	25,910	23,910	—	1,759,479
Vanguard International
Value Fund	1,629,300	133,119	28,000	30,575	—	1,726,503
Vanguard Long-Term
Investment-Grade Fund	2,138,801	250,424	261,994	105,266	14,274	2,302,728
Vanguard Market
Liquidity Fund	581	NA1	NA1	—	—	—
Vanguard Morgan
Growth Fund	1,046,197	83,575	92,100	7,016	40,380	1,153,837
Vanguard PRIMECAP Fund	1,055,423	56,895	129,658	9,320	42,028	1,153,269
Vanguard Short-Term
Investment-Grade Fund	2,092,655	272,791	52,829	42,488	4,403	2,308,598
Vanguard U.S. Growth Fund	1,043,442	18,569	91,614	4,224	—	1,152,831
Vanguard Windsor Fund	1,328,925	62,279	94,312	17,779	—	1,467,215
Vanguard Windsor II Fund	2,442,007	151,427	140,964	56,440	52,943	2,690,417
Total	17,179,195	1,548,716	1,053,097	356,588	218,278	18,747,425
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to October 31, 2014, that would require recognition or disclosure in these financial statements.

18

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard STAR Funds and the Shareholders of Vanguard STAR Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard STAR Fund (constituting a separate portfolio of Vanguard STAR Funds, hereafter referred to as the “Fund”) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 11, 2014

Special 2014 tax information (unaudited) for Vanguard STAR Fund

This information for the fiscal year ended October 31, 2014, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $127,118,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $145,031,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 24.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

The fund designates to shareholders foreign source income of $54,484,000 and foreign taxes paid of $3,297,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2015 to determine the calendar-year amounts to be included on their 2014 tax returns.

19

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2014. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: STAR Fund
Periods Ended October 31, 2014
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	9.61%	11.04%	7.38%
Returns After Taxes on Distributions	8.69	10.24	6.37
Returns After Taxes on Distributions and Sale of Fund Shares	5.70	8.51	5.63

20

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The STAR Fund has no direct expenses, but bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the STAR Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

21

Six Months Ended October 31, 2014

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
STAR Fund	4/30/2014	10/31/2014	Period
Based on Actual Fund Return	$1,000.00	$1,040.39	$1.75
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.49	1.73
The calculations are based on acquired fund fees and expenses charged by the underlying mutual funds in which the STAR Fund invests. The STAR Fund’s annualized expense figure for the period is 0.34%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

22

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

23

Benchmark Information

STAR Composite Average: 62.5% general equity funds average, 25% fixed income funds average, and 12.5% money market funds average through December 31, 2002; 50% general equity funds average, 25% fixed income funds average, 12.5% 1–5 year investment-grade funds average, and 12.5% international funds average through September 30, 2010; and 43.75% general equity funds average, 25% fixed income funds average, 12.5% 1–5 year investment-grade funds average, and 18.75% international funds average thereafter. Derived from data provided by Lipper, a Thomson Reuters Company.

STAR Composite Index: 62.5% Dow Jones U.S. Total Stock Market Index, 25% Barclays U.S. Aggregate Bond Index, and 12.5% Citigroup Three-Month U.S. Treasury Bill Index through December 31, 2002; 50% Dow Jones U.S. Total Stock Market Index, 25% Barclays U.S. Aggregate Bond Index, 12.5% Barclays U.S. 1–5 Year Credit Bond Index, and 12.5% MSCI EAFE Index through April 22, 2005; 50% MSCI US Broad Market Index, 25% Barclays U.S. Aggregate Bond Index, 12.5% Barclays U.S. 1–5 Year Credit Bond Index, and 12.5% MSCI EAFE Index through September 30, 2010; and 43.75% MSCI US Broad Market Index, 25% Barclays U.S. Aggregate Bond Index, 12.5% Barclays U.S. 1–5 Year Credit Bond Index, and 18.75% MSCI All Country World Index ex USA thereafter. MSCI international benchmark returns are adjusted for withholding taxes.

24

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
IndependentTrustees	Bioethical Issues.

Emerson U. Fullwood	JoAnn Heffernan Heisen
Born 1948. Trustee Since January 2008. Principal	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Executive	Occupation(s) During the Past Five Years: Corporate
Chief Staff and Marketing Officer for North America	Vice President and Chief Global Diversity Officer
and Corporate Vice President (retired 2008) of Xerox	(retired 2008) and Member of the Executive
Corporation (document management products and	Committee (1997–2008) of Johnson & Johnson
services); Executive in Residence and 2009–2010	(pharmaceuticals/medical devices/consumer
Distinguished Minett Professor at the Rochester	products); Director of Skytop Lodge Corporation
Institute of Technology; Director of SPX Corporation	(hotels), the University Medical Center at Princeton,
(multi-industry manufacturing), the United Way of	the Robert Wood Johnson Foundation, and the Center
Rochester, Amerigroup Corporation (managed health	for Talent Innovation; Member of the Advisory Board
care), the University of Rochester Medical Center,	of the Maxwell School of Citizenship and Public Affairs
Monroe Community College Foundation, and North	at Syracuse University.
Carolina A&T University.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer (retired 2009) of Cummins
Chairman and Chief Executive Officer (retired 2009)	Inc. (industrial machinery); Chairman of the Board
and President (2006–2008) of Rohm and Haas Co.	of Hillenbrand, Inc. (specialized consumer services),
(chemicals); Director of Tyco International, Ltd.	and of Oxfam America; Director of SKF AB (industrial
(diversified manufacturing and services), Hewlett-	machinery), Hyster-Yale Materials Handling, Inc.
Packard Co. (electronic computer manufacturing),	(forklift trucks), the Lumina Foundation for Education,

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Trustee of
Colby-Sawyer College; Member of the Advisory Board	Founder
of the Norris Cotton Cancer Center and of the Advisory
Board of the Parthenon Group (strategy consulting).	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q560 122014

Annual Report | October 31, 2014

Vanguard LifeStrategy® Funds

Vanguard LifeStrategy Income Fund

Vanguard LifeStrategy Conservative Growth Fund

Vanguard LifeStrategy Moderate Growth Fund

Vanguard LifeStrategy Growth Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
LifeStrategy Income Fund.	9
LifeStrategy Conservative Growth Fund.	20
LifeStrategy Moderate Growth Fund.	31
LifeStrategy Growth Fund.	42
Your Fund’s After-Tax Returns.	54
About Your Fund’s Expenses.	56
Glossary.	58

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2014
Total
Returns
Vanguard LifeStrategy Income Fund	5.95%
Income Composite Index	5.98
Income Composite Average	4.45
Income Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard LifeStrategy Conservative Growth Fund	7.34%
Conservative Growth Composite Index	7.35
Conservative Growth Composite Average	5.44
Conservative Growth Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard LifeStrategy Moderate Growth Fund	8.67%
Moderate Growth Composite Index	8.69
Moderate Growth Composite Average	6.41
Moderate Growth Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard LifeStrategy Growth Fund	10.02%
Growth Composite Index	10.00
Growth Composite Average	7.36
Growth Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

For a benchmark description, see the Glossary.

1

Chairman’s Letter

Dear Shareholder,

U.S. equities powered global stock market returns for the fiscal year ended October 31, 2014. Investors’ skepticism about Europe’s growth prospects and the slowdown in China and other emerging markets contributed to notable weakness in international stocks.

U.S. bonds, meanwhile, posted solid returns for the period, and currency-hedged international bonds registered even stronger results as their yields dropped further.

In this environment, the fiscal-year returns for Vanguard’s four LifeStrategy Funds ranged from nearly 6% to about 10%. The funds’ results were on par with their composite indexes and ahead of the average return of their composite peer groups.

Their smooth ride turned jagged, but U.S. stocks ended higher
Punctuated by a roller coaster of an October, the broad U.S. stock market returned about 16% for the 12 months ended October 31.

Impressive corporate earnings and various global stimulus measures generally supported stocks against a bleaker backdrop that included tensions in the Middle East and Ukraine and international economic concerns. But over the first two weeks of October, stocks declined sharply as investors

2

reacted to weakness in the global economy. Reflecting confidence in the U.S. economy, however, the Federal Reserve announced on October 29 that it was ending its stimulative bond-buying program as anticipated.

U.S. stocks staged an impressive rebound in the period’s final two weeks, and several major indexes finished at record highs. International stocks didn’t fare as well. Emerging markets posted a modest advance, and stocks of the developed markets of Europe and the Pacific region slipped.

U.S. Bonds posted positive returns as already low yields declined
The broad U.S. taxable bond market returned 4.14%. Bond prices, which backtracked at times over the summer, climbed in October as investors sought sanctuary from stock market volatility.

Overall, bond returns have been strong despite many analysts’ expectations that already low yields wouldn’t decline further. Prices rose and yields fell even as the Fed began steadily reducing its bond purchases in January. (Bond prices and yields move

Market Barometer

		Average Annual Total Returns
		Periods Ended October 31, 2014
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	16.78%	19.90%	16.98%
Russell 2000 Index (Small-caps)	8.06	18.18	17.39
Russell 3000 Index (Broad U.S. market)	16.07	19.77	17.01
FTSE All-World ex US Index (International)	0.45	8.07	6.38

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	4.14%	2.73%	4.22%
Barclays Municipal Bond Index (Broad tax-exempt market)	7.82	4.93	5.26
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.04	0.06

CPI
Consumer Price Index	1.66%	1.60%	1.89%

3

in opposite directions.) The yield of the 10-year U.S. Treasury note ended October at 2.31%, down from 2.54% a year earlier.

Municipal bonds returned 7.82%, with tax-exempt issues in high demand even at a time of reduced supply.

The Fed’s target for short-term interest rates remained at 0%–0.25%, restraining returns for money market funds and savings accounts.

Stock-heavy funds surpassed more conservative portfolios
Vanguard’s four LifeStrategy Funds are designed for long-term investors looking for balance and global diversification in a single vehicle. Each fund consists of four underlying index funds with a fixed allocation to domestic and international stocks and bonds. The LifeStrategy Funds’ differing risk profiles give investors a way to manage risk as they seek to grow and preserve their capital.

Expense Ratios
Your Fund Compared With Its Peer Group
	Acquired Fund Fees	Peer Group
	and Expenses	Average
LifeStrategy Income Fund	0.14%	0.99%
LifeStrategy Conservative Growth Fund	0.15	1.06
LifeStrategy Moderate Growth Fund	0.16	1.14
LifeStrategy Growth Fund	0.17	1.21

The fund expense figures shown—drawn from the prospectus dated February 27, 2014—represent an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the LifeStrategy Funds invest. The LifeStrategy Funds do not charge any expenses or fees of their own. For the fiscal year ended October 31, 2014, the annualized acquired fund fees and expenses were 0.14% for the LifeStrategy Income Fund, 0.15% for the LifeStrategy Conservative Growth Fund, 0.16% for the LifeStrategy Moderate Growth Fund, and 0.17% for the LifeStrategy Growth Fund.

Peer groups are the composites listed on page 1. Their expense figures are derived by applying the appropriate allocations to average expense ratios of these mutual fund peer groups: fixed income funds, general equity funds, and international funds. Average expense ratios for these groups are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2013.

4

For the 12 months, Vanguard LifeStrategy Growth Fund (80% stocks/20% bonds), the most aggressively invested fund in the group, performed best. Vanguard LifeStrategy Income Fund (80% bonds/20% stocks), the most conservative of the lot, posted the weakest return. The results of the two remaining funds fell in between.

The most recent fiscal year is a good example of the potential benefits of global diversification. The funds’ exposure to U.S. stocks helped counter the sharp decline in international equity markets in the second half of the period. Vanguard Total Stock Market Index Fund, which provides investors with broad exposure to the entire U.S. stock market, was the top performer by far, with a return of 15.93%. (All returns for underlying funds are based on Investor Shares.)

Vanguard Total International Bond Index Fund was another strong contributor, returning 6.02% as currency-hedged international bonds outpaced their U.S.

Total Returns
Ten Years Ended October 31, 2014
Average
Annual Return
LifeStrategy Income Fund	4.87%
Income Composite Index	5.30
Income Composite Average	4.60
Income Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

LifeStrategy Conservative Growth Fund	5.65%
Conservative Growth Composite Index	6.00
Conservative Growth Composite Average	5.27
Conservative Growth Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

LifeStrategy Moderate Growth Fund	6.45%
Moderate Growth Composite Index	6.86
Moderate Growth Composite Average	6.17
Moderate Growth Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

LifeStrategy Growth Fund	6.94%
Growth Composite Index	7.35
Growth Composite Average	6.65
Growth Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

For a benchmark description, see the Glossary.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

counterparts for the period. Added to the LifeStrategy Funds’ lineup in mid-2013, this index fund has further diversified the portfolios. Vanguard research has shown that a modest allocation to international bonds, hedged to remove the effect of currency fluctuations, can help lower total portfolio volatility over the long term.

Vanguard Total Bond Market II Index Fund returned 4.06% for the 12 months. Investment-grade corporate bonds were the U.S. bond market’s lead performers and added most to the fund’s result.

Vanguard Total International Stock Index Fund returned 1.00% for the period. As I mentioned earlier, international equities were pressured amid growing concerns about the threat of deflation in Europe and the slowdown in China and other emerging markets.

The funds’ long-term record shows a decade of solid returns
For the decade ended October 31, 2014, the average annual returns of the Vanguard LifeStrategy Funds ranged from almost 5% for the Income Fund to nearly 7% for the Growth Fund. Each fund’s average surpassed that of its peer group.

The funds’ strong results are tied directly to the performance of their underlying index funds. Credit goes to Vanguard’s Equity Investment and Fixed Income Groups, whose skilled portfolio construction and management have enabled those funds to successfully track their benchmarks while keeping the associated costs very low.

When market volatility heats up, the best response is to stay cool
After several years of strength, stocks hit a rough patch toward the close of the fiscal year. From the end of September through the middle of October, global stock markets, as measured by the FTSE Global All Cap Index, returned –5.56%. They rebounded in the latter part of October, but many investors undoubtedly were left feeling unsettled.

What’s my best advice to anxious shareholders? Remain calm and remember that volatility is a normal part of stock market investing. The value of keeping a cool head is highlighted in a Vanguard research paper on investor behavior during a period when global stocks declined about 58% and U.S. stocks about 55%.

The 2010 study, Resilience in Volatile Markets: 401(k) Participant Behavior, September 2007–December 2009, from the Vanguard Center for Retirement Research, examined the behavior of retirement plan participants. During the Great Recession of 2007 to 2009, about three-quarters of the participants in

6

Vanguard-administered retirement plans made no changes to their accounts, and only 3% gave up on stocks completely. As stocks recovered, this discipline yielded big benefits. From the end of 2008 to the end of 2013, the average Vanguard 401(k) portfolio nearly doubled in value, largely because of the surge in stock prices.

I’m pleased that, over time, our clients have demonstrated an impressive ability to remain focused on their long-term goals. They stayed the course through the 1987 correction, the dot-com boom of the 1990s, and the 2008 financial crisis, and they continue to do so today.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 12, 2014

7

Your Fund’s Performance at a Glance
October 31, 2013, Through October 31, 2014
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard LifeStrategy Income Fund	$14.47	$14.93	$0.303	$0.083
Vanguard LifeStrategy Conservative Growth
Fund	$18.04	$18.86	$0.391	$0.094
Vanguard LifeStrategy Moderate Growth Fund	$22.90	$24.32	$0.479	$0.065
Vanguard LifeStrategy Growth Fund	$27.07	$29.12	$0.582	$0.054

8

LifeStrategy Income Fund

Fund Profile
As of October 31, 2014

Total Fund Characteristics

Ticker Symbol	VASIX
30-Day SEC Yield	2.09%
Acquired Fund Fees and Expenses[1]	0.14%

Allocation to Underlying Vanguard Funds
Vanguard Total Bond Market II Index Fund
Investor Shares	64.1%
Vanguard Total International Bond Index
Fund Investor Shares	15.9
Vanguard Total Stock Market Index Fund
Investor Shares	14.0
Vanguard Total International Stock Index
Fund Investor Shares	6.0

Total Fund Volatility Measures
		Barclays
	Income	Aggregate
	Composite	Bond
	Index	Index
R-Squared	0.99	0.56
Beta	1.00	0.82
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated February 27, 2014—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the LifeStrategy Income Fund invests. The LifeStrategy Income Fund does not charge any expenses or fees of its own. For the fiscal year ended October 31, 2014, the annualized acquired fund fees and expenses were 0.14%.

9

LifeStrategy Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2004, Through October 31, 2014
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended October 31, 2014
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	LifeStrategy Income Fund	5.95%	6.04%	4.87%	$16,095

••••••••	Income Composite Index	5.98	6.24	5.30	16,760

– – – –	Income Composite Average	4.45	6.22	4.60	15,673

	Barclays U.S. Aggregate Bond Index	4.14	4.22	4.64	15,734
For a benchmark description, see the Glossary.
Income Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

10

LifeStrategy Income Fund

Fiscal-Year Total Returns (%): October 31, 2004, Through October 31, 2014

For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended September 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.
				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
LifeStrategy Income Fund	9/30/1994	6.21%	5.78%	3.20%	1.66%	4.86%

11

LifeStrategy Income Fund

Financial Statements

Statement of Net Assets
As of October 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (14.0%)
Vanguard Total Stock Market Index Fund Investor Shares	8,598,537	435,258

International Stock Fund (6.0%)
Vanguard Total International Stock Index Fund Investor Shares	11,340,828	184,969

U.S. Bond Fund (64.1%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	183,881,671	1,989,600

International Bond Fund (15.9%)
Vanguard Total International Bond Index Fund Investor Shares	47,320,041	494,494
Total Investment Companies (Cost $2,826,303)		3,104,321
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 0.114% (Cost $944)	943,837	944
Total Investments (100.0%) (Cost $2,827,247)		3,105,265
Other Assets and Liabilities (0.0%)
Other Assets		33,285
Liabilities		(32,864)
		421
Net Assets (100%)
Applicable to 208,067,891 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		3,105,686
Net Asset Value Per Share		$14.93

12

LifeStrategy Income Fund

At October 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	2,812,274
Undistributed Net Investment Income	6,221
Accumulated Net Realized Gains	9,173
Unrealized Appreciation (Depreciation)	278,018
Net Assets	3,105,686

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

13

LifeStrategy Income Fund

Statement of Operations

Year Ended
October 31, 2014
($000)
Investment Income
Income
Income Distributions Received	61,667
Net Investment Income—Note B	61,667
Realized Net Gain (Loss)
Capital Gain Distributions Received	878
Affiliated Investment Securities Sold	12,406
Realized Net Gain (Loss)	13,284
Change in Unrealized Appreciation (Depreciation) of Investment Securities	93,419
Net Increase (Decrease) in Net Assets Resulting from Operations	168,370

See accompanying Notes, which are an integral part of the Financial Statements.

14

LifeStrategy Income Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	61,667	57,320
Realized Net Gain (Loss)	13,284	27,556
Change in Unrealized Appreciation (Depreciation)	93,419	20,958
Net Increase (Decrease) in Net Assets Resulting from Operations	168,370	105,834
Distributions
Net Investment Income	(60,573)	(56,814)
Realized Capital Gain[1]	(16,656)	(96,843)
Total Distributions	(77,229)	(153,657)
Capital Share Transactions
Issued	851,276	794,899
Issued in Lieu of Cash Distributions	72,207	145,921
Redeemed	(812,916)	(739,101)
Net Increase (Decrease) from Capital Share Transactions	110,567	201,719
Total Increase (Decrease)	201,708	153,896
Net Assets
Beginning of Period	2,903,978	2,750,082
End of Period[2]	3,105,686	2,903,978
1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $2,809,000 and $11,681,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $6,221,000 and $5,127,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

LifeStrategy Income Fund

Financial Highlights

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$14.47	$14.73	$14.28	$14.15	$13.20
Investment Operations
Net Investment Income	. 307.294		.353	.357	.388
Capital Gain Distributions Received	.004	.064	.116	.059	—
Net Realized and Unrealized Gain (Loss)
on Investments	. 535.189		.429	.109	.954
Total from Investment Operations	.846	.547	.898	.525	1.342
Distributions
Dividends from Net Investment Income	(. 303)	(. 293)	(. 354)	(. 361)	(. 392)
Distributions from Realized Capital Gains	(.083)	(. 514)	(. 094)	(. 034)	—
Total Distributions	(.386)	(. 807)	(.448)	(. 395)	(. 392)
Net Asset Value, End of Period	$14.93	$14.47	$14.73	$14.28	$14.15

Total Return[1]	5.95%	3.88%	6.41%	3.77%	10.32%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,106	$2,904	$2,750	$2,402	$2,251
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.14%	0.14%	0.14%	0.18%	0.18%
Ratio of Net Investment Income to
Average Net Assets	2.10%	2.04%	2.45%	2.52%	2.89%
Portfolio Turnover Rate	12%	25%	8%[2]	43%[3]	9%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s investments from Vanguard Asset Allocation Fund to Vanguard Total Bond Market II Index Fund and Vanguard Total Stock Market Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.
3 Excludes the value of mutual fund shares delivered and bonds received in connection with a change in the fund’s bond investments from Vanguard Short-Term Investment-Grade Fund to individual bonds because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

16

LifeStrategy Income Fund

Notes to Financial Statements

Vanguard LifeStrategy Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2014, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended October 31, 2014, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

17

LifeStrategy Income Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At October 31, 2014, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $3,472,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at October 31, 2014, the fund had $8,251,000 of ordinary income and $7,442,000 of long-term capital gains available for distribution.

At October 31, 2014, the cost of investment securities for tax purposes was $2,827,547,000. Net unrealized appreciation of investment securities for tax purposes was $277,718,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:

	Year Ended October 31,
	2014	2013
	Shares	Shares
	(000)	(000)
Issued	58,114	55,302
Issued in Lieu of Cash Distributions	4,972	10,271
Redeemed	(55,726)	(51,550)
Net Increase (Decrease) in Shares Outstanding	7,360	14,023

18

LifeStrategy Income Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
	Oct. 31,		Proceeds			Oct. 31,
	2013		from		Capital Gain	2014
	Market	Purchases	Securities	Dividend	Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	341	NA1	NA1	1	—	944
Vanguard Total Bond
Market II Index Fund	1,851,352	280,604	174,341	42,348	878	1,989,600
Vanguard Total International
Bond Index Fund	462,649	40,467	29,668	6,732	—	494,494
Vanguard Total International
Stock Index Fund	177,884	31,466	20,651	5,545	—	184,969
Vanguard Total Stock Market
Index Fund	412,499	90,754	124,518	7,041	—	435,258
Total	2,904,725	443,291	349,178	61,667	878	3,105,265
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to October 31, 2014, that would require recognition or disclosure in these financial statements.

19

LifeStrategy Conservative Growth Fund

Fund Profile
As of October 31, 2014

Total Fund Characteristics

Ticker Symbol	VSCGX
30-Day SEC Yield	2.09%
Acquired Fund Fees and Expenses[1]	0.15%

Allocation to Underlying Vanguard Funds
Vanguard Total Bond Market II Index Fund
Investor Shares	47.6%
Vanguard Total Stock Market Index Fund
Investor Shares	28.5
Vanguard Total International Bond Index
Fund Investor Shares	12.0
Vanguard Total International Stock Index
Fund Investor Shares	11.9

Total Fund Volatility Measures
	Conservative	DJ
	Growth	U.S. Total
	Composite	Market
	Index	FA Index
R-Squared	1.00	0.79
Beta	1.00	0.41
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated February 27, 2014—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the LifeStrategy Conservative Growth Fund invests. The LifeStrategy Conservative Growth Fund does not charge any expenses or fees of its own. For the fiscal year ended October 31, 2014, the annualized acquired fund fees and expenses were 0.15%.

20

LifeStrategy Conservative Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2004, Through October 31, 2014
Initial Investment of $10,000

		Average Annual Total Returns Periods Ended October 31, 2014

					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	LifeStrategy Conservative Growth
	Fund	7.34%	8.05%	5.65%	$17,318
	Conservative Growth Composite
••••••••	Index	7.35	8.15	6.00	17,906
	Conservative Growth Composite
– – – - -	Average	5.44	7.89	5.27	16,707
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	16.00	17.09	8.71	23,060

For a benchmark description, see the Glossary.

Conservative Growth Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

21

LifeStrategy Conservative Growth Fund

Fiscal-Year Total Returns (%): October 31, 2004, Through October 31, 2014

For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended September 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
LifeStrategy Conservative
Growth Fund	9/30/1994	8.07%	7.63%	2.91%	2.72%	5.63%

22

LifeStrategy Conservative Growth Fund

Financial Statements

Statement of Net Assets
As of October 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (28.5%)
Vanguard Total Stock Market Index Fund Investor Shares	40,808,288	2,065,716

International Stock Fund (11.9%)
Vanguard Total International Stock Index Fund Investor Shares	53,136,820	866,661

U.S. Bond Fund (47.6%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	319,434,392	3,456,280

International Bond Fund (12.0%)
Vanguard Total International Bond Index Fund Investor Shares	82,987,854	867,223
Total Investment Companies (Cost $5,816,684)		7,255,880
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 0.114% (Cost $123)	123,202	123
Total Investments (100.0%) (Cost $5,816,807)		7,256,003
Other Assets and Liabilities (0.0%)
Other Assets		46,364
Liabilities		(43,136)
		3,228
Net Assets (100%)
Applicable to 384,992,813 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		7,259,231
Net Asset Value Per Share		$18.86

23

LifeStrategy Conservative Growth Fund

At October 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	5,636,121
Undistributed Net Investment Income	10,700
Accumulated Net Realized Gains	173,214
Unrealized Appreciation (Depreciation)	1,439,196
Net Assets	7,259,231

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

24

LifeStrategy Conservative Growth Fund

Statement of Operations

Year Ended
October 31, 2014
($000)
Investment Income
Income
Income Distributions Received	156,644
Net Investment Income—Note B	156,644
Realized Net Gain (Loss)
Capital Gain Distributions Received	1,984
Affiliated Investment Securities Sold	199,340
Realized Net Gain (Loss)	201,324
Change in Unrealized Appreciation (Depreciation) of Investment Securities	136,732
Net Increase (Decrease) in Net Assets Resulting from Operations	494,700

See accompanying Notes, which are an integral part of the Financial Statements.

25

LifeStrategy Conservative Growth Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	156,644	168,167
Realized Net Gain (Loss)	201,324	62,946
Change in Unrealized Appreciation (Depreciation)	136,732	468,118
Net Increase (Decrease) in Net Assets Resulting from Operations	494,700	699,231
Distributions
Net Investment Income	(157,513)	(165,826)
Realized Capital Gain[1]	(45,631)	(144,759)
Total Distributions	(203,144)	(310,585)
Capital Share Transactions
Issued	1,694,523	1,785,061
Issued in Lieu of Cash Distributions	196,106	302,416
Redeemed	(3,566,652)	(1,191,180)
Net Increase (Decrease) from Capital Share Transactions	(1,676,023)	896,297
Total Increase (Decrease)	(1,384,467)	1,284,943
Net Assets
Beginning of Period	8,643,698	7,358,755
End of Period[2]	7,259,231	8,643,698
1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $17,476,000 and $13,355,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $10,700,000 and $11,569,000.

See accompanying Notes, which are an integral part of the Financial Statements.

26

LifeStrategy Conservative Growth Fund

Financial Highlights

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$18.04	$17.21	$16.40	$16.20	$14.81
Investment Operations
Net Investment Income	.395	.369	.421	.374	.406
Capital Gain Distributions Received	.005	.055	.101	.049	—
Net Realized and Unrealized Gain (Loss)
on Investments	.905	1.109	.750	.179	1.392
Total from Investment Operations	1.305	1.533	1.272	.602	1.798
Distributions
Dividends from Net Investment Income	(.391)	(.367)	(. 420)	(. 378)	(.408)
Distributions from Realized Capital Gains	(. 094)	(. 336)	(. 042)	(. 024)	—
Total Distributions	(.485)	(.703)	(. 462)	(. 402)	(. 408)
Net Asset Value, End of Period	$18.86	$18.04	$17.21	$16.40	$16.20

Total Return[1]	7.34%	9.18%	7.88%	3.74%	12.30%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,259	$8,644	$7,359	$6,553	$6,316
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.15%	0.15%	0.15%	0.19%	0.19%
Ratio of Net Investment Income to
Average Net Assets	2.12%	2.12%	2.51%	2.27%	2.63%
Portfolio Turnover Rate	15%	19%	15%[2]	46%[3]	15%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s investments from Vanguard Asset Allocation Fund to Vanguard Total Bond Market II Index Fund and Vanguard Total Stock Market Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.
3 Excludes the value of mutual fund shares delivered and bonds received in connection with a change in the fund’s bond investments from Vanguard Short-Term Investment-Grade Fund to individual bonds because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

27

LifeStrategy Conservative Growth Fund

Notes to Financial Statements

Vanguard LifeStrategy Conservative Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2014, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended October 31, 2014, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

28

LifeStrategy Conservative Growth Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At October 31, 2014, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $26,592,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at October 31, 2014, the fund had $11,444,000 of ordinary income and $173,078,000 of long-term capital gains available for distribution.

At October 31, 2014, the cost of investment securities for tax purposes was $5,817,415,000. Net unrealized appreciation of investment securities for tax purposes was $1,438,588,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:

	Year Ended October 31,
	2014	2013
	Shares	Shares
	(000)	(000)
Issued	92,159	102,130
Issued in Lieu of Cash Distributions	10,727	17,697
Redeemed	(197,073)	(68,210)
Net Increase (Decrease) in Shares Outstanding	(94,187)	51,617

29

LifeStrategy Conservative Growth Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
	Oct. 31,		Proceeds			Oct. 31,
	2013		from		Capital Gain	2014
	Market	Purchases	Securities	Dividend	Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	—	NA1	NA1	2	—	123
Vanguard Total Bond
Market II Index Fund	4,124,870	627,237	1,353,300	79,930	1,984	3,456,280
Vanguard Total International
Bond Index Fund	1,031,397	81,608	284,081	12,655	—	867,223
Vanguard Total International
Stock Index Fund	1,046,739	141,244	293,302	28,018	—	866,661
Vanguard Total Stock Market
Index Fund	2,440,691	267,608	910,902	36,039	—	2,065,716
Total	8,643,697	1,117,697	2,841,585	156,644	1,984	7,256,003
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to October 31, 2014, that would require recognition or disclosure in these financial statements.

30

LifeStrategy Moderate Growth Fund

Fund Profile
As of October 31, 2014

Total Fund Characteristics

Ticker Symbol	VSMGX
30-Day SEC Yield	2.10%
Acquired Fund Fees and Expenses[1]	0.16%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	42.3%
Vanguard Total Bond Market II Index Fund
Investor Shares	31.8
Vanguard Total International Stock Index
Fund Investor Shares	17.9
Vanguard Total International Bond Index
Fund Investor Shares	8.0

Total Fund Volatility Measures
	Moderate	DJ
	Growth	U.S. Total
	Composite	Market
	Index	FA Index
R-Squared	1.00	0.90
Beta	1.00	0.62
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated February 27, 2014—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the LifeStrategy Moderate Growth Fund invests. The LifeStrategy Moderate Growth Fund does not charge any expenses or fees of its own. For the fiscal year ended October 31, 2014, the annualized acquired fund fees and expenses were 0.16%.

31

LifeStrategy Moderate Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2004, Through October 31, 2014
Initial Investment of $10,000

		Average Annual Total Returns Periods Ended October 31, 2014

					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	LifeStrategy Moderate Growth Fund	8.67%	10.17%	6.45%	$18,687

••••••••	Moderate Growth Composite Index	8.69	10.43	6.86	19,408
_ _ _ _ –	Moderate Growth Composite
	Average	6.41	10.03	6.17	18,191
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	16.00	17.09	8.71	23,060
For a benchmark description, see the Glossary.
Moderate Growth Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

32

LifeStrategy Moderate Growth Fund

Fiscal-Year Total Returns (%): October 31, 2004, Through October 31, 2014

For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended September 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
LifeStrategy Moderate
Growth Fund	9/30/1994	9.90%	9.56%	2.65%	3.80%	6.45%

33

LifeStrategy Moderate Growth Fund

Financial Statements

Statement of Net Assets
As of October 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (42.3%)
Vanguard Total Stock Market Index Fund Investor Shares	98,257,692	4,973,804

International Stock Fund (17.9%)
Vanguard Total International Stock Index Fund Investor Shares	129,036,734	2,104,589

U.S. Bond Fund (31.8%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	346,288,319	3,746,840

International Bond Fund (8.0%)
Vanguard Total International Bond Index Fund Investor Shares	90,185,569	942,439
Total Investment Companies (Cost $8,491,950)		11,767,672
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market Liquidity Fund, 0.114% (Cost $1,163)	1,162,810	1,163
Total Investments (100.0%) (Cost $8,493,113)		11,768,835
Other Assets and Liabilities (0.0%)
Other Assets		170,279
Liabilities		(173,668)
		(3,389)
Net Assets (100%)
Applicable to 483,738,254 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		11,765,446
Net Asset Value Per Share		$24.32

34

LifeStrategy Moderate Growth Fund

At October 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	8,354,648
Undistributed Net Investment Income	67,463
Accumulated Net Realized Gains	67,613
Unrealized Appreciation (Depreciation)	3,275,722
Net Assets	11,765,446

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

35

LifeStrategy Moderate Growth Fund

Statement of Operations

Year Ended
October 31, 2014
($000)
Investment Income
Income
Income Distributions Received	239,306
Net Investment Income—Note B	239,306
Realized Net Gain (Loss)
Capital Gain Distributions Received	1,658
Affiliated Investment Securities Sold	81,057
Realized Net Gain (Loss)	82,715
Change in Unrealized Appreciation (Depreciation) of Investment Securities	604,631
Net Increase (Decrease) in Net Assets Resulting from Operations	926,652

See accompanying Notes, which are an integral part of the Financial Statements.

36

LifeStrategy Moderate Growth Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	239,306	211,185
Realized Net Gain (Loss)	82,715	50,606
Change in Unrealized Appreciation (Depreciation)	604,631	1,055,473
Net Increase (Decrease) in Net Assets Resulting from Operations	926,652	1,317,264
Distributions
Net Investment Income	(227,870)	(225,479)
Realized Capital Gain[1]	(30,908)	(154,014)
Total Distributions	(258,778)	(379,493)
Capital Share Transactions
Issued	2,577,826	2,064,057
Issued in Lieu of Cash Distributions	252,992	372,474
Redeemed	(2,461,436)	(1,432,254)
Net Increase (Decrease) from Capital Share Transactions	369,382	1,004,277
Total Increase (Decrease)	1,037,256	1,942,048
Net Assets
Beginning of Period	10,728,190	8,786,142
End of Period[2]	11,765,446	10,728,190
1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $9,035,000 and $10,911,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $67,463,000 and $56,027,000.

See accompanying Notes, which are an integral part of the Financial Statements.

37

LifeStrategy Moderate Growth Fund

Financial Highlights

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$22.90	$20.84	$19.54	$19.22	$17.16
Investment Operations
Net Investment Income	. 498.475		.515	.406	.431
Capital Gain Distributions Received	.004	.044	.081	.042	—
Net Realized and Unrealized Gain (Loss)
on Investments	1.462	2.430	1.173	.350	2.023
Total from Investment Operations	1.964	2.949	1.769	.798	2.454
Distributions
Dividends from Net Investment Income	(.479)	(. 522)	(. 439)	(. 448)	(.394)
Distributions from Realized Capital Gains	(.065)	(.367)	(. 030)	(. 030)	—
Total Distributions	(.544)	(.889)	(.469)	(.478)	(.394)
Net Asset Value, End of Period	$24.32	$22.90	$20.84	$19.54	$19.22

Total Return[1]	8.67%	14.66%	9.25%	4.14%	14.50%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,765	$10,728	$8,786	$8,098	$8,049
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.16%	0.16%	0.16%	0.19%	0.19%
Ratio of Net Investment Income to
Average Net Assets	2.12%	2.19%	2.56%	2.05%	2.37%
Portfolio Turnover Rate	12%	15%	15%[2]	32%	17%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s investments from Vanguard Asset Allocation Fund to Vanguard Total Bond Market II Index Fund and Vanguard Total Stock Market Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

38

LifeStrategy Moderate Growth Fund

Notes to Financial Statements

Vanguard LifeStrategy Moderate Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2014, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended October 31, 2014, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

39

LifeStrategy Moderate Growth Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At October 31, 2014, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $14,089,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at October 31, 2014, the fund had $80,722,000 of ordinary income and $57,170,000 of long-term capital gains available for distribution.

At October 31, 2014, the cost of investment securities for tax purposes was $8,495,929,000. Net unrealized appreciation of investment securities for tax purposes was $3,272,906,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:

	Year Ended October 31,
	2014	2013
	Shares	Shares
	(000)	(000)
Issued	109,330	95,400
Issued in Lieu of Cash Distributions	10,769	18,066
Redeemed	(104,840)	(66,583)
Net Increase (Decrease) in Shares Outstanding	15,259	46,883

40

LifeStrategy Moderate Growth Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
	Oct. 31,		Proceeds			Oct. 31,
	2013		from		Capital Gain	2014
	Market	Purchases	Securities	Dividend	Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	—	NA1	NA1	3	—	1,163
Vanguard Total Bond
Market II Index Fund	3,422,306	823,153	562,447	81,490	1,658	3,746,840
Vanguard Total International
Bond Index Fund	854,971	89,301	42,539	12,945	—	942,439
Vanguard Total International
Stock Index Fund	1,932,680	331,350	113,363	63,560	—	2,104,589
Vanguard Total Stock Market
Index Fund	4,520,845	463,260	637,533	81,308	—	4,973,804
Total	10,730,802	1,707,064	1,355,882	239,306	1,658	11,768,835
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to October 31, 2014, that would require recognition or disclosure in these financial statements.

41

LifeStrategy Growth Fund

Fund Profile
As of October 31, 2014

Total Fund Characteristics

Ticker Symbol	VASGX
30-Day SEC Yield	2.10%
Acquired Fund Fees and Expenses[1]	0.17%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	56.6%
Vanguard Total International Stock Index
Fund Investor Shares	23.8
Vanguard Total Bond Market II Index Fund
Investor Shares	15.6
Vanguard Total International Bond Index
Fund Investor Shares	4.0

Total Fund Volatility Measures
		DJ
	Growth	U.S. Total
	Composite	Market
	Index	FA Index
R-Squared	1.00	0.94
Beta	1.00	0.83
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated February 27, 2014—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the LifeStrategy Growth Fund invests. The LifeStrategy Growth Fund does not charge any expenses or fees of its own. For the fiscal year ended October 31, 2014, the annualized acquired fund fees and expenses were 0.17%.

42

LifeStrategy Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2004, Through October 31, 2014
Initial Investment of $10,000

		Average Annual Total Returns Periods Ended October 31, 2014

					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	LifeStrategy Growth Fund	10.02%	12.00%	6.94%	$19,559

••••••••	Growth Composite Index	10.00	12.21	7.35	20,315
– – –	Growth Composite Average	7.36	11.59	6.65	19,042
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	16.00	17.09	8.71	23,060
For a benchmark description, see the Glossary.
Growth Composite Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

43

LifeStrategy Growth Fund

Fiscal-Year Total Returns (%): October 31, 2004, Through October 31, 2014

For a benchmark description, see the Glossary.

Average Annual Total Returns: Periods Ended September 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
LifeStrategy Growth Fund	9/30/1994	11.76%	11.20%	2.34%	4.61%	6.95%

44

LifeStrategy Growth Fund

Financial Statements

Statement of Net Assets
As of October 31, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (56.6%)
Vanguard Total Stock Market Index Fund Investor Shares	118,828,099	6,015,078

International Stock Fund (23.8%)
Vanguard Total International Stock Index Fund Investor Shares	154,818,162	2,525,084

U.S. Bond Fund (15.6%)
1 Vanguard Total Bond Market II Index Fund Investor Shares	153,604,196	1,661,998

International Bond Fund (4.0%)
Vanguard Total International Bond Index Fund Investor Shares	40,736,421	425,696
Total Investments (100.0%) (Cost $7,005,060)		10,627,856
Other Assets and Liabilities (0.0%)
Other Assets		12,446
Liabilities		(10,466)
		1,980
Net Assets (100%)
Applicable to 365,092,295 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		10,629,836
Net Asset Value Per Share		$29.12

At October 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	6,889,186
Undistributed Net Investment Income	53,475
Accumulated Net Realized Gains	64,379
Unrealized Appreciation (Depreciation)	3,622,796
Net Assets	10,629,836

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard.
See accompanying Notes, which are an integral part of the Financial Statements.

45

LifeStrategy Growth Fund

Statement of Operations

Year Ended
October 31, 2014
($000)
Investment Income
Income
Income Distributions Received	217,124
Net Investment Income—Note B	217,124
Realized Net Gain (Loss)
Capital Gain Distributions Received	753
Affiliated Investment Securities Sold	73,686
Realized Net Gain (Loss)	74,439
Change in Unrealized Appreciation (Depreciation) of Investment Securities	661,026
Net Increase (Decrease) in Net Assets Resulting from Operations	952,589

See accompanying Notes, which are an integral part of the Financial Statements.

46

LifeStrategy Growth Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	217,124	197,239
Realized Net Gain (Loss)	74,439	30,896
Change in Unrealized Appreciation (Depreciation)	661,026	1,382,311
Net Increase (Decrease) in Net Assets Resulting from Operations	952,589	1,610,446
Distributions
Net Investment Income	(210,261)	(214,446)
Realized Capital Gain[1]	(19,730)	(88,505)
Total Distributions	(229,991)	(302,951)
Capital Share Transactions
Issued	1,754,318	1,431,019
Issued in Lieu of Cash Distributions	226,220	298,387
Redeemed	(1,860,694)	(1,048,380)
Net Increase (Decrease) from Capital Share Transactions	119,844	681,026
Total Increase (Decrease)	842,442	1,988,521
Net Assets
Beginning of Period	9,787,394	7,798,873
End of Period[2]	10,629,836	9,787,394
1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $7,307,000 and $4,658,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $53,475,000 and $46,612,000.

See accompanying Notes, which are an integral part of the Financial Statements.

47

LifeStrategy Growth Fund

Financial Highlights

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$27.07	$23.36	$21.61	$21.28	$18.66
Investment Operations
Net Investment Income	.599	.569	.587	.401	.417
Capital Gain Distributions Received	.002	.025	.045	.018	—
Net Realized and Unrealized Gain (Loss)
on Investments	2.085	4.013	1.603	.364	2.573
Total from Investment Operations	2.686	4.607	2.235	.783	2.990
Distributions
Dividends from Net Investment Income	(.582)	(. 631)	(. 468)	(.444)	(.370)
Distributions from Realized Capital Gains	(. 054)	(. 266)	(. 017)	(.009)	—
Total Distributions	(.636)	(.897)	(.485)	(. 453)	(. 370)
Net Asset Value, End of Period	$29.12	$27.07	$23.36	$21.61	$21.28

Total Return[1]	10.02%	20.34%	10.56%	3.63%	16.21%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,630	$9,787	$7,799	$7,371	$7,431
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.17%	0.17%	0.17%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	2.14%	2.27%	2.61%	1.79%	2.09%
Portfolio Turnover Rate	10%	9%	10%[2]	22%	11%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s investments from Vanguard Asset Allocation Fund to Vanguard Total Bond Market II Index Fund and Vanguard Total Stock Market Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

48

LifeStrategy Growth Fund

Notes to Financial Statements

Vanguard LifeStrategy Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund are available on vanguard.com.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and borne by the funds in which the fund invests (see Note B). Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2014, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended October 31, 2014, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

49

LifeStrategy Growth Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At October 31, 2014, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $9,722,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at October 31, 2014, the fund had $60,764,000 of ordinary income and $58,548,000 of long-term capital gains available for distribution.

At October 31, 2014, the cost of investment securities for tax purposes was $7,006,519,000. Net unrealized appreciation of investment securities for tax purposes was $3,621,337,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:

	Year Ended October 31,
	2014	2013
	Shares	Shares
	(000)	(000)
Issued	62,458	57,177
Issued in Lieu of Cash Distributions	8,035	12,692
Redeemed	(66,974)	(42,191)
Net Increase (Decrease) in Shares Outstanding	3,519	27,678

50

LifeStrategy Growth Fund

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
	Oct. 31,		Proceeds			Oct. 31,
	2013		from		Capital Gain	2014
	Market	Purchases	Securities	Dividend	Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	111	NA1	NA1	2	—	—
Vanguard Total Bond
Market II Index Fund	1,547,233	393,400	307,278	36,822	753	1,661,998
Vanguard Total International
Bond Index Fund	386,411	56,801	35,822	5,830	—	425,696
Vanguard Total International
Stock Index Fund	2,365,464	348,054	134,526	76,436	—	2,525,084
Vanguard Total Stock Market
Index Fund	5,483,806	307,418	517,815	98,034	—	6,015,078
Total	9,783,025	1,105,673	995,441	217,124	753	10,627,856
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to October 31, 2014, that would require recognition or disclosure in these financial statements.

51

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard STAR Funds and the Shareholders of Vanguard LifeStrategy Income Fund, Vanguard LifeStrategy Conservative Growth Fund, Vanguard LifeStrategy Moderate Growth Fund and Vanguard LifeStrategy Growth Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard LifeStrategy Income Fund, Vanguard LifeStrategy Conservative Growth Fund, Vanguard LifeStrategy Moderate Growth Fund and Vanguard LifeStrategy Growth Fund (constituting separate portfolios of Vanguard STAR Funds, hereafter referred to as the “Funds”) at October 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 11, 2014

Special 2014 tax information (unaudited) for Vanguard LifeStrategy Funds

This information for the fiscal year ended October 31, 2014, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year as follows:

Fund	($000)
LifeStrategy Income Fund	16,543
LifeStrategy Conservative Growth Fund	54,591
LifeStrategy Moderate Growth Fund	33,326
LifeStrategy Growth Fund	21,087

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For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the funds are qualified short-term capital gains.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
LifeStrategy Income Fund	10,872
LifeStrategy Conservative Growth Fund	56,203
LifeStrategy Moderate Growth Fund	120,339
LifeStrategy Growth Fund	146,022

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
LifeStrategy Income Fund	10.1%
LifeStrategy Conservative Growth Fund	21.1
LifeStrategy Moderate Growth Fund	29.3
LifeStrategy Growth Fund	39.8

The funds designate to shareholders foreign source income and foreign taxes paid as follows:

	Foreign Source Income	Foreign Taxes Paid
Fund	($000)	($000)
LifeStrategy Income Fund	5,494	320
LifeStrategy Conservative Growth Fund	27,759	1,618
LifeStrategy Moderate Growth Fund	62,972	3,670
LifeStrategy Growth Fund	75,729	4,414

Shareholders will receive more detailed information with their Form 1099-DIV in January 2015 to determine the calendar-year amounts to be included on their 2014 tax returns.

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Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2014. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: LifeStrategy Funds
Periods Ended October 31, 2014
	One	Five	Ten
	Year	Years	Years
LifeStrategy Income Fund
Returns Before Taxes	5.95%	6.04%	4.87%
Returns After Taxes on Distributions	4.91	4.97	3.69
Returns After Taxes on Distributions and Sale of Fund Shares	3.51	4.42	3.45

	One	Five	Ten
	Year	Years	Years
LifeStrategy Conservative Growth Fund
Returns Before Taxes	7.34%	8.05%	5.65%
Returns After Taxes on Distributions	6.35	7.15	4.70
Returns After Taxes on Distributions and Sale of Fund Shares	4.35	6.08	4.19

	One	Five	Ten
	Year	Years	Years
LifeStrategy Moderate Growth Fund
Returns Before Taxes	8.67%	10.17%	6.45%
Returns After Taxes on Distributions	7.87	9.42	5.69
Returns After Taxes on Distributions and Sale of Fund Shares	5.16	7.90	4.97

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Average Annual Total Returns: LifeStrategy Funds
Periods Ended October 31, 2014

	One	Five	Ten
	Year	Years	Years
LifeStrategy Growth Fund
Returns Before Taxes	10.02%	12.00%	6.94%
Returns After Taxes on Distributions	9.29	11.40	6.40
Returns After Taxes on Distributions and Sale of Fund Shares	5.98	9.50	5.52

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The LifeStrategy Funds have no direct expenses, but each fund bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for each LifeStrategy Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended October 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	4/30/2014	10/31/2014	Period
Based on Actual Fund Return
LifeStrategy Income Fund	$1,000.00	$1,030.89	$0.72
LifeStrategy Conservative Growth Fund	$1,000.00	$1,034.99	$0.77
LifeStrategy Moderate Growth Fund	$1,000.00	$1,038.34	$0.82
LifeStrategy Growth Fund	$1,000.00	$1,041.91	$0.87
Based on Hypothetical 5% Yearly Return
LifeStrategy Income Fund	$1,000.00	$1,024.50	$0.71
LifeStrategy Conservative Growth Fund	$1,000.00	$1,024.45	$0.77
LifeStrategy Moderate Growth Fund	$1,000.00	$1,024.40	$0.82
LifeStrategy Growth Fund	$1,000.00	$1,024.35	$0.87

The calculations are based on acquired fund fees and expenses charged by the underlying mutual funds in which the LifeStrategy Funds invest. The LifeStrategy Funds’ annualized expense figures for the period are (in order as listed from top to bottom above) 0.14%, 0.15%, 0.16%, and 0.17%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Benchmark Information

Conservative Growth Composite Average: Weighted 60% fixed income funds average, 28% general equity funds average, and 12% international funds average. Derived from data provided by Lipper, a Thomson Reuters Company.

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Conservative Growth Composite Index: Weighted 48% Barclays U.S. Aggregate Float Adjusted Index, 28% CRSP US Total Market Index, 12% Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index, and 12% FTSE Global All Cap ex US Index as of June 3, 2013. In prior periods, the composite was 60% Barclays U.S. Aggregate Float Adjusted Index, 28% MSCI US Broad Market Index, and 12% MSCI ACWI ex USA IMI Index through June 2, 2013; 40% Barclays U.S. Aggregate Float Adjusted Index, 28% MSCI US Broad Market Index, 20% Barclays U.S. 1–3 Year Credit Bond Index, and 12% MSCI ACWI ex USA IMI Index through November 30, 2011; 40% Barclays U.S. Aggregate Bond Index (with the Barclays U.S. Aggregate Float Adjusted Index used after December 31, 2009), 35% MSCI US Broad Market Index, 20% Barclays U.S. 1–3 Year Credit Bond Index, and 5% MSCI EAFE Index through December 15, 2010; 40% Barclays U.S. Aggregate Bond Index, 35% Dow Jones U.S. Total Stock Market Index, 20% Barclays U.S. 1–3 Year Credit Bond Index, and 5% MSCI EAFE Index through April 22, 2005; and 40% Barclays U.S. Aggregate Bond Index, 35% Dow Jones U.S. Total Stock Market Index, 20% Citigroup 3-Month Treasury Bill Index, and 5% MSCI EAFE Index through August 31, 2003. International stock benchmark returns are adjusted for withholding taxes.

Growth Composite Average: Weighted 56% general equity funds average, 24% international funds average, and 20% fixed income funds average. Derived from data provided by Lipper, a Thomson Reuters Company.

Growth Composite Index: Weighted 56% CRSP US Total Market Index, 24% FTSE Global All Cap ex US Index, 16% Barclays U.S. Aggregate Float Adjusted Index, and 4% Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index as of June 3, 2013. In prior periods, the composite was 56% MSCI US Broad Market Index, 24% MSCI ACWI ex USA IMI Index, and 20% Barclays U.S. Aggregate Float Adjusted Index through June 2, 2013; 65% MSCI US Broad Market Index, 20% Barclays U.S. Aggregate Bond Index (with the Barclays U.S. Aggregate Float Adjusted Index used after December 31, 2009), and 15% MSCI EAFE Index through December 15, 2010; and 65% Dow Jones U.S. Total Stock Market Index, 20% Barclays U.S. Aggregate Bond Index, and 15% MSCI EAFE Index through April 22, 2005. International stock benchmark returns are adjusted for withholding taxes.

Income Composite Average: Weighted 80% fixed income funds average, 14% general equity funds average, and 6% international funds average. Derived from data provided by Lipper, a Thomson Reuters Company.

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Income Composite Index: Weighted 64% Barclays U.S. Aggregate Float Adjusted Index, 16% Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index, 14% CRSP US Total Market Index, and 6% FTSE Global All Cap ex US Index as of June 3, 2013. In prior periods, the composite was 80% Barclays U.S. Aggregate Float Adjusted Index, 14% MSCI US Broad Market Index, and 6% MSCI ACWI ex USA IMI Index through June 2, 2013; 60% Barclays U.S. Aggregate Float Adjusted Index, 20% Barclays U.S. 1–3 Year Credit Bond Index, 14% MSCI US Broad Market Index, and 6% MSCI ACWI ex USA IMI Index through November 30, 2011; 60% Barclays U.S. Aggregate Bond Index (with the Barclays U.S. Aggregate Float Adjusted Index used after December 31, 2009), 20% MSCI US Broad Market Index, and 20% Barclays U.S. 1–3 Year Credit Bond Index through December 15, 2010; 60% Barclays U.S. Aggregate Bond Index, 20% Dow Jones U.S. Total Stock Market Index, and 20% Barclays U.S. 1–3 Year Credit Bond Index through April 22, 2005; and 60% Barclays U.S. Aggregate Bond Index, 20% Dow Jones U.S. Total Stock Market Index, and 20% Citigroup 3-Month Treasury Bill Index through August 31, 2003. International stock benchmark returns are adjusted for withholding taxes.

Moderate Growth Composite Average: Weighted 42% general equity funds average, 40% fixed income funds average, and 18% international funds average. Derived from data provided by Lipper, a Thomson Reuters Company.

Moderate Growth Composite Index: Weighted 42% CRSP US Total Market Index, 32% Barclays U.S. Aggregate Float Adjusted Index, 18% FTSE Global All Cap ex US Index, and 8% Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index as of June 3, 2013. In prior periods, the composite was 42% MSCI US Broad Market Index, 40% Barclays U.S. Aggregate Float Adjusted Index, and 18% MSCI ACWI ex USA IMI Index through June 2, 2013; 50% MSCI US Broad Market Index, 40% Barclays U.S. Aggregate Bond Index (with the Barclays U.S. Aggregate Float Adjusted Index used after December 31, 2009), and 10% MSCI EAFE Index through December 15, 2010; and 50% Dow Jones U.S. Total Stock Market Index, 40% Barclays U.S. Aggregate Bond Index, and 10% MSCI EAFE Index through April 22, 2005. International stock benchmark returns are adjusted for withholding taxes.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
IndependentTrustees	Bioethical Issues.

Emerson U. Fullwood	JoAnn Heffernan Heisen
Born 1948. Trustee Since January 2008. Principal	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Executive	Occupation(s) During the Past Five Years: Corporate
Chief Staff and Marketing Officer for North America	Vice President and Chief Global Diversity Officer
and Corporate Vice President (retired 2008) of Xerox	(retired 2008) and Member of the Executive
Corporation (document management products and	Committee (1997–2008) of Johnson & Johnson
services); Executive in Residence and 2009–2010	(pharmaceuticals/medical devices/consumer
Distinguished Minett Professor at the Rochester	products); Director of Skytop Lodge Corporation
Institute of Technology; Director of SPX Corporation	(hotels), the University Medical Center at Princeton,
(multi-industry manufacturing), the United Way of	the Robert Wood Johnson Foundation, and the Center
Rochester, Amerigroup Corporation (managed health	for Talent Innovation; Member of the Advisory Board
care), the University of Rochester Medical Center,	of the Maxwell School of Citizenship and Public Affairs
Monroe Community College Foundation, and North	at Syracuse University.
Carolina A&T University.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer (retired 2009) of Cummins
Chairman and Chief Executive Officer (retired 2009)	Inc. (industrial machinery); Chairman of the Board
and President (2006–2008) of Rohm and Haas Co.	of Hillenbrand, Inc. (specialized consumer services),
(chemicals); Director of Tyco International, Ltd.	and of Oxfam America; Director of SKF AB (industrial
(diversified manufacturing and services), Hewlett-	machinery), Hyster-Yale Materials Handling, Inc.
Packard Co. (electronic computer manufacturing),	(forklift trucks), the Lumina Foundation for Education,

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Trustee of
Colby-Sawyer College; Member of the Advisory Board	Founder
of the Norris Cotton Cancer Center and of the Advisory
Board of the Parthenon Group (strategy consulting).	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q880 122014

Annual Report | October 31, 2014

Vanguard Total International Stock Index Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	9
Performance Summary.	11
Financial Statements.	14
Your Fund’s After-Tax Returns.	38
About Your Fund’s Expenses.	39
Glossary.	41

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2014

Total
Returns
Vanguard Total International Stock Index Fund
Investor Shares	1.00%
Admiral™ Shares	1.09
Institutional Shares	1.12
Institutional Plus Shares	1.14
ETF Shares
Market Price	1.40
Net Asset Value	1.10
FTSE Global All Cap ex US Index	0.37
International Funds Average	0.04
International Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares and Institutional Plus Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Your Fund’s Performance at a Glance
October 31, 2013, Through October 31, 2014
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Total International Stock Index Fund
Investor Shares	$16.67	$16.31	$0.534	$0.000
Admiral Shares	27.89	27.29	0.916	0.000
Institutional Shares	111.51	109.12	3.682	0.000
Institutional Plus Shares	111.53	109.14	3.706	0.000
ETF Shares	51.86	50.75	1.703	0.000

1

Chairman’s Letter

Dear Shareholder,

For the fiscal year ended October 31, 2014, international stocks significantly lagged their U.S. counterparts. Returns from foreign markets were mixed, with stocks of emerging markets countries, as a whole, outperforming stocks of developed countries.

In this investment environment, all share classes of Vanguard Total International Stock Index Fund returned about 1%. Because of temporary price differences arising from fair-value pricing policies (see the box on page 6), the fund’s return diverged from that of its target index. The fund outperformed the average return of its peers.

From the standpoint of U.S.-based investors, currency had a negative effect on the returns of international stocks as the dollar’s relative value generally rose during the period. (For more on currency effects and international diversification, see the text box on page 7.)

If you own shares of this fund in a taxable account, you may wish to review the table of after-tax returns that appears later in this report.

Also, please note that the conversion of the fund’s Signal® Shares to Admiral Shares, which was announced last year, was completed as planned in October 2014.

2

Their smooth ride turned jagged, but U.S. stocks ended higher
The global stock market’s occasional zigs and zags over the 12 months were punctuated by a roller-coaster ride in October that left international markets several steps behind the broad U.S. market for the fiscal year. Emerging markets advanced modestly, while the developed European and Pacific markets finished in negative territory.

In contrast, the broad U.S. stock market returned about 16%. Impressive corporate earnings and various global stimulus measures generally supported stocks against a bleaker backdrop that included tensions in the Middle East and Ukraine. After falling in the first two weeks of October, then rebounding, several major

U.S. indexes finished at record highs. Reflecting confidence in the U.S. economy, the Federal Reserve announced in late October that it was ending its stimulative bond-buying program as anticipated.

U.S. bonds posted positive returns as already low yields declined
International bond markets (as measured by the Barclays Global Aggregate Index ex USD) slid in September and October en route to a –2.53% return for the 12 months, a modestly steeper decline than in the 12 months ended October 2013.

More than reversing its year-ago loss, the broad U.S. taxable bond market returned 4.14%. Bond prices, which backtracked

Market Barometer
		Average Annual Total Returns
		Periods Ended October 31, 2014
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	16.78%	19.90%	16.98%
Russell 2000 Index (Small-caps)	8.06	18.18	17.39
Russell 3000 Index (Broad U.S. market)	16.07	19.77	17.01
FTSE All-World ex US Index (International)	0.45	8.07	6.38

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	4.14%	2.73%	4.22%
Barclays Municipal Bond Index (Broad tax-exempt market)	7.82	4.93	5.26
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.04	0.06

CPI
Consumer Price Index	1.66%	1.60%	1.89%

3

at times over the summer, climbed in October as investors sought sanctuary from stock market volatility.

Overall, bond returns were strong despite many analysts’ expectations that already low yields wouldn’t decline further. Even as the Fed began steadily reducing its bond purchases in January, prices rose and the yield of the 10-year U.S. Treasury note ended October at 2.31%, down from 2.54% a year earlier. (Bond prices and yields move in opposite directions.)

Municipal bonds returned 7.82%, with tax-exempt issues in high demand even at a time of reduced supply.

The Fed’s target for short-term interest rates remained at 0%–0.25%, restraining returns for money market funds and savings accounts.

Results for international stocks were muted across most markets
Vanguard Total International Stock Index Fund provides broad exposure to developed markets outside the United States as well as to the world’s emerging markets. Three major economic groupings—developed Europe, the developed markets of the Pacific region, and emerging markets—account for the bulk of the fund’s holdings. For the fiscal year, their returns ranged from about 4% for emerging markets to nearly –1% for Europe.

Expense Ratios
Your Fund Compared With Its Peer Group
						Peer
	Investor	Admiral	Institutional	Institutional	ETF	Group
	Shares	Shares	Shares	Plus Shares	Shares	Average
Total International Stock Index Fund	0.22%	0.14%	0.12%	0.10%	0.14%	1.36%

The fund expense ratios shown are from the prospectus dated February 27, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2014, the fund’s expense ratios were 0.22% for Investor Shares, 0.14% for Admiral Shares, 0.12% for Institutional Shares, 0.10% for Institutional Plus Shares, and 0.14% for ETF Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Peer group: International Funds.

4

Results in emerging markets were mixed. Several of the biggest economies, including India, China, and Taiwan, posted gains. India, which returned 36%, was the top-performing emerging market and the single biggest contributor to the fund’s return. Stocks of other large emerging-markets, including Brazil and Russia, declined.

Developed markets in the Pacific region also posted mixed results. Declines in its two biggest economies, Japan and Australia, offset gains in Hong Kong and New Zealand. As a whole, stocks in the region were virtually flat.

Early in the fiscal year, Europe appeared to have emerged from a double-dip recession, but clouds reappeared on the economic horizon in the second half of the period.

Amid still-high unemployment and looming deflation, the European Central Bank cut interest rates twice and took other steps to try to stimulate growth.

Against this backdrop, European countries turned in varied performances, while returns for the region as a whole were slightly negative. The United Kingdom, Europe’s largest stock market, was just barely positive. Several countries, including Switzerland, Spain, Sweden, and Denmark, posted gains, while other markets lost ground, including France, Germany, the Netherlands, and Italy.

The fund has minimal exposure to North America and the Middle East. The North American region, made up almost exclusively of Canadian stocks,

Total Returns
Ten Years Ended October 31, 2014
Average
Annual Return
Total International Stock Index Fund Investor Shares	6.41%
Spliced Total International Stock Index	6.41
International Funds Average	5.64
For a benchmark description, see the Glossary. International Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

returned almost 4%. The Middle East region, consisting solely of Israeli stocks and constituting just a tiny percentage of the index, had the most impressive gains—more than 20%.

The fund has a long-term record of closely tracking its benchmark
For the ten years ended October 31, 2014, Vanguard Total International Stock Index Fund delivered an average annual return of 6.41% for Investor Shares, outperforming its peer group average.

The fund has met its primary objective of closely tracking its target index over the long term—no easy feat during a period that included the worst global recession since the Great Depression. This is a testament to the experience, talent, and sophisticated systems of the fund’s advisor, Vanguard Equity Investment Group. The advisor was helped in its task by the fund’s low expenses, which allow shareholders to keep more of the returns on their investment.

When market volatility heats up, the best response is to keep cool
After several years of strength, stocks hit a rough patch toward the close of the fiscal year, as I noted earlier. For the first half of October, global stock markets (as measured by the FTSE Global All Cap Index) returned –5.56%. Even though stocks rebounded in the second half of the month, many investors undoubtedly were left feeling unsettled.

A note on fair-value pricing

The reported return of a fund that tracks an index sometimes diverges from the index’s return a bit more than would be expected. This may be the result of a fair-value pricing adjustment.

These adjustments, which are required by the Securities and Exchange Commission, address pricing discrepancies that may arise because of time-zone differences among global stock markets. Foreign stocks may trade on exchanges that close many hours before a fund’s closing share price is calculated in the United States, generally at 4 p.m., Eastern time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change—because of company-specific announcements or market-wide developments, for example. Such price changes are not immediately reflected in international index values.

Fair-value pricing takes such changes into account in calculating the fund’s daily net asset value, thus ensuring that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the fund and that of its benchmark index—a difference that usually corrects itself when the foreign markets reopen.

6

What’s my best advice to anxious shareholders? Remain calm and remember that volatility is a normal part of stock market investing. The value of keeping a cool head is highlighted in a Vanguard research paper that looked at how investors behaved during the financial crisis, when global stocks declined about 58% and U.S. stocks about 55%.

Currency fluctuation is one reason U.S. and international stocks diverge

Diversification is a proven way to reduce volatility and manage risk. That’s why it can make sense for investors to allocate a portion of their stock portfolios to international equities
(20% of the equity allocation can be a good starting point). International stocks, which make up about half of the world’s stock market capitalization, perform somewhat differently than stocks in the U.S. market. One of the many reasons for this is currency fluctuation. Currency movements historically have not been correlated to stock price movements, meaning they tend not to move together.

International stocks have underperformed U.S. stocks recently for U.S.-based investors, in part because many foreign currencies have weakened against the U.S. dollar. But that divergence actually highlights the diversification benefit of owning both U.S. and international stocks. As you can see from the accompanying chart, at other times, international stocks have outshone their U.S. counterparts. (For more insight, see Global Equities: Balancing Home Bias and Diversification, available at vanguard.com/research.)

Trailing 12-month return differential between U.S. and non-U.S. stocks

Notes: U.S. equities are represented by the MSCI USA Index; international equities are represented by the MSCI All Country World Index ex USA.
Data are from October 31, 1994, through October 31, 2014.
Sources: Vanguard, Thomson Reuters Datastream, and MSCI.

7

The 2010 paper, Resilience in Volatile Markets: 401(k) Participant Behavior, September 2007–December 2009, examined the behavior of participants in Vanguard-administered retirement plans. During the period studied, about three-quarters of participants made no changes to their accounts, and only 3% gave up on stocks completely.

As stocks recovered, this discipline yielded big benefits. From the end of 2008 to the end of 2013, the average Vanguard 401(k) portfolio nearly doubled in value, largely because of the surge in stock prices.

I’m pleased that, over time, our clients have demonstrated an impressive ability to remain focused on their long-term goals.

They stayed the course through the 1987 correction, the dot-com boom of the 1990s, and the more recent financial crisis, and they continue to do so today.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 13, 2014

Total International Stock Index Fund

Fund Profile
As of October 31, 2014

Share-Class Characteristics
	Investor	Admiral	Institutional	Institutional
	Shares	Shares	Shares	Plus Shares	ETF Shares
Ticker Symbol	VGTSX	VTIAX	VTSNX	VTPSX	VXUS
Expense Ratio[1]	0.22%	0.14%	0.12%	0.10%	0.14%

Portfolio Characteristics
		FTSE Global
		All Cap
		ex US
	Fund	Index
Number of Stocks	5,798	5,554
Median Market Cap	$25.7B	$25.7B
Price/Earnings Ratio	17.2x	17.1x
Price/Book Ratio	1.7x	1.7x
Return on Equity	14.3%	14.4%
Earnings Growth
Rate	11.9%	12.0%
Dividend Yield	2.8%	2.9%
Turnover Rate	3%	—
Short-Term Reserves	-0.1%	—

Sector Diversification (% of equity exposure)
		FTSE Global
		All Cap
		ex US
	Fund	Index
Basic Materials	7.8%	7.8%
Consumer Goods	14.9	14.9
Consumer Services	8.1	8.1
Financials	26.5	26.5
Health Care	7.7	7.7
Industrials	13.9	13.9
Oil & Gas	7.9	7.9
Technology	4.9	4.9
Telecommunications	4.7	4.7
Utilities	3.6	3.6

Volatility Measures
	Spliced	FTSE Global
	Total	All Cap
	International	ex US
	Stock Index	Index
R-Squared	0.97	0.97
Beta	0.98	0.98
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Nestle SA	Food Products	1.1%
Royal Dutch Shell plc	Integrated Oil & Gas	1.1
Novartis AG	Pharmaceuticals	1.0
Roche Holding AG	Pharmaceuticals	1.0
HSBC Holdings plc	Banks	0.9
Toyota Motor Corp.	Automobiles	0.8
BHP Billiton Ltd.	General Mining	0.7
BP plc	Integrated Oil & Gas	0.6
Samsung Electronics Co.	Consumer
Ltd.	Electronics	0.6
Total SA	Integrated Oil & Gas	0.6
Top Ten		8.4%
The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of portfolio)

1 The expense ratios shown are from the prospectus dated February 27, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2014, the expense ratios were 0.22% for Investor Shares, 0.14% for Admiral Shares, 0.12% for Institutional Shares, 0.10% for Institutional Plus Shares, and 0.14% for ETF Shares.

9

Total International Stock Index Fund

Market Diversification (% of equity exposure)
		FTSE
		Global
		All Cap
		ex US
	Fund	Index
Europe
United Kingdom	14.8%	14.9%
Switzerland	6.0	6.0
France	5.9	5.9
Germany	5.7	5.8
Spain	2.3	2.3
Sweden	2.1	2.2
Netherlands	1.9	1.9
Italy	1.7	1.8
Denmark	1.1	1.1
Other	2.9	2.9
Subtotal	44.4%	44.8%
Pacific
Japan	16.2%	15.8%
Australia	5.6	5.6
South Korea	3.1	3.1
Hong Kong	2.6	2.6
Singapore	1.1	1.1
Other	0.2	0.2
Subtotal	28.8%	28.4%
Emerging Markets
China	4.0%	4.0%
Taiwan	3.0	3.0
India	2.2	2.1
Brazil	2.2	2.2
South Africa	1.6	1.6
Mexico	1.1	1.1
Malaysia	1.0	1.0
Other	3.8	3.9
Subtotal	18.9%	18.9%
North America
Canada	7.4%	7.4%
Middle East	0.5%	0.5%

10

Total International Stock Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2004, Through October 31, 2014
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended October 31, 2014
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Total International Stock Index
	Fund*Investor Shares	1.00%	6.28%	6.41%	$18,607
••••••••	Spliced Total International Stock Index	0.37	5.94	6.41	18,613
– – – –	International Funds Average	0.04	6.72	5.64	17,309
For a benchmark description, see the Glossary. International Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

		Since	Final Value
	One	Inception	of a $10,000
	Year	(11/29/2010)	Investment
Total International Stock Index Fund Admiral
Shares	1.09%	5.70%	$12,429
Spliced Total International Stock Index	0.37	5.48	12,326
"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

11

Total International Stock Index Fund

	Average Annual Total Returns
	Periods Ended October 31, 2014
		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(11/29/2010)	Investment
Total International Stock Index Fund
Institutional Shares	1.12%	5.73%	$6,221,441
Spliced Total International Stock Index	0.37	5.47	6,161,541
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $100,000,000
	Year	(11/30/2010)	Investment
Total International Stock Index Fund
Institutional Plus Shares	1.14%	6.06%	$125,921,081
Spliced Total International Stock Index	0.37	5.77	124,601,430
"Since Inception" performance is calculated from the Institutional Plus Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $10,000
	Year	(1/26/2011)	Investment
Total International Stock Index Fund
ETF Shares Net Asset Value	1.10%	3.51%	$11,387
Spliced Total International Stock Index	0.37	3.34	11,315
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: January 26, 2011, Through October 31, 2014
		Since
	One	Inception
	Year	(1/26/2011)
Total International Stock Index Fund ETF Shares
Market Price	1.40%	14.29%
Total International Stock Index Fund ETF Shares
Net Asset Value	1.10	13.87
Spliced Total International Stock Index	0.37	13.15
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

12

Total International Stock Index Fund

Fiscal-Year Total Returns (%): October 31, 2004, Through October 31, 2014

Average Annual Total Returns: Periods Ended September 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	4/29/1996	4.77%	5.88%	6.78%
Admiral Shares	11/29/2010	4.89	—	5.90[1]
Institutional Shares	11/29/2010	4.92	—	5.94[1]
Institutional Plus Shares	11/30/2010	4.93	—	6.27[1]
ETF Shares	1/26/2011
Market Price		5.07	—	3.72[1]
Net Asset Value		4.87	—	3.67[1]
1 Return since inception.

13

Total International Stock Index Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of October 31, 2014

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Common Stocks
Argentina †		—	0.0%

Australia
Commonwealth Bank of Australia	10,203,463	725,720	0.5%
BHP Billiton Ltd.	20,348,892	607,367	0.5%
Westpac Banking Corp.	19,529,633	600,489	0.5%
Australia & New Zealand Banking Group Ltd.	17,478,899	517,295	0.4%
National Australia Bank Ltd.	15,001,031	463,608	0.3%
Australia—Other †		4,451,428	3.3%
		7,365,907	5.5%

Austria †		268,849	0.2%

Belgium
Anheuser-Busch InBev NV	5,057,692	560,516	0.4%
Belgium—Other †		622,060	0.5%
		1,182,576	0.9%

Brazil †		2,819,767	2.1%

Canada
Royal Bank of Canada	9,119,837	647,423	0.5%
Toronto-Dominion Bank	11,697,375	575,709	0.4%
Bank of Nova Scotia	7,670,675	469,748	0.4%
Canada—Other †		8,041,298	6.0%
		9,734,178	7.3%

Chile †		386,534	0.3%

14

Total International Stock Index Fund

			Market	Percentage
			Value	of Net
		Shares	($000)	Assets
China
*	Tencent Holdings Ltd.	29,111,875	463,493	0.4%
	China Mobile Ltd.	33,011,000	410,648	0.3%
	China Construction Bank Corp.	457,360,340	340,565	0.3%
	Industrial & Commercial Bank of China Ltd.	456,817,760	301,927	0.3%
	Bank of China Ltd.	477,341,306	228,172	0.2%
	PetroChina Co. Ltd.	133,712,000	168,061	0.1%
	CNOOC Ltd.	101,915,000	159,541	0.1%
	China Life Insurance Co. Ltd.	47,160,000	140,777	0.1%
	China Petroleum & Chemical Corp.	161,698,400	140,589	0.1%
	Agricultural Bank of China Ltd.	163,707,460	75,932	0.1%
	China Overseas Land & Investment Ltd.	25,897,680	75,365	0.1%
	China Telecom Corp. Ltd.	102,719,000	65,505	0.1%
	CITIC Ltd.	34,797,000	60,892	0.1%
	China Shenhua Energy Co. Ltd.	21,586,000	60,782	0.1%
	China Unicom Hong Kong Ltd.	28,531,694	42,782	0.1%
	China Resources Power Holdings Co. Ltd.	12,073,600	35,668	0.0%
	PICC Property & Casualty Co. Ltd.	19,029,344	34,902	0.0%
	China CITIC Bank Corp. Ltd.	48,213,446	31,407	0.0%
	Dongfeng Motor Group Co. Ltd.	18,528,000	28,640	0.0%
	China Resources Land Ltd.	11,814,000	28,178	0.0%
	Sinopharm Group Co. Ltd.	6,188,800	24,166	0.0%
	Kunlun Energy Co. Ltd.	17,896,300	24,051	0.0%
	China Oilfield Services Ltd.	11,468,000	23,942	0.0%
	China Longyuan Power Group Corp. Ltd.	21,321,000	22,775	0.0%
	China Communications Construction Co. Ltd.	28,040,000	21,639	0.0%
	China Resources Enterprise Ltd.	7,606,000	18,071	0.0%
^	China Coal Energy Co. Ltd.	25,924,000	16,050	0.0%
	China State Construction International Holdings Ltd.	9,827,442	15,396	0.0%
	China Railway Group Ltd.	24,443,000	15,198	0.0%
	Zhuzhou CSR Times Electric Co. Ltd.	3,201,000	14,956	0.0%
	CSR Corp. Ltd.	12,003,000	12,476	0.0%
	China Railway Construction Corp. Ltd.	11,887,300	12,470	0.0%
	China Resources Gas Group Ltd.	4,311,000	12,307	0.0%
*	China Taiping Insurance Holdings Co. Ltd.	5,229,600	11,482	0.0%
*,^	Aluminum Corp. of China Ltd.	25,253,788	11,248	0.0%
	AviChina Industry & Technology Co. Ltd.	14,236,000	10,822	0.0%
1	People’s Insurance Co. Group of China Ltd.	24,030,000	10,371	0.0%
*	China Cinda Asset Management Co. Ltd.	20,124,000	9,527	0.0%
	Sinotrans Ltd.	11,782,000	9,347	0.0%
	China Resources Cement Holdings Ltd.	12,537,845	8,514	0.0%
	Huaneng Renewables Corp. Ltd.	22,008,000	7,912	0.0%
	China Communications Services Corp. Ltd.	16,281,600	7,713	0.0%
	Air China Ltd.	11,682,000	7,559	0.0%
*,^	China COSCO Holdings Co. Ltd.	16,181,500	7,347	0.0%
	Beijing Capital International Airport Co. Ltd.	9,670,000	7,097	0.0%
	Sinopec Shanghai Petrochemical Co. Ltd.	22,297,000	6,921	0.0%
1	Sinopec Engineering Group Co. Ltd.	7,108,500	6,872	0.0%
^	China Power International Development Ltd.	15,027,000	6,777	0.0%
1	China Galaxy Securities Co. Ltd.	7,017,000	5,585	0.0%
	Franshion Properties China Ltd.	23,198,000	5,470	0.0%
^	Sinopec Kantons Holdings Ltd.	6,314,000	5,240	0.0%
	Angang Steel Co. Ltd.	6,986,000	5,137	0.0%
	China Agri-Industries Holdings Ltd.	13,140,400	5,013	0.0%
	Metallurgical Corp. of China Ltd.	17,929,063	4,975	0.0%
	China BlueChemical Ltd.	11,608,000	4,148	0.0%

15

Total International Stock Index Fund

			Market	Percentage
			Value	of Net
		Shares	($000)	Assets
*	China Eastern Airlines Corp. Ltd.	10,038,000	3,816	0.0%
	China Southern Airlines Co. Ltd.	10,802,000	3,785	0.0%
^	Dongfang Electric Corp. Ltd.	2,157,000	3,658	0.0%
*,^	Hunan Nonferrous Metal Corp. Ltd.	9,963,272	3,261	0.0%
^	MMG Ltd.	9,600,000	3,204	0.0%
^	Dah Chong Hong Holdings Ltd.	5,091,000	3,005	0.0%
	Harbin Electric Co. Ltd.	4,448,000	2,682	0.0%
*	Sinotrans Shipping Ltd.	8,256,000	2,258	0.0%
^	China Datang Corp. Renewable Power Co. Ltd.	15,388,000	2,223	0.0%
	China Merchants Property Development Co. Ltd. Class B	1,323,213	2,213	0.0%
*,^	CITIC Resources Holdings Ltd.	14,822,600	2,064	0.0%
*	Sinofert Holdings Ltd.	11,952,000	1,855	0.0%
	CPMC Holdings Ltd.	2,453,000	1,840	0.0%
	China Machinery Engineering Corp.	3,108,000	1,763	0.0%
*,^	China Foods Ltd.	4,614,000	1,746	0.0%
	China National Accord Medicines Corp. Ltd. Class B	331,600	1,686	0.0%
	Shanghai Baosight Software Co. Ltd. Class B	712,370	1,527	0.0%
	COSCO International Holdings Ltd.	3,460,000	1,516	0.0%
	Minmetals Land Ltd.	8,850,000	1,028	0.0%
*	Foshan Huaxin Packaging Co. Ltd. Class B	840,392	465	0.0%
1	China—Other †		1,941,089	1.5%
			5,279,084	4.0%

Colombia †			225,659	0.2%

Czech Republic †			54,657	0.0%

Denmark
	Novo Nordisk A/S Class B	12,352,216	558,261	0.4%
	Denmark—Other †		913,798	0.7%
			1,472,059	1.1%

Egypt †			19,325	0.0%

Finland †			918,741	0.7%

France
	Total SA	12,880,500	768,635	0.6%
	Sanofi	7,257,388	672,242	0.5%
	BNP Paribas SA	6,192,505	390,499	0.3%
	France—Other †		5,963,370	4.5%
			7,794,746	5.9%
Germany
	Bayer AG	5,243,469	745,812	0.6%
	Siemens AG	5,026,478	566,623	0.4%
	BASF SE	5,853,407	515,580	0.4%
	Daimler AG	6,057,103	470,833	0.4%
	Allianz SE	2,886,979	458,602	0.3%
	SAP SE	5,667,423	385,329	0.3%
	Germany—Other †		4,416,305	3.3%
			7,559,084	5.7%

Greece †			142,233	0.1%

16

Total International Stock Index Fund

Market	Percentage
Value•	of Net
Shares	($000)	Assets
Hong Kong
AIA Group Ltd.	76,373,037	426,122	0.3%
BOC Hong Kong Holdings Ltd.	22,795,039	75,773	0.1%
^	China Travel International Investment Hong Kong Ltd.	16,734,000	5,206	0.0%
CITIC Telecom International Holdings Ltd.	8,196,875	3,292	0.0%
APT Satellite Holdings Ltd.	1,508,000	2,197	0.0%
*,^	Yanchang Petroleum International Ltd.	28,620,000	1,457	0.0%
^	China Merchants Land Ltd.	7,868,000	1,126	0.0%
*	China Taiping Insurance Holdings Rights Exp. 11/18/2014	1,077,972	660	0.0%
*	COFCO Land Holdings Ltd.	240,000	51	0.0%
1	Hong Kong—Other †	2,880,852	2.2%
3,396,736	2.6%

Hungary †	51,438	0.0%

India
Nestle India Ltd.	146,683	15,035	0.0%
India—Other †	2,822,048	2.1%
2,837,083	2.1%

Indonesia †	722,787	0.5%

Ireland †	271,174	0.2%

Israel
Osem Investments Ltd.	242,462	4,685	0.0%
Israel—Other †	602,839	0.5%
607,524	0.5%

Italy †	2,317,143	1.7%

Japan
Toyota Motor Corp.	16,796,710	1,010,426	0.8%
Mitsubishi UFJ Financial Group Inc.	89,710,333	534,906	0.4%
SoftBank Corp.	5,968,063	442,226	0.3%
Honda Motor Co. Ltd.	11,371,530	361,806	0.3%
Chugai Pharmaceutical Co. Ltd.	1,410,945	42,972	0.0%
Japan—Other †	18,988,446	14.3%
21,380,782	16.1%

[1]Malaysia †	1,250,681	0.9%

Mexico †	1,424,389	1.1%

Morocco †	471	0.0%

Netherlands
Unilever NV	9,868,521	383,155	0.3%
Netherlands—Other †	2,138,643	1.6%
2,521,798	1.9%

New Zealand †	235,973	0.2%

[1]Norway †	796,480	0.6%

17

Total International Stock Index Fund

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Other ††
2 Vanguard FTSE Emerging Markets ETF	6,544,509	279,058	0.2%

Peru †		67,808	0.1%

Philippines †		461,038	0.3%

Poland †		477,394	0.4%

Portugal †		202,736	0.2%

[1]Russia †		1,123,348	0.8%

Singapore
^ COSCO Corp. Singapore Ltd.	6,391,513	2,969	0.0%
GMG Global Ltd.	15,906,000	776	0.0%
1 Singapore—Other †		1,514,160	1.1%
		1,517,905	1.1%

South Africa †		2,151,145	1.6%

South Korea
Samsung Electronics Co. Ltd.	636,046	736,832	0.6%
Hankook Shell Oil Co. Ltd.	3,759	1,716	0.0%
1 South Korea—Other †		3,374,859	2.5%
		4,113,407	3.1%
Spain
* Banco Santander SA	75,703,022	667,933	0.5%
Banco Bilbao Vizcaya Argentaria SA	37,285,313	416,900	0.3%
Telefonica SA	25,208,509	379,087	0.3%
Spain—Other †		1,631,495	1.2%
		3,095,415	2.3%

Sweden †		2,829,353	2.1%

Switzerland
Nestle SA	20,219,307	1,480,270	1.1%
Novartis AG	14,765,472	1,369,409	1.1%
Roche Holding AG	4,455,020	1,315,819	1.0%
UBS AG	22,358,926	388,600	0.3%
Switzerland—Other †		3,363,145	2.5%
		7,917,243	6.0%
Taiwan
Taiwan Semiconductor Manufacturing Co. Ltd.	131,752,063	568,699	0.4%
Taiwan—Other †		3,372,437	2.6%
		3,941,136	3.0%

Thailand †		794,485	0.6%

Turkey †		468,572	0.4%

United Arab Emirates †		235,982	0.2%

18

Total International Stock Index Fund

Market	Percentage
Value•	of Net
Shares	($000)	Assets
United Kingdom
HSBC Holdings plc	120,918,328	1,237,821	0.9%
BP plc	117,020,910	843,075	0.6%
Royal Dutch Shell plc Class A	22,348,749	800,284	0.6%
GlaxoSmithKline plc	30,827,186	698,827	0.5%
British American Tobacco plc	11,819,361	671,314	0.5%
AstraZeneca plc	8,001,615	582,601	0.5%
Royal Dutch Shell plc Class B	15,551,368	576,947	0.4%
Vodafone Group plc	168,451,046	559,741	0.4%
Diageo plc	15,970,860	470,068	0.4%
*	Lloyds Banking Group plc	342,720,686	423,500	0.3%
Barclays plc	103,954,006	398,476	0.3%
Rio Tinto plc	7,911,082	377,832	0.3%
Prudential plc	16,179,940	373,903	0.3%
BG Group plc	21,579,931	359,645	0.3%
Royal Dutch Shell plc Class A (Amsterdam Shares)	2,608,252	93,489	0.1%
1	United Kingdom—Other †	11,041,929	8.3%
19,509,452	14.7%
Total Common Stocks (Cost $121,655,133)	132,223,335	99.5%[3]

Coupon
Temporary Cash Investments
Money Market Fund
[4,5]	Vanguard Market Liquidity Fund	0.114%	3,077,639,759	3,077,640	2.3%

[6,7]U.S. Government and Agency Obligations †	53,994	0.0%
Total Temporary Cash Investments (Cost $3,131,634)	3,131,634	2.3%[3]
Total Investments (Cost $124,786,767)	135,354,969	101.8%
Other Assets and Liabilities
Other Assets	476,592	0.4%
Liabilities[4]	(2,890,570)	(2.2%)
(2,413,978)	(1.8%)
Net Assets	132,940,991	100.0%

At October 31, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	122,613,241
Undistributed Net Investment Income	228,065
Accumulated Net Realized Losses	(437,587)
Unrealized Appreciation (Depreciation)
Investment Securities	10,568,202
Futures Contracts	(7,439)
Forward Currency Contracts	(12,877)
Foreign Currencies	(10,614)
Net Assets	132,940,991

19

Total International Stock Index Fund

Amount
($000)
Investor Shares—Net Assets
Applicable to 3,128,474,331 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	51,039,515
Net Asset Value Per Share—Investor Shares	$16.31

Admiral Shares—Net Assets
Applicable to 1,152,398,572 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	31,444,588
Net Asset Value Per Share—Admiral Shares	$27.29

Institutional Shares—Net Assets
Applicable to 120,804,747 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	13,182,335
Net Asset Value Per Share—Institutional Shares	$109.12

Institutional Plus Shares—Net Assets
Applicable to 310,747,469 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	33,914,708
Net Asset Value Per Share—Institutional Plus Shares	$109.14

ETF Shares—Net Assets
Applicable to 66,206,999 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,359,845
Net Asset Value Per Share—ETF Shares	$50.75

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $2,381,553,000.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets. represents securities that are not classified by the fund’s benchmark.
1 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2014, the aggregate value of these securities was $144,266,000, representing 0.1% of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 1.8%, respectively, of net assets.
4 Includes $2,587,888,000 of collateral received for securities on loan.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6 Securities with a value of $34,166,000 have been segregated as initial margin for open futures contracts.
7 Securities with a value of $14,470,000 have been segregated as collateral for open forward currency contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

20

Total International Stock Index Fund

Statement of Operations

Year Ended
October 31, 2014
($000)
Investment Income
Income
Dividends[1,2]	4,011,969
Interest[2]	837
Securities Lending	100,793
Total Income	4,113,599
Expenses
The Vanguard Group—Note B
Investment Advisory Services	5,492
Management and Administrative—Investor Shares	81,951
Management and Administrative—Admiral Shares	24,457
Management and Administrative—Signal Shares	3,443
Management and Administrative—Institutional Shares	8,099
Management and Administrative—Institutional Plus Shares	13,866
Management and Administrative—ETF Shares	2,370
Marketing and Distribution—Investor Shares	10,324
Marketing and Distribution—Admiral Shares	3,575
Marketing and Distribution—Signal Shares	1,251
Marketing and Distribution—Institutional Shares	2,910
Marketing and Distribution—Institutional Plus Shares	6,442
Marketing and Distribution—ETF Shares	615
Custodian Fees	29,778
Auditing Fees	48
Shareholders’ Reports—Investor Shares	99
Shareholders’ Reports—Admiral Shares	68
Shareholders’ Reports—Signal Shares	80
Shareholders’ Reports—Institutional Shares	114
Shareholders’ Reports—Institutional Plus Shares	73
Shareholders’ Reports—ETF Shares	84
Trustees’ Fees and Expenses	94
Total Expenses	195,233
Net Investment Income	3,918,366
Realized Net Gain (Loss)
Investment Securities Sold[2]	741,574
Futures Contracts	39,720
Foreign Currencies and Forward Currency Contracts	(41,997)
Realized Net Gain (Loss)	739,297
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(3,589,810)
Futures Contracts	(23,229)
Foreign Currencies and Forward Currency Contracts	(29,867)
Change in Unrealized Appreciation (Depreciation)	(3,642,906)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,014,757
1 Dividends are net of foreign withholding taxes of $468,362,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $7,972,000, $795,000, and $8,823,000, respectively.
See accompanying Notes, which are an integral part of the Financial Statements.

21

Total International Stock Index Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	3,918,366	2,603,888
Realized Net Gain (Loss)	739,297	621,418
Change in Unrealized Appreciation (Depreciation)	(3,642,906)	13,845,044
Net Increase (Decrease) in Net Assets Resulting from Operations	1,014,757	17,070,350
Distributions
Net Investment Income
Investor Shares	(1,534,033)	(1,309,409)
Admiral Shares	(819,498)	(589,421)
Signal Shares	(144,315)	(147,537)
Institutional Shares	(397,850)	(293,827)
Institutional Plus Shares	(931,850)	(547,611)
ETF Shares	(89,095)	(48,365)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Signal Shares	—	—
Institutional Shares	—	—
Institutional Plus Shares	—	—
ETF Shares	—	—
Total Distributions	(3,916,641)	(2,936,170)
Capital Share Transactions
Investor Shares	6,874,109	3,372,512
Admiral Shares	10,709,173	3,491,370
Signal Shares	(5,394,525)	1,128,876
Institutional Shares	2,462,701	2,543,728
Institutional Plus Shares	12,165,427	6,820,257
ETF Shares	1,243,544	990,364
Net Increase (Decrease) from Capital Share Transactions	28,060,429	18,347,107
Total Increase (Decrease)	25,158,545	32,481,287
Net Assets
Beginning of Period	107,782,446	75,301,159
End of Period[1]	132,940,991	107,782,446
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $228,065,000 and $243,359,000.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Total International Stock Index Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$16.67	$14.31	$14.24	$15.48	$13.99
Investment Operations
Net Investment Income	. 526[1]	.425	.405	.434[2]	.356[2]
Net Realized and Unrealized Gain (Loss)
on Investments	(. 352)	2.428	.305	(1.425)	1.478
Total from Investment Operations	.174	2.853	.710	(.991)	1.834
Distributions
Dividends from Net Investment Income	(. 534)	(. 493)	(. 640)	(. 249)	(. 344)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 534)	(. 493)	(. 640)	(. 249)	(. 344)
Net Asset Value, End of Period	$16.31	$16.67	$14.31	$14.24	$15.48

Total Return[3]	1.00%	20.37%	5.32%	-6.54%	13.28%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$51,040	$45,205	$35,564	$30,912	$39,443
Ratio of Total Expenses to Average Net Assets	0.22%	0.22%	0.22%	0.22%	0.26%
Ratio of Net Investment Income to
Average Net Assets	3.16%[1]	2.79%	3.17%	2.95%	2.52%
Portfolio Turnover Rate [4]	3%	5%	3%	3%	6%
1 Net investment income per share and the ratio of net investment income to average net assets include $.067 and 0.39%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications Inc. in February 2014.
2 Calculated based on average shares outstanding.
3 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Total International Stock Index Fund

Financial Highlights

Admiral Shares
				Nov. 29,
				2010[1] to
	Year Ended October 31,			Oct. 31,
For a Share Outstanding Throughout Each Period	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$27.89	$23.94	$23.81	$25.00
Investment Operations
Net Investment Income	. 904 [2]	.733	.681	.842[3]
Net Realized and Unrealized Gain (Loss) on Investments	(.588)	4.069	.530	(1.615)
Total from Investment Operations	.316	4.802	1.211	(.773)
Distributions
Dividends from Net Investment Income	(.916)	(.852)	(1.081)	(.417)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.916)	(.852)	(1.081)	(.417)
Net Asset Value, End of Period	$27.29	$27.89	$23.94	$23.81

Total Return[4]	1.09%	20.51%	5.43%	-3.23%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$31,445	$21,438	$15,153	$13,190
Ratio of Total Expenses to Average Net Assets	0.14%	0.14%	0.16%	0.18%[5]
Ratio of Net Investment Income to Average Net Assets	3.24%[2]	2.87%	3.23%	2.99%[5]
Portfolio Turnover Rate [6]	3%	5%	3%	3%
1 Inception.
2 Net investment income per share and the ratio of net investment income to average net assets include $.111 and 0.39%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications Inc. in February 2014.
3 Calculated based on average shares outstanding.
4 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
5 Annualized.
6 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Total International Stock Index Fund

Financial Highlights

Signal Shares
	Nov. 1,			Nov. 30,
	2013 to		Year Ended	2010[2] to
	Oct. 24,		October 31,	Oct. 31,
For a Share Outstanding Throughout Each Period	2014[1]	2013	2012	2011
Net Asset Value, Beginning of Period	$33.45	$28.72	$28.57	$29.66
Investment Operations
Net Investment Income	1.069 [3]	.877	.821	.931[4]
Net Realized and Unrealized Gain (Loss) on Investments	(1.496)	4.875	.635	(1.520)
Total from Investment Operations	(.427)	5.752	1.456	(.589)
Distributions
Dividends from Net Investment Income	(1.093)	(1.022)	(1.306)	(.501)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(1.093)	(1.022)	(1.306)	(.501)
Net Asset Value, End of Period	$31.93[1]	$33.45	$28.72	$28.57

Total Return[5]	-1.39%	20.48%	5.44%	-2.16%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$—	$5,414	$3,583	$2,012
Ratio of Total Expenses to Average Net Assets	0.14%[6]	0.14%	0.16%	0.18%[6]
Ratio of Net Investment Income to Average Net Assets	3.24%[3,6]	2.87%	3.23%	2.99%[6]
Portfolio Turnover Rate[7]	3%	5%	3%	3%
1 Net asset value as of October 24, 2014, on which date the Signal Shares were converted to Admiral Shares.
2 Inception.
3 Net investment income per share and the ratio of net investment income to average net assets include $.134 and 0.39%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications Inc. in February 2014.
4 Calculated based on average shares outstanding.
5 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
6 Annualized.
7 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

25

Total International Stock Index Fund

Financial Highlights

Institutional Shares
				Nov. 29,
				2010[1] to
	Year Ended October 31,			Oct. 31,
For a Share Outstanding Throughout Each Period	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$111.51	$95.75	$95.29	$100.00
Investment Operations
Net Investment Income	3.630 [2]	2.948	2.818	3.208 [3]
Net Realized and Unrealized Gain (Loss) on Investments	(2.338)	16.255	2.048	(6.245)
Total from Investment Operations	1.292	19.203	4.866	(3.037)
Distributions
Dividends from Net Investment Income	(3.682)	(3.443)	(4.406)	(1.673)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(3.682)	(3.443)	(4.406)	(1.673)
Net Asset Value, End of Period	$109.12	$111.51	$95.75	$95.29

Total Return[4]	1.12%	20.51%	5.46%	-3.18%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,182	$11,024	$7,062	$3,788
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.12%	0.13%[5]
Ratio of Net Investment Income to Average Net Assets	3.26%[2]	2.89%	3.27%	3.04%[5]
Portfolio Turnover Rate [6]	3%	5%	3%	3%
1 Inception.
2 Net investment income per share and the ratio of net investment income to average net assets include $.446 and 0.39%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications Inc. in February 2014.
3 Calculated based on average shares outstanding.
4 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
5 Annualized.
6 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

26

Total International Stock Index Fund

Financial Highlights

Institutional Plus Shares
				Nov. 30,
				2010[1] to
	Year Ended October 31,			Oct. 31,
For a Share Outstanding Throughout Each Period	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$111.53	$95.77	$95.31	$98.88
Investment Operations
Net Investment Income	3.655 [2]	2.968	2.778	2.596 [3]
Net Realized and Unrealized Gain (Loss) on Investments	(2.339)	16.259	2.110	(4.492)
Total from Investment Operations	1.316	19.227	4.888	(1.896)
Distributions
Dividends from Net Investment Income	(3.706)	(3.467)	(4.428)	(1.674)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(3.706)	(3.467)	(4.428)	(1.674)
Net Asset Value, End of Period	$109.14	$111.53	$95.77	$95.31

Total Return[4]	1.14%	20.54%	5.48%	-2.08%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$33,915	$22,504	$12,973	$6,965
Ratio of Total Expenses to Average Net Assets	0.10%	0.10%	0.10%	0.10%[5]
Ratio of Net Investment Income to Average Net Assets	3.28%[2]	2.91%	3.29%	3.07%[5]
Portfolio Turnover Rate [6]	3%	5%	3%	3%
1 Inception.
2 Net investment income per share and the ratio of net investment income to average net assets include $.446 and 0.39%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications Inc. in February 2014.
3 Calculated based on average shares outstanding.
4 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
5 Annualized.
6 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

27

Total International Stock Index Fund

Financial Highlights

ETF Shares
				Jan. 26,
				2011[1] to
	Year Ended October 31,			Oct. 31,
For a Share Outstanding Throughout Each Period	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$51.86	$44.53	$44.33	$50.00
Investment Operations
Net Investment Income	1.680 [2]	1.365	1.283	1.021[3]
Net Realized and Unrealized Gain (Loss) on Investments	(1.087)	7.555	.965	(6.691)
Total from Investment Operations	.593	8.920	2.248	(5.670)
Distributions
Dividends from Net Investment Income	(1.703)	(1.590)	(2.048)	—
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(1.703)	(1.590)	(2.048)	—
Net Asset Value, End of Period	$50.75	$51.86	$44.53	$44.33

Total Return	1.10%	20.50%	5.43%	-11.34%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,360	$2,198	$966	$435
Ratio of Total Expenses to Average Net Assets	0.14%	0.14%	0.16%	0.18%[4]
Ratio of Net Investment Income to Average Net Assets	3.24%[2]	2.87%	3.23%	2.99%[4]
Portfolio Turnover Rate [5]	3%	5%	3%	3%
1 Inception.
2 Net investment income per share and the ratio of net investment income to average net assets include $.208 and 0.39%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications Inc. in February 2014.
3 Calculated based on average shares outstanding.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

28

Total International Stock Index Fund

Notes to Financial Statements

Vanguard Total International Stock Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers five classes of shares: Investor Shares, Admiral Shares, Institutional Shares, Institutional Plus Shares, and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares, Institutional Shares, and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker. Prior to October 24, 2014, the fund offered Signal Shares. Effective at the close of business on October 24, 2014, the Signal Shares were converted to Admiral Shares.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund

29

Total International Stock Index Fund

may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearing-house, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

The fund also enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate settlement values and notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the year ended October 31, 2014, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

30

Total International Stock Index Fund

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2014, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

31

Total International Stock Index Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At October 31, 2014, the fund had contributed capital of $12,972,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 5.19% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of October 31, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North America and South America	12,192,898	2,740,608	3,887
Common Stocks—Other	474,739	116,727,520	83,683
Temporary Cash Investments	3,077,640	53,994	—
Futures Contracts—Assets[1]	14,027	—	—
Forward Currency Contracts—Assets	—	1,310	—
Forward Currency Contracts—Liabilities	—	(14,187)	—
Total	15,759,304	119,509,245	87,570
1 Represents variation margin on the last day of the reporting period.

Securites in certain countries may transfer between Level 1 and Level 2 because of differences in stock market closure times that may result from transitions between standard and daylight saving time in those countries and the United States. Based on values on the date of transfer, securities valued at $2,157,465,000 based on Level 1 inputs were transferred from Level 2 during the fiscal year. Additionally, based on values on the date of transfer, securities valued at $2,687,981,000 based on Level 2 inputs were transferred from Level 1 during the fiscal year.

32

Total International Stock Index Fund

D. At October 31, 2014, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	14,027	1,310	15,337
Liabilities	—	(14,187)	(14,187)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2014, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	39,720	—	39,720
Forward Currency Contracts	—	(11,230)	(11,230)
Realized Net Gain (Loss) on Derivatives	39,720	(11,230)	28,490

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(23,229)	—	(23,229)
Forward Currency Contracts	—	(19,009)	(19,009)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(23,229)	(19,009)	(42,238)

At October 31, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
FTSE 100 Index	December 2014	2,002	208,367	(8,696)
Dow Jones EURO STOXX 50 Index	December 2014	4,734	183,929	(7,221)
Topix Index	December 2014	1,101	131,309	4,026
S&P ASX 200 Index	December 2014	699	84,760	1,211
E-mini S&P 500 Index	December 2014	500	50,285	3,241
				(7,439)

Unrealized appreciation (depreciation) on open FTSE 100 Index, Dow Jones EURO STOXX 50 Index, and E-mini S&P 500 Index futures contracts are required to be treated as realized gain (loss) for tax purposes.

33

Total International Stock Index Fund

At October 31, 2014, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
UBS AG	12/24/14	GBP	137,868	USD	224,726	(4,271)
BNP Paribas	12/24/14	EUR	140,611	USD	182,421	(6,151)
Bank of America, N.A.	12/23/14	AUD	102,433	USD	91,907	(2,109)
Credit Suisse International	12/24/14	GBP	14,247	USD	23,162	(381)
Morgan Stanley	12/16/14	JPY	1,842,120	USD	17,195	(786)
Morgan Stanley	12/24/14	EUR	11,881	USD	15,383	(489)
BNP Paribas	12/24/14	USD	26,884	GBP	16,417	632
Bank of America, N.A.	12/16/14	USD	15,688	JPY	1,708,285	471
BNP Paribas	12/23/14	USD	6,533	AUD	7,319	117
BNP Paribas	12/16/14	USD	3,453	JPY	377,509	90
						(12,877)
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2014, the fund realized net foreign currency losses of $30,767,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income. Certain of the fund’s investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended October 31, 2014, the fund realized gains on the sale of passive foreign investment companies of $13,748,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Passive foreign investment companies held at October 31, 2014, had unrealized appreciation of $381,866,000.

34

Total International Stock Index Fund

During the year ended October 31, 2014, the fund realized $4,947,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at October 31, 2014, the fund had $677,321,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $706,293,000 to offset taxable capital gains realized during the year ended October 31, 2014. At October 31, 2014, the fund had available capital losses totaling $463,013,000 to offset future net capital gains through October 31, 2017.

At October 31, 2014, the cost of investment securities for tax purposes was $125,168,633,000. Net unrealized appreciation of investment securities for tax purposes was $10,186,336,000, consisting of unrealized gains of $21,504,066,000 on securities that had risen in value since their purchase and $11,317,730,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended October 31, 2014, the fund purchased $30,708,463,000 of investment securities and sold $3,254,273,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,271,335,000 and $9,947,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

			Year Ended October 31,
		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	9,303,349	563,187	7,729,601	505,198
Issued in Lieu of Cash Distributions	1,523,991	91,155	1,297,848	86,811
Redeemed	(3,953,231)	(237,198)	(5,654,937)	(365,930)
Net Increase (Decrease)—Investor Shares	6,874,109	417,144	3,372,512	226,079
Admiral Shares
Issued[1]	12,409,332	444,554	4,839,204	187,784
Issued in Lieu of Cash Distributions	728,068	25,999	523,852	20,925
Redeemed	(2,428,227)	(86,941)	(1,871,686)	(72,877)
Net Increase (Decrease) —Admiral Shares	10,709,173	383,612	3,491,370	135,832
Signal Shares
Issued	1,413,050	42,230	2,320,703	75,263
Issued in Lieu of Cash Distributions	129,836	3,891	133,247	4,437
Redeemed[1]	(6,937,411)	(207,962)	(1,325,074)	(42,607)
Net Increase (Decrease)—Signal Shares	(5,394,525)	(161,841)	1,128,876	37,093
Institutional Shares
Issued	4,631,261	41,269	4,566,743	44,639
Issued in Lieu of Cash Distributions	382,641	3,420	282,389	2,820
Redeemed	(2,551,201)	(22,745)	(2,305,404)	(22,352)
Net Increase (Decrease) —Institutional Shares	2,462,701	21,944	2,543,728	25,107

35

Total International Stock Index Fund

			Year Ended October 31,
		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Plus Shares
Issued	12,404,005	111,084	7,960,601	77,447
Issued in Lieu of Cash Distributions	903,727	8,072	524,781	5,233
Redeemed	(1,142,305)	(10,174)	(1,665,125)	(16,374)
Net Increase (Decrease) —Institutional Plus Shares	12,165,427	108,982	6,820,257	66,306
ETF Shares
Issued	1,253,978	24,021	1,043,278	21,792
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(10,434)	(200)	(52,914)	(1,100)
Net Increase (Decrease)—ETF Shares	1,243,544	23,821	990,364	20,692
1 Admiral Shares Issued and Signal Shares Redeemed include $4,028,000,000 from the conversion of Signal Shares to Admiral Shares during the 2014 fiscal year.

H. Management has determined that no material events or transactions occurred subsequent to October 31, 2014, that would require recognition or disclosure in these financial statements.

36

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard STAR Funds and the Shareholders of Vanguard Total International Stock Index Fund:

In our opinion, the accompanying statement of net assets—investments summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Total International Stock Index Fund (constituting a separate portfolio of Vanguard STAR Funds, hereafter referred to as the “Fund”) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 11, 2014

Special 2014 tax information (unaudited) for Vanguard Total International Stock Index Fund

This information for the fiscal year ended October 31, 2014, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $2,772,799,000 of qualified dividend income to shareholders during the fiscal year.

The fund designates to shareholders foreign source income of $3,602,900,000 and foreign taxes paid of $207,740,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2014 to determine the calendar-year amounts to be included on their 2014 tax returns.

37

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2014. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Total International Stock Index Fund Investor Shares
Periods Ended October 31, 2014

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	1.00%	6.28%	6.41%
Returns After Taxes on Distributions	-0.05	5.59	5.81
Returns After Taxes on Distributions and Sale of Fund Shares	0.91	4.89	5.15

38

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

39

Six Months Ended October 31, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total International Stock Index Fund	4/30/2014	10/31/2014	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$975.98	$1.10
Admiral Shares	1,000.00	976.78	0.70
Institutional Shares	1,000.00	976.84	0.60
Institutional Plus Shares	1,000.00	976.95	0.50
ETF Shares	1,000.00	976.88	0.70
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.10	$1.12
Admiral Shares	1,000.00	1,024.50	0.71
Institutional Shares	1,000.00	1,024.60	0.61
Institutional Plus Shares	1,000.00	1,024.70	0.51
ETF Shares	1,000.00	1,024.50	0.71
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.22% for Investor Shares, 0.14% for Admiral Shares, 0.12% for Institutional Shares, 0.10% for Institutional Plus Shares, and 0.14% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

40

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

41

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Total International Stock Index: Total International Composite Index through August 31, 2006; MSCI EAFE + Emerging Markets Index through December 15, 2010; MSCI ACWI ex USA IMI Index through June 2, 2013; and FTSE Global All Cap ex US Index thereafter. Benchmark returns are adjusted for withholding taxes.

42

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
IndependentTrustees	Bioethical Issues.

Emerson U. Fullwood	JoAnn Heffernan Heisen
Born 1948. Trustee Since January 2008. Principal	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Executive	Occupation(s) During the Past Five Years: Corporate
Chief Staff and Marketing Officer for North America	Vice President and Chief Global Diversity Officer
and Corporate Vice President (retired 2008) of Xerox	(retired 2008) and Member of the Executive
Corporation (document management products and	Committee (1997–2008) of Johnson & Johnson
services); Executive in Residence and 2009–2010	(pharmaceuticals/medical devices/consumer
Distinguished Minett Professor at the Rochester	products); Director of Skytop Lodge Corporation
Institute of Technology; Director of SPX Corporation	(hotels), the University Medical Center at Princeton,
(multi-industry manufacturing), the United Way of	the Robert Wood Johnson Foundation, and the Center
Rochester, Amerigroup Corporation (managed health	for Talent Innovation; Member of the Advisory Board
care), the University of Rochester Medical Center,	of the Maxwell School of Citizenship and Public Affairs
Monroe Community College Foundation, and North	at Syracuse University.
Carolina A&T University.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer (retired 2009) of Cummins
Chairman and Chief Executive Officer (retired 2009)	Inc. (industrial machinery); Chairman of the Board
and President (2006–2008) of Rohm and Haas Co.	of Hillenbrand, Inc. (specialized consumer services),
(chemicals); Director of Tyco International, Ltd.	and of Oxfam America; Director of SKF AB (industrial
(diversified manufacturing and services), Hewlett-	machinery), Hyster-Yale Materials Handling, Inc.
Packard Co. (electronic computer manufacturing),	(forklift trucks), the Lumina Foundation for Education,

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Trustee of
Colby-Sawyer College; Member of the Advisory Board	Founder
of the Norris Cotton Cancer Center and of the Advisory
Board of the Parthenon Group (strategy consulting).	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1130 122014

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2014: $223,000
Fiscal Year Ended October 31, 2013: $200,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2014: $6,605,127
Fiscal Year Ended October 31, 2013: $5,714,113

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended October 31, 2014: $2,176,479
Fiscal Year Ended October 31, 2013: $1,552,950

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended October 31, 2014: $316,869
Fiscal Year Ended October 31, 2013: $110,000

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended October 31, 2014: $198,163
Fiscal Year Ended October 31, 2013: $132,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2014: $515,032
Fiscal Year Ended October 31, 2013: $242,000

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: Emerson U. Fullwood, Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, Alfred M. Rankin, Jr., and Peter F. Volanakis.

Item 6: Investments.

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

		Market
		Value
	Shares	($000)

Common Stocks (99.5%)[1]
Argentina (0.0%)
Siderar SAIC Class A	390	—

Australia (5.5%)
Commonwealth Bank of Australia	10,203,463	725,720
BHP Billiton Ltd.	20,348,892	607,367
Westpac Banking Corp.	19,529,633	600,489
Australia & New Zealand Banking Group Ltd.	17,478,899	517,295
National Australia Bank Ltd.	15,001,031	463,608
Wesfarmers Ltd.	7,219,867	281,522
Woolworths Ltd.	7,781,480	247,163
CSL Ltd.	3,249,018	230,027
Woodside Petroleum Ltd.	4,542,266	160,920
Rio Tinto Ltd.	2,761,633	147,359
Telstra Corp. Ltd.	27,792,000	138,012
Suncorp Group Ltd.	8,162,973	105,591
* Scentre Group	32,841,616	102,749
Macquarie Group Ltd.	1,848,188	99,901
AMP Ltd.	18,562,036	95,975
Origin Energy Ltd.	6,879,798	86,682
QBE Insurance Group Ltd.	8,501,464	86,530
* Westfield Corp.	12,246,929	85,826
Insurance Australia Group Ltd.	14,567,505	83,866
Brambles Ltd.	9,842,871	82,902
Transurban Group	11,387,852	81,840
Amcor Ltd.	7,649,598	79,162
Santos Ltd.	6,056,498	69,023
Oil Search Ltd.	7,271,639	55,470
Stockland	14,607,464	54,827
Aurizon Holdings Ltd.	12,990,096	53,735
Goodman Group	10,845,140	53,122
AGL Energy Ltd.	4,180,206	50,072
Lend Lease Group	3,406,755	47,111
Orica Ltd.	2,307,313	42,057
Sonic Healthcare Ltd.	2,507,012	41,354
GPT Group	11,196,187	40,705
Dexus Property Group	36,542,295	39,076
ASX Ltd.	1,218,485	38,705
Ramsay Health Care Ltd.	818,060	37,743
* Newcrest Mining Ltd.	4,724,082	37,703
Mirvac Group	23,256,200	36,851
APA Group	5,137,015	35,688
Asciano Ltd.	6,196,336	34,310
Computershare Ltd.	3,138,895	34,032
Fortescue Metals Group Ltd.	10,195,134	31,627
Seek Ltd.	2,125,799	31,161
Crown Resorts Ltd.	2,407,404	30,795
James Hardie Industries plc	2,780,927	30,542
Bendigo & Adelaide Bank Ltd.	2,759,677	30,323
Coca-Cola Amatil Ltd.	3,405,852	27,482
Tatts Group Ltd.	8,743,031	26,777
Incitec Pivot Ltd.	10,316,812	26,560
Novion Property Group	14,201,927	26,335
Sydney Airport	6,623,224	25,769
Bank of Queensland Ltd.	2,183,720	24,330
Caltex Australia Ltd.	856,506	23,490
Cochlear Ltd.	361,910	23,464
Challenger Ltd.	3,671,728	22,524
Aristocrat Leisure Ltd.	3,936,801	22,286
* Alumina Ltd.	15,416,603	22,273
Federation Centres	9,069,804	21,796
Boral Ltd.	4,876,338	21,600
Toll Holdings Ltd.	4,263,437	21,352

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

			Market
			Value
		Shares	($000)
	Echo Entertainment Group Ltd.	5,208,392	18,062
	Iluka Resources Ltd.	2,656,871	17,601
	Ansell Ltd.	972,001	17,076
	DUET Group	7,831,982	16,980
	Treasury Wine Estates Ltd.	4,074,155	16,718
	Tabcorp Holdings Ltd.	4,640,713	16,668
	WorleyParsons Ltd.	1,368,856	16,408
*	BlueScope Steel Ltd.	3,536,015	16,392
	IOOF Holdings Ltd.	1,898,522	15,158
^	Metcash Ltd.	5,587,904	13,968
	REA Group Ltd.	331,587	13,279
^	Flight Centre Travel Group Ltd.	351,884	13,031
*	AusNet Services	10,608,295	12,872
	carsales.com Ltd.	1,289,059	12,357
	Leighton Holdings Ltd.	634,907	12,347
	Primary Health Care Ltd.	2,979,001	12,242
	Investa Office Fund	3,824,399	12,012
	ALS Ltd.	2,354,855	11,727
	TPG Telecom Ltd.	1,817,768	11,673
	Orora Ltd.	7,571,979	11,616
	Downer EDI Ltd.	2,707,244	11,357
	Perpetual Ltd.	275,379	11,323
	DuluxGroup Ltd.	2,321,201	10,965
	Harvey Norman Holdings Ltd.	3,237,355	10,856
*	Qantas Airways Ltd.	7,092,001	10,546
	Recall Holdings Ltd.	1,958,522	10,033
	Sims Metal Management Ltd.	1,006,994	9,916
	CSR Ltd.	3,179,642	9,691
	Qube Holdings Ltd.	4,377,858	9,460
	Domino's Pizza Enterprises Ltd.	387,322	9,297
	G8 Education Ltd.	2,097,183	9,251
	Navitas Ltd.	1,940,934	9,062
*,^	Liquefied Natural Gas Ltd.	2,675,229	8,852
	GrainCorp Ltd. Class A	1,137,246	8,783
^	JB Hi-Fi Ltd.	622,728	8,570
	Adelaide Brighton Ltd.	2,836,296	8,413
	nib holdings Ltd.	2,897,294	8,374
	Beach Energy Ltd.	8,069,653	8,306
	Platinum Asset Management Ltd.	1,426,674	8,286
	Cromwell Property Group	9,227,455	8,104
	Fairfax Media Ltd.	10,690,437	7,705
	Magellan Financial Group Ltd.	640,890	7,631
	Ardent Leisure Group	2,727,426	7,547
	M2 Group Ltd.	1,081,179	7,502
	Veda Group Ltd.	3,673,996	7,442
	Invocare Ltd.	694,064	7,433
	BWP Trust	3,303,081	7,345
	Charter Hall Group	1,867,151	7,205
	Charter Hall Retail REIT	1,967,048	7,061
	Nine Entertainment Co. Holdings Ltd.	3,808,566	6,932
	Macquarie Atlas Roads Group	2,587,271	6,925
	Iress Ltd.	785,117	6,839
^	Sirtex Medical Ltd.	291,767	6,692
	OZ Minerals Ltd.	1,950,771	6,684
	Mineral Resources Ltd.	874,589	6,584
	Shopping Centres Australasia Property Group	4,095,217	6,542
	Slater & Gordon Ltd.	1,211,526	6,540
*,^	UGL Ltd.	1,050,726	6,463
	Seven West Media Ltd.	4,178,546	6,339
	Goodman Fielder Ltd.	11,185,480	6,304
^	Myer Holdings Ltd.	3,674,482	6,290
^	Monadelphous Group Ltd.	543,461	6,020
	iiNET Ltd.	845,464	5,979
	Super Retail Group Ltd.	886,477	5,736

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

			Market
			Value
		Shares	($000)
	Independence Group NL	1,423,764	5,719
	PanAust Ltd.	3,770,457	5,705
*	Transfield Services Ltd.	3,300,474	5,548
	Transpacific Industries Group Ltd.	6,605,156	5,243
	Arrium Ltd.	17,552,598	5,200
	Sigma Pharmaceuticals Ltd.	7,398,520	5,066
*,^	Whitehaven Coal Ltd.	3,690,020	4,950
	Automotive Holdings Group Ltd.	1,460,899	4,925
	Western Areas Ltd.	1,276,457	4,903
^	Breville Group Ltd.	809,081	4,868
*	AWE Ltd.	3,109,911	4,814
	Nufarm Ltd.	1,089,005	4,773
*	Sirius Resources NL	1,729,802	4,756
	GWA Group Ltd.	1,962,389	4,744
	Premier Investments Ltd.	499,666	4,723
	Sandfire Resources NL	951,332	4,719
	Cardno Ltd.	958,852	4,705
	SAI Global Ltd.	1,282,154	4,592
	ARB Corp. Ltd.	388,139	4,501
	Aveo Group	2,361,149	4,315
	FlexiGroup Ltd.	1,321,718	4,187
	Abacus Property Group	1,743,663	4,155
*,^	Mesoblast Ltd.	1,088,370	4,044
	Greencross Ltd.	513,969	3,908
	Pact Group Holdings Ltd.	1,125,032	3,788
	Mermaid Marine Australia Ltd.	2,280,475	3,753
	Seven Group Holdings Ltd.	617,265	3,724
*	Bega Cheese Ltd.	813,985	3,721
	Bradken Ltd.	1,045,036	3,567
	Retail Food Group Ltd.	725,702	3,567
*,^	Karoon Gas Australia Ltd.	1,334,005	3,488
*	Senex Energy Ltd.	7,193,081	3,402
	Village Roadshow Ltd.	543,308	3,370
	Cabcharge Australia Ltd.	771,454	3,362
*	Sundance Energy Australia Ltd.	3,191,849	3,288
	Cover-More Group Ltd.	1,675,764	3,258
	Northern Star Resources Ltd.	3,466,623	3,237
	BT Investment Management Ltd.	586,770	3,234
	New Hope Corp. Ltd.	1,525,882	3,035
*	Australian Agricultural Co. Ltd.	2,432,883	3,010
*	OzForex Group Ltd.	1,354,893	2,993
	McMillan Shakespeare Ltd.	312,005	2,942
	Tassal Group Ltd.	896,808	2,931
	Southern Cross Media Group Ltd.	3,355,374	2,909
	Amcom Telecommunications Ltd.	1,458,678	2,871
*	APN News & Media Ltd.	4,237,517	2,803
	GUD Holdings Ltd.	435,926	2,758
*	Vocus Communications Ltd.	529,360	2,745
	Steadfast Group Ltd.	2,068,361	2,703
^	Growthpoint Properties Australia Ltd.	1,053,443	2,655
*,^	Regis Resources Ltd.	2,229,744	2,645
	Technology One Ltd.	883,280	2,624
*	Syrah Resources Ltd.	774,342	2,621
*	Roc Oil Co. Ltd.	4,256,553	2,585
	Ainsworth Game Technology Ltd.	950,626	2,542
	Pacific Brands Ltd.	6,012,059	2,493
*	Virgin Australia Holdings Ltd.	7,330,704	2,484
*,^	Drillsearch Energy Ltd.	2,382,351	2,479
	Virtus Health Ltd.	374,543	2,459
*	Energy World Corp. Ltd.	7,709,017	2,378
*	Ten Network Holdings Ltd.	11,312,430	2,265
	SKILLED Group Ltd.	1,081,737	2,258
	Dick Smith Holdings Ltd.	1,158,865	2,253
	TFS Corp. Ltd.	1,611,873	2,199

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

			Market
			Value
		Shares	($000)
	Wotif.com Holdings Ltd.	830,657	2,195
	Platinum Capital Ltd.	1,399,930	2,176
*	Blackmores Ltd.	74,425	2,161
*	Mayne Pharma Group Ltd.	3,208,618	2,151
	Cedar Woods Properties Ltd.	351,643	2,147
	GDI Property Group	2,822,267	2,146
	Thorn Group Ltd.	937,749	2,089
*,^	Billabong International Ltd.	3,549,945	2,083
*,^	Horizon Oil Ltd.	7,936,354	2,065
	STW Communications Group Ltd.	2,008,659	2,049
	Credit Corp. Group Ltd.	240,220	2,048
*,^	Paladin Energy Ltd.	6,324,630	1,824
	Australian Pharmaceutical Industries Ltd.	2,443,120	1,774
*,^	NEXTDC Ltd.	988,669	1,736
	Programmed Maintenance Services Ltd.	749,068	1,705
	Cash Converters International Ltd.	1,773,073	1,702
	Mount Gibson Iron Ltd.	4,262,608	1,700
	Tox Free Solutions Ltd.	790,316	1,700
*,^	Linc Energy Ltd.	2,008,097	1,661
^	Atlas Iron Ltd.	5,486,402	1,627
	RCR Tomlinson Ltd.	667,490	1,601
	Hills Ltd.	1,325,409	1,564
	Webjet Ltd.	510,139	1,543
^	Evolution Mining Ltd.	2,867,930	1,521
	SMS Management & Technology Ltd.	436,390	1,507
*,^	Tiger Resources Ltd.	6,435,008	1,483
*	iProperty Group Ltd.	638,003	1,429
	Astro Japan Property Group	363,206	1,419
^	Reject Shop Ltd.	185,127	1,351
	Sunland Group Ltd.	881,484	1,335
	MACA Ltd.	1,139,805	1,330
^	ERM Power Ltd.	812,738	1,303
*,^	CuDeco Ltd.	1,035,336	1,265
	UXC Ltd.	1,636,672	1,198
	Decmil Group Ltd.	747,582	1,198
*	Indophil Resources NL	4,647,810	1,146
*,^	Energy Resources of Australia Ltd.	996,540	1,134
	NRW Holdings Ltd.	1,685,958	1,124
*,^	Starpharma Holdings Ltd.	1,953,210	1,085
*	Saracen Mineral Holdings Ltd.	4,383,020	1,065
*,^	Boart Longyear Ltd.	4,705,279	1,018
*,^	Buru Energy Ltd.	1,609,262	974
^	Acrux Ltd.	1,000,202	969
*	Resolute Mining Ltd.	3,500,881	953
*,^	Beadell Resources Ltd.	4,422,465	944
*,^	Perseus Mining Ltd.	3,591,108	918
*,^	Sundance Resources Ltd.	16,268,629	892
	Ausdrill Ltd.	1,642,190	866
*,^	Newcrest Mining Ltd. ADR	107,626	858
*,^	Kingsgate Consolidated Ltd.	1,347,985	829
*,^	Tap Oil Ltd.	1,524,457	827
*	Infigen Energy	3,435,073	819
^	Vocation Ltd.	1,014,047	810
	Oakton Ltd.	481,811	808
*,^	Lynas Corp. Ltd.	13,665,171	797
	Panoramic Resources Ltd.	1,471,028	779
*	Crowe Horwath Australasia Ltd.	1,662,839	724
*	Mineral Deposits Ltd.	573,281	696
*,^	Intrepid Mines Ltd.	3,314,276	658
	Sims Metal Management Ltd. ADR	66,577	652
*,^	Silver Lake Resources Ltd.	2,781,424	640
*,^	Imdex Ltd.	1,186,419	627
^	Watpac Ltd.	833,488	620
	BC Iron Ltd.	623,537	595

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

			Market
			Value
		Shares	($000)
*	Medusa Mining Ltd.	1,164,902	593
*	Emeco Holdings Ltd.	3,496,582	570
	Fleetwood Corp. Ltd.	341,941	521
*	Macmahon Holdings Ltd.	5,743,072	500
	Mincor Resources NL	913,826	494
*,^	Troy Resources Ltd.	948,043	470
*,^	Silex Systems Ltd.	884,942	452
*,^	Gunns Ltd.	3,024,191	426
*,^	Kingsrose Mining Ltd.	1,302,691	420
*	Kagara Ltd.	2,282,838	241
*	Gunns Ltd.	3,440	129
*	Nexus Energy Ltd.	5,925,255	68
			7,365,907
Austria (0.2%)
	Erste Group Bank AG	1,849,553	47,232
	OMV AG	913,506	28,758
	Voestalpine AG	711,220	28,486
	ANDRITZ AG	461,081	22,281
*	IMMOFINANZ AG	6,086,491	18,419
	Raiffeisen Bank International AG	744,628	15,983
	Vienna Insurance Group AG Wiener Versicherung Gruppe	242,031	11,649
	Oesterreichische Post AG	214,579	10,481
	CA Immobilien Anlagen AG	510,576	9,783
	Wienerberger AG	728,920	8,816
^	Verbund AG	419,524	8,492
	Schoeller-Bleckmann Oilfield Equipment AG	70,689	6,103
	Flughafen Wien AG	65,718	6,033
	BUWOG AG	321,084	5,931
	Atrium European Real Estate Ltd.	1,044,114	5,468
	Mayr Melnhof Karton AG	50,746	5,443
	Conwert Immobilien Invest SE	381,357	4,231
	RHI AG	160,799	4,124
	Zumtobel Group AG	173,437	3,059
	Lenzing AG	52,451	3,032
	Semperit AG Holding	60,270	2,990
	S IMMO AG	339,210	2,612
	Strabag SE	117,037	2,535
	EVN AG	190,349	2,411
	Telekom Austria AG	305,251	2,287
	Palfinger AG	69,253	1,613
*	Kapsch TrafficCom AG	28,349	597
			268,849
Belgium (0.9%)
	Anheuser-Busch InBev NV	5,057,692	560,516
*	KBC Groep NV	1,746,022	93,769
	UCB SA	773,287	62,475
	Solvay SA Class A	357,210	48,731
	Ageas	1,345,010	44,949
	Delhaize Group SA	643,357	44,020
	Groupe Bruxelles Lambert SA	491,259	43,906
	Belgacom SA	887,598	33,513
	Umicore SA	697,866	27,339
	RTL Group SA	246,197	23,015
	Ackermans & van Haaren NV	156,902	19,570
	Colruyt SA	428,106	19,515
*	Telenet Group Holding NV	309,716	17,533
	bpost SA	631,872	15,648
	Cofinimmo SA	109,545	12,723
	Sofina SA	107,762	11,678
	Elia System Operator SA	166,985	8,284
	Befimmo SA	104,187	8,033

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

			Market
			Value
		Shares	($000)
	Arseus NV	194,715	7,794
	NV Bekaert SA	226,423	7,118
*,^	Nyrstar (Voting Shares)	1,967,134	6,633
	D'ieteren SA	171,884	6,229
	Melexis NV	134,793	6,158
	Gimv NV	120,984	5,498
*,^	Euronav NV	473,019	5,016
	Warehouses De Pauw SCA	70,096	5,007
	Cie d'Entreprises CFE	44,158	4,778
*	Mobistar SA	186,181	3,994
	Barco NV	51,299	3,781
*,^	Tessenderlo Chemie NV (Voting Shares)	110,133	2,860
*	KBC Ancora	97,242	2,819
*	AGFA-Gevaert NV	1,032,118	2,604
*	RHJ International SA	422,946	2,306
	Econocom Group SA	351,501	2,271
*	Ion Beam Applications	125,032	2,185
	Cie Maritime Belge SA	109,031	2,132
	Van de Velde NV	42,807	1,983
^	EVS Broadcast Equipment SA	59,850	1,940
*,^	ThromboGenics NV	179,804	1,582
	Wereldhave Belgium NV	11,488	1,400
	Intervest Offices & Warehouses NV	42,464	1,173
*,^	Dexia SA	2,875,273	98
			1,182,576
Brazil (2.1%)
	Itau Unibanco Holding SA Preference Shares	10,231,725	151,836
	AMBEV SA	22,320,570	147,771
	Banco Bradesco SA Preference Shares	9,353,946	140,898
	Petroleo Brasileiro SA Preference Shares	19,098,361	117,471
	BRF SA	4,415,353	115,013
	Petroleo Brasileiro SA	18,208,687	107,286
	Itau Unibanco Holding SA ADR	6,136,349	90,572
	Itausa - Investimentos Itau SA Preference Shares	19,948,208	79,603
	Cielo SA	4,582,702	75,195
	Vale SA Preference Shares	8,293,218	72,162
	Kroton Educacional SA	9,637,216	68,668
	Banco do Brasil SA	5,431,502	60,784
	Banco Bradesco SA ADR	4,004,550	59,988
	Vale SA	5,818,093	58,685
	Ultrapar Participacoes SA	2,431,116	52,982
	BB Seguridade Participacoes SA	3,803,382	50,740
	BM&FBovespa SA	11,464,529	50,448
	Petroleo Brasileiro SA ADR	4,121,524	50,406
	AMBEV SA ADR	7,340,516	49,035
	Banco Bradesco SA	3,194,785	47,058
	CCR SA	5,501,377	40,953
	Vale SA Class B ADR	4,045,409	35,438
	Petroleo Brasileiro SA ADR	2,697,186	31,557
	BRF SA ADR	1,114,368	29,029
	Embraer SA	2,984,281	28,831
	Telefonica Brasil SA Preference Shares	1,332,900	27,245
	Vale SA Class B ADR	2,553,789	25,768
	Lojas Renner SA	799,000	23,885
	Cia Brasileira de Distribuicao Grupo Pao de Acucar Preference Shares	556,702	23,307
	Tim Participacoes SA	4,185,638	22,754
*	Banco Santander SA	7,316,494	22,441
	BR Malls Participacoes SA	2,719,876	21,838
	WEG SA	1,734,380	20,464
	Grupo BTG Pactual	1,611,744	20,416
	JBS SA	4,511,014	20,106
	Lojas Americanas SA Preference Shares	3,310,420	19,543
	Souza Cruz SA	2,421,426	19,543
	Estacio Participacoes SA	1,636,487	18,944

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

			Market
			Value
		Shares	($000)
	Tractebel Energia SA	1,326,032	18,051
	Cia Energetica de Minas Gerais Preference Shares	3,126,478	17,950
	CETIP SA - Mercados Organizados	1,386,013	17,532
	Gerdau SA Preference Shares	3,819,368	17,107
*	Hypermarcas SA	2,380,310	16,608
	Klabin SA	3,345,333	16,538
	Natura Cosmeticos SA	1,080,181	15,694
	Cia Brasileira de Distribuicao ADR	366,124	15,304
	Itau Unibanco Holding SA	1,130,066	14,905
	Raia Drogasil SA	1,570,554	14,242
	Embraer SA ADR	367,303	14,193
*	Qualicorp SA	1,359,071	13,823
	Localiza Rent a Car SA	905,926	13,051
	Totvs SA	877,614	12,791
	Cia Energetica de Sao Paulo Preference Shares	1,170,961	11,546
	CPFL Energia SA	1,539,760	11,545
	Telefonica Brasil SA ADR	556,151	11,368
	M Dias Branco SA	289,794	11,261
*	Oi SA Preference Shares	20,461,451	10,755
	Multiplan Empreendimentos Imobiliarios SA	481,687	9,959
	Cia de Saneamento Basico do Estado de Sao Paulo	1,261,094	9,870
*	Fibria Celulose SA	810,455	9,817
	Cosan SA Industria e Comercio	702,494	9,805
	Bradespar SA Preference Shares	1,432,707	9,681
	Metalurgica Gerdau SA Preference Shares Class A	1,759,641	9,528
	Cia Hering	889,255	8,971
	Cia Energetica de Minas Gerais ADR	1,549,030	8,953
	Cia Siderurgica Nacional SA	2,622,981	8,714
*	B2W Cia Digital	665,653	8,678
	Cyrela Brazil Realty SA Empreendimentos e Participacoes	1,694,519	8,420
	Sul America SA	1,541,400	8,182
	Suzano Papel e Celulose SA Preference Shares Class A	1,889,406	7,984
*	Via Varejo SA	823,400	7,907
	ALL - America Latina Logistica SA	2,781,674	7,597
	Equatorial Energia SA	734,602	7,495
*,^	Fibria Celulose SA ADR	603,062	7,375
	Gerdau SA ADR	1,620,278	7,340
	Porto Seguro SA	609,770	7,309
	Cia de Saneamento Basico do Estado de Sao Paulo ADR	915,690	7,106
	Banco do Estado do Rio Grande do Sul SA Preference Shares	1,089,696	6,510
	BR Properties SA	1,267,249	6,403
	Duratex SA	1,777,435	6,389
	MRV Engenharia e Participacoes SA	1,878,712	6,214
	Odontoprev SA	1,678,996	6,066
*	Usinas Siderurgicas de Minas Gerais SA Preference Shares	2,596,902	5,971
^	Cia Siderurgica Nacional SA ADR	1,799,189	5,901
	EDP - Energias do Brasil SA	1,501,782	5,863
	Tim Participacoes SA ADR	207,108	5,700
	EcoRodovias Infraestrutura e Logistica SA	1,271,162	5,681
	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao S.A	344,898	5,534
	Marcopolo SA Preference Shares	3,188,168	5,457
	Braskem SA Preference Shares	713,246	5,219
	Smiles SA	285,000	4,926
	Cia Paranaense de Energia ADR	343,256	4,840
	Lojas Americanas SA	955,325	4,689
*	Oi SA	8,313,914	4,598
	AES Tiete SA Preference Shares	604,160	4,568
	Sao Martinho SA	290,339	4,567
	Transmissora Alianca de Energia Eletrica SA	589,677	4,382
	Cia de Saneamento de Minas Gerais-COPASA	378,443	4,309
	Multiplus SA	301,550	4,229
*	PDG Realty SA Empreendimentos e Participacoes	8,449,332	4,161
	Linx SA	200,000	4,155
	Cia Paranaense de Energia Preference Shares	295,550	4,129

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

		Market
		Value
	Shares	($000)
* Marfrig Global Foods SA	1,679,752	4,108
Iguatemi Empresa de Shopping Centers SA	381,900	3,867
Centrais Eletricas Brasileiras SA Preference Shares	1,017,368	3,849
Aliansce Shopping Centers SA	516,140	3,795
Light SA	452,693	3,720
Cia de Transmissao de Energia Eletrica Paulista Preference Shares	223,619	3,469
Grendene SA	491,523	3,469
* GAEC Educacao SA	267,314	3,398
Alupar Investimento SA	460,400	3,377
Fleury SA	500,706	3,323
Cia Energetica de Minas Gerais	544,030	3,295
Diagnosticos da America SA	751,100	3,200
Mills Estruturas e Servicos de Engenharia SA	488,279	3,186
* Abril Educacao SA	685,180	3,166
* Minerva SA	604,000	3,108
Arezzo Industria e Comercio SA	265,706	3,077
Iochpe-Maxion SA	445,957	3,070
Alpargatas SA Preference Shares	868,111	3,042
Gerdau SA	805,103	2,984
* Tupy SA	393,469	2,795
JSL SA	500,068	2,743
* Gol Linhas Aereas Inteligentes SA Preference Shares	522,800	2,698
Ez Tec Empreendimentos e Participacoes SA	312,804	2,676
Even Construtora e Incorporadora SA	1,216,733	2,635
Centrais Eletricas Brasileiras SA	1,014,200	2,545
Randon Participacoes SA Preference Shares	1,000,956	2,521
QGEP Participacoes SA	654,075	2,376
AES Tiete SA	391,602	2,363
Mahle-Metal Leve SA Industria e Comercio	245,839	2,319
International Meal Co. Holdings SA	319,275	2,282
Arteris SA	364,287	2,257
CPFL Energia SA ADR	149,647	2,230
SLC Agricola SA	322,154	2,196
Ser Educacional SA	197,600	2,149
Direcional Engenharia SA	509,942	2,098
* Usinas Siderurgicas de Minas Gerais SA	781,400	2,083
* Brasil Pharma SA	1,340,505	1,966
^ Centrais Eletricas Brasileiras SA ADR	772,134	1,953
Helbor Empreendimentos SA	765,947	1,872
Marisa Lojas SA	295,500	1,870
Guararapes Confeccoes SA	46,925	1,761
Gafisa SA	1,600,223	1,745
Santos Brasil Participacoes SA	271,449	1,724
Braskem SA ADR	111,300	1,633
Cia de Gas de Sao Paulo COMGAS Preference Shares Class A	81,733	1,612
Magnesita Refratarios SA	1,237,245	1,474
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA Preference Shares	527,441	1,473
Centrais Eletricas Brasileiras SA ADR	363,858	1,434
LPS Brasil Consultoria de Imoveis SA	410,800	1,409
Magazine Luiza SA	389,785	1,298
Cia Paranaense de Energia	130,900	1,294
Gafisa SA ADR	599,200	1,282
Brasil Brokers Participacoes SA	969,850	1,241
Tecnisa SA	603,177	1,200
Tegma Gestao Logistica	161,400	1,184
Brasil Insurance Participacoes e Administracao SA	387,034	1,165
Cia Energetica do Ceara Preference Shares	83,153	1,158
* Cosan Logistica SA	687,194	1,151
Sonae Sierra Brasil SA	158,846	1,147
* Paranapanema SA	1,061,153	965
* Oi SA ADR	1,613,420	855
JHSF Participacoes SA	651,155	828
* Prumo Logistica SA	3,156,360	716
Klabin SA Preference Shares	722,283	706

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

		Market
		Value
	Shares	($000)
* Rossi Residencial SA	1,726,188	683
Gol Linhas Aereas Inteligentes SA ADR	128,200	663
* Eneva SA	1,636,523	356
Banco Santander Brasil SA	31,700	194
Banco Santander Brasil SA	20,500	112
* Oi SA ADR	87,138	52
Contax Participacoes SA Preference Shares	45,455	36
* Prumo Logistica SA Rights Exp. 11/28/2014	1,775,768	7
		2,819,767
Canada (7.3%)
Royal Bank of Canada	9,119,837	647,423
Toronto-Dominion Bank	11,697,375	575,709
Bank of Nova Scotia	7,670,675	469,748
Suncor Energy Inc.	9,377,031	332,965
Canadian National Railway Co.	4,624,223	326,020
^ Bank of Montreal	4,027,664	292,073
* Valeant Pharmaceuticals International Inc.	1,960,955	260,637
Enbridge Inc.	5,293,060	250,458
Canadian Natural Resources Ltd.	6,953,870	242,665
Canadian Imperial Bank of Commerce	2,535,355	231,456
Manulife Financial Corp.	11,756,749	223,128
TransCanada Corp.	4,460,657	219,857
Canadian Pacific Railway Ltd.	1,003,271	208,684
Potash Corp. of Saskatchewan Inc.	5,258,554	179,492
Brookfield Asset Management Inc. Class A	3,600,616	176,253
^ Sun Life Financial Inc.	3,870,325	137,670
Magna International Inc.	1,302,720	128,579
Cenovus Energy Inc.	4,760,376	117,800
National Bank of Canada	2,074,423	96,962
Goldcorp Inc.	5,121,077	96,101
Agrium Inc.	918,559	89,871
^ Crescent Point Energy Corp.	2,669,527	88,230
Encana Corp.	4,701,128	87,595
Rogers Communications Inc. Class B	2,301,138	86,529
Thomson Reuters Corp.	2,318,855	86,269
Alimentation Couche-Tard Inc. Class B	2,471,412	83,875
Pembina Pipeline Corp.	2,019,420	83,783
Barrick Gold Corp.	6,845,508	81,268
Imperial Oil Ltd.	1,668,170	80,267
BCE Inc.	1,760,459	78,178
Loblaw Cos. Ltd.	1,464,403	76,296
Tim Hortons Inc.	843,153	68,317
Shaw Communications Inc. Class B	2,529,335	64,947
Inter Pipeline Ltd.	2,053,681	64,705
* Catamaran Corp.	1,316,217	62,713
Fairfax Financial Holdings Ltd.	134,349	61,382
Power Corp. of Canada	2,204,836	58,180
First Quantum Minerals Ltd.	3,808,634	57,448
* CGI Group Inc. Class A	1,662,709	57,078
Intact Financial Corp.	833,679	55,899
Great-West Lifeco Inc.	1,904,021	53,351
Canadian Tire Corp. Ltd. Class A	478,879	52,504
Canadian Oil Sands Ltd.	3,067,162	48,060
Teck Resources Ltd. Class B	2,986,609	47,195
^ ARC Resources Ltd.	1,996,610	47,087
TELUS Corp.	1,300,367	46,601
Franco-Nevada Corp.	989,365	46,315
Gildan Activewear Inc.	773,799	46,096
Saputo Inc.	1,611,812	45,735
^ RioCan REIT	1,929,065	45,443
Husky Energy Inc.	1,870,280	45,154
^ Fortis Inc.	1,359,814	44,304
CI Financial Corp.	1,489,868	43,319
Cameco Corp.	2,492,998	43,288

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

			Market
			Value
		Shares	($000)
	Power Financial Corp.	1,476,414	43,242
	Open Text Corp.	770,319	42,547
	Keyera Corp.	530,376	42,193
	Talisman Energy Inc.	6,536,630	41,700
	SNC-Lavalin Group Inc.	965,395	41,595
	Canadian Utilities Ltd. Class A	1,182,422	40,874
*	Tourmaline Oil Corp.	1,113,216	39,934
	Silver Wheaton Corp.	2,265,016	39,370
	Metro Inc.	543,650	38,203
	Methanex Corp.	604,528	35,927
	AltaGas Ltd.	841,349	34,712
	H&R REIT	1,712,539	34,082
^	Vermilion Energy Inc.	599,112	34,000
*,^	BlackBerry Ltd.	3,155,439	33,149
^	Baytex Energy Corp.	1,047,722	32,016
	Dollarama Inc.	362,971	31,890
	Onex Corp.	557,510	31,456
	Agnico Eagle Mines Ltd.	1,330,452	31,353
	Pacific Rubiales Energy Corp.	1,994,166	30,079
	Bombardier Inc. Class B	9,047,158	29,781
	Constellation Software Inc.	100,400	28,284
	Finning International Inc.	1,079,443	27,871
	George Weston Ltd.	323,062	26,394
	Industrial Alliance Insurance & Financial Services Inc.	628,803	25,341
	IGM Financial Inc.	624,142	24,965
	Eldorado Gold Corp.	4,500,411	24,597
	Peyto Exploration & Development Corp.	836,266	23,603
*	MEG Energy Corp.	949,564	22,917
	Empire Co. Ltd.	326,308	22,574
	Gibson Energy Inc.	775,482	22,555
	Yamana Gold Inc.	5,569,243	22,187
	Veresen Inc.	1,393,496	21,872
	CAE Inc.	1,677,352	21,491
	Home Capital Group Inc. Class B	445,640	21,360
	Progressive Waste Solutions Ltd.	728,510	21,279
	West Fraser Timber Co. Ltd.	395,492	20,749
	CCL Industries Inc. Class B	203,218	20,544
*	Amaya Gaming Group Inc.	645,084	19,603
	Atco Ltd.	482,050	19,589
^	Whitecap Resources Inc.	1,488,579	19,270
^	Canadian REIT	436,505	19,167
*	Element Financial Corp.	1,605,276	18,659
^	Enerplus Corp.	1,286,622	18,425
	MacDonald Dettwiler & Associates Ltd.	227,572	17,353
	Stantec Inc.	270,517	17,140
	Canadian Western Bank	508,696	17,039
*	Turquoise Hill Resources Ltd.	5,050,827	16,940
^	Dream Office REIT	662,985	16,783
	TransAlta Corp.	1,705,474	16,585
	Linamar Corp.	323,621	16,531
	DH Corp.	513,683	16,408
	ShawCor Ltd.	368,780	16,246
^	Calloway REIT	650,690	15,923
	Boardwalk REIT	250,438	15,866
	Aimia Inc.	1,095,958	15,802
*	Kinross Gold Corp.	7,257,801	15,520
^	Canadian Apartment Properties REIT	697,813	15,479
	Precision Drilling Corp.	1,853,036	15,439
	Cominar REIT	908,595	15,382
	TransForce Inc.	628,458	15,368
^	Cineplex Inc.	396,776	14,948
^	Allied Properties REIT	471,805	14,890
	Penn West Petroleum Ltd.	3,093,762	14,000
*	Paramount Resources Ltd. Class A	330,022	13,821

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

			Market
			Value
		Shares	($000)
^	Ritchie Bros Auctioneers Inc.	563,214	13,767
	Quebecor Inc. Class B	529,489	13,591
	Secure Energy Services Inc.	731,240	13,541
^	Pengrowth Energy Corp.	3,318,041	13,395
^	Hudson's Bay Co.	741,450	12,868
*	Lundin Mining Corp.	2,774,934	12,384
^	Bonavista Energy Corp.	1,286,285	12,086
^	Artis REIT	862,011	12,039
	WSP Global Inc.	391,544	11,919
	Capital Power Corp.	520,149	11,806
*	Canfor Corp.	501,700	11,681
	Westshore Terminals Investment Corp.	382,734	11,665
*	New Gold Inc.	3,202,507	11,622
	TMX Group Ltd.	237,832	11,439
	Russel Metals Inc.	389,811	11,362
	HudBay Minerals Inc.	1,480,233	11,334
	Jean Coutu Group PJC Inc. Class A	490,225	11,239
^	Chartwell Retirement Residences	1,086,671	11,088
*	Celestica Inc.	1,009,408	11,088
	FirstService Corp.	206,957	10,937
	Granite REIT	295,515	10,894
	Toromont Industries Ltd.	428,826	10,239
	Pason Systems Inc.	421,374	10,083
	Mullen Group Ltd.	504,357	9,800
*,^	Tahoe Resources Inc.	554,160	9,603
	Corus Entertainment Inc. Class B	513,976	9,458
*,^	B2Gold Corp.	5,640,983	9,410
	RONA Inc.	757,875	9,246
	Genworth MI Canada Inc.	260,955	9,123
	Ensign Energy Services Inc.	803,692	9,071
^	Parkland Fuel Corp.	454,003	8,882
	Canadian Energy Services & Technology Corp.	1,148,212	8,863
^	Superior Plus Corp.	805,643	8,728
	Maple Leaf Foods Inc.	501,921	8,684
^	Northland Power Inc.	582,958	8,674
	First Capital Realty Inc.	530,301	8,662
	Algonquin Power & Utilities Corp.	1,048,366	8,558
^	Pan American Silver Corp.	905,283	8,370
	Trican Well Service Ltd.	931,282	8,346
	Laurentian Bank of Canada	180,989	7,962
^	Bonterra Energy Corp.	176,109	7,918
	Surge Energy Inc.	1,388,891	7,702
	Stella-Jones Inc.	264,303	7,675
*	NuVista Energy Ltd.	828,488	7,623
^	Emera Inc.	224,903	7,561
*,^	Athabasca Oil Corp.	2,301,030	7,452
*	Dominion Diamond Corp.	524,462	7,338
*	Raging River Exploration Inc.	1,054,003	7,164
	Enerflex Ltd.	500,037	7,143
^	Bank of Montreal	97,876	7,106
^	Manitoba Telecom Services Inc.	258,971	6,827
^	Trilogy Energy Corp.	416,153	6,484
	Barrick Gold Corp.	542,335	6,437
*	Parex Resources Inc.	700,467	6,420
*	Bankers Petroleum Ltd.	1,670,476	6,418
*	ATS Automation Tooling Systems Inc.	508,551	6,362
^	Innergex Renewable Energy Inc.	633,059	6,195
*	Gran Tierra Energy Inc.	1,352,643	6,168
	AutoCanada Inc.	111,005	6,166
	North West Co. Inc.	296,041	6,120
	Alamos Gold Inc.	815,918	6,088
*,^	Detour Gold Corp.	979,822	5,738
*	Kelt Exploration Ltd.	679,504	5,722
	Trinidad Drilling Ltd.	860,555	5,604

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

			Market
			Value
		Shares	($000)
*	Great Canadian Gaming Corp.	302,944	5,494
	Transcontinental Inc. Class A	398,451	5,441
	Calfrac Well Services Ltd.	447,471	5,360
*	Bellatrix Exploration Ltd.	1,141,503	5,338
	TORC Oil & Gas Ltd.	566,258	5,311
*	Birchcliff Energy Ltd.	673,374	5,210
	Northern Property REIT	201,737	5,198
	Canaccord Genuity Group Inc.	610,683	5,169
	Dorel Industries Inc. Class B	164,113	5,099
*	Legacy Oil & Gas Inc.	1,210,050	4,928
^	AGF Management Ltd. Class B	541,555	4,920
	AuRico Gold Inc.	1,531,145	4,904
*	Torex Gold Resources Inc.	4,549,104	4,844
*	Crew Energy Inc.	757,880	4,734
	Aecon Group Inc.	360,870	4,691
	Martinrea International Inc.	437,517	4,639
	Sherritt International Corp.	1,849,857	4,596
*	Advantage Oil & Gas Ltd.	1,070,048	4,586
*	IAMGOLD Corp.	2,403,742	4,564
*	Capstone Mining Corp.	2,365,565	4,429
*	SEMAFO Inc.	1,749,780	4,269
	Nevsun Resources Ltd.	1,257,735	4,252
*	Dundee Corp. Class A	288,367	4,089
^	Extendicare Inc.	561,719	4,067
^	Just Energy Group Inc.	829,575	4,041
	Black Diamond Group Ltd.	236,200	4,034
	Centerra Gold Inc.	1,015,116	3,963
	Canexus Corp.	1,138,362	3,909
	Cogeco Cable Inc.	70,508	3,845
*,^	Dream Unlimited Corp. Class A	323,981	3,797
*,^	First Majestic Silver Corp.	738,188	3,786
*	Osisko Gold Royalties Ltd.	301,431	3,766
*,^	NovaGold Resources Inc.	1,473,944	3,623
	Cott Corp.	589,434	3,572
	Morguard REIT	217,200	3,565
*	Primero Mining Corp.	1,007,934	3,443
^	Lightstream Resources Ltd.	1,264,071	3,342
*,^	Avigilon Corp.	240,780	3,331
	Norbord Inc.	168,701	3,301
^	First National Financial Corp.	150,614	3,114
*	OceanaGold Corp.	1,895,687	3,095
*,^	BlackPearl Resources Inc.	2,108,071	3,030
	Major Drilling Group International Inc.	511,079	2,984
	Savanna Energy Services Corp.	544,000	2,935
*,^	China Gold International Resources Corp. Ltd.	1,510,890	2,896
*	Pretium Resources Inc.	596,745	2,732
	Torstar Corp. Class B	448,280	2,617
*,^	Denison Mines Corp.	2,736,158	2,573
*	Thompson Creek Metals Co. Inc.	1,344,441	2,541
^	Wi-Lan Inc.	752,230	2,490
^	Alacer Gold Corp.	1,494,285	2,479
*,^	Imperial Metals Corp.	289,175	2,445
	Cascades Inc.	420,287	2,338
*,^	Westport Innovations Inc.	373,355	2,296
^	InnVest REIT	475,500	2,177
*,^	Silver Standard Resources Inc.	496,442	2,163
*	Argonaut Gold Inc.	943,065	2,008
^	Sprott Inc.	925,658	1,988
*,^	Endeavour Silver Corp.	635,604	1,940
*,^	Dundee Precious Metals Inc.	665,483	1,895
^	Atlantic Power Corp.	798,109	1,784
	GMP Capital Inc.	293,657	1,738
*	Gran Tierra Energy Inc.	375,562	1,713
*	Taseko Mines Ltd.	1,236,043	1,623

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

			Market
			Value
		Shares	($000)
^	Bombardier Inc. Class A	321,743	1,076
*,^	Continental Gold Ltd.	633,071	1,062
*,^	Westport Innovations Inc.	38,000	234
*	Poseidon Concepts Corp.	320,721	—
			9,734,178
Chile (0.3%)
	Enersis SA	99,483,966	31,607
	Empresas COPEC SA	2,389,896	29,168
	Empresa Nacional de Electricidad SA	16,008,040	25,042
	SACI Falabella	3,031,746	23,056
*	Latam Airlines Group SA	1,812,562	22,261
	Cencosud SA	7,099,759	20,910
	Banco de Chile	150,481,677	18,606
	Empresas CMPC SA	7,083,843	17,583
	Banco Santander Chile	303,379,383	16,189
	Banco de Credito e Inversiones	275,748	15,517
	Corpbanca SA	1,011,920,880	13,689
	Colbun SA	44,266,312	12,382
	Aguas Andinas SA Class A	18,494,523	11,183
	Cia Cervecerias Unidas SA	928,384	9,915
	Sociedad Quimica y Minera de Chile SA Preference Shares Class B	411,472	9,786
	AES Gener SA	16,115,491	8,959
	Empresa Nacional de Electricidad SA ADR	175,999	8,216
	Enersis SA ADR	507,395	8,012
	ENTEL Chile SA	689,130	7,464
	Sonda SA	2,951,589	7,174
	Parque Arauco SA	3,313,349	6,970
	Vina Concha y Toro SA	3,563,204	6,786
	E.CL SA	3,297,934	4,879
	Banco Santander Chile ADR	229,722	4,868
	CAP SA	484,656	4,833
	Embotelladora Andina SA Preference Shares	1,496,683	4,719
	Inversiones Aguas Metropolitanas SA	2,827,389	4,282
	Sociedad Quimica y Minera de Chile SA ADR	172,961	4,104
	Administradora de Fondos de Pensiones Habitat SA	2,070,574	3,349
	Ripley Corp. SA	5,552,188	3,034
	Inversiones La Construccion SA	210,186	3,031
	Sociedad Matriz SAAM SA	34,346,807	2,881
*	Latam Airlines Group SA	217,064	2,746
	Sigdo Koppers SA	1,612,994	2,526
	Forus SA	538,145	2,397
	Salfacorp SA	2,632,661	2,266
	Coca-Cola Embonor SA Preference Shares Class B	1,045,588	1,816
*	Cia Sud Americana de Vapores SA	47,777,113	1,801
	Besalco SA	2,451,379	1,631
*	Latam Airlines Group SA ADR	73,423	896
			386,534
China (4.0%)
*	Tencent Holdings Ltd.	29,111,875	463,493
	China Mobile Ltd.	33,011,000	410,648
	China Construction Bank Corp.	457,360,340	340,565
	Industrial & Commercial Bank of China Ltd.	456,817,760	301,927
	Bank of China Ltd.	477,341,306	228,172
	PetroChina Co. Ltd.	133,712,000	168,061
	CNOOC Ltd.	101,915,000	159,541
	China Life Insurance Co. Ltd.	47,160,000	140,777
	China Petroleum & Chemical Corp.	161,698,400	140,589
	Ping An Insurance Group Co. of China Ltd.	12,098,200	99,079
	Agricultural Bank of China Ltd.	163,707,460	75,932
	China Overseas Land & Investment Ltd.	25,897,680	75,365
	China Telecom Corp. Ltd.	102,719,000	65,505
	CITIC Ltd.	34,797,000	60,892
	China Shenhua Energy Co. Ltd.	21,586,000	60,782
	Lenovo Group Ltd.	38,340,000	57,602

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

			Market
			Value
		Shares	($000)
	China Merchants Bank Co. Ltd.	29,072,122	53,782
	China Pacific Insurance Group Co. Ltd.	14,061,238	52,728
	Hengan International Group Co. Ltd.	4,638,500	49,398
	China Unicom Hong Kong Ltd.	28,531,694	42,782
	Belle International Holdings Ltd.	33,207,000	42,234
	China Minsheng Banking Corp. Ltd.	38,654,918	38,696
	Bank of Communications Co. Ltd.	50,970,150	38,595
	China Resources Power Holdings Co. Ltd.	12,073,600	35,668
	PICC Property & Casualty Co. Ltd.	19,029,344	34,902
	China CITIC Bank Corp. Ltd.	48,213,446	31,407
	ENN Energy Holdings Ltd.	4,660,000	30,208
	Brilliance China Automotive Holdings Ltd.	17,386,000	30,020
	Great Wall Motor Co. Ltd.	6,573,000	28,790
	Dongfeng Motor Group Co. Ltd.	18,528,000	28,640
	China Resources Land Ltd.	11,814,000	28,178
^	Byd Co. Ltd.	4,346,758	27,592
	Beijing Enterprises Holdings Ltd.	3,300,500	27,055
^	Anhui Conch Cement Co. Ltd.	7,554,500	24,722
	Sinopharm Group Co. Ltd.	6,188,800	24,166
	Kunlun Energy Co. Ltd.	17,896,300	24,051
	Huaneng Power International Inc.	19,432,000	24,008
	China Oilfield Services Ltd.	11,468,000	23,942
	China Everbright International Ltd.	16,798,000	23,581
	China Merchants Holdings International Co. Ltd.	7,266,000	22,940
	China Longyuan Power Group Corp. Ltd.	21,321,000	22,775
*	GCL-Poly Energy Holdings Ltd.	66,554,000	22,471
	China Communications Construction Co. Ltd.	28,040,000	21,639
	Guangdong Investment Ltd.	14,230,000	18,872
	Sihuan Pharmaceutical Holdings Group Ltd.	22,913,000	18,276
	China Resources Enterprise Ltd.	7,606,000	18,071
	Sino Biopharmaceutical Ltd.	17,932,000	18,027
	China Gas Holdings Ltd.	9,752,000	17,803
	Tsingtao Brewery Co. Ltd.	2,402,000	17,753
	Beijing Enterprises Water Group Ltd.	24,606,000	17,617
	China National Building Material Co. Ltd.	18,572,000	17,204
	Shimao Property Holdings Ltd.	7,906,500	16,986
	New China Life Insurance Co. Ltd.	4,498,267	16,809
	Haitong Securities Co. Ltd.	9,466,800	16,244
*,^	Hanergy Thin Film Power Group Ltd.	71,128,000	16,235
	CSPC Pharmaceutical Group Ltd.	17,548,579	16,146
^	China Coal Energy Co. Ltd.	25,924,000	16,050
*,^	China Vanke Co. Ltd.	8,306,374	15,697
	China State Construction International Holdings Ltd.	9,827,442	15,396
	China Railway Group Ltd.	24,443,000	15,198
	Jiangxi Copper Co. Ltd.	8,487,000	15,141
	Zhuzhou CSR Times Electric Co. Ltd.	3,201,000	14,956
^	Evergrande Real Estate Group Ltd.	37,835,883	14,641
	CITIC Securities Co. Ltd.	5,596,000	13,938
	COSCO Pacific Ltd.	10,190,000	13,394
	Haier Electronics Group Co. Ltd.	4,796,000	12,950
	Sino-Ocean Land Holdings Ltd.	22,464,000	12,820
	Geely Automobile Holdings Ltd.	28,485,000	12,749
	CSR Corp. Ltd.	12,003,000	12,476
	China Railway Construction Corp. Ltd.	11,887,300	12,470
	Guangzhou Automobile Group Co. Ltd.	13,931,883	12,402
	China Resources Gas Group Ltd.	4,311,000	12,307
	Shenzhou International Group Holdings Ltd.	3,563,000	12,290
	Weichai Power Co. Ltd.	3,083,560	11,855
	Country Garden Holdings Co. Ltd.	29,539,962	11,777
	Chongqing Changan Automobile Co. Ltd. Class B	5,327,813	11,768
	GOME Electrical Appliances Holding Ltd.	73,357,612	11,534
*	China Taiping Insurance Holdings Co. Ltd.	5,229,600	11,482
	Shandong Weigao Group Medical Polymer Co. Ltd.	11,348,000	11,432
*,^	Aluminum Corp. of China Ltd.	25,253,788	11,248

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

			Market
			Value
		Shares	($000)
	ANTA Sports Products Ltd.	5,660,000	11,136
^	Kingsoft Corp. Ltd.	4,621,000	11,009
	Fosun International Ltd.	9,165,000	10,855
	AviChina Industry & Technology Co. Ltd.	14,236,000	10,822
	Inner Mongolia Yitai Coal Co. Ltd. Class B	6,621,294	10,654
	China Everbright Ltd.	5,432,000	10,553
^	Yanzhou Coal Mining Co. Ltd.	12,445,590	10,509
2	People's Insurance Co. Group of China Ltd.	24,030,000	10,371
*	China Everbright Bank Co. Ltd.	20,711,231	10,145
^	China Medical System Holdings Ltd.	5,390,500	10,099
^	China Huishan Dairy Holdings Co. Ltd.	44,375,368	9,950
	Longfor Properties Co. Ltd.	8,562,000	9,919
	Zijin Mining Group Co. Ltd.	37,951,000	9,724
	Sunac China Holdings Ltd.	11,123,000	9,627
	ZTE Corp.	3,950,982	9,572
*	China Cinda Asset Management Co. Ltd.	20,124,000	9,527
	Datang International Power Generation Co. Ltd.	17,960,000	9,428
	Zhejiang Expressway Co. Ltd.	9,276,000	9,350
	Sinotrans Ltd.	11,782,000	9,347
	Shanghai Fosun Pharmaceutical Group Co. Ltd.	2,582,500	9,280
	Shanghai Electric Group Co. Ltd.	18,090,000	9,203
	Shanghai Pharmaceuticals Holding Co. Ltd.	3,640,700	9,113
	Far East Horizon Ltd.	9,782,598	9,076
	Shanghai Industrial Holdings Ltd.	2,907,000	8,953
	Jiangsu Expressway Co. Ltd.	7,806,000	8,713
	China International Marine Containers Group Co. Ltd.	3,677,553	8,572
	Shenzhen International Holdings Ltd.	5,377,750	8,536
	China Resources Cement Holdings Ltd.	12,537,845	8,514
	Kingboard Chemical Holdings Ltd.	4,248,900	8,471
	Chongqing Rural Commercial Bank Co. Ltd.	17,616,000	8,466
	Huaneng Renewables Corp. Ltd.	22,008,000	7,912
	Haitian International Holdings Ltd.	3,673,000	7,884
	Huadian Power International Corp. Ltd.	10,252,000	7,822
	Nine Dragons Paper Holdings Ltd.	9,982,669	7,726
	China Communications Services Corp. Ltd.	16,281,600	7,713
	Air China Ltd.	11,682,000	7,559
	Yuexiu Property Co. Ltd.	39,963,536	7,362
*,^	China COSCO Holdings Co. Ltd.	16,181,500	7,347
	SOHO China Ltd.	9,970,000	7,318
	Beijing Capital International Airport Co. Ltd.	9,670,000	7,097
	Sinopec Shanghai Petrochemical Co. Ltd.	22,297,000	6,921
2	Sinopec Engineering Group Co. Ltd.	7,108,500	6,872
*,^	China Shipping Container Lines Co. Ltd.	24,091,000	6,858
	Guangzhou R&F Properties Co. Ltd.	6,195,200	6,851
^	China Power International Development Ltd.	15,027,000	6,777
	TravelSky Technology Ltd.	6,473,000	6,763
*	Shunfeng Photovoltaic International Ltd.	8,094,000	6,754
^	Sunny Optical Technology Group Co. Ltd.	4,142,000	6,726
	China South City Holdings Ltd.	14,422,000	6,531
	Skyworth Digital Holdings Ltd.	11,793,000	6,464
	Huadian Fuxin Energy Corp. Ltd.	10,662,014	6,128
	BYD Electronic International Co. Ltd.	5,075,500	6,060
	Intime Retail Group Co. Ltd.	6,934,500	6,042
*,^	China Modern Dairy Holdings Ltd.	13,383,000	5,904
*	Hua Han Bio-Pharmaceutical Holdings Ltd.	16,060,000	5,727
2	China Galaxy Securities Co. Ltd.	7,017,000	5,585
*	China Shipping Development Co. Ltd.	8,194,000	5,483
	Franshion Properties China Ltd.	23,198,000	5,470
	Tong Ren Tang Technologies Co. Ltd.	4,028,000	5,438
	Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. Class B	3,202,146	5,380
*	China High Speed Transmission Equipment Group Co. Ltd.	6,762,000	5,330
*,^	Sinopec Yizheng Chemical Fibre Co. Ltd.	11,979,000	5,298
^	Sinopec Kantons Holdings Ltd.	6,314,000	5,240
	BBMG Corp.	7,389,500	5,215

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

			Market
			Value
		Shares	($000)
	KWG Property Holding Ltd.	7,420,000	5,150
	Angang Steel Co. Ltd.	6,986,000	5,137
	Greentown China Holdings Ltd.	4,858,500	5,085
	Lee & Man Paper Manufacturing Ltd.	9,204,000	5,050
	China Agri-Industries Holdings Ltd.	13,140,400	5,013
	Metallurgical Corp. of China Ltd.	17,929,063	4,975
	China Molybdenum Co. Ltd.	8,340,000	4,964
^	Xinjiang Goldwind Science & Technology Co. Ltd.	2,735,200	4,926
*,^	Goldin Properties Holdings Ltd.	8,070,000	4,892
*,^	Tech Pro Technology Development Ltd.	6,242,000	4,855
	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd.	1,394,000	4,807
^	China Singyes Solar Technologies Holdings Ltd.	2,461,400	4,782
	Digital China Holdings Ltd.	5,113,000	4,757
^	China Zhongwang Holdings Ltd.	8,787,495	4,676
^	Agile Property Holdings Ltd.	8,116,000	4,567
	Beijing Jingneng Clean Energy Co. Ltd.	10,014,000	4,491
^	China Hongqiao Group Ltd.	5,838,075	4,488
	Poly Property Group Co. Ltd.	11,529,000	4,462
^	Greatview Aseptic Packaging Co. Ltd.	6,807,000	4,458
^	Golden Eagle Retail Group Ltd.	3,618,000	4,431
*	PAX Global Technology Ltd.	4,073,000	4,371
^	Kaisa Group Holdings Ltd.	11,640,000	4,319
^	Lijun International Pharmaceutical Holding Co. Ltd.	8,730,000	4,253
	Yantai Changyu Pioneer Wine Co. Ltd. Class B	1,338,881	4,227
^	Zhongsheng Group Holdings Ltd.	4,102,500	4,213
	China BlueChemical Ltd.	11,608,000	4,148
^	Zoomlion Heavy Industry Science and Technology Co. Ltd.	8,454,022	4,123
	China Shanshui Cement Group Ltd.	11,058,000	4,076
	Shenzhen Investment Ltd.	13,864,000	4,060
^	Huishang Bank Corp. Ltd.	9,352,665	4,010
	Coolpad Group Ltd.	18,036,000	3,936
	Guangshen Railway Co. Ltd.	9,002,000	3,863
*	China Eastern Airlines Corp. Ltd.	10,038,000	3,816
	China Southern Airlines Co. Ltd.	10,802,000	3,785
*,^	China Yurun Food Group Ltd.	8,661,413	3,748
	China Oil & Gas Group Ltd.	23,540,000	3,731
	Lao Feng Xiang Co. Ltd. Class B	1,313,095	3,730
*,^	Kingdee International Software Group Co. Ltd.	11,203,600	3,672
^	Dongfang Electric Corp. Ltd.	2,157,000	3,658
*	Hopson Development Holdings Ltd.	4,100,000	3,640
	CIMC Enric Holdings Ltd.	3,608,000	3,626
*,^	CT Environmental Group Ltd.	3,374,000	3,596
^	Baoxin Auto Group Ltd.	4,693,500	3,589
	Weifu High-Technology Group Co. Ltd. Class B	942,548	3,575
	CSG Holding Co. Ltd. Class B	4,755,748	3,492
*,^	Hi Sun Technology China Ltd.	11,067,000	3,422
*,^,2	Tianhe Chemicals Group Ltd.	19,433,827	3,383
	China Shineway Pharmaceutical Group Ltd.	1,814,000	3,284
*,^	Hunan Nonferrous Metal Corp. Ltd.	9,963,272	3,261
*,^	Li Ning Co. Ltd.	6,117,249	3,240
^	Tibet 5100 Water Resources Holdings Ltd.	9,146,000	3,217
^	MMG Ltd.	9,600,000	3,204
	China Dongxiang Group Co. Ltd.	17,017,000	3,164
*	China Metal Recycling Holdings Ltd.	2,568,000	3,123
^	China ZhengTong Auto Services Holdings Ltd.	5,446,500	3,085
*,^	China Traditional Chinese Medicine Co. Ltd.	5,432,000	3,081
^	China Suntien Green Energy Corp. Ltd.	11,595,000	3,081
	Wasion Group Holdings Ltd.	2,924,000	3,048
^	China Lesso Group Holdings Ltd.	5,792,000	3,041
^	Phoenix Satellite Television Holdings Ltd.	9,758,000	3,014
^	Dah Chong Hong Holdings Ltd.	5,091,000	3,005
^	Zhaojin Mining Industry Co. Ltd.	5,584,500	2,952
	Wumart Stores Inc.	3,316,000	2,893
*,^	North Mining Shares Co. Ltd.	62,320,000	2,893

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

			Market
			Value
		Shares	($000)
	Shanghai Mechanical and Electrical Industry Co. Ltd. Class B	1,388,361	2,860
^	China Water Affairs Group Ltd.	5,538,000	2,846
	Shenzhen Expressway Co. Ltd.	4,394,000	2,811
*	Maanshan Iron & Steel Co. Ltd.	10,600,000	2,791
*,^	China Conch Venture Holdings Ltd.	1,326,000	2,778
	Guangdong Electric Power Development Co. Ltd. Class B	4,251,900	2,758
*	BOE Technology Group Co. Ltd. Class B	8,374,268	2,748
^	Shanghai Jin Jiang International Hotels Group Co. Ltd.	8,008,000	2,745
	Comba Telecom Systems Holdings Ltd.	5,784,018	2,706
^	Livzon Pharmaceutical Group Inc.	360,611	2,701
	Harbin Electric Co. Ltd.	4,448,000	2,682
	Kingboard Laminates Holdings Ltd.	6,550,000	2,668
^	China Overseas Grand Oceans Group Ltd.	4,980,500	2,628
*,^	Renhe Commercial Holdings Co. Ltd.	64,515,635	2,598
	Fufeng Group Ltd.	5,515,600	2,589
	Bosideng International Holdings Ltd.	17,196,000	2,565
*,^	China Precious Metal Resources Holdings Co. Ltd.	24,152,000	2,552
	Yuexiu Transport Infrastructure Ltd.	4,154,000	2,518
^	NetDragon Websoft Inc.	1,476,508	2,518
*,^	China Power New Energy Development Co. Ltd.	35,820,000	2,491
^	Dongyue Group Ltd.	6,480,000	2,462
*,^	China Resources and Transportation Group Ltd.	90,400,000	2,423
^	Daphne International Holdings Ltd.	4,816,000	2,421
*,^	Phoenix Healthcare Group Co. Ltd.	1,218,500	2,415
*	Shanghai Zhenhua Heavy Industries Co. Ltd. Class B	5,261,767	2,368
	XTEP International Holdings Ltd.	5,305,500	2,366
^	Tianjin Port Development Holdings Ltd.	10,418,000	2,352
^	Wisdom Holdings Group	3,021,000	2,338
*	Hisense Kelon Electrical Holdings Co. Ltd. Class A	2,558,000	2,297
	Shanghai Waigaoqiao Free Trade Zone Development Co. Ltd. Class B	1,254,613	2,293
	Dazhong Transportation Group Co. Ltd. Class B	3,318,400	2,263
*	Sinotrans Shipping Ltd.	8,256,000	2,258
*,^	Chinasoft International Ltd.	6,692,000	2,250
	Ajisen China Holdings Ltd.	3,223,000	2,237
*	Glorious Property Holdings Ltd.	15,294,000	2,229
^	China Datang Corp. Renewable Power Co. Ltd.	15,388,000	2,223
	Sinotruk Hong Kong Ltd.	4,263,000	2,222
	China Merchants Property Development Co. Ltd. Class B	1,323,213	2,213
	Beijing Capital Land Ltd.	6,368,000	2,199
*,^	China Lumena New Materials Corp.	13,488,000	2,174
	Luthai Textile Co. Ltd. Class B	1,720,700	2,172
	Hubei Sanonda Co. Ltd. Class B	1,695,900	2,152
^	Bank of Chongqing Co. Ltd.	3,103,500	2,137
	Jiangling Motors Corp. Ltd. Class B	545,094	2,126
	Sichuan Expressway Co. Ltd.	5,444,000	2,105
*,^	V1 Group Ltd.	19,848,000	2,100
*,^	China Tian Lun Gas Holdings Ltd.	1,804,500	2,083
	Lonking Holdings Ltd.	12,112,000	2,076
^	CIFI Holdings Group Co. Ltd.	11,082,000	2,073
^	Yashili International Holdings Ltd.	5,580,000	2,071
*,^	CITIC Resources Holdings Ltd.	14,822,600	2,064
	Hangzhou Steam Turbine Co. Class B	1,839,436	2,049
*,^	China WindPower Group Ltd.	25,010,000	2,033
^	Biostime International Holdings Ltd.	896,000	2,029
	Tianjin Development Hldgs Ltd.	2,282,000	2,003
*	Boer Power Holdings Ltd.	1,601,000	2,002
	Anhui Gujing Distillery Co. Ltd. Class B	752,927	1,991
	Guangzhou Shipyard International Co. Ltd.	1,091,800	1,934
	Shanghai Jinqiao Export Processing Zone Development Co. Ltd. Class B	1,745,125	1,914
	Jiangsu Future Land Co. Ltd. Class B	3,691,800	1,872
	NVC Lighting Holding Ltd.	8,187,000	1,869
^	Chaowei Power Holdings Ltd.	3,293,000	1,866
*	Sinofert Holdings Ltd.	11,952,000	1,855
	CPMC Holdings Ltd.	2,453,000	1,840

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

			Market
			Value
		Shares	($000)
^	Dalian Port PDA Co. Ltd.	5,266,000	1,838
	China Lilang Ltd.	2,553,000	1,826
^	Tiangong International Co. Ltd.	7,040,000	1,820
	Anhui Expressway Co. Ltd.	2,960,000	1,812
^	Tianneng Power International Ltd.	5,008,000	1,789
	Xingda International Holdings Ltd.	5,143,000	1,776
	Hengdeli Holdings Ltd.	10,853,600	1,765
	China Machinery Engineering Corp.	3,108,000	1,763
	Shanghai Jinjiang International Hotels Development Co. Ltd. Class B	947,222	1,755
	Inner Mongolia Eerduosi Resourses Co. Ltd. Class B	2,236,376	1,750
*,^	Mingfa Group International Co. Ltd.	6,133,000	1,750
*,^	China Foods Ltd.	4,614,000	1,746
	Shenguan Holdings Group Ltd.	6,138,000	1,732
	China National Accord Medicines Corp. Ltd. Class B	331,600	1,686
	China National Materials Co. Ltd.	7,221,000	1,637
	Tianjin Capital Environmental Protection Group Co. Ltd.	2,202,000	1,588
	Changshouhua Food Co. Ltd.	1,908,000	1,587
	Huangshan Tourism Development Co. Ltd. Class B	1,052,200	1,580
*	Shenzhen Chiwan Petroleum Class B	756,136	1,572
^	First Tractor Co. Ltd.	2,456,000	1,569
*,^	Lianhua Supermarket Holdings Co. Ltd.	3,122,000	1,549
*,^	Shanghai Industrial Urban Development Group Ltd.	8,366,000	1,543
	Qingling Motors Co. Ltd.	4,804,000	1,529
	Shanghai Diesel Engine Co. Ltd. Class B	2,079,060	1,528
	Shanghai Baosight Software Co. Ltd. Class B	712,370	1,527
^	Vinda International Holdings Ltd.	1,005,000	1,523
	COSCO International Holdings Ltd.	3,460,000	1,516
	Shandong Chenming Paper Holdings Ltd. Class B	3,070,995	1,501
	Xiamen International Port Co. Ltd.	5,616,000	1,478
	Huaxin Cement Co. Ltd. Class B	1,360,530	1,467
	Shanghai Bailian Group Co. Ltd. Class B	1,102,000	1,458
*	EverChina International Holdings Co. Ltd.	26,380,000	1,446
^	West China Cement Ltd.	14,534,000	1,442
*,^	China SCE Property Holdings Ltd.	7,302,000	1,440
	Peak Sport Products Co. Ltd.	4,780,000	1,411
^	Bloomage BioTechnology Corp. Ltd.	880,000	1,403
*	China Huiyuan Juice Group Ltd.	3,517,000	1,402
	Shenzhen Chiwan Wharf Holdings Ltd. Class B	812,711	1,400
^	Hydoo International Holding Ltd.	6,696,000	1,366
	Real Nutriceutical Group Ltd.	3,993,000	1,365
	C C Land Holdings Ltd.	7,677,000	1,364
	Weiqiao Textile Co.	2,707,500	1,361
	Beijing North Star Co. Ltd.	4,490,000	1,354
^	361 Degrees International Ltd.	4,731,000	1,353
^	Hilong Holding Ltd.	4,058,000	1,353
*	Shanghai Haixin Group Co. Class B	2,514,194	1,338
*	Sany Heavy Equipment International Holdings Co. Ltd.	5,998,000	1,329
^	Anxin-China Holdings Ltd.	13,912,000	1,290
*	Chengde Nanjiang Co. Ltd. Class B	3,182,875	1,284
	Foshan Electrical and Lighting Co. Ltd. Class B	1,355,859	1,281
	Chongqing Machinery & Electric Co. Ltd.	7,004,000	1,265
^	Fantasia Holdings Group Co. Ltd.	11,352,000	1,205
	Welling Holding Ltd.	5,475,200	1,185
*,^	Shougang Concord International Enterprises Co. Ltd.	25,202,000	1,170
*	Huadian Energy Co. Ltd. Class B	2,805,034	1,150
	Shanghai Chlor-Alkali Chemical Co. Ltd. Class B	2,385,800	1,150
^	Texhong Textile Group Ltd.	1,676,000	1,143
*	Powerlong Real Estate Holdings Ltd.	8,124,000	1,130
	Double Coin Holdings Ltd. Class B	1,484,500	1,116
*	Sinolink Worldwide Holdings Ltd.	13,728,000	1,116
^	MIE Holdings Corp.	7,836,000	1,081
	Shanghai Highly Group Co. Ltd. Class B	1,862,900	1,073
^	Yuanda China Holdings Ltd.	17,136,000	1,061
*,^	TCL Multimedia Technology Holdings Ltd.	2,944,000	1,036

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

			Market
			Value
		Shares	($000)
	Minmetals Land Ltd.	8,850,000	1,028
	Eastern Communications Co. Ltd. Class B	1,682,600	1,016
	Shandong Chenming Paper Holdings Ltd.	2,188,000	1,012
	China Fangda Group Co. Ltd. Class B	1,668,790	1,006
	Maoye International Holdings Ltd.	6,358,000	991
*,^	Xinjiang Xinxin Mining Industry Co. Ltd.	4,490,000	987
*	INESA Electron Co. Ltd. Class B	1,951,173	981
	Bengang Steel Plates Co. Class B	2,621,372	970
*	Shang Gong Group Co. Ltd. Class B	1,403,896	948
	Shanghai Jinjiang International Industrial Investment Co. Ltd. Class B	990,020	938
*	China Automation Group Ltd.	4,615,000	898
*	O-Net Communications Group Ltd.	3,123,000	869
*	Kama Co. Ltd. Class B	1,581,600	818
*,^	China Rare Earth Holdings Ltd.	6,336,000	817
	Guangdong Provincial Expressway Development Co. Ltd. Class B	2,107,800	810
*,^	Chongqing Iron & Steel Co. Ltd.	3,344,000	737
*	Jinshan Development & Construction Co. Ltd. Class B	983,900	685
*	Shenzhen International Enterprise Co. Ltd. Class B	529,380	658
*	Shanghai Potevio Co. Ltd. Class B	739,700	643
	Shanghai Yaohua Pilkington Glass Group Co. Ltd.	1,022,400	636
	China Vanadium Titano - Magnetite Mining Co. Ltd.	6,194,000	631
*,^	Hidili Industry International Development Ltd.	5,777,000	626
	Hainan Meilan International Airport Co. Ltd.	794,000	621
	Hefei Meiling Co. Ltd. Class B	909,600	605
*	Boshiwa International Holding Ltd.	2,777,000	602
*	Jinchuan Group International Resources Co. Ltd.	5,927,000	596
*	Shanghai Dajiang Food Group Co. Ltd. Class B	1,455,101	582
	Changchai Co. Ltd. Class B	835,700	567
^	China ITS Holdings Co. Ltd.	3,856,000	538
	Jinzhou Port Co. Ltd. Class B	1,218,954	536
*,^	Winsway Enterprises Holdings Ltd.	10,916,000	504
	SRE Group Ltd.	17,190,000	490
	Dalian Refrigeration Co. Ltd. Class B	514,500	483
*	Foshan Huaxin Packaging Co. Ltd. Class B	840,392	465
*	Global Bio-Chem Technology Group Co. Ltd.	12,162,000	462
	Fiyta Holdings Ltd. Class B	472,720	449
*	Chigo Holding Ltd.	18,142,000	436
	Ausnutria Dairy Corp. Ltd.	1,045,000	344
*	Daqing Dairy Holdings Ltd.	1,578,000	342
*	Titan Petrochemicals Group Ltd.	10,180,000	323
*	Shanghai Automation Instrumentation Co. Ltd. Class B	464,100	305
*,^	Dynasty Fine Wines Group Ltd.	1,342,000	249
*,^	HKC Holdings Ltd.	6,237,000	153
*	Real Gold Mining Ltd.	1,345,000	145
*	Trony Solar Holdings Co. Ltd.	1,562,000	127
*,^	Agile Property Holdings Ltd Rights Exp. 11/11/2014	965,500	63
*	Lingbao Gold Co. Ltd.	58,000	9
*	HKC Holdings Ltd. Warrants Exp. 10/17/2015	1,793,400	9
			5,279,084
Colombia (0.2%)
	Bancolombia SA ADR	718,205	40,629
	Grupo de Inversiones Suramericana SA	1,487,827	30,935
	Ecopetrol SA	16,476,907	22,023
	Almacenes Exito SA	1,427,233	20,130
^	Ecopetrol SA ADR	739,803	19,827
	Cementos Argos SA	2,633,457	13,439
	Grupo Aval Acciones y Valores Preference Shares	18,311,499	12,415
	Corp Financiera Colombiana SA	624,088	12,285
	Grupo de Inversiones Suramericana SA Preference Shares	590,795	11,911
	Banco Davivienda SA Preference Shares	633,614	9,454
*	Cemex Latam Holdings SA	1,052,449	9,391
	Interconexion Electrica SA ESP	2,121,943	9,076
	Isagen SA ESP	5,129,078	6,756
*	Avianca Holdings SA Preference Shares	2,148,910	4,031

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

			Market
			Value
		Shares	($000)
	Grupo Aval Acciones y Valores ADR	249,000	3,357
			225,659
Czech Republic (0.0%)
	CEZ AS	1,016,087	28,099
	Komercni banka as	96,400	20,660
	O2 Czech Republic AS	415,389	4,639
	Philip Morris CR AS	2,839	1,259
			54,657
Denmark (1.1%)
	Novo Nordisk A/S Class B	12,352,216	558,261
	Danske Bank A/S	4,985,546	136,883
	AP Moeller - Maersk A/S Class B	42,579	99,364
	Novozymes A/S	1,483,549	68,776
	AP Moeller - Maersk A/S Class A	28,571	64,998
	Pandora A/S	762,186	64,173
	Carlsberg A/S Class B	669,393	58,950
	Coloplast A/S Class B	635,327	55,361
*	Vestas Wind Systems A/S	1,406,785	47,169
	TDC A/S	5,070,175	38,705
	DSV A/S	1,100,367	32,926
*	Jyske Bank A/S	448,707	24,197
	GN Store Nord A/S	1,029,726	23,997
	Chr Hansen Holding A/S	555,783	22,377
*	ISS A/S	599,257	16,728
*	Topdanmark A/S	518,420	16,514
	Tryg A/S	150,871	16,326
*	Sydbank A/S	465,216	14,766
^	FLSmidth & Co. A/S	301,034	13,648
*	Genmab A/S	288,450	12,560
*	William Demant Holding A/S	157,386	11,935
*	Royal UNIBREW	51,311	8,381
	H Lundbeck A/S	377,032	8,012
	NKT Holding A/S	148,810	7,721
	SimCorp A/S	204,210	6,165
	Rockwool International A/S Class B	40,210	5,855
	Spar Nord Bank A/S	527,020	5,333
	Matas A/S	223,596	4,914
	ALK-Abello A/S	36,029	4,055
*	Bavarian Nordic A/S	122,631	3,797
*	Auriga Industries A/S Class B	72,790	3,760
	Dfds A/S	43,664	3,703
	Schouw & Co.	72,665	3,225
*	Alm Brand A/S	415,057	2,266
*	OW Bunker A/S	129,331	1,701
	Solar A/S Class B	35,811	1,658
*,^	Bang & Olufsen A/S	190,625	1,478
^	D/S Norden A/S	54,047	1,421
*	Amagerbanken A/S	537,565	—
			1,472,059
Egypt (0.0%)
*	Global Telecom Holding SAE GDR	2,596,259	7,804
	Talaat Moustafa Group	2,064,936	3,035
	Commercial International Bank Egypt SAE	404,115	2,729
*	Egyptian Financial Group-Hermes Holding	739,881	1,740
*	Orascom Telecom Media And Technology Holding SAE GDR	1,591,123	1,217
	Telecom Egypt Co.	439,252	841
*	Egypt Kuwait Holding Co. SAE	536,878	473
*	Juhayna Food Industries	137,456	183
*	Six of October Development & Investment	75,146	169
*	Pioneers Holding for Financial Investments SAE	79,221	138
*	Medinet Nasr Housing	19,744	113
*	Palm Hills Developments SAE	196,875	111
	Sidi Kerir Petrochemicals Co.	37,514	94

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

		Market
		Value
	Shares	($000)
* Global Telecom Holding SAE	149,479	91
Heliopolis Co. for Housing and Construction SAE	10,370	80
* South Valley Cement	68,038	68
Oriental Weavers	9,000	63
* Orascom Telecom Media And Technology Holding SAE	384,466	63
* Citadel Capital SAE	111,842	62
* Ezz Steel	24,529	56
Arab Cotton Ginning	81,350	52
Amer Group Holding	299,524	47
* Egyptian Resorts Co.	218,557	38
* Abu Dhabi Islamic Bank	22,369	22
Egyptian Financial & Industrial Co.	15,071	22
* Maridive & Oil Services SAE	10,166	10
* ElSwedy Electric Co.	702	4
		19,325
Finland (0.7%)
Nokia Oyj	23,735,606	198,319
Sampo Oyj Class A	2,981,687	142,845
^ Kone Oyj Class B	2,408,703	103,666
Fortum Oyj	2,825,577	65,543
UPM-Kymmene Oyj	3,369,041	53,401
Wartsila OYJ Abp	988,258	45,815
Stora Enso Oyj	3,650,446	30,145
^ Elisa Oyj	1,012,254	27,807
Metso Oyj	849,483	27,735
Nokian Renkaat Oyj	844,037	23,859
Orion Oyj Class B	626,481	21,252
Neste Oil Oyj	806,910	17,455
Huhtamaki Oyj	655,590	16,649
Kesko Oyj Class B	430,662	16,345
Amer Sports Oyj	745,696	14,284
Tieto Oyj	464,057	11,770
Konecranes Oyj	363,049	10,168
Valmet Oyj	851,441	9,003
^ Cargotec Oyj Class B	257,418	7,763
^ Outotec Oyj	1,132,080	7,497
* Outokumpu Oyj	1,295,588	7,352
Sponda Oyj	1,538,412	7,039
^ Kemira Oyj	512,384	6,621
Caverion Corp.	782,032	6,291
Metsa Board Oyj	1,266,267	5,657
^ YIT Oyj	802,781	5,362
Citycon Oyj	1,640,508	5,312
Uponor Oyj	361,628	4,804
Raisio Oyj	789,269	3,940
Ramirent Oyj	425,154	3,390
^ Sanoma Oyj	542,272	3,122
Cramo Oyj	161,705	2,360
* Oriola-KD Oyj	641,528	2,124
^ Stockmann OYJ Abp Class B	176,243	1,950
* Finnair Oyj	366,527	1,146
F-Secure Oyj	388,660	950
		918,741
France (5.9%)
Total SA	12,880,500	768,635
Sanofi	7,257,388	672,242
BNP Paribas SA	6,192,505	390,499
AXA SA	12,033,425	278,040
Schneider Electric SE	3,504,514	277,433
LVMH Moet Hennessy Louis Vuitton SA	1,588,304	270,061
Air Liquide SA	2,171,279	262,288
Danone SA	3,534,516	240,252
L'Oreal SA	1,506,846	236,782
Societe Generale SA	4,527,870	219,069

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

		Market
		Value
	Shares	($000)
GDF Suez	9,023,056	219,039
Airbus Group NV	3,514,877	210,423
Vivendi SA	8,054,730	197,057
Orange SA	11,427,556	181,857
Vinci SA	3,018,135	172,711
^ Pernod Ricard SA	1,244,252	141,915
Essilor International SA	1,246,811	137,850
Cie de St-Gobain	2,896,855	124,590
Carrefour SA	3,748,856	109,888
Safran SA	1,665,106	105,710
Cie Generale des Etablissements Michelin	1,187,428	103,263
Credit Agricole SA	6,524,558	96,891
Legrand SA	1,685,692	90,808
Kering	468,040	90,512
Renault SA	1,182,662	88,099
Publicis Groupe SA	1,243,670	86,310
Lafarge SA	1,156,914	80,468
SES SA	1,884,784	65,092
Cap Gemini SA	931,951	61,387
^ Christian Dior SA	328,494	58,220
Valeo SA	491,582	55,253
Sodexo	572,649	55,227
* Alcatel-Lucent	17,375,097	53,443
Dassault Systemes	803,738	50,992
Technip SA	680,918	49,389
Electricite de France SA	1,649,592	48,770
* Alstom SA	1,365,920	47,618
Accor SA	1,097,227	46,152
Veolia Environnement SA	2,742,492	45,911
Bouygues SA	1,192,354	41,285
Natixis SA	5,877,341	40,495
Casino Guichard Perrachon SA	364,924	37,512
Zodiac Aerospace	1,213,691	37,042
Groupe Eurotunnel SA	2,908,146	36,760
Edenred	1,279,224	35,486
Bureau Veritas SA	1,384,853	34,318
AtoS	493,041	34,098
Eutelsat Communications SA	1,038,432	33,721
Iliad SA	147,599	32,275
Thales SA	642,981	31,982
Rexel SA	1,844,742	31,032
Aeroports de Paris	250,596	29,646
Gecina SA	217,215	29,450
* Peugeot SA	2,365,362	28,161
Ingenico	281,763	28,095
Suez Environnement Co.	1,645,977	27,743
SCOR SE	890,738	27,326
Vallourec SA	741,678	27,310
STMicroelectronics NV	3,995,153	26,737
Klepierre	617,116	26,694
Arkema SA	378,205	23,388
Teleperformance	361,968	22,814
Wendel SA	196,775	21,711
Societe BIC SA	171,631	21,398
Fonciere Des Regions	214,120	19,708
CNP Assurances	1,049,445	19,626
ICADE	224,628	17,878
Lagardere SCA	716,583	17,490
^ Bollore SA	34,630	16,475
^ Hermes International	52,702	16,334
Eurazeo SA	242,561	16,230
Neopost SA	217,531	15,142
Orpea	244,646	14,950
Imerys SA	208,092	14,932

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

			Market
			Value
		Shares	($000)
	JCDecaux SA	419,940	13,943
	SEB SA	168,737	13,809
	Eiffage SA	256,774	13,659
	Eurofins Scientific SE	53,792	13,620
	Havas SA	1,560,654	12,648
	Faurecia	384,743	12,491
	Rubis SCA	201,482	11,860
*	Technicolor SA	1,864,159	11,019
	Ipsen SA	217,994	10,716
^	Remy Cointreau SA	150,326	10,714
*	UBISOFT Entertainment	585,400	10,626
	Societe Television Francaise 1	674,483	10,044
	BioMerieux	89,356	9,429
	Korian-Medica	237,768	8,601
	Plastic Omnium SA	364,832	8,328
	Euler Hermes Group	82,956	8,134
*,^	Air France-KLM	943,618	7,991
*,^	Numericable Group SA	203,324	7,521
	Altran Technologies SA	750,129	7,374
	Metropole Television SA	414,303	7,170
	Vicat	97,242	6,650
*,^	CGG SA	1,092,959	6,378
*,^	Nexans SA	208,279	6,376
	Virbac SA	27,989	6,256
	Alten SA	145,894	6,248
*	Numericable Group SA Rights Exp. 11/12/2014	203,324	6,029
*	Etablissements Maurel et Prom	502,938	6,016
	Sopra Group SA	78,411	5,885
	Mercialys SA	264,309	5,838
^	IPSOS	219,287	5,691
	Nexity SA	151,778	5,461
	Rallye SA	137,180	5,313
*,^	Eramet	56,810	5,284
	Saft Groupe SA	164,139	4,894
	Gaztransport Et Technigaz SA	86,461	4,841
	Sartorius Stedim Biotech	25,209	4,595
*	Norbert Dentressangle SA	31,207	4,559
^	Bourbon SA	171,670	4,458
*	Beneteau SA	244,347	3,619
^	Vilmorin & Cie SA	35,353	3,549
	Tarkett SA	117,035	3,378
	Boiron SA	35,995	3,201
	Societe d'Edition de Canal &	420,104	3,120
	LISI	121,350	3,044
*,^	SOITEC	1,073,354	2,670
*	Groupe Fnac	59,965	2,522
	Faiveley Transport SA	41,811	2,515
*	GameLoft SE	480,757	2,470
	Albioma SA	106,137	2,305
	Bonduelle S.C.A.	81,254	2,049
*	FFP	33,234	2,015
*	Solocal Group	3,196,382	1,972
	MPI	461,649	1,933
	Mersen	78,093	1,882
*,^	Societe de la Tour Eiffel	25,252	1,418
	Guerbet	29,483	1,372
	Jacquet Metal Service	76,797	1,312
	Burelle SA	1,899	1,298
	Stallergenes SA	20,488	1,285
*	Trigano SA	62,139	1,259
	Derichebourg SA	500,023	1,255
	GL Events	58,065	1,159
	Haulotte Group SA	70,399	1,064
^	Assystem	51,991	1,050

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

		Market
		Value
	Shares	($000)
* Parrot SA	47,093	894
* Manitou BF SA	58,244	811
^ Maisons France Confort SA	19,633	666
Union Financiere de France BQE SA	22,354	616
* Esso SA Francaise	14,429	558
Seche Environnement SA	18,209	536
^ Groupe Steria SCA	4,799	90
		7,794,746
Germany (5.7%)
Bayer AG	5,243,469	745,812
Siemens AG	5,026,478	566,623
BASF SE	5,853,407	515,580
Daimler AG	6,057,103	470,833
Allianz SE	2,886,979	458,602
SAP SE	5,667,423	385,329
Deutsche Telekom AG	19,764,983	297,941
Deutsche Bank AG	8,746,769	272,910
Bayerische Motoren Werke AG	2,062,063	220,624
Linde AG	1,173,419	216,430
Volkswagen AG Preference Shares	972,997	207,499
E.ON SE	11,753,314	202,208
Muenchener Rueckversicherungs-Gesellschaft AG	970,959	190,870
Deutsche Post AG	6,026,150	189,299
Continental AG	684,485	134,380
Fresenius SE & Co. KGaA	2,485,229	127,930
Henkel AG & Co. KGaA Preference Shares	1,100,745	108,696
RWE AG	3,067,292	108,597
Fresenius Medical Care AG & Co. KGaA	1,339,616	98,271
adidas AG	1,327,403	96,648
* Commerzbank AG	5,982,910	90,135
Deutsche Boerse AG	1,166,569	79,647
Porsche Automobil Holding SE Preference Shares	970,419	79,510
Merck KGaA	819,157	74,008
Infineon Technologies AG	7,113,445	69,015
Henkel AG & Co. KGaA	741,709	67,412
* ThyssenKrupp AG	2,692,910	64,684
HeidelbergCement AG	890,286	60,636
ProSiebenSat.1 Media AG	1,352,826	54,573
GEA Group AG	1,121,342	51,621
Beiersdorf AG	631,600	51,125
Brenntag AG	978,396	47,381
Symrise AG	772,156	43,444
Deutsche Wohnen AG	1,812,978	40,844
Volkswagen AG	186,856	39,760
HUGO BOSS AG	266,007	35,304
* QIAGEN NV	1,488,535	34,949
K&S AG	1,214,247	33,863
Hannover Rueck SE	381,542	31,820
LANXESS AG	581,040	30,214
MTU Aero Engines AG	322,496	28,248
United Internet AG	709,916	27,772
* METRO AG	840,513	26,796
Wirecard AG	726,740	25,997
* GAGFAH SA	1,362,740	25,471
MAN SE	223,312	25,434
* Sky Deutschland AG	2,837,217	23,953
LEG Immobilien AG	321,707	22,192
Deutsche Lufthansa AG	1,445,871	21,357
* OSRAM Licht AG	539,780	18,943
TUI AG	1,200,848	18,355
* Kabel Deutschland Holding AG	135,111	18,297
Freenet AG	680,781	17,822
Telefonica Deutschland Holding AG	3,399,738	16,708
Fuchs Petrolub SE Preference Shares	429,864	16,690

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

			Market
			Value
		Shares	($000)
*	MorphoSys AG	162,922	15,460
	Bilfinger SE	236,984	15,300
	Evonik Industries AG	444,432	14,842
	Aurubis AG	284,034	14,822
	Stada Arzneimittel AG	379,914	14,641
	Fraport AG Frankfurt Airport Services Worldwide	234,785	14,523
	Axel Springer SE	262,786	14,444
*	Dialog Semiconductor plc	416,233	14,315
	Rhoen Klinikum AG	435,712	12,976
	Deutsche Euroshop AG	289,522	12,949
	HOCHTIEF AG	166,851	12,344
	Aareal Bank AG	286,316	12,277
	Leoni AG	207,514	11,880
	Wacker Chemie AG	94,765	11,445
	Gerresheimer AG	198,013	11,018
^	KUKA AG	173,645	10,925
	Fielmann AG	159,983	10,436
	Celesio AG	293,281	9,666
	DMG MORI SEIKI AG	377,279	9,634
	Norma Group SE	202,663	9,483
	Drillisch AG	271,895	9,442
^	TAG Immobilien AG	784,444	9,178
	Krones AG	93,006	8,912
	Software AG	352,801	8,863
	KION Group AG	241,458	8,791
	Rational AG	26,006	8,145
	Wincor Nixdorf AG	173,967	7,991
	Fuchs Petrolub SE	217,820	7,986
	Talanx AG	239,832	7,735
	Salzgitter AG	240,769	7,254
^	Suedzucker AG	497,269	6,914
*	Kloeckner & Co. SE	585,096	6,876
*,^	Aixtron SE	547,634	6,672
*	Nordex SE	392,717	6,639
	Gerry Weber International AG	162,930	6,548
	Sartorius AG Preference Shares	58,903	6,428
	Duerr AG	88,234	6,183
*,^	Grand City Properties SA	476,647	6,103
	Bechtle AG	74,447	5,789
*,^	SGL Carbon SE	370,082	5,726
	Jungheinrich AG Preference Shares	99,689	5,628
	CTS Eventim AG & Co. KGaA	212,374	5,601
	ElringKlinger AG	178,515	5,454
	Indus Holding AG	115,731	5,312
	alstria office REIT-AG	424,796	5,269
	Pfeiffer Vacuum Technology AG	62,892	4,891
	Grenkeleasing AG	47,622	4,737
	KWS Saat AG	14,477	4,722
	Biotest AG Preference Shares	42,097	4,262
	Aurelius AG	121,428	4,225
	Puma SE	20,050	4,207
	Bertrandt AG	29,550	3,862
*,^	Heidelberger Druckmaschinen AG	1,514,197	3,855
^	Draegerwerk AG & Co. KGaA Preference Shares	39,574	3,852
	CompuGroup Medical AG	145,865	3,345
^	BayWa AG	84,155	3,327
	Stroeer Media SE	143,866	3,281
^	Vossloh AG	56,891	3,274
	Takkt AG	202,557	3,160
	Wacker Neuson SE	158,692	3,082
	Sixt SE Preference Shares	110,142	3,073
	Rheinmetall AG	71,365	3,067
*	Patrizia Immobilien AG	225,312	3,042
	Jenoptik AG	260,503	2,978

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

			Market
			Value
		Shares	($000)
	Sixt SE	87,729	2,838
^	Carl Zeiss Meditec AG	104,472	2,812
	KSB AG Preference Shares	5,284	2,806
	Deutz AG	618,518	2,782
^	Hamburger Hafen und Logistik AG	126,899	2,780
	CAT Oil AG	121,305	2,312
*	Kontron AG	319,592	1,849
	DIC Asset AG	213,569	1,798
	comdirect bank AG	177,355	1,794
	Deutsche Beteiligungs AG	63,289	1,731
*,^	SMA Solar Technology AG	68,053	1,694
	Draegerwerk AG & Co. KGaA	19,447	1,610
^	QSC AG	444,555	859
*	Bauer AG	54,098	838
*,^	H&R AG	96,104	825
^	Delticom AG	30,711	641
	CropEnergies AG	125,912	625
*,^	Rhoen-Klinikum AG Tender Rights Exp. 11/14/2014	435,712	367
			7,559,084
Greece (0.1%)
*	National Bank of Greece SA	9,673,144	23,317
*	Piraeus Bank SA	12,731,246	18,535
	OPAP SA	1,338,130	16,251
*	Alpha Bank AE	24,187,533	15,781
*	Hellenic Telecommunications Organization SA	875,038	9,887
	FF Group	281,040	9,208
*	Hellenic Telecommunications Organization SA ADR	1,341,580	7,459
	JUMBO SA	616,600	6,766
	Titan Cement Co. SA	283,623	6,294
*	Public Power Corp. SA	681,565	5,181
*	Mytilineos Holdings SA	519,074	3,340
	Grivalia Properties REIC	243,270	2,637
	Hellenic Exchanges SA	389,242	2,622
	Motor Oil Hellas Corinth Refineries SA	340,697	2,505
*	Ellaktor SA	862,623	2,443
*	Hellenic Petroleum SA	460,274	2,367
*	Bank of Cyprus PCL	7,567,873	1,963
	Athens Water Supply & Sewage Co. SA	255,077	1,762
	Metka SA	158,484	1,549
*	Intralot SA-Integrated Lottery Systems & Services	672,359	953
*	Marfin Investment Group Holdings SA	2,952,029	782
*	Cyprus Popular Bank PCL	12,597,118	631
			142,233
Hong Kong (2.6%)
	AIA Group Ltd.	76,373,037	426,122
	Hong Kong Exchanges and Clearing Ltd.	7,287,170	161,353
	Hutchison Whampoa Ltd.	12,703,075	161,059
	Cheung Kong Holdings Ltd.	8,370,960	148,323
	Sun Hung Kai Properties Ltd.	9,775,039	145,569
	Sands China Ltd.	15,327,958	95,523
	Hong Kong & China Gas Co. Ltd.	39,381,543	91,850
	Jardine Matheson Holdings Ltd.	1,510,800	91,024
	Galaxy Entertainment Group Ltd.	13,241,811	90,470
	Link REIT	14,476,214	85,100
	CLP Holdings Ltd.	9,764,843	84,060
	Hang Seng Bank Ltd.	4,846,750	82,134
	Power Assets Holdings Ltd.	8,387,820	80,906
	BOC Hong Kong Holdings Ltd.	22,795,039	75,773
	Wharf Holdings Ltd.	9,591,270	70,793
	Want Want China Holdings Ltd.	41,815,500	57,784
	Swire Pacific Ltd. Class A	4,017,608	52,700
	Hongkong Land Holdings Ltd.	7,440,000	51,881
	Jardine Strategic Holdings Ltd.	1,419,500	50,593
	Henderson Land Development Co. Ltd.	7,180,397	48,563

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

			Market
			Value
		Shares	($000)
	Li & Fung Ltd.	36,504,479	44,709
	Hang Lung Properties Ltd.	14,179,915	44,259
	New World Development Co. Ltd.	31,801,716	39,897
	China Mengniu Dairy Co. Ltd.	8,549,000	37,741
	MTR Corp. Ltd.	8,804,924	36,075
	Bank of East Asia Ltd.	8,438,144	35,230
	Sino Land Co. Ltd.	18,876,066	31,166
	Tingyi Cayman Islands Holding Corp.	12,020,000	30,163
^	AAC Technologies Holdings Inc.	4,436,000	27,007
	Samsonite International SA	8,085,400	26,998
	Hang Lung Group Ltd.	5,167,000	25,965
	Wheelock & Co. Ltd.	5,179,464	25,214
	Techtronic Industries Co. Ltd.	7,940,500	24,841
	SJM Holdings Ltd.	11,571,219	24,408
	Wynn Macau Ltd.	6,585,997	24,222
	Swire Properties Ltd.	7,416,994	23,744
	Cheung Kong Infrastructure Holdings Ltd.	3,156,311	23,042
^	Prada SPA	3,247,600	20,238
	Hysan Development Co. Ltd.	3,953,802	18,012
	Yue Yuen Industrial Holdings Ltd.	5,241,942	17,673
	ASM Pacific Technology Ltd.	1,512,684	16,626
	NWS Holdings Ltd.	8,584,292	16,267
	First Pacific Co. Ltd.	14,810,395	15,996
	MGM China Holdings Ltd.	4,821,600	15,776
	PCCW Ltd.	24,772,452	15,738
*	Semiconductor Manufacturing International Corp.	148,285,000	15,417
	Esprit Holdings Ltd.	11,841,003	14,963
^	Sun Art Retail Group Ltd.	13,844,500	14,847
	Kerry Properties Ltd.	4,083,592	14,130
^	Melco International Development Ltd.	5,062,000	13,693
	Shangri-La Asia Ltd.	9,103,676	13,212
*,2	WH Group Ltd.	19,988,744	13,070
	VTech Holdings Ltd.	1,017,300	12,734
	Hopewell Holdings Ltd.	3,467,137	12,291
	Cathay Pacific Airways Ltd.	6,444,514	12,172
	Television Broadcasts Ltd.	1,841,000	10,075
	New World China Land Ltd.	16,540,000	10,043
^	Chow Tai Fook Jewellery Group Ltd.	6,918,400	9,757
*,^	Goldin Financial Holdings Ltd.	11,215,279	9,273
*	Alibaba Health Information Technology Ltd.	14,102,000	8,882
	Huabao International Holdings Ltd.	12,115,000	8,757
*	Global Brands Group Holding Ltd.	36,426,479	8,080
	Uni-President China Holdings Ltd.	8,242,200	7,617
*	FIH Mobile Ltd.	14,298,714	7,616
*	Johnson Electric Holdings Ltd.	2,243,750	7,594
	Cafe de Coral Holdings Ltd.	2,082,000	7,506
	Orient Overseas International Ltd.	1,263,603	7,188
^	NagaCorp Ltd.	8,532,000	7,168
	Xinyi Glass Holdings Ltd.	11,830,000	6,983
	Stella International Holdings Ltd.	2,406,000	6,942
*,^	Superb Summit International Group Ltd.	31,182,957	6,715
	L'Occitane International SA	2,818,750	6,648
	Champion REIT	14,879,000	6,570
	Luk Fook Holdings International Ltd.	2,146,000	6,479
^	Minth Group Ltd.	3,280,000	6,283
*,^	Brightoil Petroleum Holdings Ltd.	18,998,000	6,054
*	United Co. RUSAL plc	10,740,000	5,921
	Dah Sing Financial Holdings Ltd.	951,240	5,921
	Shun Tak Holdings Ltd.	11,444,500	5,826
	Lifestyle International Holdings Ltd.	2,986,500	5,646
	Kerry Logistics Network Ltd.	3,411,296	5,596
	Pacific Basin Shipping Ltd.	11,174,000	5,377
^	REXLot Holdings Ltd.	50,850,000	5,321
	Great Eagle Holdings Ltd.	1,574,000	5,294

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

			Market
			Value
		Shares	($000)
^	China Travel International Investment Hong Kong Ltd.	16,734,000	5,206
*,^	Macau Legend Development Ltd.	10,220,000	5,136
	Yingde Gases Group Co. Ltd.	6,470,000	5,062
^	Shougang Fushan Resources Group Ltd.	22,397,018	5,053
	Shui On Land Ltd.	21,907,763	4,996
^	Xinyi Solar Holdings Ltd.	14,344,000	4,867
*	Dynam Japan Holdings Co. Ltd.	1,698,200	4,775
^	Towngas China Co. Ltd.	4,542,000	4,766
*,^	China LotSynergy Holdings Ltd.	41,620,000	4,403
	Dah Sing Banking Group Ltd.	2,360,556	4,284
^	SA Sa International Holdings Ltd.	6,134,000	4,279
	K Wah International Holdings Ltd.	6,715,000	4,204
	Value Partners Group Ltd.	5,411,000	4,145
^	Truly International Holdings Ltd.	8,072,000	4,139
	Pacific Textiles Holdings Ltd.	3,080,000	4,131
*,^	FDG Electric Vehicles Ltd.	57,880,000	4,105
*	Nexteer Automotive Group Ltd.	4,368,000	3,913
	Giordano International Ltd.	7,638,000	3,887
	SITC International Holdings Co. Ltd.	7,103,000	3,836
^	Chow Sang Sang Holdings International Ltd.	1,492,000	3,721
^	SmarTone Telecommunications Holdings Ltd.	2,824,500	3,632
*	G-Resources Group Ltd.	143,597,559	3,517
	Guotai Junan International Holdings Ltd.	4,964,000	3,465
*	Town Health International Medical Group Ltd.	21,848,000	3,434
	Texwinca Holdings Ltd.	3,900,000	3,420
	CITIC Telecom International Holdings Ltd.	8,196,875	3,292
	Yuexiu REIT	6,592,000	3,270
	Landing International Development Ltd.	58,720,000	3,158
	Hutchison Telecommunications Hong Kong Holdings Ltd.	7,856,000	3,131
^	TCL Communication Technology Holdings Ltd.	3,142,000	3,087
^	Hopewell Highway Infrastructure Ltd.	6,123,356	2,961
*,^	China Rongsheng Heavy Industries Group Holdings Ltd.	18,287,804	2,926
	Sunlight REIT	6,613,000	2,891
^	Ju Teng International Holdings Ltd.	5,050,000	2,834
^	Haitong International Securities Group Ltd.	4,674,000	2,775
^	Carnival Group International Holdings Ltd.	16,881,556	2,750
^	Man Wah Holdings Ltd.	1,807,200	2,704
*	Sun Hung Kai & Co. Ltd.	3,601,000	2,682
*,^	Xinchen China Power Holdings Ltd.	4,800,000	2,678
^	Springland International Holdings Ltd.	6,910,343	2,637
^	Newocean Energy Holdings Ltd.	5,576,000	2,636
	Parkson Retail Group Ltd.	8,961,000	2,632
*,^	United Photovoltaics Group Ltd.	20,156,000	2,624
^	Kowloon Development Co. Ltd.	2,132,000	2,549
*,^	Lung Cheong International Holdings Ltd.	17,792,885	2,502
*,^	United Laboratories International Holdings Ltd.	3,112,500	2,386
*,^	Sino Oil And Gas Holdings Ltd.	88,080,000	2,295
	TCC International Holdings Ltd.	5,634,000	2,280
	Prosperity REIT	6,747,000	2,252
	APT Satellite Holdings Ltd.	1,508,000	2,197
	Far East Consortium International Ltd.	5,830,000	2,192
^	Goodbaby International Holdings Ltd.	5,319,536	2,167
^	HKR International Ltd.	4,304,000	2,082
^	Honghua Group Ltd.	10,585,000	2,032
^	China Aerospace International Holdings Ltd.	13,802,000	2,018
^	Summit Ascent Holdings Ltd.	4,510,052	1,959
*,^	China Dynamics Holdings Ltd.	14,980,000	1,937
*	Lai Sun Development Co. Ltd.	68,843,833	1,776
^	Wanda Hotel Development Co. Ltd.	8,261,000	1,756
^	Regal Hotels International Holdings Ltd.	2,834,000	1,729
*	China Household Holdings Ltd.	13,780,000	1,671
*,^	China Public Procurement Ltd.	47,612,000	1,669
^	Singamas Container Holdings Ltd.	9,502,000	1,641
*,^	Midland Holdings Ltd.	3,334,000	1,638

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

			Market
			Value
		Shares	($000)
	EVA Precision Industrial Holdings Ltd.	5,980,000	1,612
*	Sun Hung Kai Properties Ltd. Warrants Exp. 04/08/2016	728,419	1,582
^	SPT Energy Group Inc.	4,822,000	1,522
^	Hutchison Harbour Ring Ltd.	16,392,000	1,512
*,^	Yanchang Petroleum International Ltd.	28,620,000	1,457
^	Anton Oilfield Services Group	6,798,000	1,438
	Road King Infrastructure Ltd.	1,649,000	1,438
	Trinity Ltd.	5,714,000	1,377
^	Liu Chong Hing Investment Ltd.	1,056,018	1,347
	Varitronix International Ltd.	1,599,000	1,341
^	Suncorp Technologies Ltd.	62,250,000	1,331
*,^	Microport Scientific Corp.	2,615,000	1,322
*,^	SOCAM Development Ltd.	1,508,353	1,252
^	Polytec Asset Holdings Ltd.	8,345,000	1,225
*,^	Sunshine Oilsands Ltd.	10,516,000	1,205
	AMVIG Holdings Ltd.	2,512,000	1,176
	New World Department Store China Ltd.	3,111,000	1,139
^	China Merchants Land Ltd.	7,868,000	1,126
^	Yip's Chemical Holdings Ltd.	1,620,000	1,091
*,^	Louis XIII Holdings Ltd.	1,976,500	1,084
*	L'sea Resources International Holdings Ltd.	21,360,000	1,047
*	Hong Kong Television Network Ltd.	2,602,000	1,034
	Emperor Watch & Jewellery Ltd.	21,490,000	998
	TPV Technology Ltd.	4,716,000	924
	Inspur International Ltd.	3,413,000	871
	IT Ltd.	2,846,000	855
*	PetroAsian Energy Holdings Ltd.	22,120,000	718
*	CST Mining Group Ltd.	120,984,000	697
	Dickson Concepts International Ltd.	1,288,000	676
*	China Taiping Insurance Holdings Rights Exp. 11/18/2014	1,077,972	660
*	Ports Design Ltd.	1,880,000	654
*	China Forestry Holdings Co. Ltd.	3,050,000	570
	Henderson Investment Ltd.	5,897,000	555
*,^	Neo-Neon Holdings Ltd.	3,381,500	545
*,^	Mongolia Energy Corp. Ltd.	23,372,000	528
*,^	Silver base Group Holdings Ltd.	3,756,225	465
*	Qunxing Paper Holdings Co. Ltd.	1,573,000	409
*,^	Heng Tai Consumables Group Ltd.	23,385,000	344
	Oriental Press Group	2,774,000	318
*	Sijia Group Co.	1,027,000	181
*	COFCO Land Holdings Ltd.	240,000	51
	China Environmental Energy Investment Ltd.	244,600	39
			3,396,736
Hungary (0.0%)
	OTP Bank plc	1,189,851	19,715
	MOL Hungarian Oil & Gas plc	305,559	14,560
	Richter Gedeon Nyrt	880,579	13,439
*	Magyar Telekom Telecommunications plc	2,693,211	3,724
			51,438
India (2.1%)
	Infosys Ltd.	2,941,204	195,480
	Housing Development Finance Corp.	9,879,746	178,153
	Reliance Industries Ltd.	10,052,429	163,788
	Tata Consultancy Services Ltd.	2,977,344	127,700
	Oil & Natural Gas Corp. Ltd.	13,015,285	86,850
	HDFC Bank Ltd.	5,340,029	79,398
	ICICI Bank Ltd.	2,926,867	77,641
	ITC Ltd.	12,063,941	69,898
	Sun Pharmaceutical Industries Ltd.	4,860,719	66,915
	Hindustan Unilever Ltd.	4,511,271	54,243
	Tata Motors Ltd.	6,002,735	53,153
	Bharti Airtel Ltd.	8,109,857	52,681
*	Axis Bank Ltd.	7,268,735	52,102
	HCL Technologies Ltd.	1,682,286	44,089

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

		Market
		Value
	Shares	($000)
Mahindra & Mahindra Ltd.	1,908,493	40,595
State Bank of India	857,338	37,800
Larsen & Toubro Ltd.	1,400,285	37,744
Kotak Mahindra Bank Ltd.	1,948,779	35,486
Sesa Sterlite Ltd.	8,397,048	35,290
NTPC Ltd.	12,509,625	30,577
Tech Mahindra Ltd.	708,472	29,166
Hero MotoCorp Ltd.	507,355	25,468
Coal India Ltd.	4,014,476	24,389
Idea Cellular Ltd.	9,121,117	24,379
Power Grid Corp. of India Ltd.	9,974,255	23,682
HDFC Bank Ltd. ADR	447,308	23,452
Maruti Suzuki India Ltd.	412,006	22,509
Cipla Ltd.	2,042,776	22,331
Asian Paints Ltd.	1,819,780	19,625
IndusInd Bank Ltd.	1,624,413	19,067
Wipro Ltd.	2,059,622	18,999
Bajaj Auto Ltd.	440,818	18,744
Lupin Ltd.	836,081	18,629
ICICI Bank Ltd. ADR	325,685	18,356
Ultratech Cement Ltd.	417,540	17,433
Zee Entertainment Enterprises Ltd.	2,967,359	16,750
GAIL India Ltd.	1,935,595	16,667
* United Spirits Ltd.	366,350	16,513
JSW Steel Ltd.	752,582	15,515
Bharat Heavy Electricals Ltd.	3,701,715	15,471
Nestle India Ltd.	146,683	15,035
Dr Reddy's Laboratories Ltd.	289,334	14,930
Adani Ports & Special Economic Zone Ltd.	3,144,100	14,624
Ambuja Cements Ltd.	3,886,793	14,483
NMDC Ltd.	5,022,603	14,047
Hindalco Industries Ltd.	5,250,864	13,995
Yes Bank Ltd.	1,229,645	13,729
Bharti Infratel Ltd.	2,850,184	13,683
Cairn India Ltd.	2,891,183	13,426
Aurobindo Pharma Ltd.	842,032	13,280
Adani Enterprises Ltd.	1,662,259	13,106
Bharat Petroleum Corp. Ltd.	1,092,458	13,039
Wipro Ltd. ADR	1,052,621	12,842
Dr Reddy's Laboratories Ltd. ADR	238,057	12,448
Shriram Transport Finance Co. Ltd.	785,389	12,205
Dabur India Ltd.	3,277,806	12,148
IDFC Ltd.	4,761,790	12,143
Godrej Consumer Products Ltd.	758,654	11,974
Tata Steel Ltd.	1,483,980	11,970
Indian Oil Corp. Ltd.	1,994,426	11,952
* Reliance Communications Ltd.	6,373,731	11,019
Rural Electrification Corp. Ltd.	2,192,213	10,779
Power Finance Corp. Ltd.	2,024,801	9,328
LIC Housing Finance Ltd.	1,577,299	9,299
Motherson Sumi Systems Ltd.	1,346,446	9,289
Tata Power Co. Ltd.	6,015,198	9,235
Apollo Hospitals Enterprise Ltd.	489,734	8,909
Eicher Motors Ltd.	41,422	8,702
Titan Co. Ltd.	1,337,908	8,613
Indiabulls Housing Finance Ltd.	1,256,407	8,599
Reliance Infrastructure Ltd.	814,872	8,454
Bank of Baroda	547,684	8,305
Mahindra & Mahindra Financial Services Ltd.	1,719,688	8,293
* Ranbaxy Laboratories Ltd.	803,894	8,291
Glenmark Pharmaceuticals Ltd.	679,485	7,957
Oil India Ltd.	755,516	7,889
Shree Cement Ltd.	52,674	7,820
UPL Ltd.	1,371,946	7,787

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

		Market
		Value
	Shares	($000)
Bharat Forge Ltd.	586,109	7,760
Mindtree Ltd.	428,466	7,697
Grasim Industries Ltd.	134,424	7,679
Divi's Laboratories Ltd.	249,619	7,625
Siemens Ltd.	535,335	7,612
Marico Ltd.	1,443,737	7,318
Oracle Financial Services Software Ltd.	130,579	7,273
* Havells India Ltd.	1,528,170	7,169
Steel Authority of India Ltd.	5,233,733	7,082
Cadila Healthcare Ltd.	308,286	7,051
Piramal Enterprises Ltd.	531,028	6,952
Punjab National Bank	458,445	6,949
ACC Ltd.	283,642	6,925
Federal Bank Ltd.	2,963,955	6,871
ABB India Ltd.	325,960	6,230
Jindal Steel & Power Ltd.	2,364,659	6,230
Reliance Capital Ltd.	769,161	5,964
GlaxoSmithKline Consumer Healthcare Ltd.	63,719	5,740
Colgate-Palmolive India Ltd.	203,692	5,628
GlaxoSmithKline Pharmaceuticals Ltd.	126,307	5,591
DLF Ltd.	2,664,633	5,411
Pidilite Industries Ltd.	789,829	5,348
Castrol India Ltd.	752,962	5,083
United Breweries Ltd.	439,560	4,998
Aditya Birla Nuvo Ltd.	181,846	4,984
Cummins India Ltd.	414,454	4,935
Max India Ltd.	808,450	4,688
Emami Ltd.	350,833	4,644
Hindustan Zinc Ltd.	1,627,166	4,543
Hindustan Petroleum Corp. Ltd.	515,589	4,519
Britannia Industries Ltd.	180,494	4,515
* Reliance Power Ltd.	3,599,855	4,475
Page Industries Ltd.	30,509	4,446
Bajaj Finance Ltd.	97,102	4,443
Infosys Ltd. ADR	64,570	4,317
Apollo Tyres Ltd.	1,200,256	4,282
* Jubilant Foodworks Ltd.	205,740	4,219
Bajaj Finserv Ltd.	241,832	4,207
CESC Ltd.	377,561	4,168
State Bank of India GDR	44,251	3,889
Arvind Ltd.	782,687	3,856
Info Edge India Ltd.	279,976	3,854
Bajaj Holdings & Investment Ltd.	166,538	3,810
* Gujarat Pipavav Port Ltd.	1,393,883	3,797
Sundaram Finance Ltd.	169,233	3,762
Canara Bank	572,596	3,758
Torrent Pharmaceuticals Ltd.	255,051	3,678
Petronet LNG Ltd.	1,120,325	3,660
Bank of India	770,253	3,587
ING Vysya Bank Ltd.	340,318	3,586
* Ashok Leyland Ltd.	4,678,400	3,538
GMR Infrastructure Ltd.	9,713,069	3,464
Mphasis Ltd.	529,138	3,458
Tata Global Beverages Ltd.	1,320,183	3,442
* Jaiprakash Associates Ltd.	6,702,640	3,431
Bharat Electronics Ltd.	100,982	3,426
* Indian Hotels Co. Ltd.	1,989,451	3,410
Berger Paints India Ltd.	523,505	3,400
JSW Energy Ltd.	2,567,955	3,387
Exide Industries Ltd.	1,312,741	3,369
MRF Ltd.	6,578	3,355
* SKS Microfinance Ltd.	604,316	3,259
NHPC Ltd.	9,638,949	3,241
IIFL Holdings Ltd.	1,160,734	3,224

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

		Market
		Value
	Shares	($000)
Vakrangee Ltd.	1,543,608	3,207
IRB Infrastructure Developers Ltd.	781,061	3,207
TVS Motor Co. Ltd.	709,517	3,035
Dewan Housing Finance Corp. Ltd.	500,957	3,014
Credit Analysis & Research Ltd.	135,542	2,966
* National Aluminium Co. Ltd.	3,114,913	2,906
* Adani Power Ltd.	3,707,071	2,897
Hexaware Technologies Ltd.	891,822	2,894
* Amara Raja Batteries Ltd.	268,152	2,867
Crompton Greaves Ltd.	933,918	2,866
Union Bank of India	765,158	2,818
Tata Motors Ltd. ADR	59,700	2,812
* Unitech Ltd.	8,219,708	2,799
Tata Communications Ltd.	423,555	2,778
IFCI Ltd.	4,622,370	2,770
Just Dial Ltd.	112,666	2,752
* Jammu & Kashmir Bank Ltd.	1,185,460	2,700
Thermax Ltd.	179,481	2,628
Voltas Ltd.	639,492	2,618
Sun TV Network Ltd.	481,122	2,558
NCC Ltd.	2,605,964	2,531
Wockhardt Ltd.	203,099	2,503
Jain Irrigation Systems Ltd.	1,672,273	2,474
* PI Industries Ltd.	330,148	2,412
* Hathway Cable & Datacom Ltd.	477,278	2,409
IDBI Bank Ltd.	2,087,236	2,408
Tata Chemicals Ltd.	354,503	2,356
Amtek Auto Ltd.	862,194	2,348
* Karur Vysya Bank Ltd.	259,978	2,312
* Housing Development & Infrastructure Ltd.	1,674,226	2,269
Biocon Ltd.	300,954	2,204
Coromandel International Ltd.	405,622	2,198
Godrej Industries Ltd.	433,243	2,128
Ipca Laboratories Ltd.	176,011	2,114
Ramco Cements Ltd.	369,252	2,073
Oberoi Realty Ltd.	508,204	2,043
Prestige Estates Projects Ltd.	545,762	2,039
Great Eastern Shipping Co. Ltd.	308,714	2,018
Strides Arcolab Ltd.	183,807	1,995
Engineers India Ltd.	444,366	1,972
Gateway Distriparks Ltd.	413,397	1,941
Sintex Industries Ltd.	1,187,710	1,876
Oriental Bank of Commerce	400,686	1,867
Indiabulls Real Estate Ltd.	1,604,920	1,864
Muthoot Finance Ltd.	577,873	1,857
Torrent Power Ltd.	686,191	1,840
Sobha Developers Ltd.	256,631	1,804
* Essar Oil Ltd.	893,371	1,770
L&T Finance Holdings Ltd.	1,559,653	1,760
PTC India Ltd.	1,175,231	1,753
* Suzlon Energy Ltd.	7,998,486	1,751
South Indian Bank Ltd.	3,766,407	1,705
Syndicate Bank	790,785	1,624
* Dish TV India Ltd.	1,705,248	1,607
* Sun Pharma Advanced Research Co. Ltd.	491,789	1,588
Gujarat Gas Co. Ltd.	184,582	1,458
Indian Overseas Bank	1,501,039	1,438
* DEN Networks Ltd.	529,498	1,431
Indian Bank	510,921	1,390
* India Cements Ltd.	765,131	1,390
UCO Bank	961,056	1,368
Videocon Industries Ltd.	488,332	1,345
Indraprastha Gas Ltd.	202,804	1,331
Century Textiles & Industries Ltd.	146,811	1,328

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

		Market
		Value
	Shares	($000)
CMC Ltd.	42,035	1,327
* Mangalore Refinery & Petrochemicals Ltd.	1,356,433	1,311
Gujarat State Petronet Ltd.	811,209	1,281
Gujarat State Fertilisers & Chemicals Ltd.	604,857	1,193
Gujarat Mineral Development Corp. Ltd.	447,189	1,110
* Hindustan Construction Co. Ltd.	2,007,730	1,084
McLeod Russel India Ltd.	254,172	1,076
Karnataka Bank Ltd.	531,867	1,074
* Central Bank of India	971,611	1,061
Multi Commodity Exchange of India Ltd.	74,947	1,020
Jindal Saw Ltd.	799,193	1,011
Allahabad Bank	537,480	1,007
Rolta India Ltd.	535,846	966
Srei Infrastructure Finance Ltd.	1,246,063	965
Raymond Ltd.	124,727	940
Welspun Corp. Ltd.	730,328	929
Andhra Bank	678,278	928
Polaris Financial Technology Ltd.	296,791	912
Future Retail Ltd.	456,922	872
Corp Bank	156,077	860
Alstom India Ltd.	91,683	794
* Punj Lloyd Ltd.	1,250,160	779
Vijaya Bank	993,952	776
* Balrampur Chini Mills Ltd.	826,689	740
* Shree Renuka Sugars Ltd.	2,476,247	687
Chambal Fertilizers & Chemicals Ltd.	670,306	676
* Shipping Corp. of India Ltd.	676,911	664
* Bajaj Hindusthan Ltd.	1,860,521	591
Bhushan Steel Ltd.	316,659	546
* IVRCL Ltd.	1,597,447	489
* Jet Airways India Ltd.	120,494	456
Radico Khaitan Ltd.	301,618	451
* Pipavav Defence & Offshore Engineering Co. Ltd.	701,378	441
* Tata Teleservices Maharashtra Ltd.	2,782,308	425
Bombay Dyeing & Manufacturing Co. Ltd.	342,887	373
Financial Technologies India Ltd.	128,097	363
* Lanco Infratech Ltd.	2,754,258	298
* Parsvnath Developers Ltd.	855,285	283
Sesa Sterlite Ltd. ADR	16,320	275
* Intellect Design Arena Ltd.	296,791	232
* Gujarat NRE Coke Ltd.	1,461,217	178
* Nagarjuna Fertilizers & Chemicals Ltd.	312,129	57
Jain Irrigation Systems Ltd.	32,150	31
		2,837,083
Indonesia (0.5%)
Bank Central Asia Tbk PT	77,257,200	83,587
Telekomunikasi Indonesia Persero Tbk PT	317,713,300	72,924
Astra International Tbk PT	126,688,400	71,906
Bank Rakyat Indonesia Persero Tbk PT	67,786,900	62,305
Bank Mandiri Persero Tbk PT	58,857,124	50,512
Perusahaan Gas Negara Persero Tbk PT	67,144,200	33,080
Semen Indonesia Persero Tbk PT	18,769,200	24,998
Bank Negara Indonesia Persero Tbk PT	46,761,995	23,043
Kalbe Farma Tbk PT	131,766,410	18,598
Unilever Indonesia Tbk PT	7,195,400	18,112
Indocement Tunggal Prakarsa Tbk PT	8,415,800	16,950
Charoen Pokphand Indonesia Tbk PT	46,314,458	16,104
Indofood Sukses Makmur Tbk PT	27,619,800	15,619
United Tractors Tbk PT	9,536,903	14,719
Gudang Garam Tbk PT	2,928,500	14,000
Lippo Karawaci Tbk PT	120,737,500	10,750
Tower Bersama Infrastructure Tbk PT	12,453,400	9,186
XL Axiata Tbk PT	18,037,423	8,249
Adaro Energy Tbk PT	80,162,478	7,617

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

		Market
		Value
	Shares	($000)
Summarecon Agung Tbk PT	68,663,400	7,184
Media Nusantara Citra Tbk PT	30,637,112	7,105
Bank Danamon Indonesia Tbk PT	19,831,509	6,948
Jasa Marga Persero Tbk PT	12,919,000	6,863
Indofood CBP Sukses Makmur Tbk PT	7,429,800	6,804
Surya Citra Media Tbk PT	23,798,100	6,722
Ciputra Development Tbk PT	65,679,300	6,228
Bumi Serpong Damai Tbk PT	45,957,700	6,108
Tambang Batubara Bukit Asam Persero Tbk PT	5,073,700	5,441
Global Mediacom Tbk PT	30,513,618	4,951
Matahari Putra Prima Tbk PT	17,269,800	4,505
Indo Tambangraya Megah Tbk PT	2,516,600	4,413
* MNC Investama Tbk PT	156,201,000	4,335
* Trada Maritime Tbk PT	27,152,800	4,145
AKR Corporindo Tbk PT	9,898,100	4,053
Vale Indonesia Tbk PT	12,702,998	4,031
Astra Agro Lestari Tbk PT	2,053,600	4,027
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	59,491,200	3,736
Wijaya Karya Persero Tbk PT	13,553,900	3,211
Ace Hardware Indonesia Tbk PT	44,367,700	2,992
Alam Sutera Realty Tbk PT	74,853,800	2,903
Pakuwon Jati Tbk PT	76,528,200	2,880
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	16,918,000	2,743
Medco Energi Internasional Tbk PT	7,942,900	2,547
* Indosat Tbk PT	6,961,500	2,109
Arwana Citramulia Tbk PT	27,778,678	2,104
Bank Tabungan Negara Persero Tbk PT	21,934,697	2,066
Holcim Indonesia Tbk PT	10,608,900	2,064
* Energi Mega Persada Tbk PT	218,863,532	2,048
Mitra Adiperkasa Tbk PT	4,483,600	1,971
* Siloam International Hospitals Tbk PT	1,542,300	1,767
Aneka Tambang Persero Tbk PT	20,994,900	1,686
* Garuda Indonesia Persero Tbk PT	37,275,209	1,636
Timah Persero Tbk PT	15,680,287	1,603
Surya Semesta Internusa Tbk PT	24,588,100	1,565
Intiland Development Tbk PT	31,201,400	1,537
* Bumi Resources Tbk PT	126,413,500	1,444
* Sigmagold Inti Perkasa Tbk PT	36,846,200	1,433
Salim Ivomas Pratama Tbk PT	20,004,200	1,293
Agung Podomoro Land Tbk PT	43,804,600	1,280
Ramayana Lestari Sentosa Tbk PT	17,643,300	1,193
* Bakrie and Brothers Tbk PT	274,678,500	1,136
Gajah Tunggal Tbk PT	9,091,300	1,084
* Bakrieland Development Tbk PT	202,316,500	837
* Krakatau Steel Persero Tbk PT	18,949,700	747
Harum Energy Tbk PT	5,296,000	693
Sampoerna Agro PT	3,267,700	568
* Indika Energy Tbk PT	9,803,100	515
* Berlian Laju Tanker Tbk PT	25,926,000	420
* Bakrie Telecom Tbk PT	94,762,000	392
BISI International Tbk PT	6,953,500	284
* Darma Henwa Tbk PT	41,394,000	171
Citra Marga Nusaphala Persada Tbk PT	26,000	7
		722,787
Ireland (0.2%)
* Bank of Ireland	174,440,454	68,613
Kerry Group plc Class A	921,531	62,641
* Ryanair Holdings plc ADR	719,647	39,969
Smurfit Kappa Group plc	1,452,219	29,999
Paddy Power plc	233,610	17,024
Kingspan Group plc	1,071,135	16,743
Glanbia plc	1,099,497	15,530
C&C Group plc	2,182,543	9,728
* Ryanair Holdings plc	701,590	6,690

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

		Market
		Value
	Shares	($000)
FBD Holdings plc	128,674	2,176
Aer Lingus Group plc	1,144,792	2,061
* Irish Bank Resolution Corp. Ltd.	698,992	—
		271,174
Israel (0.5%)
Teva Pharmaceutical Industries Ltd.	6,008,906	339,738
Bank Hapoalim BM	6,267,681	32,046
* Bank Leumi Le-Israel BM	7,937,349	28,403
Bezeq The Israeli Telecommunication Corp. Ltd.	11,955,394	20,281
Israel Chemicals Ltd.	2,798,051	18,873
NICE-Systems Ltd.	336,109	13,590
Delek Group Ltd.	29,852	10,245
* Israel Discount Bank Ltd. Class A	5,748,532	9,300
Elbit Systems Ltd.	151,098	9,212
* Mizrahi Tefahot Bank Ltd.	731,536	8,097
Azrieli Group	232,742	7,499
* Israel Corp. Ltd.	14,720	7,251
Gazit-Globe Ltd.	545,327	6,364
Frutarom Industries Ltd.	224,769	5,594
Osem Investments Ltd.	242,462	4,685
Paz Oil Co. Ltd.	30,781	4,387
* EZchip Semiconductor Ltd.	186,077	3,848
* Partner Communications Co. Ltd.	545,046	3,576
Harel Insurance Investments & Financial Services Ltd.	689,442	3,464
Strauss Group Ltd.	201,346	3,256
Alony Hetz Properties & Investments Ltd.	468,437	3,120
Shikun & Binui Ltd.	1,247,835	2,850
* Delek Energy Systems Ltd.	4,381	2,818
Reit 1 Ltd.	933,783	2,411
* Nitsba Holdings 1995 Ltd.	158,355	2,307
Cellcom Israel Ltd. (Registered)	219,138	2,223
Ormat Industries	321,933	2,186
* Oil Refineries Ltd.	6,715,132	2,174
* Compugen Ltd.	288,543	2,133
Melisron Ltd.	80,577	2,109
* Allot Communications Ltd.	180,963	2,092
* Jerusalem Oil Exploration	50,542	2,009
Amot Investments Ltd.	613,385	1,931
* Clal Insurance Enterprises Holdings Ltd.	121,954	1,926
* Tower Semiconductor Ltd.	189,640	1,893
Ituran Location and Control Ltd.	91,553	1,840
Delek Automotive Systems Ltd.	178,946	1,814
First International Bank Of Israel Ltd.	127,666	1,789
Migdal Insurance & Financial Holding Ltd.	1,298,386	1,747
* Nova Measuring Instruments Ltd.	174,351	1,746
* Evogene Ltd.	151,472	1,686
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	37,513	1,677
* Airport City Ltd.	181,945	1,619
* Menorah Mivtachim Holdings Ltd.	137,890	1,467
* Mazor Robotics Ltd.	257,363	1,466
Norstar Holdings Inc.	56,591	1,381
Phoenix Holdings Ltd.	457,345	1,365
* Gilat Satellite Networks Ltd.	258,325	1,250
* Naphtha Israel Petroleum Corp. Ltd.	178,713	1,155
* Silicom Ltd.	33,339	1,130
Electra Ltd.	8,651	1,121
* Africa Israel Investments Ltd.	693,410	1,098
Africa Israel Properties Ltd.	74,359	1,072
Jerusalem Economy Ltd.	146,266	1,054
Shufersal Ltd.	410,376	1,013
Cellcom Israel Ltd.	96,644	978
* AudioCodes Ltd.	204,540	965
* Discount Investment Corp. Ltd.	129,965	885
* Ceragon Networks Ltd.	364,505	577

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

			Market
			Value
		Shares	($000)
*	Kamada Ltd.	139,475	572
*	Hadera Paper Ltd.	11,192	370
*	Property & Building Corp. Ltd.	6,314	361
	Elco Ltd.	40,342	335
	Babylon Ltd.	146,605	80
*	Clal Biotechnology Industries Ltd.	15,894	17
*	Africa Israel Investments Ltd Warrants Exp. 03/31/2015	52,298	3
			607,524
Italy (1.7%)
	Eni SPA	15,620,357	332,676
	Intesa Sanpaolo SPA (Registered)	74,729,910	219,380
	Enel SPA	41,124,172	210,017
	UniCredit SPA	28,639,252	207,104
	Assicurazioni Generali SPA	7,990,010	163,776
*	Telecom Italia SPA (Registered)	66,208,701	74,795
	Snam SPA	13,279,862	71,816
*,^	Fiat Chrysler Automobiles NV	5,391,848	60,170
	Atlantia SPA	2,519,491	59,312
	Luxottica Group SPA	1,114,034	56,692
	Tenaris SA	2,719,708	53,814
	CNH Industrial NV	5,816,321	47,419
	Terna Rete Elettrica Nazionale SPA	9,044,990	45,598
	Unione di Banche Italiane SCpA	5,472,875	42,918
	Telecom Italia SPA (Bearer)	38,262,108	34,209
	Banco Popolare SC	2,279,248	33,043
*	Mediobanca SPA	3,469,835	30,578
	Pirelli & C. SPA	2,105,385	28,196
	Exor SPA	620,719	27,066
*	Saipem SPA	1,589,098	24,929
	Enel Green Power SPA	9,805,544	24,099
*	Banca Popolare dell'Emilia Romagna SC	3,027,448	23,085
	Prysmian SPA	1,300,291	22,519
*	Finmeccanica SPA	2,424,674	21,889
	Banca Monte dei Paschi di Siena SPA	27,788,685	21,147
*	Banca Popolare di Milano Scarl	27,877,676	20,979
	Azimut Holding SPA	642,179	15,025
*	Mediaset SPA	4,260,446	14,251
	UnipolSai SPA	5,213,971	14,004
	Davide Campari-Milano SPA	1,797,221	12,924
	Banca Popolare di Sondrio SCARL	2,843,940	11,374
	Mediolanum SPA	1,634,535	11,006
	Recordati SPA	628,407	10,876
	Hera SPA	3,870,597	10,180
	Moncler SPA	710,397	9,852
^	GTECH SPA	413,936	9,641
	Banca Generali SPA	357,432	9,487
	A2A SPA	8,956,180	8,972
	Ansaldo STS SPA	762,159	8,760
^	Tod's SPA	85,456	7,862
	Unipol Gruppo Finanziario SPA Preference Shares	1,733,077	7,717
*	Credito Valtellinese SC	6,962,603	7,209
	Salvatore Ferragamo SPA	297,606	7,033
	Italcementi SPA	1,220,766	7,003
*	World Duty Free SPA	811,773	6,867
	Unipol Gruppo Finanziario SPA	1,403,603	6,785
	Interpump Group SPA	498,498	6,502
*	Yoox SPA	349,130	6,451
	Brembo SPA	192,690	6,389
^	UnipolSai SPA	2,359,104	6,303
	Buzzi Unicem SPA	455,974	6,165
	De' Longhi	308,210	6,030
	Parmalat SPA	1,943,061	5,840
	DiaSorin SPA	146,595	5,664
*	Sorin SPA	2,485,740	5,560

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

			Market
			Value
		Shares	($000)
	Tenaris SA ADR	139,938	5,547
*	Autogrill SPA	796,113	5,397
*	Ei Towers SPA	106,562	5,340
	Danieli & C Officine Meccaniche SPA	261,504	4,717
^	Societa Cattolica di Assicurazioni SCRL	297,527	4,609
	Societa Iniziative Autostradali e Servizi SPA	439,877	4,404
*,^	Banca Carige SPA	51,887,903	4,352
^	Beni Stabili SpA SIIQ	5,997,988	4,135
	ACEA SPA	310,271	3,797
	Credito Emiliano SPA	481,330	3,704
	ERG SPA	304,175	3,489
*	Salini Impregilo SPA	1,218,353	3,356
	Iren SPA	2,756,748	3,332
	MARR SPA	203,086	3,236
*	Indesit Co. SPA	233,720	3,213
	Amplifon SPA	542,290	3,177
	Industria Macchine Automatiche SPA	77,323	3,031
*,^	Piaggio & C SPA	1,076,746	3,009
^	Brunello Cucinelli SPA	148,012	2,995
	ASTM SPA	233,044	2,803
*	Safilo Group SPA	198,708	2,688
*,^	RCS MediaGroup SPA	2,203,107	2,318
*	CIR-Compagnie Industriali Riunite SPA	2,295,621	2,302
^	Astaldi SPA	300,660	2,102
	Cementir Holding SPA	351,133	2,101
	Danieli & C Officine Meccaniche SPA	82,959	1,935
	Italmobiliare SPA	106,277	1,705
*,^	Saras SPA	1,586,012	1,617
	Immobiliare Grande Distribuzione	1,908,572	1,592
*,^	Geox SPA	486,445	1,488
	Esprinet SPA	154,640	1,275
	Zignago Vetro SPA	177,742	1,224
*,^	Gruppo Editoriale L'Espresso SPA	973,486	1,042
	Falck Renewables SPA	790,642	1,000
*,^	DeA Capital SPA	494,041	908
	Italmobiliare SPA	37,665	896
*	Cofide SPA	1,838,517	859
^	Trevi Finanziaria Industriale SPA	220,031	790
*,^	Arnoldo Mondadori Editore SPA	799,782	660
*,^	Sogefi SPA	250,655	652
*,^	Juventus Football Club SPA	2,263,804	627
*,^	Fiera Milano SPA	64,801	470
*,^	Trevi Finanziaria Industriale SPA Rights Exp. 11/06/2014	220,031	245
*	Gemina SPA CVR	2,837,088	46
			2,317,143
Japan (16.1%)
	Toyota Motor Corp.	16,796,710	1,010,426
	Mitsubishi UFJ Financial Group Inc.	89,710,333	534,906
	SoftBank Corp.	5,968,063	442,226
	Honda Motor Co. Ltd.	11,371,530	361,806
	Sumitomo Mitsui Financial Group Inc.	8,518,974	346,299
^	Mizuho Financial Group Inc.	151,739,250	276,509
	Hitachi Ltd.	29,425,106	236,265
	Japan Tobacco Inc.	6,686,654	231,671
	KDDI Corp.	3,471,130	223,622
	Astellas Pharma Inc.	14,006,145	221,240
	Canon Inc.	7,177,656	221,055
	FANUC Corp.	1,245,299	218,793
	Takeda Pharmaceutical Co. Ltd.	4,905,809	213,997
	Mitsubishi Estate Co. Ltd.	8,015,755	205,842
	Seven & I Holdings Co. Ltd.	4,945,008	195,258
	Mitsui Fudosan Co. Ltd.	6,009,915	194,641
	East Japan Railway Co.	2,406,476	190,314
	Central Japan Railway Co.	1,201,060	185,299

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

		Market
		Value
	Shares	($000)
Mitsubishi Corp.	8,959,616	178,629
Shin-Etsu Chemical Co. Ltd.	2,613,084	169,979
Mitsui & Co. Ltd.	10,967,866	168,038
Mitsubishi Electric Corp.	12,523,282	163,308
Panasonic Corp.	13,482,309	162,632
NTT DOCOMO Inc.	8,913,900	149,460
Nissan Motor Co. Ltd.	16,083,933	148,869
Tokio Marine Holdings Inc.	4,520,891	146,504
Nippon Telegraph & Telephone Corp.	2,344,639	146,472
Komatsu Ltd.	6,037,429	145,072
Murata Manufacturing Co. Ltd.	1,271,274	144,573
Nippon Steel & Sumitomo Metal Corp.	53,605,029	143,765
Bridgestone Corp.	4,225,635	141,221
Denso Corp.	3,026,737	140,954
Keyence Corp.	288,964	139,723
Nomura Holdings Inc.	22,249,385	139,515
Fuji Heavy Industries Ltd.	3,969,306	134,675
Mitsubishi Heavy Industries Ltd.	20,318,400	129,025
Kao Corp.	3,336,322	127,986
Sony Corp.	6,326,590	127,483
Kubota Corp.	7,918,394	126,592
Fast Retailing Co. Ltd.	336,031	124,700
ITOCHU Corp.	9,843,655	120,521
Toshiba Corp.	26,067,104	116,436
ORIX Corp.	8,225,320	115,159
SMC Corp.	393,239	113,962
Dai-ichi Life Insurance Co. Ltd.	7,172,000	109,137
Daikin Industries Ltd.	1,692,820	106,582
Sumitomo Realty & Development Co. Ltd.	2,747,033	104,081
Sumitomo Mitsui Trust Holdings Inc.	24,271,511	100,079
Hoya Corp.	2,682,305	98,063
Kyocera Corp.	2,051,256	96,247
FUJIFILM Holdings Corp.	2,907,519	95,616
Nidec Corp.	1,411,308	92,739
Suzuki Motor Corp.	2,650,465	90,100
Daiwa Securities Group Inc.	11,094,910	88,432
Otsuka Holdings Co. Ltd.	2,442,282	87,556
Tokyo Gas Co. Ltd.	15,005,382	87,329
Asahi Group Holdings Ltd.	2,728,511	85,408
Secom Co. Ltd.	1,314,403	81,480
Mazda Motor Corp.	3,377,892	81,164
Daiwa House Industry Co. Ltd.	4,094,110	78,900
Sumitomo Corp.	7,136,748	77,245
MS&AD Insurance Group Holdings Inc.	3,447,967	75,660
Inpex Corp.	5,843,300	74,896
Kirin Holdings Co. Ltd.	5,630,172	73,600
Nintendo Co. Ltd.	673,295	73,238
Oriental Land Co. Ltd.	334,264	72,943
Asahi Kasei Corp.	8,463,144	70,302
Resona Holdings Inc.	11,970,428	69,625
* Olympus Corp.	1,891,198	69,152
Fujitsu Ltd.	11,295,378	69,126
Marubeni Corp.	10,569,793	68,729
Eisai Co. Ltd.	1,748,611	68,506
Omron Corp.	1,397,305	67,783
Tokyo Electron Ltd.	1,089,366	67,602
Shimano Inc.	499,879	67,192
Ajinomoto Co. Inc.	3,564,758	66,892
Sumitomo Electric Industries Ltd.	4,861,667	66,839
JX Holdings Inc.	15,363,860	66,735
Daiichi Sankyo Co. Ltd.	4,408,897	66,693
Toray Industries Inc.	9,826,450	66,541
JFE Holdings Inc.	3,265,791	65,398
Sompo Japan Nipponkoa Holdings Inc.	2,447,166	62,797

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

			Market
			Value
		Shares	($000)
	Daito Trust Construction Co. Ltd.	485,916	61,364
	Ono Pharmaceutical Co. Ltd.	591,138	60,589
	NEC Corp.	16,502,932	59,498
	Terumo Corp.	2,309,262	58,688
	West Japan Railway Co.	1,206,190	58,210
	Nitto Denko Corp.	1,045,672	57,630
	Rakuten Inc.	4,939,400	56,478
	Yamato Holdings Co. Ltd.	2,550,049	54,971
	T&D Holdings Inc.	4,187,050	54,739
*	Chubu Electric Power Co. Inc.	4,495,708	54,165
	Isuzu Motors Ltd.	4,034,176	53,988
	Tokyu Corp.	8,005,504	53,422
	Dentsu Inc.	1,424,819	53,394
	Shionogi & Co. Ltd.	2,025,122	52,646
	Unicharm Corp.	2,243,853	52,554
	Toyota Industries Corp.	1,073,680	51,545
	Osaka Gas Co. Ltd.	12,521,834	50,460
*	Kansai Electric Power Co. Inc.	4,917,685	49,037
	Hankyu Hanshin Holdings Inc.	8,001,455	48,184
	Sumitomo Metal Mining Co. Ltd.	3,370,716	47,420
	Ricoh Co. Ltd.	4,440,883	47,080
	Makita Corp.	799,475	46,839
	Bank of Yokohama Ltd.	7,948,448	46,354
	TDK Corp.	781,069	45,063
	Sekisui House Ltd.	3,599,710	45,042
	IHI Corp.	9,006,749	44,468
	Aeon Co. Ltd.	4,412,952	44,417
	Japan Exchange Group Inc.	1,738,747	43,607
	Mitsubishi Chemical Holdings Corp.	8,596,458	43,085
	Chugai Pharmaceutical Co. Ltd.	1,410,945	42,972
	Sysmex Corp.	972,434	42,774
	Seiko Epson Corp.	888,011	42,053
	Aisin Seiki Co. Ltd.	1,252,057	41,981
	Shizuoka Bank Ltd.	4,004,824	41,886
	Shiseido Co. Ltd.	2,488,495	41,624
	Mitsubishi Motors Corp.	3,936,130	41,436
	NSK Ltd.	3,006,952	40,398
	LIXIL Group Corp.	1,808,144	39,910
	Kintetsu Corp.	11,289,546	39,605
	Dai Nippon Printing Co. Ltd.	3,958,353	39,456
	NGK Insulators Ltd.	1,776,733	39,225
	Kawasaki Heavy Industries Ltd.	9,792,304	38,873
	Yakult Honsha Co. Ltd.	692,081	38,508
	Tohoku Electric Power Co. Inc.	3,033,187	38,363
	MEIJI Holdings Co. Ltd.	449,839	38,341
	Taisei Corp.	6,741,399	38,090
	Odakyu Electric Railway Co. Ltd.	3,955,371	37,591
	Rohm Co. Ltd.	602,566	37,517
	JGC Corp.	1,405,391	36,966
	NGK Spark Plug Co. Ltd.	1,388,819	36,847
	Toyota Tsusho Corp.	1,427,116	36,276
*,^	Recruit Holdings Co. Ltd.	1,096,928	36,084
	Konica Minolta Inc.	3,174,189	35,923
^	Chiba Bank Ltd.	4,890,445	34,999
	Tobu Railway Co. Ltd.	6,797,285	34,743
	Asahi Glass Co. Ltd.	6,522,678	34,402
	Yamaha Motor Co. Ltd.	1,777,409	34,210
	Sumitomo Chemical Co. Ltd.	9,777,919	34,130
	Sekisui Chemical Co. Ltd.	2,704,527	33,620
*	Tokyo Electric Power Co. Inc.	9,257,809	33,618
^	Nippon Paint Holdings Co. Ltd.	1,445,000	32,955
*	Kyushu Electric Power Co. Inc.	2,955,695	32,342
	Electric Power Development Co. Ltd.	928,183	32,107
	Isetan Mitsukoshi Holdings Ltd.	2,297,663	31,593

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

			Market
			Value
		Shares	($000)
	NTT Data Corp.	800,700	31,482
	Nitori Holdings Co. Ltd.	483,280	31,107
	Shimizu Corp.	4,154,794	31,090
	Minebea Co. Ltd.	2,216,000	30,740
	Nikon Corp.	2,238,137	30,698
	Bandai Namco Holdings Inc.	1,237,564	30,610
	Santen Pharmaceutical Co. Ltd.	504,847	30,302
	Obayashi Corp.	4,296,404	30,208
	Kobe Steel Ltd.	18,686,912	30,088
^	Yahoo Japan Corp.	8,481,100	30,022
	Keio Corp.	3,849,175	29,635
	Brother Industries Ltd.	1,605,827	29,402
	Suntory Beverage & Food Ltd.	803,882	28,971
	NH Foods Ltd.	1,240,313	28,765
	Lawson Inc.	416,293	28,463
	Fukuoka Financial Group Inc.	5,448,984	28,286
	Kikkoman Corp.	1,212,878	28,080
	Taiheiyo Cement Corp.	7,605,398	27,950
	Asics Corp.	1,178,011	27,172
	Nippon Yusen KK	10,284,567	27,146
	Nissin Foods Holdings Co. Ltd.	499,969	26,721
	Toppan Printing Co. Ltd.	3,852,365	26,552
	Aozora Bank Ltd.	7,381,969	26,349
	Keikyu Corp.	3,134,187	26,345
	Chugoku Electric Power Co. Inc.	1,968,745	26,290
	Kuraray Co. Ltd.	2,209,104	25,930
*,^	Sharp Corp.	10,102,150	25,848
	Suruga Bank Ltd.	1,222,593	25,825
	Shinsei Bank Ltd.	11,300,037	25,424
	Nippon Express Co. Ltd.	5,714,425	25,408
	Mitsubishi Materials Corp.	7,955,570	25,287
	Kansai Paint Co. Ltd.	1,628,033	25,249
	Hino Motors Ltd.	1,706,883	25,083
	Kajima Corp.	5,429,284	24,668
	Hirose Electric Co. Ltd.	198,220	24,613
	Koito Manufacturing Co. Ltd.	794,000	24,570
^	Nagoya Railroad Co. Ltd.	5,523,000	24,236
	Daicel Corp.	2,004,782	23,658
^	Casio Computer Co. Ltd.	1,459,283	23,498
	Joyo Bank Ltd.	4,307,506	23,402
	JSR Corp.	1,277,306	23,280
	JTEKT Corp.	1,437,354	23,279
	Tokyo Tatemono Co. Ltd.	2,617,000	23,052
	TOTO Ltd.	2,007,224	22,670
	Mitsui OSK Lines Ltd.	7,113,923	22,638
	Yokogawa Electric Corp.	1,589,043	22,491
	Trend Micro Inc.	661,363	22,393
	Rinnai Corp.	247,500	22,161
	Mitsubishi Tanabe Pharma Corp.	1,423,853	21,894
	USS Co. Ltd.	1,355,080	21,894
	Don Quijote Holdings Co. Ltd.	359,600	21,712
	Oji Holdings Corp.	6,013,705	21,707
	Toyo Suisan Kaisha Ltd.	624,279	21,574
	Keisei Electric Railway Co. Ltd.	1,810,500	21,541
	J Front Retailing Co. Ltd.	1,604,936	21,526
	Credit Saison Co. Ltd.	1,010,751	21,502
	Iyo Bank Ltd.	1,974,653	21,387
	Taisho Pharmaceutical Holdings Co. Ltd.	296,733	21,105
	Tokyu Fudosan Holdings Corp.	2,963,318	21,080
	Hulic Co. Ltd.	1,871,500	20,901
	Yaskawa Electric Corp.	1,595,112	20,890
	Nomura Research Institute Ltd.	625,151	20,808
	Hitachi Metals Ltd.	1,212,441	20,801
^	Ryohin Keikaku Co. Ltd.	151,400	20,586

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

		Market
		Value
	Shares	($000)
Amada Co. Ltd.	2,304,492	20,543
Hamamatsu Photonics KK	442,410	20,466
Japan Airlines Co. Ltd.	766,508	20,424
Sumitomo Heavy Industries Ltd.	3,589,460	20,280
Sega Sammy Holdings Inc.	1,265,341	20,243
Bank of Kyoto Ltd.	2,310,925	20,222
Kyowa Hakko Kirin Co. Ltd.	1,721,736	20,162
Stanley Electric Co. Ltd.	974,737	20,046
THK Co. Ltd.	761,258	19,415
Alps Electric Co. Ltd.	1,100,600	19,057
M3 Inc.	1,122,800	18,924
NOK Corp.	723,130	18,921
Nabtesco Corp.	754,556	18,898
Gunma Bank Ltd.	2,963,289	18,765
Hiroshima Bank Ltd.	3,689,166	18,719
Hachijuni Bank Ltd.	2,975,425	18,498
^ Daihatsu Motor Co. Ltd.	1,325,097	18,494
Keihan Electric Railway Co. Ltd.	3,600,000	18,244
Toho Gas Co. Ltd.	3,258,573	17,935
Sony Financial Holdings Inc.	1,108,532	17,892
MISUMI Group Inc.	556,800	17,804
^ Yamada Denki Co. Ltd.	5,536,930	17,790
ANA Holdings Inc.	7,410,946	17,751
Nissan Chemical Industries Ltd.	938,000	17,703
Air Water Inc.	1,098,553	17,667
Toho Co. Ltd.	755,297	17,499
* Mitsui Chemicals Inc.	5,897,556	17,472
Hisamitsu Pharmaceutical Co. Inc.	516,504	17,461
Seven Bank Ltd.	4,131,719	17,282
^ Seibu Holdings Inc.	907,309	17,245
Chugoku Bank Ltd.	1,145,109	17,239
Hokuhoku Financial Group Inc.	8,589,000	17,048
Tosoh Corp.	3,821,279	16,878
Mitsubishi UFJ Lease & Finance Co. Ltd.	3,164,070	16,849
Fuji Electric Co. Ltd.	3,786,774	16,830
Calbee Inc.	467,100	16,732
^ Taiyo Nippon Sanso Corp.	1,860,882	16,667
Nisshin Seifun Group Inc.	1,667,690	16,647
Shimadzu Corp.	1,865,080	16,549
Yokohama Rubber Co. Ltd.	1,770,000	16,110
Ebara Corp.	2,865,000	16,065
Hokuriku Electric Power Co.	1,178,718	16,058
Mitsubishi Gas Chemical Co. Inc.	2,663,271	16,047
Kurita Water Industries Ltd.	738,106	15,922
Hakuhodo DY Holdings Inc.	1,581,980	15,910
TonenGeneral Sekiyu KK	1,797,795	15,848
Miraca Holdings Inc.	373,449	15,834
FamilyMart Co. Ltd.	394,793	15,828
Benesse Holdings Inc.	497,163	15,767
Alfresa Holdings Corp.	1,214,532	15,677
Sumitomo Rubber Industries Ltd.	1,130,530	15,615
Obic Co. Ltd.	426,900	15,588
Hoshizaki Electric Co. Ltd.	313,600	15,587
Nankai Electric Railway Co. Ltd.	3,203,000	15,543
SBI Holdings Inc.	1,337,910	15,535
Yamaha Corp.	1,109,956	15,396
Mabuchi Motor Co. Ltd.	172,416	15,289
Shimamura Co. Ltd.	170,999	15,105
Japan Airport Terminal Co. Ltd.	371,100	15,077
Yamaguchi Financial Group Inc.	1,558,340	15,003
^ AEON Financial Service Co. Ltd.	700,065	14,991
Teijin Ltd.	6,132,422	14,961
Nippon Kayaku Co. Ltd.	1,122,000	14,901
Takashimaya Co. Ltd.	1,770,922	14,796

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

		Market
		Value
	Shares	($000)
^ NTN Corp.	3,300,324	14,779
Kamigumi Co. Ltd.	1,470,414	14,552
COMSYS Holdings Corp.	798,900	14,495
Pigeon Corp.	229,700	14,430
Mitsubishi Logistics Corp.	930,435	14,333
Marui Group Co. Ltd.	1,671,675	14,264
Hitachi Construction Machinery Co. Ltd.	669,340	13,800
Sawai Pharmaceutical Co. Ltd.	229,600	13,748
* Shikoku Electric Power Co. Inc.	985,794	13,630
Zenkoku Hosho Co. Ltd.	423,800	13,613
Nomura Real Estate Holdings Inc.	759,047	13,538
Citizen Holdings Co. Ltd.	2,053,291	13,472
Toyo Seikan Group Holdings Ltd.	1,091,832	13,410
Tsuruha Holdings Inc.	223,600	13,389
Kawasaki Kisen Kaisha Ltd.	5,780,710	13,350
77 Bank Ltd.	2,345,000	13,297
Kobayashi Pharmaceutical Co. Ltd.	208,700	13,206
Haseko Corp.	1,760,400	13,143
Suzuken Co. Ltd.	478,792	13,073
Dowa Holdings Co. Ltd.	1,519,000	12,994
Nihon Kohden Corp.	254,200	12,920
Nishi-Nippon City Bank Ltd.	4,566,372	12,812
Showa Denko KK	9,547,762	12,726
Sugi Holdings Co. Ltd.	286,000	12,688
Kewpie Corp.	724,300	12,687
Nippon Shokubai Co. Ltd.	1,034,000	12,686
Idemitsu Kosan Co. Ltd.	640,340	12,676
Hitachi High-Technologies Corp.	407,063	12,628
Advantest Corp.	1,076,315	12,563
GS Yuasa Corp.	2,482,526	12,493
Nippon Electric Glass Co. Ltd.	2,620,931	12,383
Sankyo Co. Ltd.	336,151	12,352
Konami Corp.	612,593	12,292
MediPal Holdings Corp.	1,081,734	12,193
Otsuka Corp.	323,231	12,111
Zeon Corp.	1,282,000	12,043
^ Sumitomo Dainippon Pharma Co. Ltd.	1,015,492	11,973
Kaneka Corp.	2,156,429	11,957
Sojitz Corp.	7,915,787	11,885
Hitachi Chemical Co. Ltd.	654,615	11,826
Nippon Shinyaku Co. Ltd.	396,000	11,824
Iida Group Holdings Co. Ltd.	1,015,863	11,760
Kaken Pharmaceutical Co. Ltd.	460,000	11,725
Kakaku.com Inc.	847,200	11,603
Aeon Mall Co. Ltd.	621,979	11,600
Chiyoda Corp.	1,098,963	11,424
Yamazaki Baking Co. Ltd.	924,640	11,324
^ Sanrio Co. Ltd.	391,840	11,248
Azbil Corp.	458,700	11,248
Topcon Corp.	476,900	11,242
Ibiden Co. Ltd.	732,852	11,056
NHK Spring Co. Ltd.	1,169,789	10,908
Tadano Ltd.	746,000	10,899
DIC Corp.	5,225,000	10,825
Tokai Tokyo Financial Holdings Inc.	1,544,800	10,673
Sundrug Co. Ltd.	216,100	10,629
Ezaki Glico Co. Ltd.	326,500	10,624
Sotetsu Holdings Inc.	2,784,000	10,593
Toyo Tire & Rubber Co. Ltd.	632,700	10,573
Mitsui Engineering & Shipbuilding Co. Ltd.	4,776,000	10,507
Showa Shell Sekiyu KK	1,219,459	10,502
Disco Corp.	152,700	10,479
^ Oki Electric Industry Co. Ltd.	4,425,000	10,441
^ Sapporo Holdings Ltd.	2,383,000	10,399

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

			Market
			Value
		Shares	($000)
	Sanwa Holdings Corp.	1,432,500	10,260
	Ube Industries Ltd.	6,715,333	10,175
	Sohgo Security Services Co. Ltd.	428,600	10,169
	Maruichi Steel Tube Ltd.	420,612	10,125
^	Nippon Paper Industries Co. Ltd.	676,556	10,051
	Nagase & Co. Ltd.	765,500	9,995
^	Glory Ltd.	375,400	9,965
^	Resorttrust Inc.	408,100	9,904
*	Leopalace21 Corp.	1,561,300	9,904
*	Hokkaido Electric Power Co. Inc.	1,171,078	9,844
^	Tsumura & Co.	430,013	9,787
	Takara Holdings Inc.	1,223,500	9,782
	Nishi-Nippon Railroad Co. Ltd.	2,418,000	9,764
^	Park24 Co. Ltd.	632,300	9,612
	Square Enix Holdings Co. Ltd.	469,307	9,576
	Denki Kagaku Kogyo KK	2,920,447	9,575
	Temp Holdings Co. Ltd.	285,300	9,463
	Lion Corp.	1,645,000	9,375
	Okasan Securities Group Inc.	1,239,484	9,371
	Rohto Pharmaceutical Co. Ltd.	639,300	9,345
	Shiga Bank Ltd.	1,643,000	9,304
	H2O Retailing Corp.	550,315	9,303
	Yamato Kogyo Co. Ltd.	275,955	9,267
^	Dena Co. Ltd.	703,451	9,117
	Juroku Bank Ltd.	2,282,000	9,098
^	Iwatani Corp.	1,309,000	9,078
	Nifco Inc.	281,900	9,047
^	Sumco Corp.	657,878	9,026
	Sumitomo Forestry Co. Ltd.	845,900	9,016
	Mitsui Mining & Smelting Co. Ltd.	3,468,000	8,939
	Toyoda Gosei Co. Ltd.	469,063	8,872
	Fujikura Ltd.	2,070,000	8,832
^	Daido Steel Co. Ltd.	2,260,463	8,775
	Ushio Inc.	821,143	8,754
	Horiba Ltd.	244,500	8,744
	Keiyo Bank Ltd.	1,643,000	8,736
	Japan Aviation Electronics Industry Ltd.	433,000	8,644
	Izumi Co. Ltd.	263,200	8,600
	Awa Bank Ltd.	1,413,000	8,572
	Tsubakimoto Chain Co.	1,072,000	8,519
	DMG Mori Seiki Co. Ltd.	701,400	8,464
	Wacoal Holdings Corp.	797,000	8,412
	IT Holdings Corp.	523,900	8,409
^	ABC-Mart Inc.	143,089	8,297
	ADEKA Corp.	632,700	8,292
	Aoyama Trading Co. Ltd.	344,300	8,286
*,^	Acom Co. Ltd.	2,537,800	8,240
	Oracle Corp. Japan	211,738	8,225
	OSG Corp.	499,000	8,222
	Shimachu Co. Ltd.	321,500	8,185
	Sankyu Inc.	1,699,000	8,177
^	Japan Steel Works Ltd.	2,301,494	8,166
	Kose Corp.	198,000	8,156
	Nihon Parkerizing Co. Ltd.	335,300	8,152
	Toyobo Co. Ltd.	5,647,000	8,148
^	Cosmos Pharmaceutical Corp.	56,000	8,100
	SKY Perfect JSAT Holdings Inc.	1,295,900	8,061
	Nisshinbo Holdings Inc.	969,000	8,020
	TS Tech Co. Ltd.	326,700	8,019
^	Nishimatsu Construction Co. Ltd.	1,619,000	8,009
	Kinden Corp.	761,006	8,007
*	Kumagai Gumi Co. Ltd.	2,235,000	7,971
	Seino Holdings Co. Ltd.	995,000	7,969
^	House Foods Group Inc.	466,000	7,941

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

			Market
			Value
		Shares	($000)
	Century Tokyo Leasing Corp.	301,100	7,928
^	Sumitomo Osaka Cement Co. Ltd.	2,510,000	7,919
*,^	Kenedix Inc.	1,662,000	7,881
	Daifuku Co. Ltd.	657,900	7,820
	Nichirei Corp.	1,860,000	7,784
	NTT Urban Development Corp.	678,300	7,778
^	Kagome Co. Ltd.	477,500	7,768
	San-In Godo Bank Ltd.	999,000	7,765
	KYORIN Holdings Inc.	365,600	7,760
	Daishi Bank Ltd.	2,169,000	7,752
^	Furukawa Electric Co. Ltd.	4,344,000	7,718
	Hazama Ando Corp.	1,135,600	7,699
*,^	Aiful Corp.	1,820,400	7,679
	SCSK Corp.	282,136	7,626
	Senshu Ikeda Holdings Inc.	1,435,160	7,621
^	Taiyo Yuden Co. Ltd.	718,400	7,542
	Tokyo Ohka Kogyo Co. Ltd.	261,800	7,517
	SCREEN Holdings Co. Ltd.	1,368,000	7,485
	Higo Bank Ltd.	1,292,000	7,456
	Matsumotokiyoshi Holdings Co. Ltd.	248,500	7,453
	Kyowa Exeo Corp.	595,600	7,431
	Nachi-Fujikoshi Corp.	1,171,000	7,390
	Asahi Intecc Co. Ltd.	156,800	7,390
^	UNY Group Holdings Co. Ltd.	1,393,400	7,377
	Coca-Cola East Japan Co. Ltd.	408,893	7,374
	Jafco Co. Ltd.	185,300	7,360
	Nexon Co. Ltd.	832,046	7,345
	Hitachi Capital Corp.	294,100	7,329
	Musashino Bank Ltd.	212,000	7,303
^	Ito En Ltd.	361,500	7,290
	North Pacific Bank Ltd.	1,753,800	7,281
^	OKUMA Corp.	1,000,000	7,270
	Maeda Corp.	820,000	7,191
	Lintec Corp.	338,800	7,182
^	Hikari Tsushin Inc.	104,600	7,101
	K's Holdings Corp.	259,400	7,085
	Toagosei Co. Ltd.	1,597,000	7,077
	Nippon Konpo Unyu Soko Co. Ltd.	418,500	6,984
	Start Today Co. Ltd.	314,376	6,937
	Kagoshima Bank Ltd.	1,054,000	6,928
	Aica Kogyo Co. Ltd.	325,900	6,902
^	Shochiku Co. Ltd.	731,000	6,902
	Anritsu Corp.	904,932	6,896
	Canon Marketing Japan Inc.	330,700	6,879
	Autobacs Seven Co. Ltd.	471,700	6,875
	United Arrows Ltd.	180,600	6,845
	Toda Corp.	1,551,000	6,777
	Nanto Bank Ltd.	1,655,000	6,765
	Nissan Shatai Co. Ltd.	482,500	6,760
*,^	Japan Display Inc.	2,232,000	6,725
	Hokkoku Bank Ltd.	1,907,000	6,687
	Okumura Corp.	1,156,000	6,673
	Hyakugo Bank Ltd.	1,575,000	6,673
^	Matsui Securities Co. Ltd.	691,000	6,640
	Kissei Pharmaceutical Co. Ltd.	247,800	6,573
	Pilot Corp.	113,300	6,537
	Tokuyama Corp.	2,181,000	6,459
	Kiyo Bank Ltd.	433,000	6,437
	Japan Petroleum Exploration Co.	194,853	6,429
^	Kanamoto Co. Ltd.	174,500	6,426
	Itochu Techno-Solutions Corp.	157,749	6,401
^	Cosmo Oil Co. Ltd.	4,116,850	6,324
	Nippon Seiki Co. Ltd.	300,000	6,311
	Arcs Co. Ltd.	281,000	6,293

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

			Market
			Value
		Shares	($000)
	Tokai Rika Co. Ltd.	318,800	6,274
	Rengo Co. Ltd.	1,422,000	6,257
	HIS Co. Ltd.	236,100	6,256
	Sanken Electric Co. Ltd.	766,000	6,255
^	Bic Camera Inc.	700,100	6,230
	NOF Corp.	935,000	6,225
	Maeda Road Construction Co. Ltd.	401,000	6,213
^	SHO-BOND Holdings Co. Ltd.	158,700	6,163
	Nippo Corp.	327,000	6,078
	Miura Co. Ltd.	510,700	6,053
	Coca-Cola West Co. Ltd.	414,726	5,958
	Ogaki Kyoritsu Bank Ltd.	2,119,000	5,955
^	Penta-Ocean Construction Co. Ltd.	1,776,700	5,932
	Toshiba TEC Corp.	818,000	5,930
^	Fukuyama Transporting Co. Ltd.	1,145,000	5,829
	Fuyo General Lease Co. Ltd.	145,500	5,828
^	Nipro Corp.	696,600	5,807
	Toyo Ink SC Holdings Co. Ltd.	1,237,000	5,776
	Duskin Co. Ltd.	349,600	5,774
	Meitec Corp.	176,900	5,685
	Hyakujushi Bank Ltd.	1,733,000	5,677
	Mochida Pharmaceutical Co. Ltd.	89,700	5,663
*,^	Kadokawa Dwango Corp.	308,418	5,656
	Takasago Thermal Engineering Co. Ltd.	426,400	5,640
^	J Trust Co. Ltd.	561,800	5,622
	Nisshin Steel Co. Ltd.	593,792	5,613
	Inaba Denki Sangyo Co. Ltd.	158,800	5,597
	ZERIA Pharmaceutical Co. Ltd.	270,600	5,573
	Calsonic Kansei Corp.	972,000	5,506
	UACJ Corp.	1,474,006	5,499
*,^	Nippon Sheet Glass Co. Ltd.	5,651,413	5,498
^	Accordia Golf Co. Ltd.	524,900	5,478
	IBJ Leasing Co. Ltd.	224,000	5,391
	KYB Co. Ltd.	1,223,000	5,352
	Toho Bank Ltd.	1,447,000	5,352
	Nihon M&A Center Inc.	182,100	5,341
^	Zensho Holdings Co. Ltd.	582,600	5,309
	Fuji Machine Manufacturing Co. Ltd.	539,700	5,279
	Hitachi Zosen Corp.	976,100	5,228
^	Onward Holdings Co. Ltd.	856,000	5,189
	Pola Orbis Holdings Inc.	123,716	5,188
	Asatsu-DK Inc.	203,000	5,178
^	Kureha Corp.	1,042,000	5,177
	Bank of Okinawa Ltd.	117,100	5,177
^	Amano Corp.	459,800	5,142
*	Tokyo TY Financial Group Inc.	160,024	5,122
	Heiwa Corp.	248,600	5,122
	Nippon Gas Co. Ltd.	208,900	5,100
*,^	Sumitomo Mitsui Construction Co. Ltd.	4,179,400	5,085
	Takara Standard Co. Ltd.	610,000	5,067
^	Bank of Iwate Ltd.	110,200	5,063
	Tokyo Dome Corp.	1,179,000	5,060
^	MonotaRO Co. Ltd.	184,700	5,005
	Fujitec Co. Ltd.	492,600	4,999
	Sangetsu Co. Ltd.	195,000	4,992
^	Hogy Medical Co. Ltd.	97,000	4,989
	Nippon Soda Co. Ltd.	871,000	4,960
	Capcom Co. Ltd.	323,900	4,958
	Toho Holdings Co. Ltd.	375,500	4,955
	Nippon Television Holdings Inc.	322,400	4,936
	Hitachi Kokusai Electric Inc.	325,000	4,916
	Yamanashi Chuo Bank Ltd.	1,081,000	4,913
	Bank of Nagoya Ltd.	1,197,000	4,906
	Relo Holdings Inc.	67,500	4,883

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

		Market
		Value
	Shares	($000)
Exedy Corp.	191,300	4,865
Shinmaywa Industries Ltd.	536,000	4,859
Mitsubishi Pencil Co. Ltd.	146,300	4,835
Jaccs Co. Ltd.	808,000	4,832
Nichi-iko Pharmaceutical Co. Ltd.	288,800	4,830
^ Yamagata Bank Ltd.	1,032,000	4,828
Saibu Gas Co. Ltd.	1,953,000	4,810
Nippon Light Metal Holdings Co. Ltd.	3,295,100	4,790
Ship Healthcare Holdings Inc.	201,500	4,787
^ Fuji Kyuko Co. Ltd.	451,000	4,752
Ai Holdings Corp.	233,400	4,745
Fuji Oil Co. Ltd.	292,300	4,743
Hanwa Co. Ltd.	1,298,000	4,731
Megmilk Snow Brand Co. Ltd.	348,900	4,725
Fujitsu General Ltd.	369,000	4,711
FP Corp.	159,800	4,671
Toyo Engineering Corp.	917,000	4,669
* Nippon Suisan Kaisha Ltd.	1,592,500	4,643
Meidensha Corp.	1,236,000	4,619
Kokuyo Co. Ltd.	572,500	4,613
^ Daiseki Co. Ltd.	255,100	4,579
Unipres Corp.	227,900	4,573
^ Yoshinoya Holdings Co. Ltd.	395,700	4,567
Sumitomo Bakelite Co. Ltd.	1,139,000	4,559
Central Glass Co. Ltd.	1,351,000	4,546
* Pioneer Corp.	1,699,200	4,537
^ Nikkiso Co. Ltd.	432,300	4,519
Alpine Electronics Inc.	259,700	4,511
Koei Tecmo Holdings Co. Ltd.	263,300	4,497
Morinaga Milk Industry Co. Ltd.	1,320,000	4,494
Sumitomo Warehouse Co. Ltd.	805,000	4,484
Makino Milling Machine Co. Ltd.	642,000	4,474
^ Toyota Boshoku Corp.	385,478	4,455
Ain Pharmaciez Inc.	160,600	4,449
Sanden Corp.	752,000	4,430
Mirait Holdings Corp.	391,000	4,422
^ Seiko Holdings Corp.	883,000	4,409
Taikisha Ltd.	195,400	4,378
Noritz Corp.	231,500	4,346
TPR Co. Ltd.	177,000	4,330
Komeri Co. Ltd.	189,100	4,318
Fuji Soft Inc.	171,500	4,285
Asahi Diamond Industrial Co. Ltd.	346,200	4,246
Itoham Foods Inc.	810,000	4,244
^ Daio Paper Corp.	494,000	4,243
^ Colowide Co. Ltd.	353,800	4,226
Fuji Seal International Inc.	141,400	4,222
Ryosan Co. Ltd.	198,200	4,217
Furukawa Co. Ltd.	2,113,000	4,216
^ Totetsu Kogyo Co. Ltd.	182,100	4,215
^ EDION Corp.	582,500	4,213
^ Gree Inc.	601,255	4,192
DCM Holdings Co. Ltd.	613,600	4,191
Yaoko Co. Ltd.	67,500	4,185
^ Daibiru Corp.	369,800	4,182
^ Seikagaku Corp.	253,600	4,177
TSI Holdings Co. Ltd.	642,500	4,114
Kanematsu Corp.	2,546,000	4,088
Mandom Corp.	123,000	4,083
^ Nichias Corp.	671,000	4,061
Valor Co. Ltd.	245,100	4,059
NEC Networks & System Integration Corp.	184,200	4,055
^ Modec Inc.	163,900	4,003
San-A Co. Ltd.	114,400	4,002

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

			Market
			Value
		Shares	($000)
	HI-LEX Corp.	152,200	4,000
	Heiwado Co. Ltd.	212,500	3,995
	Okamura Corp.	531,800	3,988
	Fuji Media Holdings Inc.	292,000	3,983
	TOMONY Holdings Inc.	869,000	3,979
	Toshiba Plant Systems & Services Corp.	232,500	3,961
	Kintetsu World Express Inc.	112,300	3,942
	Topre Corp.	276,500	3,941
^	FCC Co. Ltd.	233,900	3,940
	Tokyo Seimitsu Co. Ltd.	236,900	3,906
^	Nitto Boseki Co. Ltd.	1,075,000	3,888
	Nippon Signal Co. Ltd.	390,200	3,859
	Oiles Corp.	192,080	3,847
^	MOS Food Services Inc.	193,300	3,829
*	Ulvac Inc.	305,000	3,827
	Heiwa Real Estate Co. Ltd.	229,200	3,815
^	Nissin Kogyo Co. Ltd.	244,500	3,808
	Paramount Bed Holdings Co. Ltd.	131,300	3,803
	NSD Co. Ltd.	253,200	3,791
*,^	Orient Corp.	1,831,400	3,784
	Aida Engineering Ltd.	387,100	3,768
	Sato Holdings Corp.	141,300	3,763
	Chofu Seisakusho Co. Ltd.	121,900	3,717
	Aomori Bank Ltd.	1,223,000	3,711
	Oita Bank Ltd.	974,000	3,687
^	Nissha Printing Co. Ltd.	224,232	3,676
	TOC Co. Ltd.	502,400	3,663
	Mitsuba Corp.	223,400	3,663
^	Welcia Holdings Co. Ltd.	107,960	3,652
	Star Micronics Co. Ltd.	235,500	3,647
	Taiyo Holdings Co. Ltd.	110,300	3,633
^	Matsuya Co. Ltd.	246,800	3,632
	GMO internet Inc.	429,200	3,630
	Daikyo Inc.	1,917,000	3,630
	Bank of the Ryukyus Ltd.	216,400	3,614
	Asahi Holdings Inc.	211,900	3,597
^	Wacom Co. Ltd.	951,100	3,596
	Fukui Bank Ltd.	1,463,000	3,589
	Hitachi Transport System Ltd.	269,000	3,572
	Japan Securities Finance Co. Ltd.	615,400	3,551
^	Hokuetsu Kishu Paper Co. Ltd.	844,500	3,545
	Keihin Corp.	278,000	3,541
^	Tokyo Steel Manufacturing Co. Ltd.	641,900	3,529
^	Yodogawa Steel Works Ltd.	882,000	3,507
	Nishio Rent All Co. Ltd.	98,000	3,501
	Iino Kaiun Kaisha Ltd.	620,200	3,481
	Fuji Co. Ltd.	174,900	3,478
	Nihon Unisys Ltd.	386,100	3,463
^	Tekken Corp.	810,000	3,453
	Trusco Nakayama Corp.	127,000	3,449
	Monex Group Inc.	1,327,400	3,447
	Komori Corp.	343,300	3,445
^	Futaba Corp.	238,600	3,441
*,^	Teikoku Sen-I Co. Ltd.	140,700	3,439
^	Tokai Carbon Co. Ltd.	1,306,000	3,423
^	Shibuya Kogyo Co. Ltd.	134,700	3,420
^	Namura Shipbuilding Co. Ltd.	341,708	3,404
	Nippon Densetsu Kogyo Co. Ltd.	233,100	3,393
^	Kandenko Co. Ltd.	651,000	3,377
	Showa Corp.	306,800	3,353
	Nitto Kogyo Corp.	184,100	3,347
	Chiyoda Co. Ltd.	171,000	3,338
	Nippon Flour Mills Co. Ltd.	653,000	3,332
	Shindengen Electric Manufacturing Co. Ltd.	500,000	3,319

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

			Market
			Value
		Shares	($000)
^	Ashikaga Holdings Co. Ltd.	920,200	3,313
	Nihon Nohyaku Co. Ltd.	319,400	3,310
^	Avex Group Holdings Inc.	216,300	3,304
	Nippon Steel & Sumikin Bussan Corp.	889,480	3,292
	Aeon Delight Co. Ltd.	130,200	3,289
	Mitsumi Electric Co. Ltd.	524,000	3,281
	Takuma Co. Ltd.	504,000	3,260
^	Iseki & Co. Ltd.	1,388,000	3,249
	Eagle Industry Co. Ltd.	167,600	3,241
	Shima Seiki Manufacturing Ltd.	195,800	3,234
	Riso Kagaku Corp.	103,700	3,224
	Yamazen Corp.	398,900	3,220
	Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	567,000	3,210
	PanaHome Corp.	472,000	3,201
	Kyudenko Corp.	281,000	3,198
^	Fancl Corp.	231,700	3,194
	Maruha Nichiro Corp.	218,700	3,185
^	NET One Systems Co. Ltd.	541,800	3,168
	Gulliver International Co. Ltd.	362,800	3,137
	Showa Sangyo Co. Ltd.	801,000	3,132
^	Hitachi Maxell Ltd.	207,100	3,129
	Nagaileben Co. Ltd.	162,500	3,128
^	Internet Initiative Japan Inc.	176,400	3,121
	Bunka Shutter Co. Ltd.	349,000	3,119
	Akita Bank Ltd.	1,117,000	3,118
	Sakata Seed Corp.	210,700	3,107
	Raito Kogyo Co. Ltd.	324,000	3,100
	TOKAI Holdings Corp.	625,000	3,077
	Aichi Bank Ltd.	62,200	3,074
	NS Solutions Corp.	97,800	3,073
	Kuroda Electric Co. Ltd.	213,600	3,069
*,^	Juki Corp.	956,000	3,065
	Earth Chemical Co. Ltd.	82,300	3,057
	Chugoku Marine Paints Ltd.	366,000	3,052
	Mani Inc.	46,900	3,028
	Sankyo Tateyama Inc.	167,400	3,025
	Gunze Ltd.	1,098,000	3,024
^	Chudenko Corp.	185,500	3,010
	Transcosmos Inc.	158,600	2,993
	AOKI Holdings Inc.	262,400	2,993
	Mizuno Corp.	593,000	2,981
^	Cocokara fine Inc.	123,600	2,974
*,^	Pacific Metals Co. Ltd.	932,000	2,964
	Kato Sangyo Co. Ltd.	137,800	2,964
	CKD Corp.	331,900	2,962
	Toho Zinc Co. Ltd.	841,000	2,939
	DTS Corp.	140,200	2,937
	Nishimatsuya Chain Co. Ltd.	320,700	2,933
	Japan Wool Textile Co. Ltd.	428,000	2,905
	Enplas Corp.	76,400	2,902
	Miyazaki Bank Ltd.	954,000	2,902
*	Nippon Chemi-Con Corp.	997,000	2,901
	Nitta Corp.	124,500	2,881
^	Tokyu Construction Co. Ltd.	579,390	2,864
^	ASKUL Corp.	137,200	2,859
	Royal Holdings Co. Ltd.	177,600	2,857
	Morinaga & Co. Ltd.	1,294,000	2,844
^	Obara Group Inc.	75,100	2,837
	Doutor Nichires Holdings Co. Ltd.	186,800	2,830
	Sakata INX Corp.	273,800	2,827
	Takasago International Corp.	588,000	2,822
	Max Co. Ltd.	249,000	2,814
	Inabata & Co. Ltd.	287,700	2,802
^	Takata Corp.	213,500	2,793

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

			Market
			Value
		Shares	($000)
	Milbon Co. Ltd.	86,792	2,787
	Tochigi Bank Ltd.	679,000	2,781
	Okabe Co. Ltd.	290,300	2,779
	Eighteenth Bank Ltd.	957,000	2,774
	Tokyo Broadcasting System Holdings Inc.	247,100	2,768
*,^	KLab Inc.	189,800	2,757
	Kyokuto Kaihatsu Kogyo Co. Ltd.	193,400	2,757
	Shikoku Bank Ltd.	1,287,000	2,754
^	Roland DG Corp.	65,400	2,733
^	Seiren Co. Ltd.	307,100	2,714
	Descente Ltd.	292,000	2,707
	Ariake Japan Co. Ltd.	117,900	2,704
	Hokuetsu Bank Ltd.	1,408,000	2,704
^	Nichicon Corp.	395,500	2,700
	Aichi Steel Corp.	739,000	2,699
	San-Ai Oil Co. Ltd.	376,000	2,697
	Plenus Co. Ltd.	149,400	2,690
	Toshiba Machine Co. Ltd.	664,000	2,689
	Okinawa Electric Power Co. Inc.	87,900	2,675
	Hitachi Koki Co. Ltd.	301,600	2,674
	Wakita & Co. Ltd.	272,000	2,673
	Ichiyoshi Securities Co. Ltd.	225,800	2,668
	Kitz Corp.	565,000	2,662
	Nisshin Oillio Group Ltd.	732,000	2,661
	Sanki Engineering Co. Ltd.	377,000	2,652
^	Tokyotokeiba Co. Ltd.	941,000	2,647
^	Yokogawa Bridge Holdings Corp.	203,700	2,631
	Moshi Moshi Hotline Inc.	254,200	2,622
	Kameda Seika Co. Ltd.	87,351	2,622
	Fujimori Kogyo Co. Ltd.	92,300	2,600
	Minato Bank Ltd.	1,305,000	2,597
	Daido Metal Co. Ltd.	214,000	2,594
^	Marusan Securities Co. Ltd.	350,800	2,576
	Saizeriya Co. Ltd.	175,200	2,573
	Musashi Seimitsu Industry Co. Ltd.	131,600	2,548
^	kabu.com Securities Co. Ltd.	507,900	2,545
	Aderans Co. Ltd.	215,100	2,534
	Morita Holdings Corp.	255,000	2,531
	Ohsho Food Service Corp.	68,700	2,522
	Nomura Co. Ltd.	260,400	2,520
	Marudai Food Co. Ltd.	681,000	2,518
	Sekisui Jushi Corp.	180,700	2,514
	Mitsui-Soko Holdings Co. Ltd.	652,000	2,508
	As One Corp.	87,700	2,501
	Higashi-Nippon Bank Ltd.	966,000	2,493
^	Sanyo Special Steel Co. Ltd.	714,000	2,490
	Ihara Chemical Industry Co. Ltd.	235,800	2,485
	Tokai Corp.	80,700	2,482
	Takara Leben Co. Ltd.	572,300	2,478
	Tsukishima Kikai Co. Ltd.	222,500	2,469
	Dydo Drinco Inc.	57,400	2,465
^	JCR Pharmaceuticals Co. Ltd.	106,500	2,464
	Eizo Corp.	131,600	2,458
	Paltac Corp.	204,100	2,458
	Towa Pharmaceutical Co. Ltd.	54,200	2,456
	Toppan Forms Co. Ltd.	252,300	2,447
	Xebio Co. Ltd.	155,500	2,439
	Shizuoka Gas Co. Ltd.	366,100	2,434
	Kato Works Co. Ltd.	324,000	2,433
	Shinko Electric Industries Co. Ltd.	419,000	2,428
	Mitani Corp.	96,469	2,426
	Piolax Inc.	53,900	2,416
	Daiwabo Holdings Co. Ltd.	1,316,000	2,402
^	Yondoshi Holdings Inc.	130,600	2,398

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

			Market
			Value
		Shares	($000)
^	COOKPAD Inc.	71,900	2,396
	Foster Electric Co. Ltd.	150,700	2,395
^	Kyoei Steel Ltd.	143,000	2,389
	Ricoh Leasing Co. Ltd.	85,100	2,386
^	OSAKA Titanium Technologies Co. Ltd.	119,000	2,383
^	Ichibanya Co. Ltd.	49,800	2,381
^	Broadleaf Co. Ltd.	148,500	2,372
	Round One Corp.	389,800	2,370
	Doshisha Co. Ltd.	141,200	2,370
	Hokuto Corp.	129,600	2,368
	St. Marc Holdings Co. Ltd.	43,900	2,357
	Sanyo Chemical Industries Ltd.	384,000	2,355
	Tomy Co. Ltd.	442,200	2,353
	Kusuri No Aoki Co. Ltd.	47,600	2,349
^	Toei Co. Ltd.	443,000	2,349
^	Kyoritsu Maintenance Co. Ltd.	56,900	2,347
^	Gurunavi Inc.	167,300	2,346
	Ryobi Ltd.	849,000	2,335
	Oyo Corp.	125,200	2,328
	Daihen Corp.	652,000	2,326
^	Kyokuto Securities Co. Ltd.	134,800	2,308
^	Senko Co. Ltd.	542,000	2,285
	Jimoto Holdings Inc.	1,100,500	2,285
	Kisoji Co. Ltd.	131,700	2,285
	Kurabo Industries Ltd.	1,355,000	2,272
	Press Kogyo Co. Ltd.	556,000	2,269
*,^	Nippon Yakin Kogyo Co. Ltd.	867,400	2,265
	TKC Corp.	113,600	2,260
	Hibiya Engineering Ltd.	149,300	2,252
	Joshin Denki Co. Ltd.	244,000	2,247
^	Sodick Co. Ltd.	277,400	2,247
	Torii Pharmaceutical Co. Ltd.	78,300	2,245
	YAMABIKO Corp.	55,600	2,224
	Riken Corp.	562,000	2,224
^	PGM Holdings K K	219,400	2,224
	Fujimi Inc.	158,500	2,222
	TV Asahi Holdings Corp.	139,500	2,220
^	Hosiden Corp.	397,900	2,202
^	Jeol Ltd.	466,000	2,191
	Canon Electronics Inc.	117,500	2,188
^	Jowa Holdings Co. Ltd.	61,100	2,176
	Bando Chemical Industries Ltd.	538,000	2,171
^	Dr Ci:Labo Co. Ltd.	68,900	2,166
^	Sintokogio Ltd.	308,200	2,157
^	Mitsubishi Shokuhin Co. Ltd.	93,000	2,155
	Topy Industries Ltd.	1,086,000	2,153
^	Tachi-S Co. Ltd.	167,300	2,150
	SMS Co. Ltd.	73,900	2,150
^	Toa Corp.	1,145,000	2,147
	T Hasegawa Co. Ltd.	138,000	2,139
^	Ehime Bank Ltd.	952,000	2,123
	Nippon Road Co. Ltd.	375,000	2,122
	Tamron Co. Ltd.	108,700	2,116
^	Nichii Gakkan Co.	267,000	2,115
	Bank of Saga Ltd.	920,000	2,115
	Mitsuboshi Belting Co. Ltd.	296,000	2,110
	Sanyo Electric Railway Co. Ltd.	504,093	2,103
	Tv Tokyo Holdings Corp.	103,000	2,103
	Fudo Tetra Corp.	863,700	2,088
	Sumitomo Real Estate Sales Co. Ltd.	91,660	2,085
^	Yokohama Reito Co. Ltd.	276,900	2,085
^	Token Corp.	45,150	2,078
*,^	Clarion Co. Ltd.	620,000	2,072
^	Jin Co. Ltd.	96,000	2,070

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

		Market
		Value
	Shares	($000)
* Hiday Hidaka Corp.	71,000	2,068
Fujicco Co. Ltd.	137,000	2,058
Pal Co. Ltd.	67,700	2,056
Yellow Hat Ltd.	94,800	2,054
Yuasa Trading Co. Ltd.	107,800	2,053
^ Katakura Industries Co. Ltd.	168,600	2,049
Japan Pulp & Paper Co. Ltd.	688,000	2,046
^ Tsugami Corp.	397,000	2,043
^ Marvelous Inc.	175,000	2,036
Nohmi Bosai Ltd.	137,300	2,025
Sanyo Denki Co. Ltd.	282,000	2,023
BML Inc.	65,700	2,022
Noritake Co. Ltd.	862,000	2,014
^ Akebono Brake Industry Co. Ltd.	508,700	2,007
Takamatsu Construction Group Co. Ltd.	102,600	1,994
Denki Kogyo Co. Ltd.	379,000	1,993
Kasumi Co. Ltd.	207,100	1,988
Arcland Sakamoto Co. Ltd.	88,400	1,986
Yorozu Corp.	114,900	1,984
Pacific Industrial Co. Ltd.	268,300	1,983
Meisei Industrial Co. Ltd.	299,000	1,970
Noevir Holdings Co. Ltd.	107,700	1,969
^ Sumitomo Riko Co. Ltd.	227,400	1,966
J-Oil Mills Inc.	594,000	1,958
^ GMO Payment Gateway Inc.	93,600	1,951
^ Adastria Holdings Co. Ltd.	86,880	1,919
Tsurumi Manufacturing Co. Ltd.	115,600	1,914
Daiso Co. Ltd.	587,000	1,903
Nippon Denko Co. Ltd.	753,400	1,901
Konoike Transport Co. Ltd.	95,500	1,901
^ C Uyemura & Co. Ltd.	39,000	1,894
Futaba Industrial Co. Ltd.	332,200	1,893
Fujibo Holdings Inc.	690,000	1,889
Kansai Urban Banking Corp.	166,200	1,881
Prima Meat Packers Ltd.	802,000	1,881
Itochu Enex Co. Ltd.	295,800	1,877
^ Kohnan Shoji Co. Ltd.	160,400	1,869
^ Zenrin Co. Ltd.	147,300	1,867
Okamoto Industries Inc.	465,000	1,857
^ Toyo Construction Co. Ltd.	395,700	1,842
Nippon Synthetic Chemical Industry Co. Ltd.	295,000	1,840
EPS Corp.	152,800	1,836
Shinko Plantech Co. Ltd.	232,000	1,815
Mitsui Sugar Co. Ltd.	522,000	1,808
Japan Digital Laboratory Co. Ltd.	102,100	1,806
^ Atom Corp.	331,000	1,802
^ Kumiai Chemical Industry Co. Ltd.	291,000	1,800
^ Belc Co. Ltd.	65,300	1,792
Fujita Kanko Inc.	500,000	1,790
^ Vital KSK Holdings Inc.	212,000	1,786
Sanyo Shokai Ltd.	722,000	1,786
Tamura Corp.	459,000	1,782
Shikoku Chemicals Corp.	257,000	1,775
^ Geo Holdings Corp.	199,300	1,772
^ CREATE SD HOLDINGS Co. Ltd.	49,500	1,768
Sumitomo Seika Chemicals Co. Ltd.	287,000	1,764
Nippon Koei Co. Ltd.	411,000	1,760
* Ishihara Sangyo Kaisha Ltd.	2,118,000	1,755
F@N Communications Inc.	205,900	1,754
^ FIDEA Holdings Co. Ltd.	855,100	1,753
Goldcrest Co. Ltd.	98,620	1,748
^ Artnature Inc.	127,000	1,739
Kura Corp.	62,100	1,731
^ Macnica Inc.	58,700	1,730

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

			Market
			Value
		Shares	($000)
	S Foods Inc.	82,200	1,710
	Nippon Thompson Co. Ltd.	411,000	1,699
	Sakai Chemical Industry Co. Ltd.	551,000	1,697
	Koa Corp.	188,400	1,696
^	Ringer Hut Co. Ltd.	109,100	1,694
*,^	JVC Kenwood Corp.	877,500	1,690
	Daisan Bank Ltd.	1,068,000	1,690
	Happinet Corp.	96,300	1,688
^	Senshukai Co. Ltd.	209,500	1,684
	Trancom Co. Ltd.	39,400	1,683
^	Michinoku Bank Ltd.	877,000	1,682
	Kyodo Printing Co. Ltd.	462,000	1,678
^	Cosel Co. Ltd.	145,000	1,678
	Eiken Chemical Co. Ltd.	97,500	1,675
	Taihei Dengyo Kaisha Ltd.	200,000	1,675
	Siix Corp.	95,300	1,672
	Goldwin Inc.	297,000	1,667
	Tokushu Tokai Paper Co. Ltd.	710,000	1,652
	Tsukuba Bank Ltd.	487,900	1,650
^	Kurimoto Ltd.	791,000	1,646
^	UKC Holdings Corp.	99,300	1,644
	Neturen Co. Ltd.	224,000	1,644
	T-Gaia Corp.	161,300	1,630
	Toyo Kohan Co. Ltd.	290,000	1,624
*,^	Maeda Kosen Co. Ltd.	129,000	1,619
	Towa Bank Ltd.	1,835,000	1,618
	Toyo Kanetsu KK	671,000	1,612
	Aiphone Co. Ltd.	91,000	1,601
	Union Tool Co.	61,700	1,601
*,^	Janome Sewing Machine Co. Ltd.	1,007,000	1,600
	Chiba Kogyo Bank Ltd.	223,600	1,598
^	Kinugawa Rubber Industrial Co. Ltd.	371,000	1,594
^	Toyo Tanso Co. Ltd.	85,100	1,592
	OBIC Business Consultants Ltd.	52,500	1,590
^	Japan Cash Machine Co. Ltd.	101,100	1,589
	Keihanshin Building Co. Ltd.	275,000	1,585
	ASKA Pharmaceutical Co. Ltd.	137,600	1,584
^	Mitsubishi Steel Manufacturing Co. Ltd.	703,000	1,582
	Megachips Corp.	120,700	1,582
	Itoki Corp.	278,300	1,577
	Ines Corp.	185,000	1,567
	Wowow Inc.	36,500	1,553
*,^	Kintetsu Department Store Co. Ltd.	545,000	1,553
	Konishi Co. Ltd.	89,400	1,550
	Tocalo Co. Ltd.	81,000	1,549
*,^	Daiei Inc.	1,364,400	1,548
^	Keiyo Co. Ltd.	341,000	1,546
	Mito Securities Co. Ltd.	404,600	1,545
^	Tosei Corp.	227,900	1,545
	Nichiha Corp.	179,400	1,541
	Alpen Co. Ltd.	99,100	1,532
	Kyokuyo Co. Ltd.	650,000	1,528
^	Japan Drilling Co. Ltd.	36,200	1,519
*	Justsystems Corp.	206,400	1,519
^	SMK Corp.	370,000	1,513
	Nissin Electric Co. Ltd.	276,000	1,511
	Toyo Corp.	162,800	1,507
	Mie Bank Ltd.	637,000	1,503
	Pack Corp.	73,300	1,501
	Daiichi Jitsugyo Co. Ltd.	286,000	1,499
	Misawa Homes Co. Ltd.	160,800	1,494
	Yahagi Construction Co. Ltd.	192,300	1,489
	Aisan Industry Co. Ltd.	187,400	1,487
^	Optex Co. Ltd.	81,400	1,470

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

			Market
			Value
		Shares	($000)
*	Unitika Ltd.	3,345,000	1,468
	Toa Corp.	140,900	1,463
^	NS United Kaiun Kaisha Ltd.	579,000	1,463
*,^	Toho Titanium Co. Ltd.	224,200	1,454
	Ryoyo Electro Corp.	142,700	1,451
^	Kappa Create Holdings Co. Ltd.	159,100	1,451
	Key Coffee Inc.	100,300	1,443
	CONEXIO Corp.	134,000	1,440
^	Sun Frontier Fudousan Co. Ltd.	130,300	1,438
	Osaka Steel Co. Ltd.	79,100	1,427
	Jamco Corp.	62,800	1,424
	Nagatanien Co. Ltd.	146,000	1,422
^	Maruwa Co. Ltd.	48,743	1,419
	Icom Inc.	57,300	1,414
^	Nippon Ceramic Co. Ltd.	96,300	1,405
	Showa Aircraft Industry Co. Ltd.	140,000	1,400
*,^	SWCC Showa Holdings Co. Ltd.	1,478,000	1,399
	Mitsubishi Nichiyu Forklift Co. Ltd.	184,700	1,386
*,^	Mitsubishi Kakoki Kaisha Ltd.	356,000	1,386
	Nittetsu Mining Co. Ltd.	361,000	1,385
	Riken Technos Corp.	306,600	1,385
	Pressance Corp.	49,300	1,383
	Warabeya Nichiyo Co. Ltd.	79,600	1,383
	Hamakyorex Co. Ltd.	42,500	1,381
	Nippon Kanzai Co. Ltd.	51,100	1,379
	Denyo Co. Ltd.	105,200	1,377
	Tsukui Corp.	140,500	1,376
	Achilles Corp.	1,015,000	1,376
^	OSJB Holdings Corp.	627,200	1,372
	Shimizu Bank Ltd.	47,400	1,371
	Hisaka Works Ltd.	148,100	1,370
	Maruzen Showa Unyu Co. Ltd.	432,000	1,369
	Fuso Pharmaceutical Industries Ltd.	462,000	1,367
	Nitto Kohki Co. Ltd.	72,500	1,361
	Idec Corp.	165,100	1,361
^	WATAMI Co. Ltd.	115,500	1,354
	Belluna Co. Ltd.	300,200	1,346
	JSP Corp.	83,000	1,343
	Yushin Precision Equipment Co. Ltd.	64,200	1,339
^	Sac's Bar Holdings Inc.	91,600	1,329
	Weathernews Inc.	47,961	1,319
^	Zuiko Corp.	27,500	1,319
^	Tabuchi Electric Co. Ltd.	154,700	1,315
*	Mitsubishi Paper Mills Ltd.	1,706,000	1,307
	Kaga Electronics Co. Ltd.	109,400	1,300
	Okuwa Co. Ltd.	157,000	1,300
	Nissin Corp.	522,000	1,298
	Nippon Valqua Industries Ltd.	464,000	1,296
	Ikyu Corp.	94,100	1,294
	Takiron Co. Ltd.	257,000	1,292
^	Nippon Sharyo Ltd.	413,000	1,289
^	Kobelco Eco-Solutions Co. Ltd.	204,000	1,288
^	Meiko Network Japan Co. Ltd.	114,100	1,286
^	Mitani Sekisan Co. Ltd.	74,200	1,279
	Daiwa Industries Ltd.	166,000	1,274
	Elecom Co. Ltd.	59,800	1,272
	Chiyoda Integre Co. Ltd.	75,600	1,271
	Tokyo Tekko Co. Ltd.	267,000	1,271
	Starzen Co. Ltd.	422,000	1,263
	Chukyo Bank Ltd.	688,000	1,262
	Ryoden Trading Co. Ltd.	172,000	1,262
^	Sagami Chain Co. Ltd.	132,000	1,259
	Sumitomo Densetsu Co. Ltd.	101,200	1,258
	Shinko Shoji Co. Ltd.	130,700	1,253

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

			Market
			Value
		Shares	($000)
	Ateam Inc.	29,200	1,253
	Tenma Corp.	88,200	1,252
	Sanshin Electronics Co. Ltd.	173,700	1,250
^	Tatsuta Electric Wire and Cable Co. Ltd.	248,800	1,248
^	U-Shin Ltd.	191,000	1,242
^	JP-Holdings Inc.	329,000	1,215
^	Toyo Securities Co. Ltd.	413,000	1,208
	France Bed Holdings Co. Ltd.	740,000	1,207
*,^	Tokyo Rope Manufacturing Co. Ltd.	749,000	1,199
^	Furuno Electric Co. Ltd.	139,700	1,199
^	Nichiden Corp.	55,300	1,194
	Hosokawa Micron Corp.	213,000	1,187
	Tsutsumi Jewelry Co. Ltd.	47,900	1,185
	Nippon Beet Sugar Manufacturing Co. Ltd.	697,000	1,183
	Cawachi Ltd.	76,500	1,175
^	Toridoll.corp	101,100	1,171
	Yonekyu Corp.	81,500	1,166
^	Teikoku Electric Manufacturing Co. Ltd.	102,200	1,156
	Shibusawa Warehouse Co. Ltd.	340,000	1,154
	Cleanup Corp.	129,400	1,150
	Yomiuri Land Co. Ltd.	254,000	1,128
^	Fujiya Co. Ltd.	636,000	1,127
	Itochu-Shokuhin Co. Ltd.	33,600	1,126
	ESPEC Corp.	118,900	1,123
	Sinfonia Technology Co. Ltd.	782,000	1,123
	Nippon Carbon Co. Ltd.	661,000	1,120
	Nippon Steel & Sumikin Texeng Co. Ltd.	217,000	1,119
	Toenec Corp.	208,000	1,116
	Gecoss Corp.	67,200	1,106
	Kita-Nippon Bank Ltd.	45,800	1,103
	Daiken Corp.	484,000	1,101
*	Kanto Denka Kogyo Co. Ltd.	277,000	1,098
^	Toyo Denki Seizo - Toyo Electric Manufacturing Co. Ltd.	308,000	1,094
	Koatsu Gas Kogyo Co. Ltd.	205,000	1,091
	Sinanen Co. Ltd.	272,000	1,090
^	Torishima Pump Manufacturing Co. Ltd.	142,100	1,085
	Yurtec Corp.	195,000	1,077
	Maruetsu Inc.	216,000	1,076
^	Mars Engineering Corp.	59,700	1,075
^	Ministop Co. Ltd.	75,100	1,071
	Open House Co. Ltd.	59,500	1,069
	Nissei ASB Machine Co. Ltd.	52,100	1,063
	Osaki Electric Co. Ltd.	170,000	1,063
	Yusen Logistics Co. Ltd.	105,200	1,063
	Nippon Coke & Engineering Co. Ltd.	1,073,000	1,052
	Kanematsu Electronics Ltd.	80,500	1,050
	Arata Corp.	347,000	1,049
^	Arakawa Chemical Industries Ltd.	99,700	1,047
	Shin-Etsu Polymer Co. Ltd.	219,700	1,046
	Japan Transcity Corp.	301,000	1,045
^	Nippon Parking Development Co. Ltd.	973,700	1,042
*	KNT-CT Holdings Co. Ltd.	682,000	1,040
	Matsuya Foods Co. Ltd.	53,200	1,040
*,^	Nakayama Steel Works Ltd.	1,449,000	1,034
	Dai Nippon Toryo Co. Ltd.	726,000	1,033
	Komatsu Seiren Co. Ltd.	196,100	1,028
	Godo Steel Ltd.	731,000	1,028
	Elematec Corp.	47,800	1,027
	K&O Energy Group Inc.	82,700	1,026
	Toho Co. Ltd.	264,000	1,019
	Atsugi Co. Ltd.	975,000	1,013
	Mitsubishi Research Institute Inc.	42,600	1,000
	Dai-ichi Seiko Co. Ltd.	50,500	997
	Tosho Co. Ltd.	45,300	994

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

			Market
			Value
		Shares	($000)
	Mitsui Matsushima Co. Ltd.	815,571	990
	Kamei Corp.	138,800	987
	Rock Field Co. Ltd.	58,100	986
	Onoken Co. Ltd.	93,000	961
	Taiho Kogyo Co. Ltd.	94,000	958
	Tokyo Energy & Systems Inc.	131,000	956
	T RAD Co. Ltd.	404,000	954
	Next Co. Ltd.	165,300	937
^	Melco Holdings Inc.	65,400	935
*	Japan Radio Co. Ltd.	253,000	922
	Chori Co. Ltd.	61,800	921
	Kyosan Electric Manufacturing Co. Ltd.	281,000	919
^	Benefit One Inc.	102,400	915
^	Fujitsu Frontech Ltd.	66,900	914
	Mitsui High-Tec Inc.	150,800	913
	Airport Facilities Co. Ltd.	132,700	913
	Sanoh Industrial Co. Ltd.	138,400	909
	Uchida Yoko Co. Ltd.	278,000	902
	Nippon Chemiphar Co. Ltd.	173,000	899
	CAC Holdings Corp.	80,500	890
^	Asahi Organic Chemicals Industry Co. Ltd.	385,000	889
^	Gun-Ei Chemical Industry Co. Ltd.	294,000	889
	Japan Vilene Co. Ltd.	162,000	886
	Nice Holdings Inc.	458,000	885
^	Hokkaido Gas Co. Ltd.	336,000	883
	Daikokutenbussan Co. Ltd.	29,600	881
	Parco Co. Ltd.	109,300	878
	Sekisui Plastics Co. Ltd.	325,000	878
	Matsuda Sangyo Co. Ltd.	78,300	875
	Organo Corp.	201,000	870
*	CHIMNEY Co. Ltd.	43,400	861
^	Nihon Dempa Kogyo Co. Ltd.	108,000	859
	Seika Corp.	359,000	857
	Tonami Holdings Co. Ltd.	397,000	856
	NDS Co. Ltd.	305,000	856
	Kitano Construction Corp.	268,000	852
	Kanaden Corp.	120,000	851
^	Toda Kogyo Corp.	232,000	848
^	Takaoka Toko Co. Ltd.	57,800	846
^	Iwasaki Electric Co. Ltd.	388,000	845
	Nihon Yamamura Glass Co. Ltd.	553,000	843
	Tomoku Co. Ltd.	321,000	842
	Chugai Ro Co. Ltd.	423,000	839
	Asunaro Aoki Construction Co. Ltd.	115,000	839
^	Ichikoh Industries Ltd.	357,000	838
	Chuetsu Pulp & Paper Co. Ltd.	513,000	838
	Honeys Co. Ltd.	87,820	832
^	Tosho Printing Co. Ltd.	252,000	830
^	Fuji Oil Co. Ltd.	268,500	827
^	GCA Savvian Corp.	77,000	826
	Hokkan Holdings Ltd.	322,000	826
^	Asahi Co. Ltd.	75,000	826
	Yushiro Chemical Industry Co. Ltd.	66,300	826
	KFC Holdings Japan Ltd.	43,000	825
	Aichi Corp.	161,800	824
	Uniden Corp.	389,000	817
^	CMIC Holdings Co. Ltd.	52,600	817
^	Fuji Electronics Co. Ltd.	67,400	816
*,^	Sanix Inc.	177,000	816
	Hakuto Co. Ltd.	80,600	812
	Rhythm Watch Co. Ltd.	582,000	804
	Funai Electric Co. Ltd.	88,300	801
	Okura Industrial Co. Ltd.	230,000	798
	Dunlop Sports Co. Ltd.	67,771	797

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

			Market
			Value
		Shares	($000)
^	Gakken Holdings Co. Ltd.	353,000	794
^	Kitagawa Iron Works Co. Ltd.	452,000	792
	NEC Capital Solutions Ltd.	40,900	787
	Mimasu Semiconductor Industry Co. Ltd.	86,600	783
	Fujikura Kasei Co. Ltd.	146,600	781
	Corona Corp. Class A	75,400	779
^	Zuken Inc.	85,900	774
	Hioki EE Corp.	50,200	773
	Axell Corp.	55,400	767
^	Studio Alice Co. Ltd.	59,800	767
*,^	Shin Nippon Biomedical Laboratories Ltd.	101,700	755
	Noritsu Koki Co. Ltd.	137,500	749
	Kourakuen Corp.	59,200	749
	Maezawa Kasei Industries Co. Ltd.	72,300	749
	Mory Industries Inc.	192,000	738
	Taisei Lamick Co. Ltd.	30,000	731
^	Tokyo Rakutenchi Co. Ltd.	161,000	726
^	CMK Corp.	280,900	718
	Advan Co. Ltd.	63,900	706
	Information Services International-Dentsu Ltd.	65,100	696
	Sankyo Seiko Co. Ltd.	184,400	693
	Oenon Holdings Inc.	333,000	686
^	Endo Lighting Corp.	60,300	680
^	Daidoh Ltd.	149,000	679
	Daikoku Denki Co. Ltd.	41,600	679
	Maezawa Kyuso Industries Co. Ltd.	54,600	675
^	Toko Inc.	243,000	665
	Future Architect Inc.	114,300	664
^	Hodogaya Chemical Co. Ltd.	366,000	664
*,^	Aplus Financial Co. Ltd.	508,300	662
	ST Corp.	72,700	657
	Chuo Spring Co. Ltd.	223,000	654
	Pronexus Inc.	96,000	646
^	Inaba Seisakusho Co. Ltd.	52,000	642
	Sumitomo Precision Products Co. Ltd.	151,000	605
	Paris Miki Holdings Inc.	132,500	599
^	Daisyo Corp.	48,900	593
	Nissen Holdings Co. Ltd.	178,800	592
	Shiroki Corp.	287,000	587
*,^	FDK Corp.	432,000	584
	Stella Chemifa Corp.	46,700	584
^	Nihon Trim Co. Ltd.	26,500	577
	Mitsui Home Co. Ltd.	132,000	574
	Shinwa Co. Ltd.	48,700	573
	Japan Pure Chemical Co. Ltd.	26,500	564
	Shoko Co. Ltd.	373,000	561
	Toli Corp.	254,000	557
	Shimojima Co. Ltd.	60,400	554
^	Tomen Electronics Corp.	37,400	553
^	Pasona Group Inc.	109,100	545
^	Right On Co. Ltd.	83,900	544
^	Pocket Card Co. Ltd.	90,300	544
*,^	Daiichi Chuo KK	862,000	529
	Wood One Co. Ltd.	202,000	523
	Aeon Fantasy Co. Ltd.	39,200	523
^	ValueCommerce Co. Ltd.	90,100	519
	Takihyo Co. Ltd.	139,000	510
	Olympic Group Corp.	53,700	509
	NIFTY Corp.	42,400	506
*,^	Yamada SxL Home Co. Ltd.	518,000	503
	Kinki Sharyo Co. Ltd.	186,000	501
	Best Denki Co. Ltd.	413,600	497
	Panasonic Information Systems	18,500	492
	Panasonic Industrial Devices SUNX Co. Ltd.	87,600	483

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

			Market
			Value
		Shares	($000)
	Alpha Systems Inc.	36,300	482
^	Krosaki Harima Corp.	224,000	478
*,^	Livesense Inc.	63,200	470
^	Tokyo Electron Device Ltd.	35,500	465
	Cybozu Inc.	125,300	429
^	Toa Oil Co. Ltd.	281,000	390
	Kojima Co. Ltd.	133,100	369
	Ohara Inc.	49,500	257
	Nippon Kasei Chemical Co. Ltd.	172,000	223
	Mr Max Corp.	75,900	213
	Mitsuuroko Group Holdings Co. Ltd.	7,000	34
			21,380,782
Malaysia (0.9%)
	Public Bank Bhd. (Local)	19,702,014	111,186
	Malayan Banking Bhd.	27,267,890	80,421
	Axiata Group Bhd.	31,598,600	67,911
	CIMB Group Holdings Bhd.	33,409,000	66,072
	Sime Darby Bhd.	19,744,400	58,197
	DiGi.Com Bhd.	23,653,700	44,751
	Genting Bhd.	14,046,600	41,788
	Tenaga Nasional Bhd.	8,852,800	35,962
	IOI Corp. Bhd.	23,657,386	35,177
	Petronas Gas Bhd.	5,016,500	34,415
	Petronas Chemicals Group Bhd.	18,305,027	34,303
	Maxis Bhd.	16,668,450	34,253
	IHH Healthcare Bhd.	17,336,877	26,106
	SapuraKencana Petroleum Bhd.	24,376,422	25,451
	Genting Malaysia Bhd.	18,822,600	24,705
	Kuala Lumpur Kepong Bhd.	3,396,086	23,745
	AMMB Holdings Bhd.	11,085,800	22,876
	Gamuda Bhd.	12,586,500	19,582
	MISC Bhd.	9,298,230	19,531
	British American Tobacco Malaysia Bhd.	905,700	19,159
	PPB Group Bhd.	3,741,800	18,009
	YTL Corp. Bhd.	34,090,686	17,210
	IJM Corp. Bhd.	7,625,060	16,060
	Hong Leong Bank Bhd.	3,604,560	16,020
	Telekom Malaysia Bhd.	6,826,200	15,024
	UMW Holdings Bhd.	4,206,200	14,978
	Felda Global Ventures Holdings Bhd.	11,804,524	13,141
	Dialog Group Bhd.	25,114,244	12,373
	RHB Capital Bhd.	4,410,100	11,800
	Petronas Dagangan Bhd.	1,886,400	11,733
	Bumi Armada Bhd.	22,145,487	10,576
	Malaysia Airports Holdings Bhd.	4,685,800	10,304
	Alliance Financial Group Bhd.	6,928,900	10,131
2	Astro Malaysia Holdings Bhd.	9,909,600	9,945
	YTL Power International Bhd.	19,165,080	9,268
	IOI Properties Group Bhd.	10,603,042	8,905
	Lafarge Malaysia Bhd.	2,685,000	8,554
	Hong Leong Financial Group Bhd.	1,345,400	7,406
	Genting Plantations Bhd.	2,186,600	7,047
	KLCCP Stapled Group	2,855,200	5,971
	AirAsia Bhd.	7,764,200	5,938
	Berjaya Sports Toto Bhd.	5,400,174	5,905
	UEM Sunrise Bhd.	9,717,803	5,588
	Bursa Malaysia Bhd.	2,150,100	5,291
	SP Setia Bhd Group	5,205,700	5,244
	HAP Seng Consolidated Bhd.	3,694,500	4,933
	IGB Corp. Bhd.	5,305,548	4,643
	KPJ Healthcare Bhd.	3,753,890	4,484
	MMC Corp. Bhd.	5,443,300	4,397
	Magnum Bhd.	4,755,300	4,339
	BIMB Holdings Bhd.	3,320,460	4,311

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

		Market
		Value
	Shares	($000)
Cahya Mata Sarawak Bhd.	3,235,500	4,293
Hartalega Holdings Bhd.	1,982,100	4,220
Media Prima Bhd.	6,868,400	4,100
Malaysia Building Society Bhd.	5,171,900	4,072
Eastern & Oriental Bhd.	4,680,200	4,018
Sunway Bhd.	3,708,257	3,890
Mah Sing Group Bhd.	5,235,540	3,792
Top Glove Corp. Bhd.	2,515,100	3,758
* Kulim Malaysia Bhd.	3,513,300	3,678
DRB-Hicom Bhd.	5,619,200	3,647
Westports Holdings Bhd.	3,982,800	3,638
WCT Holdings Bhd.	5,401,918	3,564
Pos Malaysia Bhd.	2,304,600	3,539
TSH Resources Bhd.	4,783,050	3,468
Malaysian Resources Corp. Bhd.	6,858,100	3,297
Carlsberg Brewery Malaysia Bhd.	964,700	3,260
QL Resources Bhd.	3,077,564	3,214
* TIME dotCom Bhd.	1,911,340	3,014
* Parkson Holdings Bhd.	3,897,458	2,990
Kossan Rubber Industries	2,080,600	2,910
CapitaMalls Malaysia Trust	6,541,500	2,864
IJM Land Bhd.	2,695,800	2,826
* UMW Oil & Gas Corp. Bhd.	2,822,900	2,807
Axis REIT	2,369,700	2,670
OSK Holdings Bhd.	3,910,190	2,664
Berjaya Corp. Bhd.	16,816,800	2,609
Pavilion REIT	5,647,800	2,583
* Malaysian Airline System Bhd.	32,071,600	2,490
* Jaya Tiasa Holdings Bhd.	3,542,800	2,286
Gas Malaysia Bhd.	2,080,000	2,271
* MPHB Capital Bhd.	2,948,300	2,167
Keck Seng Malaysia Bhd.	1,162,895	2,153
* Yinson Holdings Bhd.	2,379,900	2,107
* CB Industrial Product Holding Bhd.	2,776,000	2,044
* KNM Group Bhd.	8,011,050	1,996
Supermax Corp. Bhd.	2,709,700	1,932
TA Enterprise Bhd.	7,285,800	1,928
* Coastal Contracts Bhd.	1,514,500	1,842
Muhibbah Engineering M Bhd.	1,978,200	1,759
Malaysia Marine and Heavy Engineering Holdings Bhd.	2,468,671	1,716
Datasonic Group Bhd.	3,274,600	1,676
Dayang Enterprise Holdings Bhd.	1,807,600	1,627
Unisem M Bhd.	3,007,200	1,566
* Perisai Petroleum Teknologi Bhd.	4,520,900	1,541
* Puncak Niaga Holdings Bhd.	1,499,100	1,511
* Perdana Petroleum Bhd.	2,668,040	1,323
Wah Seong Corp. Bhd.	2,422,004	1,235
* AirAsia X Bhd.	5,215,000	1,222
* Mulpha International Bhd.	9,195,600	1,201
Mudajaya Group Bhd.	1,607,066	1,017
* Scomi Group Bhd.	8,240,100	887
Malaysian Bulk Carriers Bhd.	1,811,400	863
Lion Industries Corp. Bhd.	2,391,600	447
* Malaysia Building Society Bhd. Warrants Exp. 05/31/2016	568,847	277
* KPJ Healthcare Bhd. Warrants Exp. 01/10/2015	319,480	263
* Malaysian Resources Corp. Bhd. Warrants Exp. 09/16/2018	2,286,033	170
* KNM Group Bhd. Warrants Exp. 11/15/2017	1,550,450	134
* BIMB Holdings Bhd. Warrants Exp. 12/31/2014	741,960	129
* Mah Sing Group Bhd. Warrants Exp. 03/18/2018	521,665	83
* Puncak Niaga Holding Bhd. Warrants Exp. 07/20/2018	111,300	79
* WCT Holdings Bhd. Warrants Exp. 12/11/2017	558,140	67
* Hartalega Holdings Bhd. Warrants Exp. 05/29/2015	72,940	61
* Kulim Malaysia Bhd. Warrants Exp. 02/27/2016	165,750	44
* WCT Holdings Bhd. Warrants Exp. 03/10/2016	288,480	32

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

		Market
		Value
	Shares	($000)
* Coastal Contracts Bhd. Warrants Exp. 07/18/2016	46,016	19
* MBM Resources Bhd. Warrants Exp. 06/14/2017	88,380	11
* CB Industrial Product Holding Bhd. Warrants Exp. 10/31/2019	462,666	1
		1,250,681
Mexico (1.1%)
America Movil SAB de CV	189,528,967	231,242
Fomento Economico Mexicano SAB de CV	13,699,845	131,767
Grupo Televisa SAB	16,689,329	120,613
* Cemex SAB de CV	76,823,655	94,644
Grupo Financiero Banorte SAB de CV	14,433,807	92,597
Grupo Mexico SAB de CV Class B	24,720,863	84,941
Wal-Mart de Mexico SAB de CV	35,603,691	82,305
Alfa SAB de CV Class A	17,908,112	57,064
Fibra Uno Administracion SA de CV	14,208,574	49,380
Grupo Financiero Inbursa SAB de CV	13,106,013	39,358
Grupo Bimbo SAB de CV Class A	11,964,232	34,996
Mexichem SAB de CV	7,053,607	28,856
Coca-Cola Femsa SAB de CV	2,615,136	27,590
Grupo Financiero Santander Mexico SAB de CV Class B	9,463,165	25,214
Grupo Aeroportuario del Sureste SAB de CV Class B	1,421,046	18,997
Industrias Penoles SAB de CV	801,940	17,998
Grupo Carso SAB de CV	3,074,084	17,564
* Promotora y Operadora de Infraestructura SAB de CV	1,248,728	17,154
Compartamos SAB de CV	7,137,110	15,895
Grupo Aeroportuario del Pacifico SAB de CV Class B	2,174,612	14,795
* Genomma Lab Internacional SAB de CV Class B	5,049,972	12,747
Kimberly-Clark de Mexico SAB de CV Class A	5,486,069	12,698
* Gruma SAB de CV Class B	1,065,926	11,738
Arca Continental SAB de CV	1,736,978	11,186
Controladora Comercial Mexicana SAB de CV	2,825,235	11,069
* OHL Mexico SAB de CV	3,923,548	11,043
* Alsea SAB de CV	3,275,106	10,229
Mexico Real Estate Management SA de CV	5,131,640	9,321
Grupo Elektra SAB DE CV	223,040	8,279
Bolsa Mexicana de Valores SAB de CV	3,796,751	7,971
Infraestructura Energetica Nova SAB de CV	1,253,617	7,673
PLA Administradora Industrial S de RL de CV	3,107,438	7,202
Grupo Lala SAB de CV	2,969,100	6,813
Grupo Comercial Chedraui SA de CV	1,861,571	6,548
Grupo Aeroportuario del Centro Norte Sab de CV Class B	1,297,973	6,467
* Industrias CH SAB de CV Class B	1,124,820	6,094
* Empresas ICA SAB de CV	3,422,813	6,093
* Minera Frisco SAB de CV	3,346,453	5,954
Corp Inmobiliaria Vesta SAB de CV	2,421,645	5,316
Organizacion Soriana SAB de CV Class B	1,625,530	5,312
* Industrias Bachoco SAB de CV Class B	1,022,500	5,201
TV Azteca SAB de CV	9,564,373	5,000
Concentradora Fibra Hotelera Mexicana SA de CV	2,626,078	4,397
* Grupo Aeromexico SAB de CV	2,774,300	4,314
Grupo Sanborns SAB de CV	2,509,891	4,017
* Grupo Financiero Interacciones SA de CV	485,609	3,956
Alpek SAB de CV	2,199,056	3,890
Concentradora Fibra Danhos SA de CV	1,296,300	3,286
* Megacable Holdings SAB de CV	649,503	2,975
* Qualitas Controladora SAB de CV	1,087,744	2,813
* Banregio Grupo Financiero SAB de CV	434,100	2,511
* Grupo Simec SAB de CV Class B	484,010	2,142
Grupo Herdez SAB de CV	830,616	2,117
Organizacion Cultiba SAB de CV	1,318,134	2,071
* Consorcio ARA SAB de CV	4,444,366	2,046
* Urbi Desarrollos Urbanos SAB de CV	2,494,600	295
* Corp GEO SAB de CV	2,276,157	281
* Cemex SAB de CV ADR	22,090	272

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

			Market
			Value
		Shares	($000)
	Grupo Aeroportuario del Pacifico SAB de CV ADR	1,200	82
			1,424,389
Morocco (0.0%)
	Douja Promotion Groupe Addoha SA	84,813	471

Netherlands (1.9%)
	Unilever NV	9,868,521	383,155
*	ING Groep NV	24,487,672	351,888
	ASML Holding NV	2,115,391	211,081
	Koninklijke Philips NV	5,907,421	165,241
	Unibail-Rodamco SE	616,175	158,075
	Heineken NV	1,388,475	103,738
	Akzo Nobel NV	1,539,267	102,468
	Aegon NV	12,045,542	98,174
	Reed Elsevier NV	3,985,373	91,832
	Koninklijke Ahold NV	5,209,256	87,169
	ArcelorMittal	6,331,382	82,997
	Koninklijke DSM NV	1,108,293	69,489
	Koninklijke KPN NV	19,652,527	64,537
	Wolters Kluwer NV	1,868,438	49,907
*	Ziggo NV	911,322	44,572
	Heineken Holding NV	621,570	40,275
^	Gemalto NV	500,341	38,271
*	Altice SA	534,077	33,284
	Randstad Holding NV	682,490	30,145
	Delta Lloyd NV	1,235,244	28,169
	Boskalis Westminster NV	491,015	26,203
	Nutreco NV	436,725	21,886
	Koninklijke Vopak NV	421,228	21,117
	Corio NV	432,864	21,077
*	OCI NV	517,264	18,043
	TNT Express NV	2,960,645	17,208
	Aalberts Industries NV	608,716	16,229
*	SBM Offshore NV	1,140,343	14,297
	ASM International NV	313,095	12,538
	Eurocommercial Properties NV	263,462	12,029
	Arcadis NV	387,495	11,929
*	PostNL NV	2,797,405	11,880
	Wereldhave NV	137,792	11,303
*,^	APERAM	295,866	8,522
	TKH Group NV	239,320	7,260
	Fugro NV	477,327	6,607
	Corbion NV	377,824	6,107
	Vastned Retail NV	120,368	5,503
*	TomTom NV	730,999	5,308
	Nieuwe Steen Investments NV	838,191	4,168
	USG People NV	414,495	4,161
^	Royal Imtech NV	729,434	3,989
	BinckBank NV	384,570	3,813
	Koninklijke BAM Groep NV	1,369,691	3,291
	Koninklijke Ten Cate NV	144,713	3,263
	Brunel International NV	119,740	2,691
	Accell Group	156,273	2,496
	Koninklijke Wessanen NV	369,386	2,363
*,^	Grontmij	443,215	2,042
	Aegon NV	922	8
*,^	SNS REAAL NV	672,039	—
			2,521,798
New Zealand (0.2%)
	Spark New Zealand Ltd.	11,545,076	28,467
	Fletcher Building Ltd.	4,094,177	27,533
	Auckland International Airport Ltd.	5,630,364	17,326
	Ryman Healthcare Ltd.	2,591,002	15,367
	Fisher & Paykel Healthcare Corp. Ltd.	3,410,341	15,054

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

			Market
			Value
		Shares	($000)
	SKY Network Television Ltd.	2,425,881	12,030
	Contact Energy Ltd.	2,301,309	11,143
	SKYCITY Entertainment Group Ltd.	3,649,414	11,126
	Mighty River Power Ltd.	4,407,336	9,692
	Trade Me Group Ltd.	2,537,472	7,880
	Kiwi Income Property Trust	6,509,165	6,123
	Infratil Ltd.	2,642,328	5,965
*,^	Xero Ltd.	479,674	5,930
	Goodman Property Trust	6,130,970	5,265
	Air New Zealand Ltd.	3,184,199	5,106
	Z Energy Ltd.	1,518,931	4,910
	Argosy Property Ltd.	5,057,419	4,180
	Freightways Ltd.	912,184	4,054
*	Chorus Ltd.	2,399,708	3,948
	Precinct Properties New Zealand Ltd.	4,550,107	3,904
	Ebos Group Ltd.	515,806	3,849
	Vector Ltd.	1,622,420	3,457
	Nuplex Industries Ltd.	1,239,830	3,073
^	Kathmandu Holdings Ltd.	1,230,370	3,031
	Summerset Group Holdings Ltd.	1,400,306	3,017
	Metlifecare Ltd.	788,305	2,680
	Vital Healthcare Property Trust	1,827,208	2,182
	Warehouse Group Ltd.	889,063	2,172
	Tower Ltd.	1,147,676	1,763
	Fletcher Building Ltd.	240,759	1,629
*,^	Synlait Milk Ltd.	540,063	1,480
	New Zealand Oil & Gas Ltd.	2,284,512	1,309
*,^	a2 Milk Co. Ltd.	2,806,676	1,295
*	Bathurst Resources Ltd.	1,188,709	33
			235,973
Norway (0.6%)
	Statoil ASA	6,061,768	138,545
	DNB ASA	6,787,020	124,634
	Telenor ASA	4,405,515	99,004
	Yara International ASA	1,113,487	51,248
^	Seadrill Ltd.	2,228,957	50,542
	Norsk Hydro ASA	8,482,250	47,438
	Orkla ASA	4,948,015	37,836
	Schibsted ASA	512,736	27,148
	Marine Harvest ASA	1,816,938	25,756
^	Gjensidige Forsikring ASA	1,081,602	19,640
	Subsea 7 SA	1,784,361	19,272
*	DNO ASA	6,367,484	15,473
^	TGS Nopec Geophysical Co. ASA	648,243	15,172
*	Storebrand ASA	2,828,250	14,496
^	Opera Software ASA	633,673	7,938
	SpareBank 1 SMN	793,919	7,080
^	Petroleum Geo-Services ASA	1,344,401	6,664
	Atea ASA	582,979	6,378
*,2	Aker Solutions ASA	928,145	6,013
	Salmar ASA	329,423	5,956
*,^	REC Silicon ASA	14,747,623	5,896
*,^	Nordic Semiconductor ASA	993,940	5,611
	SpareBank 1 SR-Bank ASA	647,356	5,579
	Prosafe SE	1,188,892	5,445
*	Norwegian Property ASA	3,352,360	5,123
*,^	Det Norske Oljeselskap ASA	716,332	4,638
^,2	BW LPG Ltd.	454,928	4,307
	Leroy Seafood Group ASA	95,570	3,612
	Aker ASA	147,542	3,596
^	Akastor ASA	905,279	3,122
	Austevoll Seafood ASA	470,829	3,055
	Wilh Wilhelmsen ASA	405,636	2,952
	BW Offshore Ltd.	2,349,548	2,890

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

			Market
			Value
		Shares	($000)
^	Stolt-Nielsen Ltd.	138,874	2,504
^	Golden Ocean Group Ltd.	1,914,997	2,329
*,^	Norwegian Air Shuttle ASA	63,968	2,071
	Cermaq ASA	137,509	1,953
	Fred Olsen Energy ASA	162,731	1,736
*	Archer Ltd.	1,647,659	1,587
	Kvaerner ASA	923,490	1,222
	Odfjell Drilling Ltd.	344,800	1,019
			796,480
Other (0.2%)[3]
4	Vanguard FTSE Emerging Markets ETF	6,544,509	279,058

Peru (0.1%)
	Credicorp Ltd. (New York Shares)	187,961	30,262
	Credicorp Ltd.	141,272	22,603
	Cia de Minas Buenaventura SAA ADR	1,017,950	9,365
	Cia de Minas Buenaventura SAA	289,871	3,312
	Volcan Cia Minera SAA Class B	7,791,707	2,266
			67,808
Philippines (0.3%)
	Philippine Long Distance Telephone Co.	542,185	37,843
	SM Investments Corp.	2,022,791	35,305
	Ayala Land Inc.	35,713,920	26,647
	Universal Robina Corp.	5,514,770	22,911
	Ayala Corp.	1,469,784	22,594
	Bank of the Philippine Islands	9,984,094	21,135
	BDO Unibank Inc.	9,077,207	19,819
	JG Summit Holdings Inc.	13,772,740	19,575
	SM Prime Holdings Inc.	47,565,086	18,593
	Aboitiz Equity Ventures Inc.	13,940,000	16,361
	Alliance Global Group Inc.	25,975,541	14,866
	International Container Terminal Services Inc.	5,171,370	13,525
	Metropolitan Bank & Trust Co.	6,911,624	12,703
	Jollibee Foods Corp.	2,676,900	11,790
	Manila Electric Co.	1,928,240	11,302
	GT Capital Holdings Inc.	439,265	9,908
	Aboitiz Power Corp.	10,200,023	9,403
	DMCI Holdings Inc.	25,870,000	9,338
	Megaworld Corp.	74,218,000	8,197
	Metro Pacific Investments Corp.	65,792,600	7,445
	Globe Telecom Inc.	194,435	7,298
	Energy Development Corp.	42,124,600	7,244
*	Bloomberry Resorts Corp.	19,664,300	6,857
	San Miguel Corp.	4,145,727	6,705
	LT Group Inc.	18,077,300	5,744
	Robinsons Land Corp.	10,309,334	5,648
*	Semirara Mining and Power Corp. Class A	1,887,630	5,132
	Security Bank Corp.	1,553,290	4,997
*	Philippine National Bank	2,523,087	4,756
	Puregold Price Club Inc.	5,996,100	4,631
	First Gen Corp.	7,383,300	4,260
	Petron Corp.	16,025,200	4,221
	Robinsons Retail Holdings Inc.	2,833,450	4,042
*	Melco Crown Philippines Resorts Corp.	10,951,700	3,659
	Cosco Capital Inc.	20,397,800	3,563
	Rizal Commercial Banking Corp.	2,978,360	3,532
*	Nickel Asia Corp.	3,728,400	3,503
	Manila Water Co. Inc.	5,155,600	3,345
	Belle Corp.	26,233,808	3,062
	Vista Land & Lifescapes Inc.	21,184,450	2,903
	Emperador Inc.	11,983,304	2,849
	First Philippine Holdings Corp.	1,371,450	2,670
*	Travellers International Hotel Group Inc.	10,221,800	2,189
	Filinvest Land Inc.	60,008,000	2,059

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

			Market
			Value
		Shares	($000)
	Cebu Air Inc.	1,233,300	2,020
	Philex Mining Corp.	9,692,200	1,973
	Lopez Holdings Corp.	12,122,170	1,804
	Atlas Consolidated Mining & Development	4,167,500	1,112
			461,038
Poland (0.4%)
	Powszechna Kasa Oszczednosci Bank Polski SA	5,473,482	60,872
	Powszechny Zaklad Ubezpieczen SA	355,744	53,358
	Bank Pekao SA	825,690	43,202
	KGHM Polska Miedz SA	876,801	33,833
	PGE SA	4,626,761	30,362
^	Polski Koncern Naftowy Orlen SA	2,035,886	25,360
	LPP SA	8,160	24,353
	Bank Zachodni WBK SA	183,013	20,738
	Polskie Gornictwo Naftowe i Gazownictwo SA	11,282,089	16,852
^	Energa SA	2,016,345	14,982
	Orange Polska SA	4,174,712	12,522
^	mBank	79,786	11,810
	Cyfrowy Polsat SA	1,387,249	10,616
	Tauron Polska Energia SA	6,661,691	10,407
	ING Bank Slaski SA	204,826	8,482
^	Lubelski Wegiel Bogdanka SA	214,719	7,136
	Asseco Poland SA	467,504	6,942
	Bank Handlowy w Warszawie SA	204,418	6,907
	Bank Millennium SA	2,681,536	6,649
*,^	Alior Bank SA	296,669	6,588
	Enea SA	1,368,466	6,505
*,^	Getin Noble Bank SA	7,474,445	5,772
	CCC SA	140,731	5,400
^	Eurocash SA	495,043	4,881
*	PKP Cargo SA	184,674	4,367
*,^	TVN SA	897,158	4,024
	Synthos SA	2,977,937	3,698
^	Netia SA	2,134,320	3,530
*,^	Grupa Lotos SA	417,701	3,229
*,^	Globe Trade Centre SA	1,652,296	2,984
*,^	Jastrzebska Spolka Weglowa SA	322,106	2,769
	Budimex SA	65,856	2,630
*	Kernel Holding SA	326,327	2,570
	Ciech SA	183,260	2,214
	Warsaw Stock Exchange	164,973	2,156
*	CD Projekt SA	377,665	1,873
*	Integer.pl SA	29,486	1,751
*	Fabryki Mebli Forte SA	102,259	1,733
*,^	Getin Holding SA	2,141,556	1,553
*	Boryszew SA	592,943	1,127
*	Agora SA	275,178	657
			477,394
Portugal (0.2%)
	EDP - Energias de Portugal SA	16,079,070	69,318
	Galp Energia SGPS SA	2,396,566	34,837
*	Banco Comercial Portugues SA	237,649,007	26,875
	Jeronimo Martins SGPS SA	1,550,161	13,585
	EDP Renovaveis SA	1,275,686	8,311
*	CTT-Correios de Portugal SA	821,579	7,621
	NOS SGPS	1,206,624	6,933
	Sonae SGPS SA	5,110,072	6,866
^	Portugal Telecom SGPS SA	3,561,072	5,841
	Portucel SA	1,337,752	4,993
*,^	Banco BPI SA	2,230,019	4,385
	Semapa-Sociedade de Investimento e Gestao	296,928	3,602
	Mota-Engil SGPS SA	674,990	3,548
	REN - Redes Energeticas Nacionais SGPS SA	898,128	2,785
	Altri SGPS SA	974,854	2,735

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

		Market
		Value
	Shares	($000)
* Banco Espirito Santo SA	19,970,703	501
		202,736
Russia (0.8%)
Gazprom OAO	45,443,500	149,535
Magnit PJSC GDR	1,769,653	118,720
Sberbank of Russia	66,899,502	118,605
Lukoil OAO	1,870,275	92,201
Gazprom OAO ADR	12,189,650	80,902
Lukoil OAO ADR	1,191,285	58,571
MMC Norilsk Nickel OJSC	299,226	55,896
Mobile Telesystems OJSC ADR	3,150,991	45,059
NOVATEK OAO GDR	390,322	41,954
NOVATEK OAO	3,218,740	33,090
Tatneft OAO	4,727,173	28,637
Tatneft OAO ADR	712,870	25,442
Rosneft OAO	4,522,009	25,227
Uralkali OJSC	6,331,396	22,672
AK Transneft OAO Preference Shares	9,831	21,487
VTB Bank OJSC	19,162,664,410	17,826
Rostelecom OJSC	6,717,563	16,751
Rosneft OAO GDR	2,868,319	15,997
Surgutneftegas OAO	22,548,236	15,098
Surgutneftegas OAO ADR	2,285,127	15,057
MegaFon OAO GDR	602,466	14,095
RusHydro JSC	811,091,350	13,069
2 VTB Bank OJSC GDR	6,646,801	12,581
Moscow Exchange MICEX-RTS OAO	8,779,200	11,841
Sistema JSFC GDR	876,621	7,096
Novolipetsk Steel OJSC GDR	523,106	6,704
* PIK Group	1,786,200	6,229
Severstal OAO	555,478	5,905
Severstal OAO GDR	504,260	5,334
PhosAgro OAO GDR	497,304	5,325
E.ON Russia JSC	85,677,911	4,978
LSR Group GDR	1,288,122	3,769
* Pharmstandard OJSC GDR	285,388	3,564
Sberbank of Russia ADR	459,278	3,493
* Inter RAO JSC	11,773,339,373	2,591
M Video OJSC	478,630	2,358
Aeroflot - Russian Airlines OJSC	2,585,521	2,297
TMK OAO GDR	292,619	2,295
* Magnitogorsk Iron & Steel Works OJSC	8,933,490	1,956
Federal Grid Co. Unified Energy System JSC	1,553,612,440	1,942
Acron JSC	61,723	1,929
* Rosseti JSC	146,012,055	1,756
TGK-1 OAO	5,426,746,387	652
* Mechel ADR	693,432	624
Mosenergo OAO	32,746,556	590
* OGK-2 OAO	138,346,306	577
Novolipetsk Steel OJSC	445,750	573
* Raspadskaya OAO	773,900	313
MMC Norilsk Nickel OJSC ADR	9,538	178
* Mechel	14,601	7
		1,123,348
Singapore (1.1%)
DBS Group Holdings Ltd.	11,007,854	159,071
Oversea-Chinese Banking Corp. Ltd.	19,309,383	148,706
Singapore Telecommunications Ltd.	46,358,814	136,474
United Overseas Bank Ltd.	7,490,167	134,422
Keppel Corp. Ltd.	9,051,393	66,785
Global Logistic Properties Ltd.	19,044,085	40,852
CapitaLand Ltd.	16,055,470	39,831
^ Singapore Press Holdings Ltd.	10,072,593	33,642
Wilmar International Ltd.	13,341,895	33,247

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

			Market
			Value
		Shares	($000)
	Genting Singapore plc	38,583,536	33,055
	Singapore Technologies Engineering Ltd.	9,827,188	28,731
	Singapore Exchange Ltd.	5,222,769	28,511
	City Developments Ltd.	3,737,619	27,546
	Noble Group Ltd.	28,566,813	26,655
	ComfortDelGro Corp. Ltd.	12,696,254	26,098
	CapitaMall Trust	16,478,481	25,354
	Singapore Airlines Ltd.	3,182,442	24,541
	Ascendas REIT	12,502,763	21,798
	Hutchison Port Holdings Trust	32,105,374	21,711
	Sembcorp Industries Ltd.	5,644,579	21,437
	Suntec REIT	15,170,000	21,087
	Jardine Cycle & Carriage Ltd.	631,824	19,668
	Golden Agri-Resources Ltd.	40,699,806	16,580
	CapitaCommercial Trust	12,426,000	16,158
^	Sembcorp Marine Ltd.	5,301,758	15,029
	UOL Group Ltd.	2,879,770	14,487
	Singapore Post Ltd.	9,013,000	13,897
	StarHub Ltd.	3,870,110	12,458
	Keppel Land Ltd.	4,544,601	11,835
	Yangzijiang Shipbuilding Holdings Ltd.	13,109,636	11,617
	Ezion Holdings Ltd.	8,539,200	10,179
	SATS Ltd.	4,029,000	9,728
	Venture Corp. Ltd.	1,575,000	9,480
	Mapletree Commercial Trust	8,156,000	9,095
	Keppel REIT	9,308,489	8,847
	Mapletree Greater China Commercial Trust	11,532,000	8,484
	Mapletree Industrial Trust	7,362,880	8,476
	Mapletree Logistics Trust	9,098,000	8,318
	United Engineers Ltd.	2,972,000	6,661
	Asian Pay Television Trust	8,725,000	5,808
	Starhill Global REIT	8,834,000	5,606
^	Fortune REIT	6,141,000	5,600
	CDL Hospitality Trusts	3,928,000	5,277
	Raffles Medical Group Ltd.	1,752,000	5,183
	Frasers Centrepoint Trust	3,410,000	5,179
^	Olam International Ltd.	3,095,000	5,148
	SIA Engineering Co. Ltd.	1,385,000	5,134
	SMRT Corp. Ltd.	4,351,000	5,071
	M1 Ltd.	1,840,000	5,000
	First Resources Ltd.	2,975,000	4,819
	AIMS AMP Capital Industrial REIT	3,952,792	4,598
	Parkway Life REIT	2,443,000	4,547
	Ascott Residence Trust	4,695,400	4,542
	Silverlake Axis Ltd.	4,253,084	4,505
	Cambridge Industrial Trust	7,983,000	4,322
	Frasers Commercial Trust	3,719,600	4,118
	Cache Logistics Trust	4,431,000	4,040
	CapitaRetail China Trust	3,058,180	3,887
*	China Animal Healthcare Ltd.	4,664,000	3,853
^	United Envirotech Ltd.	3,290,000	3,779
*,^	Neptune Orient Lines Ltd.	5,777,630	3,760
*	SIIC Environment Holdings Ltd.	28,067,000	3,733
2	ARA Asset Management Ltd.	2,659,880	3,545
	Yanlord Land Group Ltd.	4,142,000	3,539
^	Far East Hospitality Trust	5,442,000	3,517
	OUE Hospitality Trust	4,732,666	3,360
*	Biosensors International Group Ltd.	6,872,000	3,344
	Wing Tai Holdings Ltd.	2,353,117	3,284
	Lippo Malls Indonesia Retail Trust	11,164,000	3,216
^	Sabana Shari'ah Compliant Industrial REIT	4,106,118	3,164
^	SPH REIT	3,615,000	2,977
^	COSCO Corp. Singapore Ltd.	6,391,513	2,969
	Frasers Centrepoint Ltd.	2,327,000	2,963

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

			Market
			Value
		Shares	($000)
	First REIT	3,025,000	2,900
^	OUE Ltd.	1,714,000	2,825
	Ascendas India Trust	4,348,000	2,776
	Ascendas Hospitality Trust	5,036,300	2,768
	Hyflux Ltd.	3,479,000	2,740
	Religare Health Trust	3,534,000	2,723
*,^	Yoma Strategic Holdings Ltd.	5,178,000	2,716
*	Fraser and Neave Ltd.	1,093,646	2,695
	Ezra Holdings Ltd.	4,107,000	2,630
^	Super Group Ltd.	2,650,000	2,452
	Croesus Retail Trust	3,140,000	2,298
	Soilbuild Business Space REIT	3,723,000	2,261
	Ho Bee Land Ltd.	1,427,000	2,214
	OSIM International Ltd.	1,511,000	2,203
	GuocoLeisure Ltd.	2,837,000	2,032
	Boustead Singapore Ltd.	1,318,000	1,889
*	Vard Holdings Ltd.	3,448,000	1,859
	Fortune REIT	1,987,077	1,844
	Indofood Agri Resources Ltd.	2,711,000	1,775
	Bumitama Agri Ltd.	1,918,000	1,629
^	HanKore Environment Tech Group Ltd.	2,287,200	1,548
^	Midas Holdings Ltd.	5,922,000	1,508
^	Perennial China Retail Trust	3,642,000	1,503
	CSE Global Ltd.	2,792,000	1,464
	Raffles Education Corp. Ltd.	5,164,398	1,368
*,^	Ying Li International Real Estate Ltd.	5,776,000	1,192
	Tat Hong Holdings Ltd.	1,612,000	987
	China Fishery Group Ltd.	3,558,000	985
	Keppel Telecommunications & Transportation Ltd.	674,000	909
^	Swiber Holdings Ltd.	2,760,000	849
	Hong Leong Asia Ltd.	760,000	810
*,^	Gallant Venture Ltd.	4,096,000	790
	GMG Global Ltd.	15,906,000	776
*,^	Tiger Airways Holdings Ltd.	2,821,799	693
	Hi-P International Ltd.	1,131,000	572
	Metro Holdings Ltd.	758,000	518
*,^	Blumont Group Ltd.	10,261,500	169
*,^	LionGold Corp. Ltd.	4,588,000	97
			1,517,905
South Africa (1.6%)
	Naspers Ltd.	2,292,774	284,990
	MTN Group Ltd.	11,136,706	246,525
	Sasol Ltd.	3,504,147	175,073
	Standard Bank Group Ltd.	7,625,036	95,999
	FirstRand Ltd.	20,630,047	88,273
	Steinhoff International Holdings Ltd.	15,702,486	80,332
	Sanlam Ltd.	11,134,148	70,302
	Remgro Ltd.	3,052,977	70,067
	Aspen Pharmacare Holdings Ltd.	1,933,230	69,015
	Bidvest Group Ltd.	2,032,713	55,872
	Woolworths Holdings Ltd.	5,683,084	40,412
	Shoprite Holdings Ltd.	2,751,993	39,845
	Growthpoint Properties Ltd.	13,345,605	32,355
	Barclays Africa Group Ltd.	2,040,615	32,244
	Mr Price Group Ltd.	1,455,496	30,128
	Tiger Brands Ltd.	947,847	28,487
	Netcare Ltd.	9,352,921	28,290
	Nedbank Group Ltd.	1,232,579	26,843
	Vodacom Group Ltd.	2,079,345	25,244
	Mediclinic International Ltd.	2,744,477	24,524
*	Impala Platinum Holdings Ltd.	3,279,653	23,891
	RMB Holdings Ltd.	4,221,031	23,447
	Life Healthcare Group Holdings Ltd.	6,203,403	23,436
*	AngloGold Ashanti Ltd.	2,557,068	21,407

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

			Market
			Value
		Shares	($000)
	Imperial Holdings Ltd.	1,090,468	18,795
	Truworths International Ltd.	2,638,800	18,053
	Discovery Ltd.	1,866,287	16,989
	MMI Holdings Ltd.	6,500,388	16,618
	Brait SE	2,137,942	16,064
	Gold Fields Ltd.	4,857,613	15,829
	Nampak Ltd.	3,766,637	15,363
	Coronation Fund Managers Ltd.	1,685,063	14,598
	Investec Ltd.	1,542,620	14,082
	Foschini Group Ltd.	1,201,293	13,580
*	Sappi Ltd.	3,375,640	13,342
	SPAR Group Ltd.	1,095,947	12,830
	AVI Ltd.	1,945,988	12,680
	Mondi Ltd.	752,686	12,577
	Barloworld Ltd.	1,415,449	12,290
*	Anglo American Platinum Ltd.	376,947	11,887
	Capital Property Fund	9,314,825	10,816
*	Telkom SA SOC Ltd.	1,973,786	10,473
	Clicks Group Ltd.	1,472,130	10,026
^	Capitec Bank Holdings Ltd.	372,890	9,834
	Tongaat Hulett Ltd.	694,348	9,169
	Kumba Iron Ore Ltd.	362,294	9,055
	Sibanye Gold Ltd.	4,706,900	8,834
^	Exxaro Resources Ltd.	809,082	8,431
	Aeci Ltd.	730,897	8,183
	PPC Ltd.	2,898,176	7,775
	Omnia Holdings Ltd.	387,950	7,742
	African Rainbow Minerals Ltd.	618,700	7,630
	Liberty Holdings Ltd.	657,901	7,616
	Massmart Holdings Ltd.	689,604	7,445
	Pick n Pay Stores Ltd.	1,435,651	6,943
*	Northam Platinum Ltd.	2,206,830	6,889
	EOH Holdings Ltd.	669,889	6,535
^	Sun International Ltd.	579,760	6,490
	Grindrod Ltd.	2,921,801	5,985
	DataTec Ltd.	1,125,822	5,669
*	Super Group Ltd.	1,867,536	5,344
	JSE Ltd.	542,725	5,295
*	Attacq Ltd.	2,704,516	5,270
	Murray & Roberts Holdings Ltd.	2,555,981	5,251
^	Reunert Ltd.	985,674	5,200
	SA Corporate Real Estate Fund Nominees Pty Ltd.	12,357,955	5,188
*,^	Aveng Ltd.	2,667,392	4,901
	PSG Group Ltd.	452,633	4,720
*,^	Adcock Ingram Holdings Ltd.	915,513	4,112
^	Famous Brands Ltd.	406,205	3,997
	Emira Property Fund	2,738,162	3,972
^	Assore Ltd.	212,546	3,949
	Santam Ltd.	212,812	3,942
	Wilson Bayly Holmes-Ovcon Ltd.	329,985	3,891
*,^	Harmony Gold Mining Co. Ltd.	2,327,175	3,807
	Pick n Pay Holdings Ltd.	1,623,378	3,407
^	Lewis Group Ltd.	555,798	3,351
	Mpact Ltd.	1,038,674	3,348
	Illovo Sugar Ltd.	1,393,161	3,336
	Astral Foods Ltd.	241,621	3,320
*,^	ArcelorMittal South Africa Ltd.	1,034,410	3,067
^	Metair Investments Ltd.	837,765	2,853
	City Lodge Hotels Ltd.	192,444	2,146
	Blue Label Telecoms Ltd.	2,352,600	2,080
	Group Five Ltd.	590,840	2,021
	Fountainhead Property Trust	2,749,774	2,019
*	Adcorp Holdings Ltd.	638,139	1,965
*	Peregrine Holdings Ltd.	942,899	1,964

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

			Market
			Value
		Shares	($000)
*	Royal Bafokeng Platinum Ltd.	349,835	1,855
	Cashbuild Ltd.	127,327	1,790
	Raubex Group Ltd.	856,818	1,735
	Clover Industries Ltd.	872,733	1,557
^	Invicta Holdings Ltd.	161,050	1,478
	Oceana Group Ltd.	197,538	1,359
*	Eqstra Holdings Ltd.	2,351,430	1,103
*	Pinnacle Holdings Ltd.	736,208	812
*	DRDGOLD Ltd.	2,425,801	667
	Merafe Resources Ltd.	7,114,792	660
^	African Bank Investments Ltd.	7,766,579	218
*,^	Ellies Holdings Ltd.	625,859	73
*,^	Great Basin Gold Ltd.	2,279,068	4
			2,151,145
South Korea (3.1%)
	Samsung Electronics Co. Ltd.	636,046	736,832
*	SK Hynix Inc.	3,376,109	155,531
	Hyundai Motor Co.	971,979	155,019
	NAVER Corp.	172,404	121,135
	Shinhan Financial Group Co. Ltd.	2,282,704	107,494
	POSCO	368,341	105,872
	Hyundai Mobis Co. Ltd.	425,070	101,325
	Kia Motors Corp.	1,638,208	79,920
	KB Financial Group Inc.	2,004,126	78,501
	KT&G Corp.	765,689	68,053
	Samsung Fire & Marine Insurance Co. Ltd.	246,214	66,350
	Hana Financial Group Inc.	1,852,046	63,967
	Samsung C&T Corp.	786,882	53,288
	LG Chem Ltd.	276,563	51,459
2	Samsung Electronics Co. Ltd. GDR	88,799	51,110
	SK Telecom Co. Ltd.	185,718	46,580
	Samsung Life Insurance Co. Ltd.	399,223	43,565
	Amorepacific Corp.	19,979	43,014
*	LG Display Co. Ltd.	1,426,866	42,680
	LG Electronics Inc.	683,906	41,820
	Korea Electric Power Corp.	944,769	41,207
	Samsung SDI Co. Ltd.	348,489	41,155
	LG Household & Health Care Ltd.	59,381	34,668
	LG Corp.	568,380	33,841
	SK Innovation Co. Ltd.	385,891	31,497
	SK C&C Co. Ltd.	138,910	31,492
*	Korea Electric Power Corp. ADR	1,364,520	29,828
	POSCO ADR	406,691	29,103
^	Daum Communications Corp.	204,574	28,668
*	Shinhan Financial Group Co. Ltd. ADR	605,671	28,509
	Samsung Heavy Industries Co. Ltd.	1,123,624	27,415
	Coway Co. Ltd.	351,563	26,746
	Hyundai Steel Co.	418,929	26,723
	Hyundai Heavy Industries Co. Ltd.	278,543	25,884
	SK Holdings Co. Ltd.	162,841	25,387
	Korea Zinc Co. Ltd.	67,093	25,242
	Hyundai Glovis Co. Ltd.	99,689	24,792
	E-Mart Co. Ltd.	132,020	24,524
	Hankook Tire Co. Ltd.	471,710	24,285
	Kangwon Land Inc.	716,689	23,483
	BS Financial Group Inc.	1,430,200	22,229
	Hotel Shilla Co. Ltd.	227,467	21,866
	AMOREPACIFIC Group	19,171	21,228
	Woori Finance Holdings Co. Ltd.	1,884,265	21,182
	Industrial Bank of Korea	1,428,165	20,937
	Hyundai Engineering & Construction Co. Ltd.	456,037	20,742
	Lotte Shopping Co. Ltd.	71,892	19,953
	KCC Corp.	33,438	18,531
	Orion Corp.	23,347	18,029

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

			Market
			Value
		Shares	($000)
	KT Corp.	585,316	17,972
	Dongbu Insurance Co. Ltd.	308,511	17,296
	KB Financial Group Inc. ADR	446,036	17,262
	CJ CheilJedang Corp.	47,157	17,257
	Samsung Securities Co. Ltd.	381,284	17,076
	Hyundai Wia Corp.	97,319	16,749
	Samsung Electro-Mechanics Co. Ltd.	355,593	16,150
^	Celltrion Inc.	409,164	16,076
	Hyundai Development Co-Engineering & Construction	396,919	15,011
	CJ Corp.	91,909	14,988
	LG Uplus Corp.	1,361,173	13,980
	Korea Investment Holdings Co. Ltd.	254,380	12,885
	Lotte Chemical Corp.	92,439	12,880
	NCSoft Corp.	92,499	12,737
	Hyundai Department Store Co. Ltd.	99,644	12,600
	GS Holdings Corp.	321,558	12,478
	Daewoo Securities Co. Ltd.	1,186,264	12,455
	Korea Aerospace Industries Ltd.	315,865	12,215
	Daelim Industrial Co. Ltd.	171,009	11,422
^	Youngone Corp.	188,902	11,415
	DGB Financial Group Inc.	774,793	11,062
^	Samsung Engineering Co. Ltd.	187,697	10,829
^	Hanssem Co. Ltd.	89,794	10,721
	Hanwha Life Insurance Co. Ltd.	1,382,189	10,616
	SK Telecom Co. Ltd. ADR	375,300	10,430
^	Daewoo Shipbuilding & Marine Engineering Co. Ltd.	600,540	10,297
	Hyundai Marine & Fire Insurance Co. Ltd.	385,330	10,189
^	S-Oil Corp.	265,076	10,056
^	OCI Co. Ltd.	114,891	9,907
	SK Networks Co. Ltd.	963,686	9,883
^	Paradise Co. Ltd.	306,094	9,571
	Lotte Confectionery Co. Ltd.	5,242	9,425
	S-1 Corp.	134,840	9,371
*	Kumho Tire Co. Inc.	934,001	9,353
	Samsung Card Co. Ltd.	216,736	9,331
^	Halla Visteon Climate Control Corp.	208,634	9,328
	Hyosung Corp.	154,233	9,175
*,^	Com2uSCorp	49,781	9,101
	Daewoo International Corp.	285,152	9,037
	Hanwha Corp.	334,344	8,580
*	Cheil Worldwide Inc.	547,732	8,548
*	Doosan Infracore Co. Ltd.	840,222	8,503
	Korea Gas Corp.	176,796	8,295
	Yuhan Corp.	49,748	8,218
	Shinsegae Co. Ltd.	43,982	8,174
*,^	CJ Korea Express Co. Ltd.	44,967	8,127
^	Kumho Petrochemical Co. Ltd.	111,025	8,018
*	Mando Corp.	40,979	7,726
^	Samsung Techwin Co. Ltd.	250,311	7,648
*	Daewoo Engineering & Construction Co. Ltd.	1,243,389	7,630
	Woori Investment & Securities Co. Ltd.	694,791	7,620
	LIG Insurance Co. Ltd.	282,033	7,355
*,^	LG Innotek Co. Ltd.	89,910	7,119
^	GS Engineering & Construction Corp.	269,358	7,093
*	KT Corp. ADR	447,300	6,857
	Doosan Heavy Industries & Construction Co. Ltd.	306,412	6,730
	Mirae Asset Securities Co. Ltd.	152,526	6,537
	Hyundai Greenfood Co. Ltd.	379,754	6,491
^	Korean Reinsurance Co.	603,555	6,442
*	Korean Air Lines Co. Ltd.	180,811	6,425
^	SK Chemicals Co. Ltd.	112,096	6,403
^	Medy-Tox Inc.	26,537	6,204
*,^	NHN Entertainment Corp.	77,417	6,125
	Lotte Chilsung Beverage Co. Ltd.	3,799	6,052

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

			Market
			Value
		Shares	($000)
	LS Corp.	107,674	6,020
	Doosan Corp.	56,347	5,855
	LS Industrial Systems Co. Ltd.	99,008	5,848
	LG Hausys Ltd.	37,631	5,706
	Hanwha Chemical Corp.	500,983	5,703
	Fila Korea Ltd.	52,958	5,570
^	Kolon Industries Inc.	107,419	5,474
^	Eo Technics Co. Ltd.	51,024	5,282
	NongShim Co. Ltd.	20,882	5,222
	Daesang Corp.	133,410	5,190
^	CJ CGV Co. Ltd.	101,700	4,990
	CJ O Shopping Co. Ltd.	19,288	4,734
	KEPCO Plant Service & Engineering Co. Ltd.	57,063	4,685
*,^	Hyundai Merchant Marine Co. Ltd.	436,381	4,677
^	LOTTE Himart Co. Ltd.	75,135	4,649
	Hyundai Home Shopping Network Corp.	36,299	4,611
*,^	Naturalendo Tech Co. Ltd.	86,190	4,589
^	Hyundai Mipo Dockyard Co. Ltd.	63,995	4,551
	Hyundai Securities Co. Ltd.	698,572	4,517
	Taekwang Industrial Co. Ltd.	3,858	4,512
	Green Cross Corp.	35,092	4,500
*,^	Wonik IPS Co. Ltd.	350,558	4,435
	Meritz Securities Co. Ltd.	1,072,995	4,367
^	Hite Jinro Co. Ltd.	175,156	4,337
	Ottogi Corp.	8,153	4,320
	Dongsuh Co. Inc.	216,507	4,266
^	Grand Korea Leisure Co. Ltd.	117,650	4,196
^	Seoul Semiconductor Co. Ltd.	236,723	4,069
^	JB Financial Group Co. Ltd.	651,861	4,028
	GS Home Shopping Inc.	19,962	4,023
^	Korea Kolmar Co. Ltd.	80,195	3,907
	Hanjin Transportation Co. Ltd.	76,986	3,861
*	SK Broadband Co. Ltd.	897,078	3,861
*,^	Cosmax Inc.	37,994	3,845
*	CJ E&M Corp.	121,673	3,824
*,^	Gamevil Inc.	30,029	3,799
	Green Cross Holdings Corp.	179,567	3,786
	Poongsan Corp.	152,270	3,758
	Young Poong Corp.	3,350	3,722
	Meritz Fire & Marine Insurance Co. Ltd.	308,442	3,695
^	LF Corp.	116,298	3,664
^	Hana Tour Service Inc.	57,778	3,651
*	ViroMed Co. Ltd.	75,304	3,647
^	KEPCO Engineering & Construction Co. Inc.	59,085	3,590
	Youngone Holdings Co. Ltd.	35,685	3,584
^	iMarketKorea Inc.	144,070	3,555
	Hansae Co. Ltd.	103,712	3,545
^	SFA Engineering Corp.	82,935	3,530
	Lotte Food Co. Ltd.	5,548	3,461
	Hanil Cement Co. Ltd.	26,360	3,445
^	Chong Kun Dang Pharmaceutical Corp.	50,164	3,363
^	Hyundai Hysco Co. Ltd.	51,286	3,341
	Hankook Tire Worldwide Co. Ltd.	159,737	3,239
*,^	Seegene Inc.	58,004	3,194
	LG International Corp.	157,142	3,186
	SKC Co. Ltd.	121,400	3,144
*,^	Hanjin Shipping Co. Ltd.	658,999	3,117
	Samchully Co. Ltd.	22,034	3,115
^	Samsung Fine Chemicals Co. Ltd.	108,920	3,039
	Huchems Fine Chemical Corp.	138,761	3,020
^	KIWOOM Securities Co. Ltd.	70,038	2,976
^	Binggrae Co. Ltd.	38,425	2,974
	Sungwoo Hitech Co. Ltd.	206,050	2,974
*,^	Hanmi Pharm Co. Ltd.	37,102	2,973

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

			Market
			Value
		Shares	($000)
	Samyang Holdings Corp.	34,668	2,890
*,^	LG Life Sciences Ltd.	81,806	2,880
*	Ssangyong Cement Industrial Co. Ltd.	293,036	2,842
	Korea Electric Terminal Co. Ltd.	55,080	2,840
*,^	Chabiotech Co. Ltd.	200,063	2,759
*,^	Hyundai Rotem Co. Ltd.	137,686	2,747
	Hyundai Securities Co. Ltd. Preference Shares	421,424	2,739
	Nexen Tire Corp.	221,108	2,712
	Hyundai Corp.	78,933	2,706
^	Kolao Holdings	172,919	2,691
*	Osstem Implant Co. Ltd.	64,262	2,668
	Kwang Dong Pharmaceutical Co. Ltd.	270,560	2,622
*,^	GemVax & Kael Co. Ltd.	145,286	2,620
^	YG Entertainment Inc.	61,282	2,597
*	Muhak Co. Ltd.	81,713	2,585
*,^	SM Entertainment Co.	94,382	2,574
^	Handsome Co. Ltd.	85,292	2,561
	Dongwon Industries Co. Ltd.	8,252	2,535
	Halla Holdings Corp.	37,560	2,493
*	Kyongnam Bank	210,296	2,461
	Daishin Securities Co. Ltd.	244,392	2,347
^	Hansol Paper Co.	249,922	2,321
*,^	Hyundai Elevator Co. Ltd.	55,186	2,320
*	KONA I Co. Ltd.	56,743	2,314
	Tongyang Life Insurance	210,289	2,283
	SK Gas Ltd.	17,222	2,254
	Dong-A Socio Holdings Co. Ltd.	15,978	2,198
	Dong-A ST Co. Ltd.	25,348	2,188
^	GS Retail Co. Ltd.	93,857	2,185
*,^	Pan Ocean Co. Ltd.	644,140	2,174
	Golfzon Co. Ltd.	85,966	2,158
^	Partron Co. Ltd.	258,216	2,130
*,^	Hanjin Kal Corp.	85,669	2,127
*,^	Korea Line Corp.	73,973	2,110
	Seah Besteel Corp.	69,591	2,082
^	Interpark Corp.	245,003	2,082
*	Asiana Airlines Inc.	546,970	2,056
^	Hancom Inc.	94,254	2,040
	Bukwang Pharmaceutical Co. Ltd.	106,863	1,996
^	Ilyang Pharmaceutical Co. Ltd.	78,228	1,978
	Daeduck Electronics Co.	228,994	1,940
	Daewoong Pharmaceutical Co. Ltd.	29,543	1,925
*	Hanwha General Insurance Co. Ltd.	374,563	1,910
^	Yuanta Securities Korea	661,630	1,895
*,^	Medipost Co. Ltd.	40,367	1,894
	Dongkuk Steel Mill Co. Ltd.	318,442	1,890
	Chongkundang Holdings Corp.	25,685	1,889
^	Posco ICT Co. Ltd.	329,681	1,880
	Namyang Dairy Products Co. Ltd.	2,924	1,871
	Meritz Financial Group Inc.	209,931	1,853
*,^	WeMade Entertainment Co. Ltd.	51,957	1,847
*,^	Seobu T&D	88,889	1,797
*,^	Ssangyong Motor Co.	260,634	1,772
*,^	Neowiz Games Corp.	81,815	1,764
	POSCO Chemtech Co. Ltd.	12,406	1,731
	Hankook Shell Oil Co. Ltd.	3,759	1,716
	SL Corp.	91,937	1,695
*	Toray Chemical Korea Inc.	139,132	1,674
	KT Skylife Co. Ltd.	90,550	1,672
*	Hanmi Science Co. ltd	120,383	1,658
^	Maeil Dairy Industry Co. Ltd.	51,233	1,622
*,^	Komipharm International Co. Ltd.	174,258	1,619
	S&T Motiv Co. Ltd.	44,340	1,607
	Daou Technology Inc.	154,070	1,602

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

			Market
			Value
		Shares	($000)
*	Hanil E-Hwa Co. Ltd.	94,696	1,588
	CJ Hellovision Co. Ltd.	165,203	1,585
^	Sung Kwang Bend Co. Ltd.	104,583	1,513
	OCI Materials Co. Ltd.	31,499	1,502
	Sindoh Co. Ltd.	22,337	1,479
*,^	Hanjin Heavy Industries & Construction Co. Ltd.	345,676	1,401
	Kyobo Securities Co. Ltd.	107,096	1,392
*	SK Securities Co. Ltd.	1,579,025	1,379
	NH Investment & Securities Co. Ltd.	182,329	1,370
*	Kwangju Bank	135,088	1,365
	E1 Corp.	19,553	1,323
	Daekyo Co. Ltd.	187,630	1,308
*,^	SeAH Steel Corp.	16,737	1,297
^	Soulbrain Co. Ltd.	50,184	1,289
^	Cosmax BTI Inc	26,339	1,259
	Dae Han Flour Mills Co. Ltd.	6,656	1,245
*,^	Lumens Co. Ltd.	242,423	1,245
^	Ahnlab Inc.	36,178	1,219
^	MegaStudy Co. Ltd.	24,176	1,213
^	Able C&C Co. Ltd.	56,469	1,212
^	Silicon Works Co. Ltd.	53,527	1,172
	Taeyoung Engineering & Construction Co. Ltd.	291,250	1,157
^	Lock&Lock Co. Ltd.	107,346	1,146
*,^	TK Corp.	84,891	1,097
*,^	Hansol Technics Co. Ltd.	97,712	1,075
*	Green Cross Cell Corp.	42,591	1,075
^	Daeduck GDS Co. Ltd.	96,635	981
	SBS Media Holdings Co. Ltd.	316,561	975
*,^	Taihan Electric Wire Co. Ltd.	527,450	966
	S&T Dynamics Co. Ltd.	120,448	952
	Dongyang Mechatronics Corp.	128,790	945
	Youlchon Chemical Co. Ltd.	73,865	944
	Namhae Chemical Corp.	118,990	941
*	Woongjin Thinkbig Co. Ltd.	136,869	933
	Daishin Securities Co. Ltd. Preference Shares	144,461	929
*	Hanwha Investment & Securities Co. Ltd.	262,928	924
^	Agabang&Company	116,041	896
^	Hanjin Heavy Industries & Construction Holdings Co. Ltd.	100,460	859
*,^	Doosan Engine Co. Ltd.	147,681	851
	Humax Co. Ltd.	86,305	846
*,^	Taewoong Co. Ltd.	54,225	843
*,^	Pharmicell Co. Ltd.	182,712	818
	KISCO Corp.	25,673	802
*,^	STS Semiconductor & Telecommunications	258,839	791
*,^	Dongbu HiTek Co. Ltd.	155,564	780
*,^	Duksan Hi-Metal Co. Ltd.	76,108	766
	Kolon Corp.	30,530	736
*,^	Foosung Co. Ltd.	309,713	721
	DuzonBIzon Co. Ltd.	107,220	707
*,^	3S Korea Co. Ltd.	256,028	705
	Sam Young Electronics Co. Ltd.	62,700	693
	Samyang Corp.	9,831	637
*,^	KTB Investment & Securities Co. Ltd.	313,918	633
^	Kumho Electric Co. Ltd.	39,516	631
^	NEPES Corp.	106,422	621
^	Iljin Display Co. Ltd.	84,690	567
	Seoyeon Co. Ltd.	38,558	550
	Hitejinro Holdings Co. Ltd.	46,396	543
	Dongbu Securities Co. Ltd.	144,289	537
*,^	Jusung Engineering Co. Ltd.	176,490	517
*	Hanjin Shipping Holdings Co. Ltd.	51,820	504
	INTOPS Co. Ltd.	34,275	501
*	Eugene Investment & Securities Co. Ltd.	280,023	472
*,^	Insun ENT Co. Ltd.	149,183	458

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

			Market
			Value
		Shares	($000)
*,^	Interflex Co. Ltd.	43,045	452
*	ICD Co. Ltd.	78,007	448
*,^	CUROCOM Co. Ltd.	407,211	447
^	EG Corp.	25,123	444
*,^	SK Communications Co. Ltd.	68,842	424
*,^	CNK International Co. Ltd.	259,916	420
*,^	Woongjin Energy Co. Ltd.	312,022	410
*,^	Dongbu Steel Co. Ltd.	243,082	393
	Melfas Inc.	64,559	320
^	Capro Corp.	98,950	264
*,^	STX Engine Co. Ltd.	80,200	263
*,^	Shinsung Solar Energy Co. Ltd.	254,110	257
*,^	China Ocean Resources Co. Ltd.	205,940	255
	Samsung SDS Co. Ltd.	853	154
*	Tera Resource Co. Ltd.	836,893	9
			4,113,407
Spain (2.3%)
*	Banco Santander SA	75,703,022	667,933
	Banco Bilbao Vizcaya Argentaria SA	37,285,313	416,900
	Telefonica SA	25,208,509	379,087
	Iberdrola SA	32,376,683	229,042
*	Inditex SA	6,715,560	189,112
	Repsol SA	6,502,854	145,450
	Amadeus IT Holding SA	2,694,946	99,150
*	CaixaBank SA	12,420,259	67,880
	Banco de Sabadell SA	22,207,754	64,205
	Red Electrica Corp. SA	684,328	59,814
*	Banco Popular Espanol SA	9,818,215	56,330
	Gas Natural SDG SA	1,946,459	56,240
	Ferrovial SA	2,554,440	52,265
*	Bankia SA	29,139,067	52,198
	Abertis Infraestructuras SA	2,482,721	51,724
	Enagas SA	1,284,544	43,140
	Grifols SA	1,053,479	42,920
*	ACS Actividades de Construccion y Servicios SA	1,100,751	40,852
	Bankinter SA	4,368,299	36,111
	Distribuidora Internacional de Alimentacion SA	3,698,383	23,518
	Mapfre SA	6,412,769	22,008
*	Jazztel plc	1,376,477	22,004
*	Mediaset Espana Comunicacion SA	1,491,680	18,714
	Bolsas y Mercados Espanoles SA	487,861	18,558
*,^	Abengoa SA	4,278,971	18,102
	Viscofan SA	295,367	17,362
	Banco Santander SA ADR	1,665,671	14,608
	Zardoya Otis SA	1,100,181	12,825
*	Gamesa Corp. Tecnologica SA	1,286,045	12,719
*	Acerinox SA	793,108	11,783
*,^	Acciona SA	161,838	11,309
^	Endesa SA	536,058	10,452
	Ebro Foods SA	537,112	9,618
	Tecnicas Reunidas SA	192,938	9,513
	Grupo Catalana Occidente SA	311,980	9,407
	Indra Sistemas SA	723,347	7,992
	Prosegur Cia de Seguridad SA	1,275,335	7,487
*	Inmobiliaria Colonial SA	10,468,377	7,390
^	Obrascon Huarte Lain SA	243,466	7,126
*	Almirall SA	375,485	6,179
	Corp Financiera Alba SA	110,729	6,101
*	Applus Services SA	473,438	5,724
^	Atresmedia Corp. de Medios de Comunicacion SA	377,360	5,532
*,^	Fomento de Construcciones y Contratas SA	254,215	4,678
*	Sacyr SA	1,051,592	4,622
^	Construcciones y Auxiliar de Ferrocarriles SA	13,199	4,395
*	NH Hotel Group SA	937,023	4,283

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

			Market
			Value
		Shares	($000)
*	Liberbank SA	4,963,534	4,238
^	Melia Hotels International SA	358,192	3,581
	CIE Automotive SA	256,714	3,486
*	Zeltia SA	1,063,690	3,479
*	Faes Farma SA	1,424,839	3,300
*,^	Promotora de Informaciones SA	9,167,017	2,591
^	Tubos Reunidos SA	632,885	1,855
^	Ence Energia y Celulosa S.A	850,187	1,843
	Duro Felguera SA	404,109	1,829
	Papeles y Cartones de Europa SA	274,916	1,436
	Tubacex SA	244,631	1,042
*	Deoleo SA	2,015,631	935
*,^	Abengoa SA	168,103	744
*,^	Realia Business SA	476,200	694
*,^	Let's GOWEX SA	155,449	—
*	Pescanova SA	63,151	—
			3,095,415
Sweden (2.1%)
	Nordea Bank AB	20,129,088	258,142
	Hennes & Mauritz AB Class B	6,016,520	239,548
	Telefonaktiebolaget LM Ericsson Class B	18,888,098	223,339
	Swedbank AB Class A	6,616,615	174,994
	Svenska Handelsbanken AB Class A	3,042,329	145,064
	Skandinaviska Enskilda Banken AB Class A	9,219,635	118,307
	Atlas Copco AB Class A	3,927,920	113,490
	Volvo AB Class B	9,674,978	111,695
	Assa Abloy AB Class B	1,985,261	105,580
	Investor AB Class B	2,864,816	102,498
	TeliaSonera AB	13,720,554	95,114
	Svenska Cellulosa AB SCA Class B	3,676,900	82,425
	Sandvik AB	6,837,651	75,184
	Atlas Copco AB Class B	2,476,106	65,454
	Hexagon AB Class B	1,604,740	54,003
	SKF AB	2,631,307	52,816
	Skanska AB Class B	2,282,333	46,609
	Investment AB Kinnevik	1,298,024	41,169
	Swedish Match AB	1,261,831	41,028
	Alfa Laval AB	1,981,180	40,766
	Electrolux AB Class B	1,409,901	40,288
	Boliden AB	1,728,721	28,620
	Getinge AB	1,151,041	26,693
	Trelleborg AB Class B	1,530,372	26,133
	Tele2 AB	1,953,043	24,778
^	Elekta AB Class B	2,242,976	22,917
	Industrivarden AB Class A	1,222,440	22,599
	Securitas AB Class B	1,931,993	21,387
	ICA Gruppen AB	483,540	19,356
*	Lundin Petroleum AB	1,364,741	19,350
^	Meda AB Class A	1,428,682	18,808
	Industrivarden AB	1,036,712	18,125
	Husqvarna AB	2,323,996	17,278
	Castellum AB	1,035,981	15,881
	NCC AB Class B	512,575	15,056
	BillerudKorsnas AB	963,787	14,057
	Hexpol AB	155,997	13,834
*	Swedish Orphan Biovitrum AB	994,461	11,382
	Fabege AB	832,994	10,686
	Nibe Industrier AB Class B	396,492	10,524
	Loomis AB Class B	381,747	10,494
	Modern Times Group MTG AB Class B	337,876	10,435
*,^	SSAB AB Class A	1,408,070	10,211
	JM AB	314,221	10,173
	Axfood AB	164,321	10,135
	Holmen AB	306,587	10,131

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

			Market
			Value
		Shares	($000)
	Wallenstam AB	634,280	9,588
*	Betsson AB	258,204	9,109
	Hufvudstaden AB Class A	695,474	9,009
	AAK AB	160,402	8,695
	Ratos AB	1,219,220	8,187
	Indutrade AB	194,716	7,864
	LE Lundbergfortagen AB Class B	183,346	7,695
*	Fastighets AB Balder	582,037	7,575
	Wihlborgs Fastigheter AB	418,058	7,325
*	SSAB AB Class B	1,131,251	7,285
	Saab AB Class B	261,368	7,081
^	Kungsleden AB	1,134,833	7,061
	Intrum Justitia AB	236,663	7,032
	Peab AB	1,015,051	6,873
^	Axis Communications AB	231,926	6,340
^	Avanza Bank Holding AB	171,283	5,447
*	AF AB	347,225	5,269
	Sanitec Corp.	348,878	4,489
*	Hemfosa Fastigheter AB	252,024	4,169
	Nobia AB	449,854	3,661
	Haldex AB	279,241	3,432
*	Lindab International AB	365,983	3,363
	Concentric AB	268,447	3,297
	Melker Schorling AB	67,244	3,185
	Clas Ohlson AB	177,273	3,068
*	Investment AB Oresund	137,628	2,931
*	Rezidor Hotel Group AB	598,161	2,622
	Klovern AB Preference Shares	110,555	2,433
^	Mekonomen AB	107,773	2,269
	Klovern AB	444,777	2,265
	Fastighets AB Balder Preference Shares	38,552	1,819
*,^	CDON Group AB	594,173	1,607
	Sagax AB Preference Shares	321,393	1,550
	Nordnet AB	431,238	1,524
	Bure Equity AB	344,881	1,445
	SkiStar AB	122,568	1,407
*,^	SAS AB	816,378	1,258
*	KappAhl AB	198,987	1,108
	NCC AB Class A	26,182	770
*,^	Active Biotech AB	228,759	694
*,^	Eniro AB	551,578	607
	Bilia AB	13,762	389
			2,829,353
Switzerland (6.0%)
	Nestle SA	20,219,307	1,480,270
	Novartis AG	14,765,472	1,369,409
	Roche Holding AG	4,455,020	1,315,819
	UBS AG	22,358,926	388,600
	ABB Ltd.	14,527,007	318,566
	Zurich Insurance Group AG	935,216	283,038
	Cie Financiere Richemont SA	3,238,607	272,874
	Credit Suisse Group AG	10,122,489	269,631
	Syngenta AG	581,640	180,258
	Swiss Re AG	2,169,534	175,454
	Holcim Ltd.	1,445,010	102,464
	Givaudan SA	58,599	97,776
	Swatch Group AG (Bearer)	192,146	91,094
	Swisscom AG	144,396	85,108
	Geberit AG	238,370	81,332
	Actelion Ltd.	613,626	72,850
	Adecco SA	1,051,192	71,225
	SGS SA	32,402	71,200
^	Transocean Ltd.	2,188,591	65,236
	Julius Baer Group Ltd.	1,385,369	60,698

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

			Market
			Value
		Shares	($000)
	Sonova Holding AG	328,527	51,237
	Sika AG	13,330	47,635
	Swiss Life Holding AG	185,444	42,554
	Kuehne & Nagel International AG	319,392	41,616
	Schindler Holding AG	280,311	39,222
	Chocoladefabriken Lindt & Sprungli AG	646	38,736
	Aryzta AG	453,019	38,538
	Baloise Holding AG	297,064	37,396
	Lonza Group AG	329,052	36,296
	Partners Group Holding AG	112,871	30,031
	Chocoladefabriken Lindt & Sprungli AG	5,973	29,970
	Clariant AG	1,706,903	29,779
*	Dufry AG	202,155	29,100
	Swiss Prime Site AG	350,022	26,593
	Galenica AG	30,803	26,348
	Swatch Group AG (Registered)	302,611	25,580
	PSP Swiss Property AG	251,041	21,535
	Helvetia Holding AG	38,187	18,145
	Schindler Holding AG (Registered)	132,732	17,970
	GAM Holding AG	1,033,794	17,644
	Sulzer AG	147,467	16,792
	EMS-Chemie Holding AG	45,999	16,559
	BB Biotech AG	72,083	15,231
	Georg Fischer AG	25,979	14,992
	Pargesa Holding SA	179,141	13,934
	OC Oerlikon Corp. AG	1,091,501	13,801
	Nobel Biocare Holding AG	735,018	12,995
*	ams AG	358,667	12,846
	Barry Callebaut AG	12,189	12,766
	Logitech International SA	896,402	12,699
	Flughafen Zuerich AG	19,468	12,406
	Straumann Holding AG	49,296	12,145
	DKSH Holding AG	161,755	11,956
	Kaba Holding AG Class B	23,988	11,436
	Panalpina Welttransport Holding AG	87,672	11,351
	Bucher Industries AG	40,292	10,232
	Banque Cantonale Vaudoise	17,947	9,614
	Temenos Group AG	259,764	9,060
	Forbo Holding AG	8,479	8,802
	Valiant Holding AG	99,233	8,679
	Burckhardt Compression Holding AG	19,901	8,526
	Allreal Holding AG	60,134	7,958
	Mobimo Holding AG	39,191	7,723
	Tecan Group AG	70,990	7,488
	Vontobel Holding AG	202,199	7,349
*	Cembra Money Bank AG	129,603	7,318
	Belimo Holding AG	2,946	7,306
	Leonteq AG	29,386	6,409
	Aryzta AG	76,275	6,312
	Rieter Holding AG	29,151	5,378
	Cosmo Pharmaceuticals SPA	32,143	5,055
	St. Galler Kantonalbank AG	13,888	5,023
	Autoneum Holding AG	29,884	4,979
	Kuoni Reisen Holding AG	17,803	4,852
	Implenia AG	89,744	4,837
*,^	Meyer Burger Technology AG	561,017	4,725
	Emmi AG	13,380	4,718
	Huber & Suhner AG	94,200	4,648
	Daetwyler Holding AG	35,262	4,468
	Schweiter Technologies AG	5,963	4,303
*	Schmolz & Bickenbach AG	3,172,667	3,831
	Valora Holding AG	17,825	3,692
	Gategroup Holding AG	162,281	3,655
	Ascom Holding AG	221,258	3,247

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

		Market
		Value
	Shares	($000)
Kudelski SA	220,357	2,810
VZ Holding AG	16,922	2,793
AFG Arbonia-Forster Holding AG	111,497	2,719
EFG International AG	245,533	2,552
Liechtensteinische Landesbank AG	63,190	2,534
Zehnder Group AG	63,540	2,498
Vetropack Holding AG	1,427	2,435
* Basilea Pharmaceutica	26,306	2,393
Siegfried Holding AG	14,881	2,289
Basler Kantonalbank	32,241	2,149
Swissquote Group Holding SA	61,501	1,919
BKW AG	62,941	1,893
VP Bank AG	21,651	1,796
^ Alpiq Holding AG	17,426	1,754
Schweizerische National-Versicherungs-Gesellschaft AG	12,361	1,031
* Orascom Development Holding AG	58,894	1,028
Bachem Holding AG	14,852	755
* Von Roll Holding AG	359,027	518
Cie Financiere Tradition SA	10,128	454
		7,917,243
Taiwan (3.0%)
Taiwan Semiconductor Manufacturing Co. Ltd.	131,752,063	568,699
Hon Hai Precision Industry Co. Ltd.	80,465,511	254,651
MediaTek Inc.	9,245,807	135,275
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	4,026,682	88,668
Cathay Financial Holding Co. Ltd.	50,333,012	83,233
Delta Electronics Inc.	12,856,240	78,732
Fubon Financial Holding Co. Ltd.	46,068,018	78,053
Nan Ya Plastics Corp.	36,205,907	75,279
Formosa Plastics Corp.	31,079,091	72,182
China Steel Corp.	78,821,848	67,968
CTBC Financial Holding Co. Ltd.	93,904,515	65,873
Formosa Chemicals & Fibre Corp.	27,873,645	65,647
Mega Financial Holding Co. Ltd.	63,271,873	52,488
Chunghwa Telecom Co. Ltd.	16,985,456	51,767
Uni-President Enterprises Corp.	29,469,274	50,825
Asustek Computer Inc.	4,526,168	46,231
Largan Precision Co. Ltd.	638,376	44,972
Quanta Computer Inc.	16,778,950	42,226
Catcher Technology Co. Ltd.	4,579,800	38,811
Hotai Motor Co. Ltd.	2,595,000	38,145
Taiwan Mobile Co. Ltd.	10,631,400	34,502
Advanced Semiconductor Engineering Inc.	26,230,201	31,525
Yuanta Financial Holding Co. Ltd.	62,332,825	31,408
Taiwan Cement Corp.	20,350,700	31,127
China Development Financial Holding Corp.	89,616,856	28,813
First Financial Holding Co. Ltd.	46,295,082	28,496
Formosa Petrochemical Corp.	12,042,950	28,411
Cheng Shin Rubber Industry Co. Ltd.	11,754,828	27,471
E.Sun Financial Holding Co. Ltd.	42,252,683	26,765
President Chain Store Corp.	3,548,536	26,647
Innolux Corp.	58,187,024	26,592
Far Eastern New Century Corp.	25,001,693	26,293
Hua Nan Financial Holdings Co. Ltd.	44,250,531	26,219
* Inotera Memories Inc.	16,105,002	24,911
Taishin Financial Holding Co. Ltd.	51,918,407	24,796
United Microelectronics Corp.	54,889,175	24,297
SinoPac Financial Holdings Co. Ltd.	54,674,694	23,753
Far EasTone Telecommunications Co. Ltd.	10,123,000	22,412
Chunghwa Telecom Co. Ltd. ADR	716,636	21,743
* HTC Corp.	4,763,792	21,570
Taiwan Cooperative Financial Holding Co. Ltd.	39,155,042	20,944
Compal Electronics Inc.	26,438,689	19,630
Pegatron Corp.	10,720,639	19,596

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

		Market
		Value
	Shares	($000)
Asia Cement Corp.	14,773,567	19,064
Lite-On Technology Corp.	13,526,426	19,009
Pou Chen Corp.	16,849,517	18,950
Novatek Microelectronics Corp.	3,628,275	18,816
Foxconn Technology Co. Ltd.	6,713,705	17,921
Hermes Microvision Inc.	356,509	17,282
China Life Insurance Co. Ltd.	19,082,382	16,656
Advanced Semiconductor Engineering Inc. ADR	2,594,567	16,008
Chailease Holding Co. Ltd.	6,361,510	15,709
Wistron Corp.	14,880,049	15,703
Advantech Co. Ltd.	2,144,851	14,963
Giant Manufacturing Co. Ltd.	1,790,319	14,505
Siliconware Precision Industries Co. ADR	2,012,555	14,350
AU Optronics Corp.	29,157,640	13,883
Inventec Corp.	19,473,315	13,551
Shin Kong Financial Holding Co. Ltd.	43,275,811	13,153
Teco Electric and Machinery Co. Ltd.	11,566,000	12,893
Chang Hwa Commercial Bank Ltd.	20,357,267	12,832
Siliconware Precision Industries Co.	8,883,000	12,703
AU Optronics Corp. ADR	2,619,026	12,545
Eclat Textile Co. Ltd.	1,235,011	11,744
* Acer Inc.	16,867,297	11,615
Synnex Technology International Corp.	8,229,463	11,592
WPG Holdings Ltd.	9,390,553	11,442
Merida Industry Co. Ltd.	1,589,232	10,996
Hiwin Technologies Corp.	1,361,298	10,780
Chicony Electronics Co. Ltd.	3,522,883	10,143
Realtek Semiconductor Corp.	2,974,215	9,884
Radiant Opto-Electronics Corp.	2,785,948	9,784
Epistar Corp.	5,377,179	9,752
Ruentex Industries Ltd.	4,460,340	9,530
TPK Holding Co. Ltd.	1,575,695	9,296
United Microelectronics Corp. ADR	4,189,136	9,174
Highwealth Construction Corp.	5,284,600	9,158
Simplo Technology Co. Ltd.	1,846,443	9,018
Ruentex Development Co. Ltd.	5,547,304	8,280
Taiwan Fertilizer Co. Ltd.	4,633,000	8,220
Yulon Motor Co. Ltd.	5,499,015	8,119
Kenda Rubber Industrial Co. Ltd.	3,906,838	7,975
Vanguard International Semiconductor Corp.	5,034,000	7,575
Powertech Technology Inc.	4,468,955	7,531
Zhen Ding Technology Holding Ltd.	2,638,355	7,251
Chipbond Technology Corp.	3,849,000	7,110
CTCI Corp.	4,272,000	7,087
Clevo Co.	3,954,796	7,072
King's Town Bank Co. Ltd.	6,418,000	7,021
* Walsin Lihwa Corp.	20,865,000	6,939
* Taiwan Business Bank	22,875,905	6,883
Taiwan Glass Industry Corp.	8,454,747	6,554
Formosa Taffeta Co. Ltd.	6,457,000	6,533
Unimicron Technology Corp.	8,430,750	6,496
Airtac International Group	853,600	6,366
Far Eastern Department Stores Ltd.	7,008,977	6,334
Kinsus Interconnect Technology Corp.	1,673,000	6,318
* Evergreen Marine Corp. Taiwan Ltd.	10,632,979	6,286
Yageo Corp.	3,976,407	6,201
Asia Pacific Telecom Co. Ltd.	10,164,848	6,096
Transcend Information Inc.	1,790,363	6,058
* Eva Airways Corp.	10,218,290	5,992
Tripod Technology Corp.	3,107,023	5,815
* China Airlines Ltd.	14,495,646	5,676
* Winbond Electronics Corp.	17,392,000	5,588
King Yuan Electronics Co. Ltd.	7,052,000	5,584
Phison Electronics Corp.	820,510	5,563

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

		Market
		Value
	Shares	($000)
Chroma ATE Inc.	2,215,800	5,527
Standard Foods Corp.	2,326,967	5,501
Makalot Industrial Co. Ltd.	1,036,691	5,428
King Slide Works Co. Ltd.	408,000	5,365
Micro-Star International Co. Ltd.	4,305,000	5,276
China Steel Chemical Corp.	959,000	5,228
Eternal Materials Co. Ltd.	5,194,001	5,220
Wan Hai Lines Ltd.	7,032,325	5,204
Sino-American Silicon Products Inc.	3,340,428	5,181
TSRC Corp.	4,522,626	5,160
Nan Kang Rubber Tire Co. Ltd.	4,696,209	5,153
* Macronix International	22,709,878	5,116
Yungtay Engineering Co. Ltd.	2,300,000	5,112
St. Shine Optical Co. Ltd.	289,000	5,093
Coretronic Corp.	3,323,000	4,991
MIN AIK Technology Co. Ltd.	1,111,000	4,912
Taiwan Secom Co. Ltd.	1,827,920	4,847
* eMemory Technology Inc.	442,000	4,795
Feng TAY Enterprise Co. Ltd.	1,854,011	4,792
* China Petrochemical Development Corp.	14,884,647	4,712
Everlight Electronics Co. Ltd.	2,406,497	4,568
Capital Securities Corp.	13,698,175	4,425
Merry Electronics Co. Ltd.	1,085,976	4,394
U-Ming Marine Transport Corp.	2,759,000	4,323
Far Eastern International Bank	12,446,090	4,197
Richtek Technology Corp.	865,105	4,178
PChome Online Inc.	409,979	4,174
* Yang Ming Marine Transport Corp.	9,061,553	4,149
Casetek Holdings Ltd.	669,000	4,127
Tung Ho Steel Enterprise Corp.	5,182,842	4,113
China Motor Corp.	4,440,000	4,047
Ginko International Co. Ltd.	299,000	4,028
HannStar Display Corp.	15,956,060	4,023
Win Semiconductors Corp.	4,429,000	4,005
Tainan Spinning Co. Ltd.	7,194,193	4,000
Cheng Uei Precision Industry Co. Ltd.	2,370,485	3,960
* Qisda Corp.	8,625,880	3,875
Taichung Commercial Bank Co. Ltd.	11,540,707	3,873
Wowprime Corp.	392,015	3,861
Elan Microelectronics Corp.	2,422,000	3,856
Firich Enterprises Co. Ltd.	1,058,879	3,843
Formosa International Hotels Corp.	370,455	3,839
Compeq Manufacturing Co. Ltd.	6,938,000	3,834
Lung Yen Life Service Corp.	1,294,000	3,834
Sanyang Industry Co. Ltd.	4,265,540	3,778
* Tatung Co. Ltd.	13,008,738	3,694
Parade Technologies Ltd.	381,805	3,645
* Kinpo Electronics	8,288,000	3,623
Feng Hsin Iron & Steel Co.	2,890,000	3,589
Wistron NeWeb Corp.	1,583,293	3,570
Kerry TJ Logistics Co. Ltd.	2,827,000	3,561
Oriental Union Chemical Corp.	4,617,700	3,520
Shinkong Synthetic Fibers Corp.	9,803,451	3,494
Gigabyte Technology Co. Ltd.	3,011,000	3,467
Chin-Poon Industrial Co. Ltd.	2,151,000	3,460
Jih Sun Financial Holdings Co. Ltd.	12,929,491	3,451
Neo Solar Power Corp.	3,621,831	3,439
Tong Hsing Electronic Industries Ltd.	892,259	3,410
YFY Inc.	8,037,515	3,349
* Goldsun Development & Construction Co. Ltd.	9,217,830	3,283
ScinoPharm Taiwan Ltd.	1,595,318	3,271
Great Wall Enterprise Co. Ltd.	3,549,920	3,221
WT Microelectronics Co. Ltd.	2,000,215	3,196
Poya Co. Ltd.	468,222	3,163

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

		Market
		Value
	Shares	($000)
Depo Auto Parts Ind Co. Ltd.	850,000	3,079
Sercomm Corp.	1,351,000	3,017
China Synthetic Rubber Corp.	2,914,000	3,013
Formosan Rubber Group Inc.	2,745,000	2,997
* Medigen Biotechnology Corp.	688,032	2,994
Tong Yang Industry Co. Ltd.	2,905,126	2,968
Cathay Real Estate Development Co. Ltd.	5,657,000	2,949
San Shing Fastech Corp.	1,126,468	2,930
President Securities Corp.	5,575,926	2,920
* PharmaEngine Inc.	354,000	2,856
* Ta Chong Bank Ltd.	8,483,659	2,818
AcBel Polytech Inc.	2,469,000	2,796
Ton Yi Industrial Corp.	4,552,850	2,773
AmTRAN Technology Co. Ltd.	4,792,716	2,765
Grape King Bio Ltd.	657,000	2,746
Mitac Holdings Corp.	3,543,997	2,743
TA Chen Stainless Pipe	4,451,500	2,738
Radium Life Tech Co. Ltd.	4,676,515	2,693
FLEXium Interconnect Inc.	1,267,804	2,686
Prince Housing & Development Corp.	7,139,559	2,680
Grand Pacific Petrochemical	5,585,000	2,679
USI Corp.	5,479,105	2,638
Taiwan Hon Chuan Enterprise Co. Ltd.	1,605,629	2,632
* E Ink Holdings Inc.	5,383,000	2,627
Gigasolar Materials Corp.	151,600	2,577
Taiwan Surface Mounting Technology Co. Ltd.	1,781,684	2,533
Huaku Development Co. Ltd.	1,534,087	2,523
Faraday Technology Corp.	2,291,110	2,515
TTY Biopharm Co. Ltd.	1,338,780	2,508
Cheng Loong Corp.	5,690,600	2,491
Lien Hwa Industrial Corp.	3,830,767	2,490
* Mercuries Life Insurance Co. Ltd.	4,419,733	2,483
Flytech Technology Co. Ltd.	693,775	2,481
China Bills Finance Corp.	6,677,000	2,456
Motech Industries Inc.	1,977,100	2,456
Taiwan PCB Techvest Co. Ltd.	1,659,153	2,450
* TWi Pharmaceuticals Inc.	308,000	2,425
A-DATA Technology Co. Ltd.	1,340,087	2,420
Career Technology MFG. Co. Ltd.	2,100,000	2,417
Taiwan Sogo Shin Kong SEC	1,885,950	2,415
* Center Laboratories Inc.	782,000	2,375
Chong Hong Construction Co. Ltd.	1,149,968	2,366
Ardentec Corp.	2,958,792	2,332
* CMC Magnetics Corp.	15,787,000	2,328
Cleanaway Co. Ltd.	515,000	2,309
* Primax Electronics Ltd.	1,868,000	2,283
* Hota Industrial Manufacturing Co. Ltd.	1,263,000	2,262
Hey Song Corp.	1,885,500	2,259
YungShin Global Holding Corp.	1,234,000	2,245
* Taigen Biopharmaceuticals Holdings Ltd.	1,900,000	2,224
Greatek Electronics Inc.	1,767,000	2,216
Wei Chuan Foods Corp.	2,647,000	2,213
Taiwan Paiho Ltd.	1,584,300	2,208
TXC Corp.	1,770,979	2,202
Gourmet Master Co. Ltd.	345,000	2,197
Universal Cement Corp.	2,488,097	2,187
Dynapack International Technology Corp.	895,000	2,182
Elite Semiconductor Memory Technology Inc.	1,425,000	2,170
Farglory Land Development Co. Ltd.	2,154,815	2,135
BES Engineering Corp.	8,191,000	2,134
* Shining Building Business Co. Ltd.	3,498,380	2,115
LCY Chemical Corp.	4,346,288	2,114
Sigurd Microelectronics Corp.	2,156,000	2,069
Elite Material Co. Ltd.	1,752,965	2,067

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

		Market
		Value
	Shares	($000)
Yieh Phui Enterprise Co. Ltd.	6,909,596	2,047
D-Link Corp.	3,645,480	2,046
IEI Integration Corp.	1,275,694	2,026
Wah Lee Industrial Corp.	1,154,000	2,016
* Voltronic Power Technology Corp.	249,000	2,012
Everlight Chemical Industrial Corp.	2,378,464	1,983
Shin Zu Shing Co. Ltd.	891,000	1,958
Long Chen Paper Co. Ltd.	3,896,613	1,951
Test Research Inc.	1,177,503	1,926
* Taiwan FamilyMart Co. Ltd.	298,000	1,913
* Ichia Technologies Inc.	1,732,000	1,899
Masterlink Securities Corp.	5,923,436	1,888
* Chimei Materials Technology Corp.	1,720,000	1,884
* Microbio Co. Ltd.	2,150,907	1,880
Namchow Chemical Industrial Co. Ltd.	1,146,000	1,869
* Ritek Corp.	16,363,000	1,866
* Lextar Electronics Corp.	2,212,000	1,846
Long Bon International Co. Ltd.	3,016,000	1,844
* Nan Ya Printed Circuit Board Corp.	1,327,059	1,844
* China Man-Made Fiber Corp.	6,923,000	1,833
Hung Sheng Construction Ltd.	2,974,000	1,827
* Ho Tung Chemical Corp.	5,177,250	1,824
FocalTech Corp. Ltd.	309,000	1,807
Rechi Precision Co. Ltd.	1,798,596	1,803
Kindom Construction Corp.	2,084,000	1,799
Evergreen International Storage & Transport Corp.	3,066,000	1,797
Aten International Co. Ltd.	730,000	1,786
Taiwan TEA Corp.	3,260,000	1,772
Ambassador Hotel	1,942,000	1,767
* Gintech Energy Corp.	2,248,149	1,757
Continental Holdings Corp.	4,722,900	1,749
Test-Rite International Co. Ltd.	2,641,314	1,745
Senao International Co. Ltd.	925,000	1,734
Brogent Technologies Inc.	141,000	1,730
Taiwan Cogeneration Corp.	2,173,550	1,724
UPC Technology Corp.	5,005,767	1,714
Chlitina Holding Ltd.	326,300	1,705
Solar Applied Materials Technology Co.	2,140,740	1,690
Systex Corp.	923,000	1,688
Zeng Hsing Industrial Co. Ltd.	331,000	1,686
* Asia Optical Co. Inc.	1,305,000	1,671
Silergy Corp.	240,000	1,666
* Adlink Technology Inc.	653,000	1,665
Topco Scientific Co. Ltd.	919,178	1,662
Pixart Imaging Inc.	722,711	1,657
Lotes Co. Ltd.	396,000	1,653
* Rich Development Co. Ltd.	3,958,000	1,648
CyberTAN Technology Inc.	2,037,000	1,646
Great China Metal Industry	1,743,000	1,625
Sinyi Realty Inc.	1,358,348	1,624
Pan-International Industrial Corp.	2,604,991	1,623
* King's Town Construction Co. Ltd.	1,845,854	1,621
Holtek Semiconductor Inc.	932,000	1,605
Sincere Navigation Corp.	1,823,000	1,579
Accton Technology Corp.	3,089,800	1,579
Johnson Health Tech Co. Ltd.	657,408	1,579
* Via Technologies Inc.	2,623,500	1,564
Syncmold Enterprise Corp.	817,000	1,564
ITEQ Corp.	1,992,140	1,556
Soft-World International Corp.	585,620	1,554
Sitronix Technology Corp.	642,000	1,553
Federal Corp.	2,602,096	1,547
Holy Stone Enterprise Co. Ltd.	1,158,500	1,540
Gloria Material Technology Corp.	2,318,824	1,539

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

		Market
		Value
	Shares	($000)
* Lealea Enterprise Co. Ltd.	5,411,197	1,533
Kinik Co.	755,000	1,530
* Chung Hsin Electric & Machinery Manufacturing Corp.	2,398,000	1,508
Mercuries & Associates Ltd.	2,600,641	1,506
Toung Loong Textile Manufacturing	537,000	1,506
Unity Opto Technology Co. Ltd.	1,703,409	1,504
Taiwan Land Development Corp.	4,186,387	1,500
* Walsin Technology Corp.	4,220,954	1,493
* Li Peng Enterprise Co. Ltd.	4,330,443	1,491
* Kuo Toong International Co. Ltd.	998,000	1,487
* Taiwan Liposome Co. Ltd.	234,000	1,483
* Taiwan Life Insurance Co. Ltd.	2,407,577	1,479
* Gigastorage Corp.	1,663,096	1,463
KEE TAI Properties Co. Ltd.	2,537,740	1,460
Yulon Nissan Motor Co. Ltd.	154,179	1,446
* Chung Hung Steel Corp.	5,892,240	1,438
Yung Chi Paint & Varnish Manufacturing Co. Ltd.	525,000	1,419
Taiwan Styrene Monomer	3,358,342	1,417
YC INOX Co. Ltd.	1,847,000	1,412
China Metal Products	1,709,243	1,411
Taiwan Semiconductor Co. Ltd.	1,537,000	1,408
Nan Liu Enterprise Co. Ltd.	318,000	1,404
Green Seal Holding Ltd.	305,900	1,398
* E-Ton Solar Tech Co. Ltd.	2,736,096	1,395
Visual Photonics Epitaxy Co. Ltd.	1,546,750	1,390
* Posiflex Technology Inc.	301,000	1,389
Elitegroup Computer Systems Co. Ltd.	1,649,441	1,388
Global Unichip Corp.	454,000	1,373
Asia Polymer Corp.	1,993,300	1,369
Unizyx Holding Corp.	2,317,000	1,368
Taiwan Acceptance Corp.	563,000	1,364
Altek Corp.	1,244,353	1,353
* Topkey Corp.	363,000	1,353
Huang Hsiang Construction Corp.	1,035,000	1,344
International Games System Co. Ltd.	301,000	1,316
* Elite Advanced Laser Corp.	418,000	1,315
Unitech Printed Circuit Board Corp.	3,196,248	1,312
Sampo Corp.	3,267,000	1,296
Vivotek Inc.	370,146	1,294
ALI Corp.	1,546,000	1,282
Zinwell Corp.	1,311,000	1,280
Nien Hsing Textile Co. Ltd.	1,536,468	1,272
Taiflex Scientific Co. Ltd.	854,852	1,268
Kuoyang Construction Co. Ltd.	2,939,696	1,260
United Integrated Services Co. Ltd.	1,318,000	1,254
* Genius Electronic Optical Co. Ltd.	442,363	1,243
CSBC Corp. Taiwan	2,351,100	1,240
* Pihsiang Machinery Manufacturing Co. Ltd.	680,000	1,232
GeoVision Inc.	332,189	1,209
* G Tech Optoelectronics Corp.	1,479,334	1,204
Sonix Technology Co. Ltd.	847,000	1,196
CHC Healthcare Group	547,333	1,179
Quanta Storage Inc.	1,051,000	1,166
Getac Technology Corp.	2,304,000	1,165
* Etron Technology Inc.	2,484,000	1,164
OptoTech Corp.	2,835,000	1,159
Gemtek Technology Corp.	1,557,564	1,145
HUA ENG Wire & Cable	3,461,000	1,145
* Lotus Pharmaceutical Co. Ltd.	392,000	1,139
* Solartech Energy Corp.	1,754,364	1,123
Tong-Tai Machine & Tool Co. Ltd.	1,254,306	1,114
Lingsen Precision Industries Ltd.	2,142,000	1,094
Chia Hsin Cement Corp.	2,315,112	1,093
Weltrend Semiconductor	1,157,500	1,082

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

		Market
		Value
	Shares	($000)
Cyberlink Corp.	372,578	1,078
China Chemical & Pharmaceutical Co. Ltd.	1,592,000	1,069
Jentech Precision Industrial Co. Ltd.	475,354	1,068
Global Mixed Mode Technology Inc.	391,000	1,049
Taiwan Sanyo Electric Co. Ltd.	993,750	1,046
Asia Vital Components Co. Ltd.	1,525,148	1,042
Hung Poo Real Estate Development Corp.	1,371,946	1,034
Taiwan Fire & Marine Insurance Co. Ltd.	1,431,000	1,033
Ability Enterprise Co. Ltd.	2,068,000	1,031
Alpha Networks Inc.	2,022,000	1,019
Chun Yuan Steel	2,710,653	1,019
* Sunplus Technology Co. Ltd.	2,661,000	1,016
* Concord Securities Corp.	3,787,219	1,013
* Green Energy Technology Inc.	1,525,405	995
* Formosa Epitaxy Inc.	1,913,000	981
* Gold Circuit Electronics Ltd.	2,329,000	965
Lite-On Semiconductor Corp.	1,453,439	957
Infortrend Technology Inc.	1,679,000	942
* Dynamic Electronics Co. Ltd.	1,867,000	939
* Pan Jit International Inc.	2,242,000	939
* Chung Hwa Pulp Corp.	3,199,820	916
* Silicon Integrated Systems Corp.	3,202,000	907
Basso Industry Corp.	716,000	873
* HannsTouch Solution Inc.	4,116,000	859
Microlife Corp.	399,400	855
* Wafer Works Corp.	2,046,925	853
Jess-Link Products Co. Ltd.	923,458	827
China General Plastics Corp.	2,207,920	818
Waterland Financial Holdings Co. Ltd.	2,921,935	815
* China Electric Manufacturing Corp.	2,225,000	813
* First Steamship Co. Ltd.	1,219,000	796
Champion Building Materials Co. Ltd.	2,475,000	788
Shih Wei Navigation Co. Ltd.	1,261,457	787
* Forhouse Corp.	2,011,000	781
* Genesis Photonics Inc.	1,546,931	766
ITE Technology Inc.	731,625	765
L&K Engineering Co. Ltd.	917,000	750
Hsin Kuang Steel Co. Ltd.	1,304,000	749
ACES Electronic Co. Ltd.	605,000	745
Bank of Kaohsiung Co. Ltd.	2,457,895	735
Darfon Electronics Corp.	1,358,000	735
Phihong Technology Co. Ltd.	1,381,000	728
Eastern Media International Corp.	2,101,195	722
Sunrex Technology Corp.	1,288,000	709
* AGV Products Corp.	2,660,265	707
Chinese Maritime Transport Ltd.	631,000	706
FSP Technology Inc.	838,478	698
* Wintek Corp.	10,886,974	697
Young Optics Inc.	402,000	684
AV Tech Corp.	372,000	683
WUS Printed Circuit Co. Ltd.	1,456,000	667
* Microelectronics Technology Inc.	1,313,000	656
* LES Enphants Co. Ltd.	1,108,461	628
Ta Ya Electric Wire & Cable	2,842,950	617
Tsann Kuen Enterprise Co. Ltd.	582,000	613
Globe Union Industrial Corp.	1,241,625	609
Taiyen Biotech Co. Ltd.	753,979	609
Taiwan Navigation Co. Ltd.	747,000	530
* TYC Brother Industrial Co. Ltd.	933,000	515
* Tyntek Corp.	2,205,000	494
Taiwan Mask Corp.	1,546,000	481
* Young Fast Optoelectronics Co. Ltd.	754,143	477
Sheng Yu Steel Co. Ltd.	715,000	473
* Entire Technology Co. Ltd.	603,617	471

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

		Market
		Value
	Shares	($000)
ENG Electric Co. Ltd.	744,135	455
Newmax Technology Co. Ltd.	369,294	450
* Global Brands Manufacture Ltd.	1,408,462	446
KYE Systems Corp.	1,229,892	433
Silitech Technology Corp.	619,405	424
* Mosel Vitelic Inc.	1,888,000	409
* J Touch Corp.	729,000	394
Advanced International Multitech Co. Ltd.	547,000	362
* Chinese Gamer International Corp.	246,000	358
* Giantplus Technology Co. Ltd.	956,000	336
* Chunghwa Picture Tubes Ltd.	6,515,351	335
Avermedia Technologies	859,000	314
Shinkong Textile Co. Ltd.	233,000	307
Bright Led Electronics Corp.	730,000	299
* O-TA Precision Industry Co. Ltd.	530,000	293
* Shihlin Paper Corp.	181,000	234
* Tatung Co. Ltd. GDR	38,879	220
Great Taipei Gas Co. Ltd.	105,026	81
* Tong-Tai Machine & Tool Co. Rights Exp. 12/17/2014	87,320	1
* ProMOS Technologies Inc.	5,975,000	—
		3,941,136
Thailand (0.6%)
Advanced Info Service PCL (Foreign)	6,120,100	44,616
* PTT PCL	3,049,400	34,448
CP ALL PCL (Foreign)	21,481,570	30,006
* Siam Commercial Bank PCL (Local)	5,438,500	29,673
Kasikornbank PCL (Foreign)	4,002,300	29,345
PTT Exploration & Production PCL (Foreign)	6,239,769	28,128
PTT PCL (Foreign)	2,366,115	26,803
Siam Cement PCL (Foreign)	1,894,500	26,488
* Kasikornbank PCL	3,382,600	24,548
Siam Commercial Bank PCL (Foreign)	4,402,600	23,673
Intouch Holdings PCL	9,535,400	21,662
Bangkok Bank PCL (Foreign)	3,020,100	18,751
Airports of Thailand PCL (Foreign)	2,205,300	16,382
Big C Supercenter PCL	2,180,300	15,660
Total Access Communication PCL	4,520,100	14,362
* True Corp. PCL	35,118,300	12,718
* Central Pattana PCL	8,478,686	12,558
* Bank of Ayudhya PCL (Local)	8,373,726	12,279
* PTT Global Chemical PCL	6,196,400	11,873
* PTT Exploration and Production PCL (Local)	2,569,300	11,619
* Charoen Pokphand Foods PCL	11,259,400	10,803
* Minor International PCL	9,945,700	10,725
* Advanced Info Service PCL (Local)	1,395,076	10,310
Krung Thai Bank PCL (Foreign)	14,913,137	10,158
TMB Bank PCL	112,734,300	9,417
* Bumrungrad Hospital PCL	2,244,800	9,165
* Bangkok Dusit Medical Services PCL	15,919,000	9,041
* CP ALL PCL (Local)	6,451,700	9,012
PTT Global Chemical PCL	4,225,236	8,029
Charoen Pokphand Foods PCL (Foreign)	8,304,300	7,968
* Electricity Generating PCL	1,478,600	7,807
Glow Energy PCL (Foreign)	2,486,345	7,784
BTS Group Holdings PCL	20,285,100	6,414
* Delta Electronics Thailand PCL	3,155,800	6,287
* Land & Houses PCL	19,252,200	6,055
Thai Oil PCL (Foreign)	4,176,800	5,765
Thai Union Frozen Products PCL (Foreign)	2,600,700	5,744
* Siam City Cement PCL (Local)	443,617	5,720
* BEC World PCL	3,777,600	5,603
Home Product Center PCL	19,025,849	5,432
* BTS Rail Mass Transit Growth Infrastructure Fund	17,629,424	5,413

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

		Market
		Value
	Shares	($000)
CPN Retail Growth Leasehold Property Fund	10,312,269	5,224
* Krung Thai Bank PCL	7,263,100	5,195
BTS Group Holdings PCL	16,254,048	5,190
* True Corp. PCL	13,467,523	4,799
* Robinson Department Store PCL	2,901,100	4,566
* Hemaraj Land and Development PCL	29,397,000	4,321
Ratchaburi Electricity Generating Holding PCL	2,292,300	4,276
* Thanachart Capital PCL	3,976,000	4,276
Bangkok Life Assurance PCL	2,254,320	4,017
* Central Plaza Hotel PCL	3,419,900	3,963
* Bangkok Land PCL	63,894,500	3,922
* Banpu PCL (Local)	4,454,300	3,891
* Airports of Thailand PCL	514,500	3,822
* IRPC PCL	36,243,600	3,806
* Sino-Thai Engineering & Construction PCL	4,592,742	3,700
* Berli Jucker PCL	2,577,700	3,601
* Indorama Ventures PCL	4,822,400	3,538
BEC World PCL (Foreign)	2,370,905	3,498
Jasmine International PCL	15,089,900	3,389
* Tisco Financial Group PCL	2,432,920	3,327
* Thaicom PCL	2,729,500	3,288
* Supalai PCL	3,917,800	3,119
Indorama Ventures PCL	4,205,648	3,086
Hana Microelectronics PCL (Foreign)	2,059,900	2,959
* Siam Global House PCL	7,317,441	2,920
IRPC PCL (Foreign)	28,064,000	2,742
* LPN Development PCL	3,558,800	2,720
Banpu PCL	2,537,400	2,688
Pruksa Real Estate PCL	2,710,500	2,618
TTW PCL	6,920,300	2,578
* TMB Bank PCL	25,020,500	2,367
* Hana Microelectronics PCL	1,771,600	2,366
* Samart Corp. PCL	2,322,500	2,357
Kiatnakin Bank PCL	1,775,743	2,278
* Bangchak Petroleum PCL	2,194,200	2,256
Bangkok Expressway PCL (Foreign)	1,876,200	2,189
* Bangkok Dusit Medical Services PCL	3,791,900	2,153
* SPCG PCL	2,745,500	2,128
* MBK PCL	4,211,100	2,085
* VGI Global Media PCL	5,115,296	2,010
* Thoresen Thai Agencies PCL	3,313,760	1,980
* Major Cineplex Group PCL	2,651,500	1,937
* Home Product Center PCL	6,440,262	1,839
* Jasmine International PCL	7,790,200	1,782
Bank of Ayudhya PCL	1,211,697	1,777
Bangkok Chain Hospital PCL	5,881,825	1,770
* Sri Trang Agro-Industry PCL	3,882,700	1,749
VGI Global Media PCL	4,447,040	1,747
* TPI Polene PCL	30,769,000	1,709
* Precious Shipping PCL	2,586,100	1,694
Quality Houses PCL	12,774,016	1,679
* Thai Vegetable Oil PCL	2,388,800	1,636
* Dynasty Ceramic PCL	860,700	1,562
WHA Corp. PCL	1,256,062	1,504
* Pruksa Real Estate PCL	1,462,200	1,504
* Amata Corp. PCL	3,134,000	1,493
* Esso Thailand PCL	7,953,700	1,343
* Quality Houses PCL	10,058,300	1,328
* Thai Union Frozen Products PCL	575,400	1,316
* Thai Oil PCL	957,000	1,315
* Thai Reinsurance PCL	11,989,890	1,308
* Italian-Thai Development PCL	7,424,785	1,288
* Thai Airways International PCL (Foreign)	3,415,800	1,261
Univentures PCL	4,060,200	1,260

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

		Market
		Value
	Shares	($000)
* Sansiri PCL (Local)	17,772,200	1,124
* Sahaviriya Steel Industries PCL	96,407,100	1,006
* Bangkok Life Assurance PCL	564,060	1,005
* Cal-Comp Electronics Thailand PCL	10,057,632	933
Samart Corp. PCL	810,500	823
* G J Steel PCL (Local)	265,466,800	734
Bangkok Land PCL	11,922,053	732
Siam Global House PCL	2,038,074	676
* Glow Energy PCL	213,000	659
* Bangkok Expressway PCL	536,400	626
Asian Property Development PCL (Foreign)	4,332,944	623
* TTW PCL	1,667,900	621
Sansiri PCL (Foreign)	14,126,652	603
* Kiatnakin Bank PCL	464,900	603
* Bangkok Chain Hospital PCL	1,807,400	541
* Maybank Kim Eng Securities Thailand PCL	756,900	531
* Tata Steel Thailand PCL	18,449,500	530
* WHA Corp. PCL	401,985	481
* Thoresen Thai Agencies PCL	667,800	448
* Saha-Union PCL	346,000	444
* Univentures PCL	1,381,400	429
* Italian-Thai Development PCL	2,237,500	391
* AP Thailand PCL	1,453,100	297
* Thai Airways International PCL	501,500	221
* Indorama Ventures PCL Warrants Exp. 08/24/2017	853,604	93
* Indorama Ventures Warrants Exp. 08/24/2018	656,618	58
* G Steel PCL	70	—
		794,485
Turkey (0.4%)
Turkiye Garanti Bankasi AS	13,289,379	51,882
Akbank TAS	10,387,826	37,517
BIM Birlesik Magazalar AS	1,418,461	32,379
* Turkcell Iletisim Hizmetleri AS	5,005,426	29,047
Turkiye Halk Bankasi AS	3,962,173	26,463
Haci Omer Sabanci Holding AS (Bearer)	5,159,373	23,556
Turkiye Is Bankasi	8,506,681	21,272
KOC Holding AS	4,021,077	20,495
Eregli Demir ve Celik Fabrikalari TAS	8,666,623	18,064
Tupras Turkiye Petrol Rafinerileri AS	778,021	16,890
* Anadolu Efes Biracilik Ve Malt Sanayii AS	1,240,840	14,499
Turkiye Vakiflar Bankasi Tao	6,638,863	14,272
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	12,238,384	13,762
Yapi ve Kredi Bankasi AS	5,459,894	11,958
* Turk Hava Yollari	3,504,919	11,467
Turk Telekomunikasyon AS	3,337,128	9,597
Coca-Cola Icecek AS	414,057	9,450
TAV Havalimanlari Holding AS	950,505	7,967
Ulker Biskuvi Sanayi AS	969,696	7,157
Enka Insaat ve Sanayi AS	2,942,057	7,109
Arcelik AS	1,103,224	6,763
* Ford Otomotiv Sanayi AS	444,856	5,672
Turkiye Sise ve Cam Fabrikalari AS	3,250,564	4,935
Tofas Turk Otomobil Fabrikasi AS	784,853	4,916
Petkim Petrokimya Holding AS	2,877,019	4,581
Turkiye Sinai Kalkinma Bankasi AS	4,767,070	4,171
* Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS	3,459,714	3,849
Yazicilar Holding AS Class A	295,080	2,858
* Pegasus Hava Tasimaciligi AS	215,485	2,766
Turk Traktor ve Ziraat Makineleri AS	83,405	2,631
Aygaz AS	537,967	2,268
Aselsan Elektronik Sanayi Ve Ticaret AS	495,811	2,251
* Migros Ticaret AS	236,475	2,197
Dogus Otomotiv Servis ve Ticaret AS	494,110	2,123
Aksigorta AS	1,624,218	1,966

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

		Market
		Value
	Shares	($000)
* Tekfen Holding AS	781,293	1,961
* Sekerbank TAS	2,129,136	1,942
Koza Altin Isletmeleri AS	295,284	1,907
Trakya Cam Sanayii AS	1,407,188	1,846
Cimsa Cimento Sanayi VE Ticaret AS	238,004	1,759
* Dogan Sirketler Grubu Holding AS	5,664,568	1,705
* Vestel Elektronik Sanayi ve Ticaret AS	497,282	1,644
* Asya Katilim Bankasi AS	4,881,513	1,583
Aksa Akrilik Kimya Sanayii AS	391,239	1,285
Albaraka Turk Katilim Bankasi AS	1,743,718	1,230
* Zorlu Enerji Elektrik Uretim AS	1,011,368	1,204
Akfen Holding AS	549,213	1,173
* Koza Anadolu Metal Madencilik Isletmeleri AS	1,440,203	1,122
Is Gayrimenkul Yatirim Ortakligi AS	1,778,915	1,048
Gubre Fabrikalari TAS	506,347	960
Bizim Toptan Satis Magazalari AS	113,140	926
* Ipek Dogal Enerji Kaynaklari Ve Uretim AS	1,202,109	924
Torunlar Gayrimenkul Yatirim Ortakligi AS	642,034	905
EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS	754,417	796
Vakif Gayrimenkul Yatirim Ortakligi AS	543,064	696
Turcas Petrol AS	603,765	656
Konya Cimento Sanayii AS	5,062	561
Alarko Holding AS	305,020	552
* Akenerji Elektrik Uretim AS	979,512	515
Anadolu Cam Sanayii AS	583,540	498
* Ihlas Holding AS	3,143,110	424
		468,572
United Arab Emirates (0.2%)
Emaar Properties PJSC	22,150,304	61,762
First Gulf Bank PJSC	6,119,962	30,385
Abu Dhabi Commercial Bank PJSC	9,159,952	19,968
DP World Ltd.	1,036,314	19,856
Aldar Properties PJSC	19,654,704	17,602
* Arabtec Holding Co.	13,642,669	16,231
Union National Bank PJSC	6,877,671	13,007
* Emaar Malls Group PJSC	12,962,592	11,329
Dubai Islamic Bank PJSC	3,743,147	7,832
Dubai Financial Market	10,032,370	7,687
Air Arabia PJSC	14,596,547	5,345
Al Waha Capital PJSC	5,891,488	4,544
Dubai Investments PJSC	4,838,052	4,167
* Dana Gas PJSC	20,974,143	3,471
* Union Properties PJSC	5,763,092	2,849
* Deyaar Development PJSC	9,356,728	2,842
* Drake & Scull International	7,030,772	2,205
Eshraq Properties Co. PJSC	5,175,128	1,544
RAK Properties PJSC	6,216,041	1,446
National Central Cooling Co. PJSC	2,227,104	942
Aramex PJSC	733,646	619
* Islamic Arab Insurance Co.	1,654,679	315
* Eshraq Properties Rights Exp. 11/20/2014	1,799,909	34
		235,982
United Kingdom (14.7%)
HSBC Holdings plc	120,918,328	1,237,821
BP plc	117,020,910	843,075
Royal Dutch Shell plc Class A	22,348,749	800,284
GlaxoSmithKline plc	30,827,186	698,827
British American Tobacco plc	11,819,361	671,314
AstraZeneca plc	8,001,615	582,601
Royal Dutch Shell plc Class B	15,551,368	576,947
Vodafone Group plc	168,451,046	559,741
Diageo plc	15,970,860	470,068
* Lloyds Banking Group plc	342,720,686	423,500
Barclays plc	103,954,006	398,476

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

		Market
		Value
	Shares	($000)
Rio Tinto plc	7,911,082	377,832
Prudential plc	16,179,940	373,903
BG Group plc	21,579,931	359,645
National Grid plc	23,918,075	354,617
BHP Billiton plc	13,544,785	350,694
Glencore plc	67,671,680	346,973
Reckitt Benckiser Group plc	4,090,740	343,872
SABMiller plc	5,994,681	338,585
Unilever plc	7,650,550	307,874
BT Group plc	51,518,001	303,209
Imperial Tobacco Group plc	6,110,199	265,304
Shire plc	3,728,262	248,199
Standard Chartered plc	12,835,657	193,206
Anglo American plc London Shares	8,284,639	174,781
* Compass Group plc	10,720,041	172,735
WPP plc	8,423,249	164,411
Rolls-Royce Holdings plc	11,861,758	160,261
SSE plc	6,178,164	158,129
Aviva plc	18,663,980	155,735
Centrica plc	31,894,023	154,504
BAE Systems plc	20,045,151	147,287
Tesco plc	51,477,391	143,166
Legal & General Group plc	37,631,594	139,220
ARM Holdings plc	8,856,843	125,406
Reed Elsevier plc	7,281,144	119,764
CRH plc	4,669,767	103,691
Associated British Foods plc	2,211,406	97,588
Pearson plc	5,159,368	96,654
Next plc	934,367	96,451
Smith & Nephew plc	5,692,024	96,396
Old Mutual plc	31,020,640	96,182
Standard Life plc	15,171,533	95,709
Experian plc	6,297,538	94,647
British Sky Broadcasting Group plc	6,654,815	94,375
Royal Dutch Shell plc Class A (Amsterdam Shares)	2,608,252	93,489
Wolseley plc	1,673,907	88,951
Land Securities Group plc	4,983,545	88,353
* Royal Bank of Scotland Group plc	13,522,865	84,059
Whitbread plc	1,142,820	79,849
ITV plc	23,727,903	77,197
British Land Co. plc	6,413,726	74,839
Capita plc	4,169,208	73,263
Kingfisher plc	15,020,470	72,793
Burberry Group plc	2,810,246	68,922
Marks & Spencer Group plc	10,338,034	67,361
Johnson Matthey plc	1,300,645	61,984
United Utilities Group plc	4,316,331	59,092
Bunzl plc	2,109,027	57,264
InterContinental Hotels Group plc	1,497,933	56,834
Babcock International Group plc	3,179,284	55,796
Ashtead Group plc	3,184,625	53,329
GKN plc	10,312,986	52,593
* RSA Insurance Group plc	6,367,044	49,271
Weir Group plc	1,345,578	49,211
London Stock Exchange Group plc	1,514,209	48,863
Hammerson plc	4,968,155	48,786
Severn Trent plc	1,508,999	48,247
Smiths Group plc	2,482,513	46,325
Carnival plc	1,156,330	46,108
Persimmon plc	1,939,857	45,436
Friends Life Group Ltd.	8,647,661	44,774
Tullow Oil plc	5,729,279	44,595
Intertek Group plc	1,020,913	44,501
Aberdeen Asset Management plc	6,245,986	43,413

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

		Market
		Value
	Shares	($000)
* International Consolidated Airlines Group SA (London Shares)	6,444,960	42,294
Direct Line Insurance Group plc	9,517,499	42,071
Barratt Developments plc	6,258,023	41,988
Sage Group plc	6,889,751	41,682
Travis Perkins plc	1,568,394	41,515
G4S plc	9,853,614	40,304
Mondi plc	2,327,130	39,283
3i Group plc	6,111,909	38,855
Taylor Wimpey plc	20,479,470	38,841
St. James's Place plc	3,249,517	38,781
Dixons Carphone plc	5,947,765	37,661
Aggreko plc	1,521,397	37,099
Meggitt plc	5,109,847	36,911
^ J Sainsbury plc	8,975,473	35,304
Randgold Resources Ltd.	582,078	34,027
WM Morrison Supermarkets plc	13,726,306	34,015
IMI plc	1,734,189	33,952
Rexam plc	4,453,125	33,937
Cobham plc	7,228,842	33,684
Pennon Group plc	2,473,703	33,017
easyJet plc	1,372,070	33,004
Inchcape plc	2,877,210	32,048
William Hill plc	5,509,279	31,804
Intu Properties plc	5,813,313	31,696
Provident Financial plc	924,714	31,442
AMEC plc	1,885,711	31,437
Croda International plc	854,821	31,420
DCC plc	533,197	29,851
Inmarsat plc	2,693,155	29,548
Investec plc	3,221,722	29,534
Informa plc	3,800,483	29,284
Berkeley Group Holdings plc	797,308	29,124
Tate & Lyle plc	2,954,233	28,659
Segro plc	4,700,860	28,628
Petrofac Ltd.	1,643,449	27,922
Royal Mail plc	3,939,559	27,826
Melrose Industries plc	6,772,153	27,784
Derwent London plc	583,508	27,764
Schroders plc	716,503	27,677
* BTG plc	2,284,225	27,621
Coca-Cola HBC AG	1,249,392	27,183
Admiral Group plc	1,243,872	26,575
Hikma Pharmaceuticals plc	851,449	25,846
Antofagasta plc	2,246,361	25,293
Capital & Counties Properties plc	4,619,705	25,236
DS Smith plc	5,941,968	25,208
John Wood Group plc	2,293,504	24,352
Drax Group plc	2,553,356	24,307
Great Portland Estates plc	2,175,049	23,910
Halma plc	2,388,534	23,846
Booker Group plc	10,292,371	23,136
Amlin plc	3,171,951	23,125
ICAP plc	3,413,086	22,892
Henderson Group plc	6,710,380	22,674
Rentokil Initial plc	11,479,236	22,652
Rotork plc	546,589	22,370
IG Group Holdings plc	2,302,163	22,147
Spirax-Sarco Engineering plc	480,374	21,929
Hargreaves Lansdown plc	1,376,504	21,920
Close Brothers Group plc	933,154	21,886
Hiscox Ltd.	2,007,407	21,881
Bellway plc	776,668	21,759
Spectris plc	749,764	21,644
Howden Joinery Group plc	3,941,775	21,629

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

			Market
			Value
		Shares	($000)
	Daily Mail & General Trust plc	1,684,843	21,349
	TUI Travel plc	3,192,670	20,388
	Rightmove plc	595,666	20,133
	Shaftesbury plc	1,752,816	20,097
	Man Group plc	10,011,095	19,866
	Catlin Group Ltd.	2,143,342	18,415
*	Thomas Cook Group plc	9,220,847	18,361
	Greene King plc	1,380,348	17,745
	Hays plc	8,946,402	17,692
	Berendsen plc	1,082,392	17,513
2	Merlin Entertainments plc	3,096,217	17,484
	Phoenix Group Holdings	1,417,399	17,090
	BBA Aviation plc	2,975,761	16,868
	Stagecoach Group plc	2,685,925	16,643
	Intermediate Capital Group plc	2,529,031	16,614
	Essentra plc	1,504,030	16,545
*	Sports Direct International plc	1,599,263	16,517
	Serco Group plc	3,461,578	16,504
	Britvic plc	1,495,827	16,313
	TalkTalk Telecom Group plc	3,339,881	16,054
	Telecity Group plc	1,286,201	15,888
	Home Retail Group plc	5,211,630	15,315
	Jupiter Fund Management plc	2,623,701	15,041
	Carillion plc	2,746,396	14,640
	UBM plc	1,542,885	14,065
	CSR plc	1,042,290	13,988
	Micro Focus International plc	878,848	13,944
	Victrex plc	512,119	13,894
	Beazley plc	3,294,976	13,839
	WS Atkins plc	635,414	13,814
	Grafton Group plc	1,348,406	13,741
	Restaurant Group plc	1,267,436	13,734
*	Firstgroup plc	7,632,401	13,727
	Premier Oil plc	3,299,608	13,643
	Playtech plc	1,200,072	13,575
	QinetiQ Group plc	4,120,534	13,338
	WH Smith plc	730,538	13,170
	Lancashire Holdings Ltd.	1,204,273	12,901
	Regus plc	4,000,240	12,638
*,^	Polyus Gold International Ltd.	4,216,754	12,625
^	Ashmore Group plc	2,465,352	12,578
	Ultra Electronics Holdings plc	442,611	12,368
	Cable & Wireless Communications plc	15,995,148	12,358
	Elementis plc	2,881,702	12,188
	Bodycote plc	1,216,763	12,168
	Fresnillo plc	1,071,247	11,966
	Michael Page International plc	1,895,139	11,805
	International Personal Finance plc	1,509,696	11,757
	Jardine Lloyd Thompson Group plc	769,739	11,738
	Vesuvius plc	1,710,911	11,678
	Bovis Homes Group plc	859,624	11,596
	Kennedy Wilson Europe Real Estate plc	690,867	11,496
	Betfair Group plc	592,511	11,487
	Senior plc	2,651,030	11,361
	Mitie Group plc	2,342,257	11,288
	Paragon Group of Cos. plc	1,933,305	11,177
	Pace plc	1,998,712	11,105
	Ladbrokes plc	5,824,417	11,021
	Greencore Group plc	2,585,517	10,858
*	Ocado Group plc	2,715,509	10,846
	Balfour Beatty plc	4,374,430	10,789
*	Genel Energy plc	953,964	10,748
	National Express Group plc	2,681,548	10,699
	Go-Ahead Group plc	271,670	10,698

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

			Market
			Value
		Shares	($000)
	Synergy Health plc	356,259	10,642
	RPC Group plc	1,195,859	10,434
	Polymetal International plc	1,255,952	10,363
	Electrocomponents plc	2,802,601	10,279
	Hunting plc	868,137	10,227
	Galliford Try plc	519,127	10,179
	Halfords Group plc	1,259,219	10,004
	AVEVA Group plc	399,040	9,820
	HomeServe plc	1,741,080	9,612
*	Ophir Energy plc	3,221,132	9,567
	Interserve plc	914,347	9,279
*	SVG Capital plc	1,331,540	9,097
*	Mitchells & Butlers plc	1,482,941	9,039
	Fidessa Group plc	239,408	8,989
	Marston's plc	3,705,070	8,938
	Moneysupermarket.com Group plc	2,770,008	8,872
*	Afren plc	7,061,839	8,743
	Domino's Pizza Group plc	857,142	8,720
	Londonmetric Property plc	3,664,473	8,648
	UNITE Group plc	1,262,384	8,630
	Dignity plc	342,879	8,620
	Laird plc	1,680,068	8,479
	Telecom Plus plc	374,884	8,470
*	Cairn Energy plc	3,625,708	8,432
	SIG plc	3,573,839	8,380
	Vedanta Resources plc	632,872	8,344
	Morgan Advanced Materials plc	1,820,147	8,231
	UDG Healthcare plc	1,551,983	8,178
	Debenhams plc	7,834,690	8,144
	Savills plc	781,291	8,054
	Kier Group plc	337,323	8,049
	Diploma plc	719,139	8,007
	Dunelm Group plc	582,302	7,870
	Grainger plc	2,577,558	7,808
*,^	Lonmin plc	2,740,015	7,666
	Genus plc	379,884	7,497
	Brewin Dolphin Holdings plc	1,643,713	7,474
	J D Wetherspoon plc	553,528	7,464
	Crest Nicholson Holdings plc	1,377,922	7,410
	Hansteen Holdings plc	4,339,056	7,360
*	Alent plc	1,350,706	7,310
	Soco International plc	1,388,113	7,307
	Big Yellow Group plc	821,917	7,190
	Workspace Group plc	676,966	7,115
*	Petra Diamonds Ltd.	2,674,145	7,115
	Spirit Pub Co. plc	4,185,327	7,104
	Cranswick plc	313,611	7,078
	Countrywide plc	963,035	7,058
	Premier Farnell plc	2,301,850	6,977
	Domino Printing Sciences plc	713,736	6,892
	Dechra Pharmaceuticals plc	554,590	6,733
	Northgate plc	850,050	6,672
*	Enterprise Inns plc	3,242,068	6,650
	Evraz plc	3,207,201	6,635
	Cineworld Group plc	1,235,428	6,627
	F&C Commercial Property Trust Ltd.	3,222,079	6,620
	Bank of Georgia Holdings plc	161,483	6,620
	ST Modwen Properties plc	1,131,782	6,574
	Renishaw plc	228,548	6,510
	Entertainment One Ltd.	1,292,523	6,482
	Redrow plc	1,398,658	6,474
^	Bwin.Party Digital Entertainment plc	4,477,344	6,427
	Greggs plc	650,842	6,304
*,^	KAZ Minerals plc	1,655,686	6,106

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

			Market
			Value
		Shares	($000)
	Tullett Prebon plc	1,343,606	6,104
	esure Group plc	1,532,905	5,978
	Fenner plc	1,197,906	5,910
	Oxford Instruments plc	339,284	5,873
	Keller Group plc	437,875	5,853
	Dairy Crest Group plc	868,769	5,795
	Synthomer plc	1,734,979	5,652
	Centamin plc	6,757,423	5,541
	Al Noor Hospitals Group plc	335,971	5,481
	De La Rue plc	643,454	5,384
	N Brown Group plc	986,040	5,295
	RPS Group plc	1,392,964	5,233
	Ted Baker plc	166,783	5,194
*	EnQuest plc	4,470,540	4,971
	Chemring Group plc	1,257,216	4,908
	Kcom Group plc	3,277,293	4,877
	Computacenter plc	489,784	4,862
*	Poundland Group plc	952,234	4,797
	Xchanging plc	1,517,426	4,615
	Redefine International PLC	5,563,302	4,612
	Spirent Communications plc	3,819,732	4,593
*	Colt Group SA	2,069,465	4,569
	Devro plc	1,041,920	4,553
*	Imagination Technologies Group plc	1,426,827	4,353
*	Pets at Home Group plc	1,375,571	4,258
	ITE Group plc	1,541,902	4,205
	Foxtons Group plc	1,492,693	4,031
	Shanks Group plc	2,578,761	4,013
	Chesnara plc	723,066	3,988
*	Lamprell plc	1,606,316	3,773
	Darty plc	3,067,550	3,729
	UK Commercial Property Trust Ltd.	2,578,703	3,527
^	APR Energy plc	600,523	3,488
	Helical Bar plc	612,295	3,437
	Connect Group plc	1,203,405	3,399
	Cape plc	763,386	3,321
	NMC Health plc	406,805	3,223
	African Barrick Gold plc	969,660	3,196
	Speedy Hire plc	3,211,432	3,186
*	SDL plc	495,079	3,120
*	AO World plc	1,134,606	3,011
	Picton Property Income Ltd.	2,858,339	2,905
	Schroder REIT Ltd.	3,009,997	2,866
^	Stobart Group Ltd.	1,767,717	2,808
	Development Securities plc	816,990	2,773
*	Salamander Energy plc	1,626,356	2,759
*	SuperGroup plc	201,062	2,674
	Morgan Sindall Group plc	231,791	2,560
	Daejan Holdings plc	31,744	2,537
*	Mothercare plc	876,473	2,451
*	Just Retirement Group plc	1,128,419	2,404
*	Premier Foods plc	4,441,053	2,348
	Xaar plc	457,890	2,038
*	Aquarius Platinum Ltd.	7,565,600	1,999
*	Kenmare Resources plc	18,065,501	1,987
	Infinis Energy plc	563,954	1,948
	888 Holdings plc	914,331	1,875
*,^	Hochschild Mining plc	1,107,038	1,756
*	Gem Diamonds Ltd.	669,159	1,666
	Partnership Assurance Group plc	902,314	1,510
	Anglo Pacific Group plc	640,816	1,352
	Ferrexpo plc	862,905	1,165
*	IGAS Energy plc	396,935	509
	CRH plc	17,233	383

Vanguard® Total International Stock Index Fund
Schedule of Investments
October 31, 2014

					Market
					Value
				Shares	($000)
	Asia Resource Minerals plc			491,987	317
	Mucklow A & J Group plc			2,619	20
					19,509,452
Total Common Stocks (Cost $121,655,133)					132,223,335

		Coupon
Temporary Cash Investments (2.3%)[1]
Money Market Fund (2.3%)
5,6	Vanguard Market Liquidity Fund	0.114%		3,077,639,759	3,077,640

				Face
			Maturity	Amount
			Date	($000)
U.S. Government and Agency Obligations (0.0%)
7,8,9	Federal Home Loan Bank Discount Notes	0.074%	11/28/14	5,000	5,000
7,8,9	Federal Home Loan Bank Discount Notes	0.074%	12/3/14	18,000	17,999
7,8,9	Federal Home Loan Bank Discount Notes	0.030-0.033%	12/19/14	6,000	5,999
7,8,9	Federal Home Loan Bank Discount Notes	0.070%	3/27/15	15,500	15,497
[8,9,10]	Freddie Mac Discount Notes	0.070%	12/8/14	4,500	4,500
9,10	Freddie Mac Discount Notes	0.100%	12/29/14	1,000	1,000
8,10	Freddie Mac Discount Notes	0.050%	1/14/15	4,000	3,999
					53,994
Total Temporary Cash Investments (Cost $3,131,634)[1]					3,131,634
Total Investments (101.8%) (Cost $124,786,767)					135,354,969
Other Assets and Liabilities—Net (-1.8%)[6]					(2,413,978)
Net Assets (100%)					132,940,991

Securities with a market value of less than $500 are displayed with a dash.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $2,381,553,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and 1.8%, respectively, of net assets.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2014, the aggregate value of these securities was $144,266,000, representing 0.1% of net assets.
3 “Other” represents securities that are not classified by the fund’s benchmark index.
4 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6 Includes $2,587,888,000 of collateral received for securities on loan.
7 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
8 Securities with a value of $34,166,000 have been segregated as initial margin for open futures contracts.
9 Securities with a value of $14,470,000 have been segregated as collateral for open forward currency contracts.
10 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
REIT—Real Estate Investment Trust.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA1130 122014

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard STAR Funds and the Shareholders of Vanguard Total International
Stock Index Fund:

In our opinion, the accompanying statement of net assets – investments summary and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of Vanguard Total International Stock Index Fund (the "Fund") at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and schedule of investments (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

December 11, 2014

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1700, Philadelphia, PA 19103-7042
T: (267) 330-3000, F: (267) 330-3300, www.pwc.com/us

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD STAR FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: December 18, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD STAR FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: December 18, 2014
VANGUARD STAR FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: December 18, 2014

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number
2-17620, Incorporated by Reference.